As filed with the Securities and Exchange Commission on April 30, 2008
                    Registration No. 333-71956 and 811-10557



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6


          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]

                       Pre-Effective Amendment No. __ [ ]


                       Post-Effective Amendment No. 10 [X]


                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT 0F 1940 [ ]


                               Amendment No. 9 [X]




             TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-6 OF
                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                  1150 SOUTH OLIVE STREET LOS ANGELES, CA 90015
                    (Address of Depositor's Executive Office)

        Depositor's Telephone Number, including Area Code: (213) 742-3065

Name and Address of Agent for Service:               Copies to:
--------------------------------------               ----------
David M. Goldstein, Esq.                    Frederick R. Bellamy, Esq.
Senior Vice President and                   Sutherland, Asbill & Brennan LLP
Deputy General Counsel                      1275 Pennsylvania Avenue, N. W.
Transamerica Occidental Life                Washington, D.C.  20004
Insurance Company
1150 South Olive Street
Los Angeles, CA 90015

     Title of securities being registered: Flexible Premium Variable Life Insurance Policy

It is proposed that this filing will become effective:


        _____immediately upon filing pursuant to paragraph (b)
        _X___ On May 1, 2008 pursuant to paragraph (b)
        _____60 days after filing pursuant to paragraph (a)(1)
        _____On ______ pursuant to paragraph (a)(1)
        _____On (date) pursuant to paragraph (a)(2) of Rule 485

                             PROSPECTUS May 1, 2008




                                TRANSULTRA(R) VUL



           A Flexible Premium Variable Universal Life Insurance Policy
                                    Issued By
                 Transamerica Occidental Life Insurance Company

                             4333 Edgewood Rd., N.E.
                             Cedar Rapids, IA 52499
                           http://www.transamerica.com



            Offering 45 Sub-Accounts Under Separate Account VUL-5 of
                Transamerica Occidental Life Insurance Company,
                         in addition to a Fixed Account

Please note that the policy and the portfolios are subject to investment risk, including possible loss of principal amount invested. This prospectus contains important details including risks, fees, and charges associated with the policy. Please read this prospectus carefully and keep it for future reference. It should be read with the current prospectuses for the portfolios. You should read the prospectus carefully and consider the investment objectives, risks, charges and expenses of the portfolio before investing.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this policy or to take withdrawals from another policy you own to make premium payments under this policy.

Neither the Securities and Exchange Commission (SEC) nor the state securities commissions have approved this investment offering or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The SEC maintains a web site (http:\\www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

An investment in this policy is not a bank deposit. The policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                     Portfolios Associated with Sub-Accounts


Alger American Income & Growth - Class O
AllianceBernstein VPS Growth and Income Portfolio - Class B
AllianceBernstein VPS Large Cap Growth Portfolio - Class B
Dreyfus Investment Portfolios - MidCap Stock Portfolio - Initial Shares
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares
Dreyfus Variable Investment Fund - Appreciation Portfolio - Initial Shares Dreyfus Variable Investment Fund - Developing Leaders Portfolio - Initial Shares Fidelity VIP Contrafund(R) Portfolio - Service Class 2
Fidelity VIP Equity-Income Portfolio - Service Class 2
Fidelity VIP Index 500 Portfolio - Service Class 2
Franklin Small Cap Value Securities Fund - Class 2
Franklin Small-Midcap Growth Securities Fund - Class 2
Janus Aspen Series Balanced - Service Shares
Janus Aspen Series Worldwide Growth - Service Shares
MFS(R) Growth Series - Initial Class
MFS(R) Investors Trust Series - Initial Class
MFS(R) Research Series - Initial Class
PIMCO VIT Real Return - Admin Class
PIMCO VIT StocksPLUS Growth & Income - Admin Class
Premier VIT OpCap Managed Portfolio
Premier VIT OpCap Small Cap Portfolio
Transamerica Asset Allocation - Conservative VP - Initial Class
Transamerica Asset Allocation - Growth VP - Initial Class
Transamerica Asset Allocation - Moderate Growth VP - Initial Class
Transamerica Asset Allocation - Moderate VP - Initial Class
Transamerica BlackRock Large Cap Value VP - Initial Class
Transamerica Capital Guardian Global VP -Initial Class
Transamerica Capital Guardian Value VP -Initial Class
Transamerica Clarion Global Real Estate Securities VP - Initial Class Transamerica Convertible Securities VP - Initial Class
Transamerica Equity VP - Initial Class
Transamerica Federated Market Opportunity - Initial Class
Transamerica Growth Opportunities VP - Initial Class
Transamerica JPMorgan Mid Cap Value VP - Initial Class*
Transamerica Marsico Growth - Initial Class
Transamerica Money Market VP - Initial Class
Transamerica PIMCO Total Return VP - Initial Class
Transamerica Science & Technology VP - Initial Class
Transamerica Templeton Global VP - Initial Class
Transamerica Third Avenue Value - Initial Class
Transamerica U.S. Government Securities VP - Initial Class
Transamerica Van Kampen Mid-Cap Growth VP - Initial Class
Van Kampen UIF Core Plus Fixed Income - Class 1
Van Kampen UIF Emerging Markets Equity - Class 1
Van Kampen UIF High Yield - Class 1
Van Kampen UIF International Magnum - Class 1




* New net premiums or transfers may no longer be allocated to the Transamerica JPMorgan Mid Cap Value VP sub-account.



                                                 TABLE OF CONTENTS

RISK/BENEFIT SUMMARY......................................................................................6
         Benefits.........................................................................................6
         Risks............................................................................................9
         Portfolio Company Risk...........................................................................11
TABLES OF FEES AND EXPENSES...............................................................................12
         Transaction Fees.................................................................................12
         Periodic Charges Other than Portfolio Company Operating Expenses.................................14
         Portfolio Expenses...............................................................................20
TRANSAMERICA, THE FIXED ACCOUNT, THE SEPARATE ACCOUNT AND
THE PORTFOLIOS............................................................................................25
         Transamerica Occidental Life Insurance Company...................................................25
         Insurance Marketplace Standards Association......................................................25
         The Fixed Account................................................................................25
         The Separate Account.............................................................................25
         The Portfolios...................................................................................26
         Revenue We Receive...............................................................................26
         Addition, Deletion or Substitution of Portfolios.................................................28
         Portfolios Not Publicly Available................................................................28
         Selection of Underlying Portfolios...............................................................29
VOTING RIGHTS.............................................................................................33
THE POLICY................................................................................................34
         Owner............................................................................................34
         Beneficiary......................................................................................34
         Modifying the Policy.............................................................................34
         Application for a Policy.........................................................................35
         Minimum Initial Face Amount......................................................................36
         Life Insurance Qualification.....................................................................36
         Conversions of Term Life Insurance Policies......................................................37
         Guaranteed Exchange Option.......................................................................37
         Effective Date of Coverage.......................................................................37
         Policy Date......................................................................................37
         Backdating a Policy..............................................................................38
         Reallocation Date................................................................................38
         Free Look Period.................................................................................38
         Transfers........................................................................................38
         Disruptive Trading and Market Timing.............................................................39
         Dollar Cost Averaging or DCA.....................................................................42
         Automatic Account Rebalancing or AAR.............................................................43
         Telephone Access Privilege.......................................................................44
DEATH BENEFIT.............................................................................................44
         Proof of Death...................................................................................44
         Death Benefit Options............................................................................44
         Transfers After Insured's Death..................................................................46
         Settlement Provisions............................................................................46
         Option to Change the Face Amount.................................................................46
PREMIUMS 47
         Required Premiums................................................................................48
         Layer Allocation.................................................................................48
         Premium Qualification Credit.....................................................................49
         Premium Limitations..............................................................................49
         Continuation of Insurance........................................................................49
ALLOCATION OF NET PREMIUMS................................................................................50
         Initial Premium..................................................................................50
         Subsequent Premiums..............................................................................50
         Crediting of Net Premiums Before Reallocation Date...............................................50

UNITS AND UNIT VALUES.....................................................................................51
         Valuation of Units...............................................................................51
         Unit Values......................................................................................51
ACCUMULATION VALUE........................................................................................51
         Determination of Accumulation Value..............................................................51
         Sub-Accounts.....................................................................................52
         Fixed Account....................................................................................52
         Loan Account.....................................................................................52
         Partial Surrenders...............................................................................52
         Surrender Penalty Free Withdrawals...............................................................53
NONFORFEITURE OPTION - FULL SURRENDER.....................................................................53
POLICY LOANS..............................................................................................53
         Loan Repayment...................................................................................54
         Effect of Policy Loans...........................................................................55
LAPSE & REINSTATEMENT.....................................................................................55
         Grace Period.....................................................................................55
         Reinstatement....................................................................................56
OTHER BENEFITS............................................................................................57
         Accident Indemnity Rider.........................................................................57
         Full Death Benefit Rider.........................................................................57
         Guaranteed Insurability Rider....................................................................57
         Insurance on Children Rider......................................................................57
         Waiver Provision Rider...........................................................................57
         Accelerated Death Benefit Option Endorsement.....................................................58
         Automatic Premium Loan Endorsement...............................................................58
         Endorsement to Modify Grace Period...............................................................58
         Extra Surrender Penalty Free Withdrawal Endorsement..............................................58
         Full Policy Surrender Penalty Waiver Endorsement.................................................58
         Option for Additional Insurance Endorsement......................................................59
         Surrender Penalty Deferral Endorsement...........................................................59
CHARGES AND DEDUCTIONS....................................................................................59
         Administrative Charge............................................................................59
         Surrender Penalty................................................................................60
         Partial Surrender Transaction Fee................................................................60
         Premium Allocation Change Charge.................................................................60
         Monthly Deductions Allocation Election Change Charge.............................................60
         Transfer Fee.....................................................................................61
         Additional Illustrations Charge..................................................................61
         Accelerated Death Benefit Rider Charge...........................................................61
         Reinstatement Interest Charge....................................................................61
         Mortality and Expense Risk Charge................................................................61
         Monthly Deduction................................................................................61
         Net Loan Interest Charge.........................................................................64
         Portfolio Expenses...............................................................................64
         Possible Tax Charge..............................................................................64
FEDERAL TAX CONSIDERATIONS................................................................................65
         Transamerica Occidental Life Insurance Company and The Separate Account..........................65
         Taxation of the Policies.........................................................................65
         Withholding......................................................................................65
         Policy Loans.....................................................................................66
         Interest Disallowance............................................................................66
         Modified Endowment Contracts.....................................................................66
         Distributions Under Modified Endowment Contracts.................................................66
         Special Rules for Pension Plans..................................................................67
         Split Dollar Arrangements........................................................................67
DISTRIBUTION..............................................................................................68
         Distribution and Principal Underwriting Agreement................................................68
         Compensation to Broker-Dealer Selling the Policies...............................................68
         Special Compensation Paid to Affiliated Underwriting Wholesaling and Selling Firms...............69
         Additional Compensation Paid to Selected Selling Firms...........................................69
LEGAL PROCEEDINGS.........................................................................................70
MERGER OF TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY..................................................70
FURTHER INFORMATION.......................................................................................70
         Statement of Additional Information (SAI)........................................................70
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..............................................71
APPENDIX A - DEFINITIONS..................................................................................A-1
APPENDIX B - DEATH BENEFIT FACTORS........................................................................B-1
APPENDIX C - SURRENDER PENALTY............................................................................C-1
ADDITIONAL INFORMATION.............................................................................Back Page
         Statement of Additional Information.......................................................Back Page
         Personalized Illustrations of Policy Benefits.............................................Back Page
         Contact Us................................................................................Back Page
         Contact the SEC...........................................................................Back Page
         Contact FINRA.............................................................................Back Page

                              RISK/BENEFIT SUMMARY

TransUltra(R) VUL is an individual flexible premium variable universal life insurance policy issued by Transamerica Occidental Life Insurance Company. It provides life insurance protection on the insured.

We offer two different flexible premium variable universal life insurance policies for single life coverage. The TransUltra(R) VUL policy is designed primarily to provide a death benefit based on competitively priced premiums. It is most appropriate for owners for whom long-term death benefit protection at a potentially lower premium cost is the primary objective in purchasing the policy. While it also provides the potential to develop net cash values for supplemental income for the policy owner through policy loans or partial withdrawals, if supplemental income from your policy is a primary objective for you, you may wish to also consider our TransAccumulator(R) VUL policy.

We offer TransUltra(R) VUL to proposed insureds between the ages of 16 and 89, subject to our underwriting approval. The minimum face amount of insurance we issue is $25,000.

The following is a summary of the chief benefits and risks of purchasing a TransUltra(R) VUL policy. It is intended to provide a general description of the policy's primary benefits, as well as the principal risks associated with purchasing the policy. More detailed information about the policy appears later in this Prospectus and in the Statement of Additional Information (SAI), which is available upon request. The Definitions section defines certain words and phrases used in this prospectus.

                                    BENEFITS

DEATH BENEFIT

If the insured dies while the policy is in force, we will pay a death benefit to the beneficiary designated by you. Before paying the beneficiary, we will reduce the death benefit by any outstanding loan and by the portion of any grace period premium payment necessary to provide insurance to the date of the insured's death. The death benefit may be paid in a single sum or under a settlement option.

Beneficiary

When you apply for your policy, you choose the beneficiary for the policy. You may change the beneficiary at any time during the insured's lifetime, except that if the beneficiary was named irrevocably the beneficiary must consent to the change.

Death Benefit Options

Prior to the policy anniversary nearest the insured's 100th birthday, there are three death benefit options available. You must choose one option. Subject to our approval, you may change the death benefit option at any time until the policy anniversary nearest the insured's 100th birthday. If a death benefit option change results in a decrease in face amount, you may incur a surrender penalty. Policies insuring individuals who are between 81-89 years old on the policy date, however, only provide for the Option 1 (Level) death benefit.

The death benefit differs under each option:

o Option 1 (Level) death benefit is the face amount of the policy on the date of the insured's death;

o Option 2 (Plus) death benefit is the face amount of the policy on the date of the insured's death, plus the policy's accumulation value on the date of the insured's death; and

o Option 3 (Plus Premium) death benefit is the face amount of the policy on the date of the insured's death, plus the excess, if any, of all gross premiums paid over the sum of any partial surrenders, surrender penalty free withdrawals and/or premium refunds.


Prior to the policy anniversary nearest the insured's 100th birthday, under any death benefit option you choose, the death benefit will be the greatest of:

o The amount specified above for the death benefit option you elected for your policy;

o The death benefit factor multiplied by the policy's accumulation value on the date of the insured's death; or

o The amount required for the policy to qualify as a life insurance contract under Internal Revenue Code ("Code") Section 7702.

The chosen death benefit option will affect the amount of the death benefit and the monthly deductions for the policy, among other things. The death benefit option may also affect the amount and frequency of premium payments you must make to keep the policy in-force and the maximum premiums you may pay under the policy.

Beginning with the policy anniversary nearest the insured's age 100, the death benefit will be the greater of:

1. The death benefit factor multiplied by the policy's accumulation value as of the date of the insured's death; or

2. The amount required for the policy to qualify as a life insurance contract under Internal Revenue Code Section 7702.

If the Full Death Benefit Rider is in effect on your policy on the policy anniversary nearest the insured's 100th birthday, however, the death benefit on and after that date will be calculated in the same manner as before that policy anniversary.

PARTIAL AND FULL SURRENDERS

Your policy may develop net cash values that you may access at any time prior to the death of the insured.

You may be able to take a partial surrender as early as the first policy year. Beginning in the second policy year, you may take up to 10% of the policy's accumulation value without surrender charges. Other amounts you take as partial surrenders may be subject to surrender penalties. You may also fully surrender your policy for its net cash value. A partial or full surrender may have adverse tax consequences.

POLICY LOANS

You may also access a portion of your net cash value through policy loans at any time prior to the death of the insured. A loan may have adverse tax consequences.

FREE LOOK PERIOD

You have the right to examine and cancel your policy within 10 days after you receive it. Some states may require a longer free-look period for replacement policies or for other reasons. If you decide to cancel your policy during the free-look period, we will void the policy and refund to you the amount required by state law. The amount varies according to state law, but generally is either:

o the policy's net cash value plus any fees or charges deducted from premiums or policy values; or

o    the premiums paid.


PREMIUMS

Required Premiums

When you apply for a TransUltra(R) VUL policy, you commit to a required premium per year amount for the first five policy years. Your commitment amount must be within minimum and maximum amounts we set for the policy. The commitment amount is the required premium per year amount for your policy.

During the first five policy years, you must satisfy your required premium amount by the end of each policy year. If, by the end of the policy year, your premium payments satisfy your required premiums through that year, on the following policy anniversary we will add a Premium Qualification Credit equal to 2% of your required premium per year amount to your policy's accumulation value.

If you do not satisfy your required premiums by the end of a policy year, however, your policy will go into the grace period. If you do not pay the required premiums by the end of the grace period, your policy will lapse and insurance coverage will terminate unless the policy is kept in force under the Automatic Premium Loan provisions.

If you request a face amount increase and we approve it, the increase amount is added to your policy as a layer of insurance coverage. Each layer has its own required premium per year amount and 5-layer year required premium period. You may earn a Premium Qualification Credit based on the layer's required premium amount. Failure to meet the layer's required premium amounts by the end of each layer year, however, will cause your policy to enter the grace period, and could lapse at the end of that period, if there are not sufficient premiums on the base policy or other layers to satisfy the required premium amounts that are due.

Within limits, you may pay all or part of the required premiums at any time before they are due, and you may pay more than the required premium amounts.

Flexibility of Premium Payments

After the end of the required premium period, you may pay subsequent premiums in any amount and at any time before the policy anniversary nearest the insured's 100th birthday, subject to the $25 minimum premium restriction and the Premium Limitations provision.

We will generally provide you with notices of scheduled premiums you indicated on your application that you intended to make. Making scheduled premium payments will not guarantee that your policy will stay in-force, except as otherwise provided under the Endorsement to Modify Grace Period. Likewise, failure to make scheduled payments does not automatically cause your policy to enter the grace period, except to the extent you do not pay sufficient premiums on a timely basis to meet your required premium commitment.

Endorsement to Modify Grace Period

This endorsement will prevent your policy from going into the grace period during a specified number of policy years even though the monthly deductions exceed the accumulation value, subject to the terms of the endorsement. The endorsement is added automatically to your policy if your policy is issued with a level death benefit option. To keep the endorsement in effect, you must pay premiums on a timely basis that are sufficient to meet the Select Monthly Premiums for your policy, among other conditions. This amount varies by policy. The endorsement provides benefits during the first 10 policy years. You may, instead, choose to receive the benefits of the endorsement during the first 20 policy years or, if earlier, until the policy anniversary nearest the insured's 100th birthday. The Select Monthly Premiums for a policy will be higher under the 20 year option than under the 10 year option. The endorsement will not prevent your policy from entering the grace period if there is an outstanding loan on the policy. The endorsement will not prevent your policy from entering the grace period if you fail to satisfy the cumulative required premium amount during the first five policy years.

INVESTMENT OPTIONS

The investment options under the policy include 45 sub-accounts of the Separate Account and a fixed account. Each sub-account invests exclusively in an underlying portfolio. Prospectuses for the portfolios describe the objectives, benefits and risks of the portfolios, as well as their historical rates of return. Described below are some of the ways in which funds may be allocated to, or transferred between, one or more investment options.

Allocation of Net Premiums Among Investment Options

You may allocate net premiums to one or more investment options. The minimum allocation per investment option is 1%. You may change allocations for future net premiums by submitting written notice to us or by utilizing the telephone access privilege.

We make an optional Asset Allocation Program available to you through your registered representative. This Program helps you determine your time horizon and your risk tolerance level. From those results, the Program recommends one of the allocation models to help you select appropriate allocations among the various sub-accounts and the fixed account.

Monthly Deductions Allocation Election


You may elect to have your monthly deductions taken from one or more specific investment options. If you do not make an election or if any investment option that you specify does not have sufficient value to meet the designated allocation of monthly deductions, the monthly deductions will be taken pro rata from the investment options on your policy. You may change your election for future monthly deductions.


Transfers among Investment Options

You may transfer accumulation values among the sub-accounts and the fixed account, within limits. Transfers among investment options are income tax-free. Each policy year, you may make up to 18 transfers without incurring a transfer fee. Currently, we do not impose a fee even if you make more than 18 transfers in a policy year.

o You may make a written request to transfer unloaned accumulation values between or among investment options. You may also make your request by telephone subject to the Telephone Access Privilege. There are additional restrictions as to maximum amounts and frequency of transfers from the fixed account.

o You may elect automated transfers under the Dollar Cost Averaging (DCA) Option or the Automatic Account Rebalancing (AAR) Program.

DCA and AAR Programs do not guarantee a profit or protect against a loss.

CHANGES IN FACE AMOUNT OF INSURANCE

Subject to our approval, you may increase the face amount of insurance by adding one or more layers of additional coverage, beginning in the second policy year, provided the insured is less than 81 years old. Face amount increases are generally only allowed to be made effective on policy anniversaries. You may also request a reduction in face amount, within limits, while the insured is living.

OPTIONAL BENEFITS - RIDERS AND ENDORSEMENTS

Subject to our approval, you may add optional benefits through riders and endorsements. These optional benefits may allow you to more fully tailor your policy to your needs and objectives. The amounts charged for riders will increase the monthly deductions for your policy. We do not assess a monthly deduction for endorsements, but we will assess a fee if you take an accelerated death benefit under the Accelerated Death Benefit Option Endorsement.

PERSONALIZED ILLUSTRATION
You may request a personalized illustration that reflects your own particular circumstances (including, among other things, your age, gender, underwriting class, and face amount of life insurance). These illustrations may help you to understand the long-term effects on your accumulation value and death benefit of different levels of investment performance and of the charges and deductions under the policy. They also may help you compare the policy to other life insurance policies. These illustrations also demonstrate that the net cash value may be low if you surrender the policy in the early policy years. The personalized illustrations are based on hypothetical rates of investment return and are not a representation or guarantee of investment returns or net cash value.

                                      RISKS

POOR INVESTMENT PERFORMANCE

There is no guarantee that the investment objectives of the portfolios underlying the sub-accounts will be achieved. There is no minimum guaranteed rate of return for any sub-account. A specific rate of return may not be achieved in any one year or over any period of time. You are subject to the risk that the investment performance of the sub-accounts will be unfavorable and that your accumulation value and net cash value will decrease. You could lose everything you invest and your policy could lapse without value, unless you pay additional premium. Additional premium payments may also be necessary to develop sufficient net cash value to meet your objectives, if any, for accessing your policy's net cash value through policy loans, partial surrenders, or full surrenders. In addition, we deduct various policy charges from your accumulation value, which can significantly reduce your accumulation value. During times of declining investment performance, the deduction for charges could further reduce your accumulation value

Past performance does not necessarily indicate future results. Before investing, carefully read this prospectus and the prospectuses of the portfolios.

You also bear the risk that the effective annual interest rate for the fixed account will not exceed the minimum rate and that rates in excess of the minimum may be reduced in the future.

POLICY NOT SUITABLE AS A SHORT-TERM INVESTMENT VEHICLE

The policy is not suitable as a short-term investment vehicle due to the size and duration of the surrender penalties, as well as the other fees and expenses associated with the policy. Surrender penalties apply to partial surrenders in excess of the surrender penalty free withdrawal amount and to full surrenders that are taken during the surrender penalty period for the base policy or a layer to which the withdrawal amount in excess of any surrender penalty free withdrawal amounts is attributed. Surrender penalties also apply to decreases in face amount. The surrender penalty reduces the amount of the accumulation value and could result in you receiving less than the net premiums that you paid into the policy.

POLICY LAPSE

Except as otherwise provided under the Endorsement to Modify Grace Period, your policy will enter the grace period if the total of the monthly deductions that is due is larger than the accumulation value of the policy minus any outstanding loan.

Additionally, during the required premium period, if you fail to pay sufficient premium to meet the cumulative required premium amount for the base policy or a layer by the end of each policy or layer year, your policy will enter the grace period. Failure to pay the cumulative required premium during the required premium period would cause your policy to enter the grace period even if the accumulation value minus any outstanding loan is greater than the monthly deductions or the net cash value is greater than the loan interest due.

Also, if you have an outstanding loan on your policy, your policy will enter the grace period on any policy anniversary if the loan interest due is not paid in cash and the loan interest due is greater than the net cash value of your policy.

If your policy enters the grace period, we will send you a notice indicating that you have 61 days to pay an amount sufficient to keep the policy and any layers in force. If you do not make the required payment within the 61-day period, your policy will generally lapse, subject to the Automatic Loan Provision, and your life insurance protection will terminate.

Except as otherwise provided under the Endorsement to Modify Grace Period, payments of premiums in specific amounts or on specific schedules does not ensure that your policy will remain in-force. Likewise, if you fail to make scheduled premium payments or pay amounts that are less than scheduled, your policy will not automatically enter the grace period, except for failure to meet any required premium per year commitment on your policy.

You should periodically review your policy to make sure that it is performing as expected and to determine whether you should adjust the amount or frequency of premium payments or, if applicable, reduce the outstanding loan by repaying some or all of the policy loan amount.

LIMITATIONS ON ACCESS TO POLICY VALUE

The amount you may receive from your policy by partial surrender or by policy loan is limited to a portion of the net cash value. The amount you receive from the policy by full surrender is limited to the net cash value of the policy. The net cash value is:

o The accumulation value of the policy, minus o Any outstanding loans, and minus

o    Surrender penalties.

Surrender penalties apply during the first ten policy years for the base policy and during the first ten layer years for each layer.

Partial surrenders in excess of the surrender penalty free withdrawal amounts and full surrenders will incur surrender penalties if the distribution is taken during a surrender penalty period for the base policy or a layer to which the excess withdrawal amount is attributed.

Taking partial surrenders reduces the policy's remaining accumulation value and net cash value. Therefore, taking partial surrenders increases the risk that your policy could go into default and enter the grace period.

Partial surrenders in excess of surrender penalty free withdrawal amounts plus surrender penalties or partial withdrawal transaction fees will reduce the face amount of your policy if the death benefit option is Option 1. Surrender penalties and partial surrender transaction fees will reduce the face amount of your policy if the death benefit option is Option 3. Additionally, partial surrenders in excess of the surrender penalty free withdrawal amount may reduce the face amount of your policy if the death benefit option is Option 3.

POLICY LOAN RISKS

The policy value available to be taken as a loan is limited to a portion of the net cash value. Policy loans involve the transfer of values from the investment options to the loan account. This will permanently affect the accumulation value of the policy. Whether the effect is positive or negative depends on whether the rates of return on the investment options are more or less than the interest rate that is credited with respect to outstanding loans. We will deduct any outstanding policy loan from the proceeds payable upon a full surrender or when the insured dies.

Loan interest is charged on the outstanding loan. Loan interest not paid in cash will be added to the loan balance. Therefore, over time, your outstanding loan will increase, unless you make loan repayments. Your policy will not automatically go into the grace period because you do not make loan repayments. However, if the accumulation value minus any outstanding loan is less than the monthly deductions due or the net cash value is less than the loan interest due that is not paid in cash, the policy will enter the grace period and will subsequently lapse unless you make sufficient additional payments by the end of the grace period.

INCREASES IN CURRENT FEES AND EXPENSES

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premium payments to keep the policy in-force.

TAX RISKS AND POSSIBLE ADVERSE TAX CONSEQUENCES

The death benefit is generally excludible from the gross income of the beneficiary although the death benefit may be subject to federal and state estate taxes. Under current law, you will generally not be taxed on partial or full surrenders until the cumulative surrender amount exceeds your tax basis in the policy. Amounts received on full or partial surrenders in excess of your tax basis in the policy are treated as ordinary income. However, during the first 15 policy years, distributions from the policy that are required under Code Section 7702 of the Internal Revenue Code because of a reduction in policy benefits may be taxable as ordinary income without regard to the amount of prior partial surrenders, total premium paid or tax basis. Further, if your policy is a modified endowment contract, commonly referred to as a MEC, partial and full surrenders, loans and/or assignments of the policy will be included in your gross income to the extent of any gains in the policy on an "income out first" basis and without regard to prior partial surrenders or total premium paid. Also, a 10% penalty tax may apply. A policy can become a MEC if the total premiums paid into the policy within the first seven policy years or in the first seven years following material changes exceed the limits established by the Internal Revenue Code. Further a policy will be tested for MEC status, and can become a MEC if, during the first seven policy years, the death benefit is reduced below the lowest level of death benefit under the contract in the first seven years following the date of issue or, during the first seven policy years following a material change, the death benefit is reduced below the lowest level of death benefit under the contract during the first seven policy years following the material change.

If your policy terminates while a loan is outstanding, you will realize taxable income to the extent the outstanding loan exceeds your tax basis in the policy. Due to the possible volatility in the investment performance of the underlying portfolios, your policy could lapse and terminate, giving rise to tax consequences, at an unexpected time.

As with any tax matter, you should consult with your own qualified tax advisor to apply the law to your particular circumstances.

                             PORTFOLIO COMPANY RISK

The portfolios underlying the sub-account investment options are subject to certain risks. A comprehensive discussion of the risks of each portfolio may be found in the prospectus for each portfolio.


                           TABLES OF FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay when buying, owning and surrendering the policy. If the amount of the charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured or owner, as applicable, with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time that you pay a premium, partially or fully surrender the policy or decrease the face amount of the policy, change allocation elections for premiums or monthly deductions, transfer accumulation value among the investment options, request additional illustrations of your in-force policy, receive an accelerated death benefit, take a policy loan, or reinstate a policy.

                                Transaction Fees

--------------------------------- ----------------------------- ----------------------------------------------------------
             Charge                 When Charge is Deducted                          Amount Deducted
--------------------------------- ----------------------------- ----------------------------------------------------------
--------------------------------- ----------------------------- ----------------------------- ----------------------------
                                                                     Guaranteed Charge        Current Charge(1)
--------------------------------- -----------------------------
--------------------------------- ----------------------------- ----------------------------- ----------------------------
Administrative Charge             Upon payment of each           7.00%(2) of each premium.    Same as Guaranteed Charge.
                                  premium.
--------------------------------- -----------------------------                               ----------------------------
--------------------------------- ----------------------------- ----------------------------- ----------------------------
Surrender Penalty(3) for Base     Upon full surrender,
Policy and Layers                 partial surrender in excess
                                  of surrender penalty free withdrawal amount,
                                  and decrease in face amount during the first
                                  ten policy or layer years.
Maximum Surrender Penalty(4):                                   $ 58.00 per $1,000 of face    Same as Guaranteed Charge.
                                                                  amount.
Minimum Surrender Penalty(5):                                   $ 16.00 per $1,000 of face    Same as Guaranteed Charge.
                                                                    amount.
Surrender Penalty during the                                    $ 30.90 per $1,000 of face    Same as Guaranteed Charge.
first policy year for a policy                                      amount.
insuring a male, age 44 at
issue, preferred nonsmoker risk
class, with $250,000 of total
face amount ($250,000 -
$499,999 band):

--------------------------------- ----------------------------- ----------------------------- ----------------------------
--------------------------------- ----------------------------- ----------------------------- ----------------------------
Partial Surrender Transaction     On partial surrenders taken   $25                           Same as Guaranteed Charge.
Fee                               after the end of the
                                  surrender penalty period
                                  for the base policy or a
                                  layer.
--------------------------------- ----------------------------- ----------------------------- ----------------------------
--------------------------------- ----------------------------- ----------------------------- ----------------------------
Premium Allocation Change Charge  On each change of             $25                           None. Charge is currently
                                  allocation of new premiums.                                 waived.
--------------------------------- ----------------------------- ----------------------------- ----------------------------
--------------------------------- ----------------------------- ----------------------------- ----------------------------
Monthly Deductions Allocation     On each change of             $25                           None. Charge is currently
Election Change Charge            allocation of monthly                                       waived.
                                  deductions.
--------------------------------- ----------------------------- ----------------------------- ----------------------------
--------------------------------- ----------------------------- ----------------------------- ----------------------------
Transfer Fee                      On each transfer after 18     $25 from transfer amount.     None. Charge is currently
                                  in a policy year.                                           waived.
--------------------------------- ----------------------------- ----------------------------- ----------------------------
--------------------------------- ----------------------------- ----------------------------------------------------------
             Charge                 When Charge is Deducted                          Amount Deducted
--------------------------------- ----------------------------- ----------------------------------------------------------
--------------------------------- ----------------------------- ----------------------------- ----------------------------
                                                                     Guaranteed Charge             Current Charge(1)
--------------------------------- -----------------------------
--------------------------------- ----------------------------- ----------------------------- ----------------------------
Additional Illustrations Charge   At time of request for each   $25                           None. Charge is currently
                                  illustration of values in                                   waived.
                                  excess of one each policy
                                  year.
--------------------------------- ----------------------------- ----------------------------- ----------------------------
Accelerated Death Benefit Rider   At time of accelerated        $250 for each accelerated     Same as Guaranteed Charge.
Charge                            payment.                      payment.
--------------------------------- ----------------------------- ----------------------------- ----------------------------
--------------------------------- ----------------------------- ----------------------------- ----------------------------
Reinstatement Interest Charges    At time of reinstatement if   6.00% annual effective        None. Charge is currently
                                  (a) policy lapsed during      rate.(6)                      waived.
                                  the required premium period
                                  and is reinstated in a
                                  subsequent policy year;
                                  and/or (b) net cash value
                                  was paid to you at the time
                                  the policy lapsed.

--------------------------------- ----------------------------- ----------------------------- ----------------------------
--------------------------------- ----------------------------- ----------------------------- ----------------------------
Loan Reinstatement Interest       At time of reinstatement if   6.25% annual effective rate.  None. Charge is currently
Rate Charge(7)                    policy lapsed with an                                       waived.
                                  outstanding loan.

--------------------------------- ----------------------------- ----------------------------- ----------------------------

(1) We may use rates lower than the maximum guaranteed charges. Current charges are the fees and other expenses currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charges.
(2) The maximum administrative charge of 7.00% applies to policies with face amounts under $5,000,000. For policies with a face amount between $5,000,000 and $9,999,999, the administrative charge is 6.50% of each premium received. For policies with a face amount of $10,000,000 and over, the administrative charge is 6.25% of each premium received.
(3) Surrender penalties are based on surrender penalty factors for the base policy or layer multiplied by each $1,000 of face amount of the base policy or layer, as applicable. Surrender penalty factors vary separately for the base policy and for each layer based on the insured's age at issue; age on layer date, if any; gender; underwriting risk classification, including smoker or nonsmoker status, and the number of years the base policy and each layer have been in effect. Surrender penalty factors may differ among the base policy and each layer. The surrender penalty factors shown in the table may not be representative of the charge you would pay. Your policy data pages will indicate the base policy surrender penalty factors applicable to your policy. You can obtain more information about the surrender penalty factors that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports of charges and expenses.
(4) The maximum surrender penalty factor applies to a base policy or layer insuring a male, age 61 at issue, who qualifies for our standard nonsmoker risk class or our preferred nonsmoker risk class. The maximum surrender penalty factor also applies to a base policy or layer insuring a male, age 56 at issue, who qualifies for our standard smoker risk class or our preferred smoker risk class. The maximum surrender penalty factor applies during the first policy or layer year.
(5) During the first policy or layer year, the minimum surrender penalty factor applies to a base policy or a layer insuring a female, age 17 at issue, who qualifies for our standard nonsmoker risk class or our preferred nonsmoker risk class.
(6) The annual effective rate is applied to (a) the amount, if any, necessary to meet the minimum premium requirement at the time of reinstatement; and/or (b) the amount, if any, of net cash value paid to you at the time the policy lapsed, for the period from the lapse date to the reinstatement date. Currently, we waive this charge.
(7) Loan interest at an annual effective rate of 6.25% will be charged on the amount of any loan reinstated or repaid upon reinstatement of the policy. Such loan interest will be charged for the period from the date of lapse to the date of reinstatement and will be charged on the amount of the policy loan outstanding at the time the policy lapsed. Currently we waive this charge.



The following table describes the fees and charges that are payable periodically during the time that you own the policy. This does not include portfolio fees and expenses.


                     Periodic Charges Other than Portfolio Company Operating Expenses

-------------------------------- ----------------------------- -----------------------------------------------------------
            Charge                 When Charge is Deducted                          Amount Deducted
-------------------------------- ----------------------------- -----------------------------------------------------------
-------------------------------- ----------------------------- ------------------------------ ----------------------------
                                                                     Guaranteed Charge             Current Charge(1)
-------------------------------- ----------------------------- ------------------------------ ----------------------------
Mortality and Expense Risk       Daily deduction reflected     0.25% annualized on net        Same as Guaranteed Charge.
Charge(8)                        in sub-account unit value         assets in each
                                 calculation. sub-account.
-------------------------------- ----------------------------- ------------------------------ ----------------------------
-------------------------------- ----------------------------- ------------------------------ ----------------------------
Monthly Deduction -  The         On each monthly policy date
Monthly Deduction is comprised   starting with the policy
of the sum of the following      date until the policy
charges:                         anniversary nearest the
                                 insured's 100th birthday.
-------------------------------- ----------------------------- ------------------------------ ----------------------------
1.   Monthly Deduction Rate(9) times each $1,000 of net amount at risk(10) for basic coverage.
Maximum monthly deduction rate:                                $ 83.3333 times each $1,000    $ 35.3683 times each
                                                               of the net amount at           $1,000 of the net amount
                                                               risk.(11)                      at risk.(12)

Minimum monthly deduction                                      $ 0.00670067 times each        Same as Guaranteed Charge.
rate(13):                                                      $1,000 of the net amount at

                                                               risk.
Monthly deduction rate during                                  $ 0.0392 times each $1,000     Same as Guaranteed Charge.
the first policy year for a                                    of the net amount at risk.
policy insuring a male, age 44
at issue, who qualifies for
our preferred nonsmoker risk
class, with $250,000 of total
face amount ($250,000-$499,999
band)(14):

-------------------------------- ----------------------------- ------------------------------ ----------------------------
-------------------------------- ----------------------------- ------------- ---------------- ----------------------------
2.       Policy fee:             On each monthly policy date   Policy Years  Amount           $6.00 in all policy years.
                                                               ------------  ------
                                 starting with the policy
                                 date until the policy
                                 anniversary nearest the
                                 insured's 100th birthday.
-------------------------------- -----------------------------
-------------------------------- -----------------------------
                                                               1-10 for      $6.00
                                                               issue ages
                                                               16-80

-------------------------------- -----------------------------
-------------------------------- -----------------------------
                                                               1-5 for       $6.00
                                                               issue ages
                                                               81-89

-------------------------------- -----------------------------                                ----------------------------
-------------------------------- -----------------------------
                                                               11+ for       $10.00
                                                               issue ages
                                                               16-80

-------------------------------- -----------------------------                                ----------------------------
-------------------------------- -----------------------------
                                                               6+ for        $10.00
                                                               issue ages
                                                               81-89
-------------------------------- ----------------------------- ------------- ---------------- ----------------------------





-------------------------------- ----------------------------- ------------------------------------------------------------
            Charge                 When Charge is Deducted                           Amount Deducted
-------------------------------- ----------------------------- ------------------------------------------------------------
-------------------------------- ----------------------------- ------------------------------ -----------------------------
                                                                     Guaranteed Charge             Current Charge(1)
-------------------------------- ----------------------------- ------------------------------ -----------------------------
-------------------------------- ----------------------------- ------------------------------ -----------------------------
3.       Monthly Expense         On each monthly policy date                                  Same as guaranteed charges
     Charge Per Thousand(15)     starting with the policy                                         in policy and layer
     is a charge per $1,000 of   date until the policy                                            years 1-10 for issue
     face amount of the base     anniversary nearest the                                          ages 16-80.
     policy and per $1,000 of    insured's 100th birthday.                                        Thereafter, generally
     face amount of each layer.                                                                   is lower than
                                                                                                  guaranteed charges.
                                                                                              Same as guaranteed charges
                                                                                                  in policy years 1-5 for
                                                                                                  issue ages 81-89.
                                                                                                  Thereafter, generally
                                                                                                  is lower than
                                                                                                  guaranteed charges.
Maximum monthly expense charge:                                $ 10.4008 times each $1,000    $ 8.3358 times each $1,000
                                                                   of face amount for the         of face amount for the
                                                                   base policy and for each       base policy and for
                                                                   $1,000 of face amount          each $1,000 of face
                                                                   for each layer,                amount for each layer,
                                                                   respectively.(16)              respectively.(17)
Minimum monthly expense charge:                                $ 0.0167 times each $1,000     $ 0.0092 times each $1,000
                                                                   of face amount for the         of face amount for the
                                                                   base policy and for each       base policy and for
                                                                   $1,000 of face amount          each $1,000 of face
                                                                   for each layer,                amount for each layer,
                                                                   respectively.(18)              respectively.(19)
Monthly expense charge during                                  $ 0.1183 times each $1,000     Same as Guaranteed Charge.
the first policy year for a                                        of face amount for the
policy insuring a male, age 44                                     base policy.
at issue, qualifying for our
preferred nonsmoker risk
class, with $250,000 of total
face amount ($250,000-$499,999
band):

-------------------------------- ----------------------------- ------------------------------ -----------------------------
-------------------------------- ----------------------------- ------------------------------ -----------------------------
4.       Monthly Deduction for
     In-Force Riders
-------------------------------- ----------------------------- ------------------------------ -----------------------------
>>       Accident Indemnity      On each monthly policy
     Rider(20):                  date, until the policy
                                 anniversary nearest the
                                 insured's 70th birthday.
Maximum monthly rider                                          $ 0.16 per $1,000 of           Same as Guaranteed Charge.
charge(21):                                                        accident indemnity face
                                                                   amount.
Minimum monthly rider                                          $ 0.08 per $1,000 of           Same as Guaranteed Charge.
charge(22):                                                        accident indemnity face
                                                                   amount.
Monthly rider charge for a                                     $ 0.09 per $1,000 of           Same as Guaranteed Charge.
rider insuring a male, age 40                                      accident indemnity face
at rider issue:                                                    amount.

-------------------------------- ----------------------------- ------------------------------ -----------------------------





-------------------------------- ----------------------------- ------------------------------------------------------------
            Charge                 When Charge is Deducted                           Amount Deducted
-------------------------------- ----------------------------- ------------------------------------------------------------
-------------------------------- ----------------------------- ------------------------------ -----------------------------
                                                                     Guaranteed Charge             Current Charge(1)
-------------------------------- ----------------------------- ------------------------------ -----------------------------
-------------------------------- ----------------------------- ------------------------------ -----------------------------
>>       Full Death Benefit      On each monthly policy date   A monthly charge of $0.10      Same as Guaranteed Charge.
         Rider:                  during policy years when          for each $1,000 of net
                                 the insured is between            amount at risk on the
                                 attained ages 90 and 99.          base policy and on each
                                                                   layer, respectively.
-------------------------------- ----------------------------- ------------------------------ -----------------------------
-------------------------------- ----------------------------- ------------------------------ -----------------------------
>>       Guaranteed              On each monthly policy
     Insurability Rider:(23)     date, until the policy
                                 anniversary nearest the
                                 insured's 40th birthday.
Maximum monthly rider                                          $ 0.13 per $1,000 of option    Same as Guaranteed Charge.
charge(24):                                                        amount elected under the
                                                                   rider.
Minimum monthly rider                                          $ 0.07 per $1,000 of option    Same as Guaranteed Charge.
charge(25):                                                        amount elected under the
                                                                   rider.

Monthly rider charge for rider                                 $ 0.0.11 per $1,000 of         Same as Guaranteed Charge.
insuring a male, age 2828 at                                       option amount elected

rider issue:                                                       under the rider.
-------------------------------- ----------------------------- ------------------------------ -----------------------------
-------------------------------- -----------------------------                                -----------------------------
>>       Insurance on Children   On each monthly policy date   A monthly charge of $ 0.45     Same as Guaranteed Charge.
     Rider:                      until the policy                  for each $1,000 of rider
                                 anniversary nearest the           coverage.
                                 insured's 65th birthday or
                                 the youngest child's 25th
                                 birthday, whichever occurs
                                 first.
-------------------------------- ----------------------------- ------------------------------ -----------------------------
>>       Waiver Provision        On each monthly policy
     Rider(26)                   date, until the policy
                                 anniversary nearest the
                                 insured's 60th birthday.
Maximum monthly rider                                          $ 0.33 per $1,000              Same as Guaranteed Charge.
charge(27):                                                        at risk on each coverage
                                                                   segment.
Minimum monthly rider                                          $ 0.01per $1,000               Same as Guaranteed Charge.
charge(28):                                                        at risk on each coverage
                                                                   segment.
-------------------------------- ----------------------------- ------------------------------ -----------------------------

Monthly rider charge in the                                    $ 0.02 per $1,000              Same as Guaranteed Charge.
first rider year for a rider                                       at risk on each coverage
insuring a male, age 3636 at                                       segment.
rider issue, qualifying for a
preferredpreferred nonsmoker
classification on the rider:

-------------------------------- ----------------------------- ------------------------------ -----------------------------
-------------------------------- ----------------------------- ------------------------------ -----------------------------
>>       Additional Waiver       On each monthly policy
     Provision Rider Charge      date, until the policy
     applicable to Guaranteed    anniversary nearest the
     Insurability Rider(29)      insured's 40th birthday if
                                 both Guaranteed
                                 Insurability Rider and
                                 Waiver Provision Rider are
                                 in force on policy.
-------------------------------- ----------------------------- ------------------------------ -----------------------------



-------------------------------- ----------------------------- ------------------------------------------------------------
            Charge                 When Charge is Deducted                           Amount Deducted
-------------------------------- ----------------------------- ------------------------------------------------------------
-------------------------------- ----------------------------- ------------------------------ -----------------------------
                                                                     Guaranteed Charge             Current Charge(1)
-------------------------------- ----------------------------- ------------------------------ -----------------------------
-------------------------------- ----------------------------- ------------------------------ -----------------------------
Maximum monthly rider                                          $ 0.04 per $1,000 of option    Same as Guaranteed Charge.
charge(30):                                                        amount elected under the
                                                                   rider.
-------------------------------- ----------------------------- ------------------------------ -----------------------------
-------------------------------- ----------------------------- ------------------------------ -----------------------------
Minimum monthly rider                                          $ 0.02 per $1,000 of option    Same as Guaranteed Charge.
charge(31):                                                        amount elected under the
                                                                   rider.
-------------------------------- ----------------------------- ------------------------------ -----------------------------
Monthly rider charge for a                                     $ 0.02 per $1,000 of option    Same as Guaranteed Charge.
rider insuring a male, age 24                                      amount elected under the
at rider issue:                                                    rider.
-------------------------------- ----------------------------- ------------------------------ -----------------------------
Net Loan Interest Charge         While a policy loan is        2.25%                          2.00%.
Net Loan interest rate charged outstanding.(32) on policy loans.

-------------------------------- ----------------------------- ------------------------------ -----------------------------

For information concerning compensation paid for the sale of the policies, see
Distribution.

(8)The Mortality and Expense Risk Charge is taken at a daily equivalent rate of 0.00068408% for the number of days in the valuation period of net assets in each sub-account.
(9)  Monthly  deduction  rates vary based on the total face amount of the policy and layers; the insured's age at issue and age on each layer date, if any; gender (except where unisex rates apply); underwriting classification, including smoker or nonsmoker status, adjusted for any extra ratings; and the number of years that the policy and each layer, respectively, have been in force. Extra ratings are additional charges assessed on policies or layers insuring individuals considered to have to have higher mortality risks based on our underwriting standards and guidelines. Different rates may apply to the base policy and to each layer, respectively. For a specific insured, monthly deduction rates for the policy and each layer generally increase with the age at issue of the insured, subject to the effect of all other criteria, including face amount bands. On any specific policy, monthly deduction rates generally increase based on the attained age of the insured, such that monthly deduction rates generally increase annually based on the policy duration and the insured's attained age. This is not always the case, however, and the effect of any extra ratings, among other things, may result in actual decreases in monthly deduction rates in certain years compared to the rates in a prior year. Monthly deduction rates generally change on the policy anniversary. The monthly deduction rate times each $1,000 of net amount at risk shown in the table may not be representative of the charges you will pay. Your policy data pages will indicate the guaranteed maximum monthly deduction rates times each $1,000 of base policy net amount at risk applicable to your policy. You can obtain more information about the monthly deduction rate times each $1,000 of net amount risk that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.
(10) Net amount at risk is the difference between (a) the death benefit and (b) the accumulation value. For purposes of determining the monthly deduction, the net amount at risk is determined separately for the base policy and for each layer.
(11) The maximum guaranteed monthly deduction rate shown will apply on all policies during the policy or layer year in which the insured is age 99. The maximum monthly deduction rate shown may also apply in other, earlier policy or layer years if the policy or layer is issued with extra ratings. See note 9 above for an explanation of "extra ratings".
(12) The maximum  current  monthly  deduction  rate shown will apply  during the eleventh policy year for a base policy insuring a male, age 89 at issue, qualifying for our standard smoker risk class or our preferred smoker risk class for any face amount of insurance that we issue. The maximum charge will be higher for policies on which extra ratings apply. See note 9 above for an explanation of "extra ratings".
(13) The minimum monthly deduction rate shown will apply during the first policy or layer year for a base policy or layer insuring a female, age 27 at issue, qualifying for our preferred nonsmoker risk class for a policy with a face amount of $ 3,000,000 or more ($3,000,000 and above bands).
(14) We offer 9 bands of face amount coverage under the policy. Monthly deduction rates and monthly expense charge per thousand rates generally vary by band, but they do not vary above the $3,000,000 - $4,999,999 face amount band. The $5,000,000 and $10,000,000 bands have reduced administrative charges deducted from premiums compared to other bands. Except as noted, it is generally the case that the higher the band of total face amount coverage for the base policy plus all coverage layers, the lower the monthly deduction rates and the monthly expense charge per thousand rates for a specific insured. Your coverage band can be changed by increasing or decreasing the face amount, unless we agreed to determine the initial band for a policy by aggregating the face amounts of two or more policies.
(15) The monthly expense charge per thousand varies based on the total face amount of the base policy and any layers; the insured's age at issue and age on each layer date, if any; gender; underwriting classification, including smoker or nonsmoker status for the base policy and each layer, respectively; and age of the policy and each layer, respectively. The charge may differ for the base policy and each layer, respectively. Generally, the initial monthly expense charge per thousand increases with the age at issue of the insured, subject to all other conditions affecting the charge. The guaranteed and the current rates are level during the first 10 policy or layer years, if the insured was less than 81 years old at issue, and they are level during the first 5 policy years if the insured was 81 years old or older at issue. Beginning in the 11th year (or, as applicable, the 6th year), the guaranteed rate will increase on certain policies, based on the issue age, underwriting class, and other criteria. For other policies, the guaranteed rate remains level in all policy and layer years. On a current charge basis, the rate decreases starting in the 11th policy or layer year, if the insured was less than 81 years old on the policy or layer date or starting in the 6th policy year if the insured was 81 years old or older on the policy date. The monthly expense charge per thousand shown in the table may not be representative of the charge you would pay. Your policy data pages will indicate the guaranteed maximum monthly expense per thousand charges applicable to your policy. You can obtain more information about the monthly expense charge per thousand that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.
(16) The maximum guaranteed monthly expense charge per thousand shown will apply during the eleventh and subsequent policy or layer years for a base policy or layer insuring a male, age 80 at issue, and during the sixth and subsequent policy years for a base policy insuring a male, age 89 at issue, qualifying for our standard risk class, smoker or nonsmoker status, or for our preferred risk class, smoker or nonsmoker status, for any face amount of insurance that we issue.
(17) The maximum current monthly expense charge per thousand shown will apply during the first through fifth policy years for a base policy insuring a male, age 89 at issue, qualifying for our standard smoker risk class, with a base policy face amount of $25,000 ($25,000-$49,999 band).
(18) The minimum guaranteed monthly expense charge per thousand shown will apply during the eleventh policy or layer years for a base policy or layer insuring a female, age 16 at issue, qualifying for our preferred nonsmoker risk class, with a total policy face amount of $3,000,000 ($3,000,000 and above bands).
(19) The minimum current monthly expense charge per thousand shown will apply during the eleventh and subsequent policy or layer years for a base policy or layer insuring a female, age 16 at issue, qualifying for our preferred smoker risk class, with a total policy face amount of $3,000,000 ($3,000,000 and above bands).
(20) Charge for the Accident Indemnity Rider is based on the insured's age at rider issue and remains level thereafter. The rider monthly deduction charge per $1,000 of accident indemnity coverage shown in the table may not be representative of the charge you would pay. Your policy data pages will include the rider charge applicable to your policy if the rider is added to your policy. You can obtain more information about rider charges that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.
(21) The maximum monthly rider charge shown will apply for a rider insuring an individual, age 65 at rider issue.
(22) The minimum monthly rider charge shown will apply for a rider insuring individuals, ages 16 through 39 at rider issue.
(23) Charge for the Guaranteed Insurability Rider is based on the insured's age at rider issue (and, in California, the insured's sex) and remains level thereafter. The monthly deduction charge per $1,000 of the option amount elected under the rider shown in the table may not be representative of the charge you would pay. Your policy data pages will include the rider charge applicable to your policy if the rider is added to your policy. You can obtain more information about rider charges that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.
(24) The maximum monthly rider charge shown will apply for a rider insuring an individual, age 32 or 33 at rider issue. (In California, the maximum charge applies to a male insured.)
(25) The minimum monthly rider charge shown will apply for a rider insuring individuals, ages 16 or 17 at rider issue. (In California, the minimum monthly rider charge will also apply for a female insured, ages 18 or 19 at rider issue.)
(26) The charge for the Waiver Provision Rider varies based on the insured's attained age, gender, and smoker or nonsmoker status on the base policy, and any extra ratings applicable to the rider coverage. Extra ratings are additional charges assessed with respect to riders insuring individuals considered to have higher risks of becoming totally disabled based on our underwriting standards and guidelines. The monthly deduction rate per $1,000 of net amount at risk shown in the table may not be representative of the charge that you will pay. Your policy data pages will include the rider charge applicable to your policy if the rider is added to your policy. You can obtain more information about the rider charges that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.
(27) The maximum charge applies for a rider covering a male insured, classified as a smoker, qualifying for our standard risk classification for the rider, during the policy year in which the insured has attained age 59. Higher charges will apply if the rider is issued with extra ratings. See note 26 above for an explanation of "extra ratings".
(28) The minimum charge applies for a rider covering a male insured whose attained age is less than 29 or a female insured whose attained age is less than 28.
(29) An additional charge for Waiver Provision Rider associated with the option amount elected under the Guaranteed Insurability Rider will be assessed if the policy includes both the Waiver Provision Rider and the Guaranteed Insurability Rider. The additional charge varies based on the insured's age at rider issue and sex. The monthly deduction charge per $1,000 of additional Waiver Provision Rider based on the option amount elected under the Guaranteed Insurability Rider shown in the table may not be representative of the charge you would pay. Your policy data pages will include the additional charge applicable to your policy if the two riders, above, are added to your policy. You can obtain more information about rider charges that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.
(30) The maximum charge shown applies to a rider issued with a standard risk classification, insuring a female, ages 24 through 33 at rider issue.
(31) The minimum charge shown applies to a rider issued with a standard risk classification, insuring a male, ages 33 or less at rider issue.
(32) The net loan interest charge is the difference between the loan interest rate charged and the rate at which we credit interest with respect to an outstanding loan. Loan interest is charged in advance to the next policy anniversary. Loan interest is charged initially when the loan is taken. Each policy anniversary thereafter while a policy loan is outstanding, loan interest is charged in advance to the next policy anniversary. The effective annual loan interest rate charged varies by policy year. On a guaranteed basis, the annual effective policy loan interest rate charged is 6.25% (5.88% in advance) during policy years 1-10 and 4.25% (4.07% in advance) thereafter. On a current basis, the annual effective policy loan interest rate charged is 6.00% (5.66% in advance) during policy years 1-10 and 4.00% (3.84% in advance) thereafter. In addition, interest with respect to outstanding loans is credited to the policy accumulation value while a loan is outstanding. Such interest is earned daily at an annual effective rate of 4.00% in all policy years on both a guaranteed and a current basis. The net effective annual loan interest rate charged varies by policy year. On a guaranteed basis, the net loan interest charge in policy years 1-10 is 2.25% (6.25% minus 4.00%) and in policy years 11 and later it is 0.25% (4.25% minus 4.00%). On a current basis the net loan interest charge in policy years 1-10 is 2.00% (6.00% minus 4.00%) and in policy years 11 and later it is 0.00% (4.00% minus 4.00%).

                               Portfolio Expenses

The following table describes the portfolio fees and expenses that you will periodically pay during the time that you invest in these portfolios.

Minimum/Maximum Total Portfolio Annual Expenses

The minimum and maximum total annual portfolio operating expenses (before waiver or reimbursement) charged by the portfolios for the fiscal year ended December 31, 2005 are shown below, including management fees, distribution (12b-1) fees, and other expenses.


-------------------------------- --------------------------------
            Minimum                          Maximum
-------------------------------- --------------------------------
-------------------------------- --------------------------------

             0.35%                            1.58%

-------------------------------- --------------------------------

Portfolio Expense Details


The fees and expenses are for the fiscal year ended December 31, 2007. Expenses of the portfolios may be higher or lower in the future. The figures are shown as a percentage of assets before any fee waivers and/or expense reimbursements that may be provided by a portfolio(1). More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.


                               Portfolio Expenses

                                                                                                       Total
                                                                                                     Portfolio
                                                            Management      Other         Rule         Annual

Portfolio                                                      Fees        Expenses    12b-1 Fees     Expenses
---------                                                      ----        --------    ----------     --------
Alger American Income & Growth - Class O                      0.585%        0.185%                     0.77%
AllianceBernstein VPS Growth and Income Portfolio -           0.55%         0.06%        0.25%         0.86%
Class B
AllianceBernstein VPS Large Cap Growth Portfolio -            0.75%         0.08%        0.25%         1.08%
Class B
Dreyfus Investment Portfolios - MidCap Stock Portfolio        0.75%         0.05%                      0.80%
- Initial Shares((2))
The Dreyfus Socially Responsible Growth Fund, Inc. -          0.75%         0.07%                      0.82%
Initial Shares
Dreyfus VIF - Appreciation Portfolio - Initial Shares         0.75%         0.05%                      0.80%
Dreyfus VIF - Developing Leaders Portfolio - Initial          0.75%         0.06%                      0.81%
Shares((3))
Fidelity VIP Contrafund(R) Portfolio - Service Class 2(4)     0.56%         0.09%        0.25%         0.90%
Fidelity VIP Equity-Income Portfolio - Service Class 2        0.46%         0.09%        0.25%         0.80%
Fidelity VIP Index 500 Portfolio - Service Class 2(5)         0.10%         0.00%        0.25%         0.35%
Franklin Small Cap Value Securities Fund - Class 2(6)         0.51%         0.20%        0.25%         0.96%
Franklin Small-Midcap Growth Securities Fund - Class          0.48%         0.30%        0.25%         1.03%
2(6)
Janus Aspen Series Balanced - Service Shares(7abcd)           0.55%         0.02%        0.25%         0.82%
Janus Aspen Series Worldwide Growth - Service                 0.65%         0.02%        0.25%         0.92%
Shares(7abcd)(8)
MFS(R) Growth Series - Initial Class(9)((1)0)                 0.75%         0.12%                      0.87%
MFS(R) Investors Trust Series - Initial Class(9)              0.75%         0.10%                      0.85%
MFS(R) Research Series - Initial Class(9)                     0.75%         0.13%                      0.88%
PIMCO VIT Real Return - Admin Class                           0.25%         0.25%        0.15%         0.65%
PIMCO VIT StocksPLUS Growth & Income - Admin Class            0.25%         0.10%        0.15%         0.50%
Premier VIT OpCap Managed Portfolio                           0.80%         0.15%                      0.95%
Premier VIT OpCap Small Cap Portfolio                         0.80%         0.15%                      0.95%
Transamerica Asset Allocation - Conservative VP -             0.10%         0.81%                      0.91%
Initial Class((11))(12)(13)(14)
Transamerica Asset Allocation - Growth VP - Initial           0.10%         0.95%                      1.05%
Class(11)(12)(13)(14)
Transamerica Asset Allocation - Moderate Growth VP -          0.10%         0.87%                      0.97%
Initial Class(11)(12)(13)(14)
Transamerica Asset Allocation - Moderate VP - Initial         0.10%         0.84%                      0.94%
Class(11)(12)(13)(14)
Transamerica BlackRock Large Cap Value VP - Initial           0.78%         0.07%                      0.85%
Class((11))(1(3))(14)
Transamerica Capital Guardian Global VP - Initial             1.03%         0.11%                      1.14%
Class(11)(13)(14)
Transamerica Capital Guardian Value VP - Initial              0.78%         0.04%                      0.82%
Class(11)(13)(14)
Transamerica Clarion Global Real Estate Securities VP -       0.75%         0.09%                      0.84%
Initial Class(11)(13)(14)
Transamerica Convertible Securities VP - Initial              0.74%         0.05%                      0.79%
Class(11)(13)(14)
Transamerica Equity VP - Initial Class(11)(13)(14)(15)        0.70%         0.06%                      0.76%
Transamerica Federated Market Opportunity VP - Initial        0.75%         0.07%                      0.82%
Class(11)(13)(14)
Transamerica Growth Opportunities VP - Initial                0.78%         0.05%                      0.83%
Class(11)(13)(14)
Transamerica JPMorgan Mid Cap Value VP - Initial              0.81%         0.06%                      0.87%
Class(11)(13)(14)
Transamerica Marsico Growth VP - Initial                      0.76%         0.05%                      0.81%
Class(11)(13)(14)
Transamerica Money Market VP - Initial Class(11)(13)(14)      0.35%         0.05%                      0.40%
Transamerica PIMCO Total Return VP - Initial                  0.64%         0.06%                      0.70%
Class(11)(13)(14)
Transamerica Science & Technology VP - Initial                0.78%         0.07%                      0.85%
Class(11)(13)(14)
Transamerica Templeton Global VP - Initial                    0.74%         0.11%                      0.85%
Class(11)(13)(14)
Transamerica Third Avenue Value VP - Initial                  0.80%         0.07%                      0.87%
Class(11)(13)(14)
Transamerica U.S. Government Securities VP - Initial          0.55%         0.07%                      0.62%
Class(11)(13)(14)
Transamerica Van Kampen Mid-Cap Growth VP - Initial           0.80%         0.09%                      0.89%
Class(11)(13)(14)
Van Kampen UIF Core Plus Fixed Income - Class 1               0.38%         0.27%                      0.65%
Van Kampen UIF Emerging Markets Equity - Class 1              1.21%         0.37%                      1.58%
Van Kampen UIF High Yield - Class 1                           0.42%         0.39%                      0.81%
Van Kampen UIF International Magnum - Class 1                 0.80%         0.35%                      1.15%


The fee table information relating to the underlying portfolios was provided to us by the portfolios or o their investment advisers, as we have not and cannot independently verify either the accuracy or completeness of such information. Actual expenses in future years may be higher or lower than these figures.

These expenses are for the year ended December 31, 2007.


Notes to Fee Table:


(1) For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2007. It is anticipated that these expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangements, annual portfolio operating expenses would have been, as a percentage of assets, as follows:


                                                                                                     Total Portfolio
                                                              Management      Other     Rule 12b-1        Annual
    Portfolio                                                    Fees        Expenses      Fees          Expenses
    Alger American Income & Growth - Class O                    0.535%        0.185%                      0.72%
    Franklin Small Cap Value Securities Fund - Class 2           0.48%        0.20%        0.25%          0.93%
    Franklin Small-Midcap Growth Securities Fund - Class 2       0.47%        0.30%        0.25%          1.02%
    Van Kampen UIF High Yield - Class 1                          0.41%        0.39%                       0.80%
    Van Kampen UIF International Magnum - Class 1                0.70%        0.35%                       1.05%



(2) Other expenses include expenses of 0.01% for acquired fund fees and expenses.

(3) Other expenses include expenses of 0.02% for acquired fund fees and expenses.


(4) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been: been 0.90%. These offsets may be discontinued at any time.

(5) Management fees for the fund have been reduced to 0.10%, and class expenses are limited to 0.35% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the fund's shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the fund manager's part.

(6) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange Commission (SEC).

(7) a) All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
     b) The "Management Fee" is the investment advisory fee paid by the Portfolios to Janus Capital. c) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. d) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Portfolios' total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee applicable to certain Portfolios, brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until May 1, 2008. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.

(8) Worldwide Growth Portfolio's management fee rate may adjust up or down based upon the portfolio's performance relative to its benchmark index during a measuring period. This rate is shown prior to any performance adjustment. Any such adjustment to this rate commenced February 2007 and may increase or decrease the management fee by a variable up to 0.15%, assuming constant assets. The management fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Refer to the portfolio's prospectus and statement of additional information for more information. Because a fee waiver will have a positive effect upon the portfolio's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to the portfolio's investment advisor.

(9) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.


(10) Formerly called: MFS(R) Emerging Growth Series - Initial Class

(11) Projected expenses are based on the 12/31/2007 Annual Report and the most current contractual advisory fees and expense limits.

(12) Expense amounts shown include the indirect proportionate expenses of the underlying TST portfolios and Transamerica IDEX funds in which the portfolio invests

(13) Transamerica Asset Management, Inc. (TAM) has agreed to waive fees and/or reimburse expenses if actual expenses prior to April 30, 2009, excluding 12b-1 fees and certain extraordinary expenses, exceed certain amounts. See the TST prospectus for further details.

(14) Transamerica Series Trust was formerly named AEGON/Transamerica Series Trust (ATST).


(15) Management Fees are 0.75% of average daily net assets of the first $500 million; 0.70% of average daily assets of the next $2 billion; and 0.65% of average daily net assets in excess of $2.5 billion.

TRANSAMERICA, THE FIXED ACCOUNT, THE SEPARATE ACCOUNT AND THE PORTFOLIOS

Transamerica Occidental Life Insurance Company

Transamerica Occidental Life Insurance Company, or Transamerica, is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. Transamerica is principally engaged in the sale of life insurance and annuity policies.

Transamerica   Corporation,   a  subsidiary  of  AEGON  N.V.,   indirectly  owns
Transamerica Occidental Life Insurance Company.


Our administrative office is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. Telephone: 1-866-844-4885


Transamerica Occidental Life Insurance Company is obligated to pay to you all benefits and amounts promised under this policy.

Insurance Marketplace Standards Association

In recent years, the insurance industry has recognized the need to develop specific principles and practices to help maintain the highest standards of marketplace behavior and enhance credibility with consumers. As a result, the industry established the Insurance Marketplace Standards Association, or IMSA.

As an IMSA member, we agree to follow a set of standards in our advertising, sales and service for individual life insurance and annuity products. The IMSA logo, which you will see on our advertising and promotional materials, demonstrates that we take our commitment to ethical conduct seriously.

The Fixed Account

The fixed account is a part of our general account. The general account consists of all assets that we own except those in the separate account and other separate accounts we may have. Except as limited by law, we have sole control over investment of the assets in our general account. Although you do not share directly in the investment experience of our general account, you may allocate net premiums to the fixed account and transfer funds between the separate account and the fixed account, within limits.

Accumulation value in the fixed account earns interest daily. The minimum guaranteed interest rate we credit on fixed account values is an annual effective rate of 4.00%. We may credit interest at a higher rate, but there is no assurance that we will declare an interest rate higher than the 4% per year minimum. Beginning on the policy anniversary nearest the insured's 100th birthday, accumulation value in the fixed account will earn interest at the minimum guaranteed rate. We credit interest with respect to outstanding loans at an annual rate of 4.00% in all policy years.

The Separate Account

Transamerica Occidental Life Separate Account VUL-5, designated as the separate account, was established by us as a separate account under the laws of the State of Iowa, pursuant to resolutions adopted by our Board of Directors on June 11, 1996.


The separate account is registered with the Securities Exchange Commission, or SEC, under the Investment Company Act of 1940, or 1940 Act, as a unit investment trust. It meets the definition of an investment company under the federal securities laws. However, the SEC does not supervise the management of the investment practices or policies of the separate account.


You may allocate any portion of your net premiums to the separate account. The portion of the accumulation value in the separate account will be based on the values of the sub-accounts to which your net premiums are allocated.

The variable benefits under this policy are provided through the separate account. The assets of the separate account are the property of Transamerica Occidental Life Insurance Company, but they are segregated from our other assets. Transamerica is not a trustee with respect to the separate account assets. The separate account does not have trustees. Transamerica maintains custody of all securities of the separate account. Income, if any, together with gains and losses, realized or unrealized, from assets in the separate account will be credited to or charged against the amounts allocated to the separate account without regard to other income, gains or losses of Transamerica Occidental Life Insurance Company. Assets equal to the liabilities of the separate account will not be charged with liabilities arising out of any other business we may conduct. If the assets in the separate account exceed the liabilities arising under the policies supported by the separate account, the excess may be used to cover other liabilities of Transamerica Occidental Life Insurance Company. Any amount we allocate to the separate account for state or federal income taxes may be deducted from the separate account.

The separate account currently has 45 sub-accounts available for investment, each of which invests only in a specific corresponding mutual fund portfolio. Changes to the sub-accounts may be made at our discretion. All sub-accounts may not be available in all jurisdictions.

We reserve the right to create new sub-accounts for the policies in our sole discretion. Any new sub-accounts will be made available to existing owners on a basis to be determined by us. Each additional sub-account will purchase shares in a mutual fund portfolio or other investment vehicle. Subject to law, we may also combine or eliminate one or more sub-accounts in our sole discretion or close sub-accounts to allocations of new premiums by existing or new policy owners.

Furthermore, subject to applicable law the separate account or any sub-accounts may be operated as a management company under the 1940 Act or any other form permitted by law. They may also be deregistered under such Act in the event that registration is no longer required. Finally, they may also be combined with other sub-accounts or one or more other separate accounts.

The Portfolios

The sub-accounts invest in a variety of portfolios.

The portfolios are open-end management investment companies, or portfolios or series of, open-end management companies registered with the SEC under the 1940 Act and are usually referred to as mutual funds. This SEC registration does not involve SEC supervision of the investments or investment policies of the portfolios.

We may receive payment from some or all of the portfolios or their advisers, distributors, or affiliates for administrative or distribution services. The amount of this compensation is based upon a percentage of the assets of the portfolio attributable to the policy and other policies issued by us. These percentages differ. Some advisers, distributors, or affiliates may be affiliated with us and some may pay us more than others.

Before investing, carefully read the prospectuses of the portfolios that accompany this prospectus. The portfolios' prospectuses contain more detailed information on the portfolio's investment objectives, restrictions, risks, expenses and advisers.

Statements of Additional Information for the portfolios are available on request. There is no guarantee that the portfolios' investment objectives will be achieved. The accumulation value may be less than the aggregate premiums made to the policy.

Revenue We Receive

We may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in consideration of certain administrative, marketing and other services we provide and expenses we incur. We generally receive three types of payments:


Rule 12b-1 Fees. We and our affiliate, Transamerica Securities Sales Corporation ("TSSC"), the principal underwriter for the policies, may receive some or all of the 12b-1 fees from the funds. 12b-1 fees received by TSSC from Fidelity Funds that are attributable to our variable insurance products are then credited to us. No other 12b-1 fees are retained by TSSC. These fees range from 0.15% to 0.25% of the average daily assets of certain portfolios attributable to the policies and to certain other variable insurance products that we and our affiliates issue.


Administrative, Marketing and Support Service Fees ("Support Fees"). We and TSSC may receive compensation from the investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios for administrative and other services related to separate account operations. The amount of this compensation is based on a percentage of the assets of the particular portfolios attributable to the policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or their affiliates) pay us more than others.


The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

-----------------------------------------------------------------------------------------------------------

                     Incoming Payments to TOLIC and/or TSSC
-----------------------------------------------------------------------------------------------------------
------------------------------------------------------------ ----------------------------------------------
                        Fund Group                                     Maximum Fee % of assets*
------------------------------------------------------------ ----------------------------------------------
------------------------------------------------------------ ----------------------------------------------
Alger                                                        0.35% after $500 million **
------------------------------------------------------------ ----------------------------------------------
------------------------------------------------------------ ----------------------------------------------
AllianceBernstein                                            0.30%
------------------------------------------------------------ ----------------------------------------------
------------------------------------------------------------ ----------------------------------------------
Dreyfus                                                      0.25%
------------------------------------------------------------ ----------------------------------------------
------------------------------------------------------------ ----------------------------------------------
Fidelity                                                     0.25%
------------------------------------------------------------ ----------------------------------------------
------------------------------------------------------------ ----------------------------------------------
Franklin                                                     0.40%
------------------------------------------------------------ ----------------------------------------------
------------------------------------------------------------ ----------------------------------------------
Janus                                                        0.35%
------------------------------------------------------------ ----------------------------------------------
------------------------------------------------------------ ----------------------------------------------
MFS                                                          0.20% after $20 million **
------------------------------------------------------------ ----------------------------------------------
------------------------------------------------------------ ----------------------------------------------
OpCap                                                        0.25% after $600 million **
------------------------------------------------------------ ----------------------------------------------
------------------------------------------------------------ ----------------------------------------------
Pacific Investment Management Company (PIMCO)                0.30%
------------------------------------------------------------ ----------------------------------------------
------------------------------------------------------------ ----------------------------------------------

Transamerica Series Trust (TST)                              0.39%

------------------------------------------------------------ ----------------------------------------------
------------------------------------------------------------ ----------------------------------------------
Van Kampen                                                   0.25%
------------------------------------------------------------ ----------------------------------------------


* Payments are based on a percentage of the average assets of each underlying portfolio in which the sub-accounts available under this policy and under certain other variable insurance products offered by us, invest. We may continue to receive 12b-1 fees and administrative fees on sub-accounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.


** We receive this percentage once a certain dollar amount in fund shares is held by the sub-accounts of TOLIC and its affiliates.

Other payments. We and TSSC also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products that are issued by us. These amounts are paid out of the advisers' or sub-advisers' own resources and not out of fund assets. Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) may provide us with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to cooperate with their promotional efforts. The amounts may be significant and provide the adviser or sub-adviser with increased access to us involved in the distribution of the policy.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, issuing, distributing and administering the policies.


Transamerica Asset Management, Inc. (TAM), the investment advisor for Transamerica Series Trust (TST), is an affiliate of us and TSSC. Several of the TST portfolios are underlying investment options for the policies. TAMI has entered into a revenue sharing agreement with us under which we receive a portion of the advisory fees that TST pays to TAM, net of sub-advisory fees and certain expenses of TAM. Additionally, if a aTST portfolio is sub-advised by an entity that is affiliated with us, we may receive more revenue sharing from TAM than we would if a sub-adviser for a aTST portfolio is not affiliated with us. A variety of financial and accounting methods may be used by TAM to allocate resources and profits to us. Such payments or arrangements may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the policyholders who allocate net premiums and policy values to the TST portfolios. These payments or arrangements may take the form of internal credits and/or cash payments.


For further details about the compensation payments we make in connection with the sale of the policies, see Distribution in this prospectus.

Addition, Deletion or Substitution of Portfolios

We do not control the portfolios. For this reason, we cannot guarantee that any of the sub-accounts offered under the policy or any of the portfolios or classes of portfolio shares will always be available to you for investment purposes. We reserve the right to make changes in the separate account and in its investments.

We reserve the right to eliminate the shares of any portfolio held by a sub-account. We may also substitute shares of another portfolio or of another investment company for the shares of any portfolio. We would do this if the shares of the portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the separate account. New and substituted portfolios may have different fees and expenses and their availability may be limited. To the extent required by the 1940 Act, if we substitute shares in a sub-account to which you have amounts allocated, we will provide you with advance notice and seek advance permission from the SEC. This does not prevent the separate account from purchasing other securities for other series or classes of policies. Nor does it prevent the separate account from effecting an exchange between series or classes of variable policies on the basis of requests made by owners.

In the event of any substitution or change, we may make the changes in the policy that we deem necessary or appropriate to reflect substitutions or changes.

Portfolios Not Publicly Available

Shares of the portfolios are not offered to the public but solely to the insurance company separate accounts and other qualified purchasers as limited by federal tax laws. These portfolios are not the same as mutual funds with very similar names that are sold directly to the public. The performance of such publicly available funds, which may have different assets and expenses, should not be considered as an indication of the performance of the portfolios. The assets of each portfolio are held separate from the assets of the other portfolios. Each portfolio operates as a separate investment vehicle. The income or losses of one portfolio have no effect on the investment performance of another portfolio. The sub-accounts reinvest dividends and/or capital gains distributions received from a portfolio in more shares of that portfolio. Selection of Underlying Portfolios


The underlying portfolios offered through this product are selected by TOLIC, and TOLIC may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will compensate us or our affiliates for providing certain administrative, marketing, and support services that would otherwise be provided by the portfolio or its service providers, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the policies. (See "Revenue We Receive".) We have included the TST portfolios at least in part because they are advised by our affiliate, TAM, and some of them are sub-advised by our affiliate, Transamerica Investment Management, Inc.


You are responsible for choosing the sub-accounts, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

The portfolios' investment objectives are described below.

The Income & Growth Portfolio of The Alger American Fund - Class O primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. The Portfolio invests in dividend-paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

Investment Adviser - Fred Alger Management, Inc.

The AllianceBernstein Growth and Income Portfolio of the Variable Products Series Fund - Class B seeks long-term growth of capital.

Investment Adviser - AllianceBernstein, L.P.

The AllianceBernstein Large Cap Growth Portfolio of the Variable Products Series Fund - Class B seeks long-term growth of capital.

Investment Adviser - AllianceBernstein, L.P.

The MidCap Stock Portfolio - Initial Shares of the Dreyfus Investment Portfolios seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400(R) Index (S&P
400). To pursue this goal, the Portfolio normally invests at least 80% of its assets in stocks of mid-size companies.

Investment Adviser - The Dreyfus Corporation

The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund under normal circumstances invests at least 80% of its assets in the common stock of companies that in the opinion of fund management meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Investment Adviser - The Dreyfus Corporation

The Appreciation Portfolio - Initial Shares of the Dreyfus Variable Investment Fund seeks long-term capital growth. Its secondary objective is current income. To pursue this goal, the portfolio normally invests at least 80% of its assets in common stocks. The portfolio focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.

Investment Adviser - The Dreyfus Corporation (Fayez Sarofim & Co., sub-adviser)

The Developing Leaders Portfolio - Initial Shares of the Dreyfus Variable Investment Fund seeks capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the portfolio primarily invests in companies with market capitalizations of less than $2 billion at the time of purchase.

Investment Adviser - The Dreyfus Corporation

The Contrafund(R) Portfolio - Service Class 2 of the Fidelity Variable Insurance Products Fund seeks long-term capital appreciation.

Investment Adviser - Fidelity Management & Research Company

The Equity-Income Portfolio - Service Class 2 of the Fidelity Variable Insurance Products Fund seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500SM Index (S&P 500(R)).

Investment Adviser - Fidelity Management & Research Company

The Index 500 Portfolio - Service Class 2 of the Fidelity Variable Insurance Products Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500(R).

Investment Adviser - Fidelity Management & Research Company (Geode Capital Management, sub-adviser)

The Franklin Small Cap Value Securities Fund - Class 2 of the Franklin Templeton Variable Insurance Products Trust seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies and normally invests predominantly in equity securities. The Fund invests mainly in equity securities of companies that the manager believes are undervalued.

Investment Adviser - Franklin Advisory Services, LLC

The Franklin Small-Midcap Growth Securities Fund - Class 2 of the Franklin Templeton Variable Insurance Products Trust seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies. For this Fund, small-cap companies are those with market capitalization values not exceeding: $1.5 billion; or the highest market capitalization value in the Russell 2000(R) Index, whichever is greater, at the time of purchase and mid cap companies are companies with market capitalization values not exceeding $8.5 billion, at the time of purchase.

Investment Adviser - Franklin Advisors, Inc.

The Balanced Portfolio - Service Shares of the Janus Aspen Series seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Investment Adviser - Janus Capital Management LLC

The Worldwide Growth Portfolio - Service Shares of the Janus Aspen Series seeks long-term growth of capital in a manner consistent with the preservation of capital.

Investment Adviser - Janus Capital Management LLC

The Growth Series of the MFS(R) Variable Insurance TrustSM - Initial Class seeks capital appreciation

Investment Adviser - MFS Investment Management(R)

The Investors Trust Series of the MFS(R) Variable Insurance TrustSM - Initial Class seeks capital appreciation.

Investment Adviser - MFS Investment Management(R)

The Research Series of the MFS(R) Variable Insurance TrustSM - Initial Class seeks capital appreciation.

Investment Adviser - MFS Investment Management(R)

The Real Return Portfolio - Admin Class of the PIMCO Variable Insurance Trust seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Investment Adviser - Pacific Investment Management Company LLC ("PIMCO")

The StocksPLUS Growth & Income Portfolio - Admin Class of the PIMCO Variable Insurance Trust seeks total return which exceeds that of the S&P 500.

Investment Adviser - Pacific Investment Management Company LLC ("PIMCO")


The OpCap Managed Portfolio of the Premier Variable Insurance Trust seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on Oppenheimer Capital's and PIMCO's assessments of the relative outlook for such investments.


Investment Adviser - OpCap Advisors LLC (Oppenheimer Capital LLC/Pacific Investment Management Company LLC, ("PIMCO"), sub-adviser)


The OpCap Small Cap Portfolio of the Premier Variable Insurance Trust seeks capital appreciation through a diversified portfolio consisting primarily of securities of companies with a market capitalization under $2 billion at time of purchase.


Investment Adviser - OpCap Advisors LLC (Oppenheimer Capital LLC, sub-adviser)


The Asset Allocation Conservative Variable Portfolio of the Transamerica Series Trust - Initial Class seeks current income and preservation of capital.

Investment Adviser - Transamerica Asset Management, Inc.; Portfolio Construction
Manager: Morningstar Associates, LLC

The Asset Allocation Growth Variable Portfolio of the Transamerica Series Trust
- Initial Class seeks long-term capital appreciation.

Investment Advisor - Transamerica Asset Management, Inc.; Portfolio Construction
Manager: Morningstar Associates, LLC

The Asset Allocation Moderate Growth Variable Portfolio of the Transamerica Series Trust - Initial Class seeks capital appreciation with current income as a secondary objective.

Investment Adviser - Transamerica Asset Management, Inc.; Portfolio Construction
Manager: Morningstar Associates, LLC

The Asset Allocation Moderate Variable Portfolio of the Transamerica Series Trust - Initial Class seeks capital appreciation and current income.

Investment Adviser - Transamerica Asset Management, Inc.; Portfolio Construction
Manager: Morningstar Associates, LLC

The BlackRock Large Cap Value Variable Portfolio of the Transamerica Series Trust - Initial Class seeks long-term growth of capital.

Investment Adviser - Transamerica Asset Management, Inc. (BlackRock Investment Management, LLC, sub-adviser)

The Capital Guardian Global Variable Portfolio of the Transamerica Series Trust
- Initial Class seeks to provide long-term growth of capital and income.

Investment Adviser- Transamerica Asset Management, Inc. (Capital Guardian Trust Company, sub-adviser)

The Capital Guardian Value Variable Portfolio of the Transamerica Series Trust - Initial Class seeks to provide long-term growth of capital and income through investments in a portfolio comprising primarily equity securities of U.S. issuers and securities whose principal markets are in the United States (including American Depository Receipts ("ADRs") and other U.S. registered foreign securities).

Investment Adviser - Transamerica Asset Management, Inc. (Capital Guardian Trust Company, sub-adviser)

The Clarion Global Real Estate Securities Variable Portfolio of the Transamerica Series Trust - Initial Class seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

Investment Adviser - Transamerica Asset Management, Inc. (ING Clarion Real Estate Securities, sub-adviser)

The Transamerica Convertible Securities Variable Portfolio of the Transamerica Series Trust - Initial Class seeks maximum total return through a combination of current income and capital appreciation.

Investment   Adviser  -  Transamerica  Asset  Management,   Inc.   (Transamerica
Investment Management, LLC, sub-adviser)

The Transamerica Equity Variable Portfolio of the Transamerica Series Trust - Initial Class seeks to maximize long-term growth.

Investment   Adviser  -  Transamerica  Asset  Management,   Inc.   (Transamerica
Investment Management, LLC, sub-adviser)

The Federated Market Opportunity Variable Portfolio of the Transamerica Series Trust - Initial Class seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

Investment Adviser - Transamerica Asset Management, Inc. (Federated Investment Counseling, sub-adviser)

The Transamerica Growth Opportunities Variable Portfolio of the Transamerica Series Trust - Initial Class seeks to maximize long-term growth.

Investment   Adviser  -  Transamerica  Asset  Management,   Inc.   (Transamerica
Investment Management LLC, sub-adviser)

The JPMorgan Mid Cap Value Variable Portfolio of the Transamerica Series Trust - Initial Class seeks growth from capital appreciation.

Investment Adviser - Transamerica Asset Management, Inc. (JP Morgan Investment Management, Inc., sub-adviser). This portfolio is no longer available for new net premiums or transfers.

The Marsico Growth Variable Portfolio of the Transamerica Series Trust - Initial Class seeks long-term growth of capital

Investment Adviser - Transamerica Asset Management, Inc. (Columbia Management Advisors, LLC, sub-adviser)

The Transamerica Money Market Variable Portfolio of the Transamerica Series Trust - Initial Class seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

Investment   Adviser  -  Transamerica  Asset  Management,   Inc.   (Transamerica
Investment Management, LLC, sub-adviser)

The PIMCO Total Return Variable Portfolio of the Transamerica Series Trust - Initial Class seeks maximum total return consistent with preservation of capital and prudent investment management.

Investment Adviser - Transamerica Asset Management, Inc. (Pacific Investment Management Company LLC ("PIMCO"), sub-adviser)

The Transamerica Science & Technology Variable Portfolio of the Transamerica Series Trust - Initial Class seeks long-term growth of capital. Investment Adviser - Transamerica Asset Management, Inc. (Transamerica Investment Management, LLC, sub-adviser)

The Transamerica Templeton Global Variable Portfolio of the Transamerica Series Trust -Initial Class seeks long-term growth of capital.

Investment   Adviser  -  Transamerica  Asset  Management,   Inc.   (Transamerica
Investment Management, LLC & Templeton Investment Counsel, LLC, sub-adviser)

The Third Avenue Value Variable Portfolio of the Transamerica Series Trust - Initial Class seeks long-term capital appreciation.

Investment  Adviser  -  Transamerica   Asset  Management,   Inc.  (Third  Avenue
Management LLC, sub-adviser)

The Transamerica U.S. Government Securities Variable Portfolio of the Transamerica Series Trust - Initial Class seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored entities.

Investment   Adviser  -  Transamerica  Asset  Management,   Inc.   (Transamerica
Investment Management, LLC, sub-adviser)

The Van Kampen Mid-Cap Growth Variable Portfolio of the Transamerica Series Trust - Initial Class seeks capital appreciation.

Investment Adviser - Transamerica Asset Management, Inc. (Van Kampen Asset Management, Inc., sub-adviser)


The Core Plus Fixed Income Portfolio of the Van Kampen Universal Institutional Funds - Class 1 seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

Investment Adviser - Van Kampen*

The Emerging Markets Equity Portfolio of the Van Kampen Universal Institutional Funds - Class 1 seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Investment Adviser - Van Kampen*

The High Yield Portfolio of the Van Kampen Universal Institutional Funds - Class 1 seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.

Investment Adviser - Van Kampen*

The International Magnum Portfolio of the Van Kampen Universal Institutional Funds - Class 1 seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries.

Investment Adviser - Van Kampen*

* Morgan Stanley Investment Management Inc., which does business in certain instances using the name Van Kampen, serves as the investment adviser to these UIF Portfolios.




VOTING RIGHTS


Transamerica is the legal owner of all portfolio shares held in each sub-account. As the owner, we have the right to vote the shares at the portfolios' shareholder meetings. However, to the extent required by federal securities laws and regulations, we will vote portfolio shares that each sub-account holds according to instructions received from policy owners whose policies' accumulation values include units of the sub-account. If the federal securities laws or regulations governing the voting of portfolio shares change to permit us to vote shares in our own right, we reserve the right to do so, whether or not the shares are related to the policies.

Currently, we provide each policy owner with amounts allocated to a sub-account with proxy materials and voting instructions applicable to the portfolio that corresponds to that sub-account. We will vote shares held in each sub-account for which no timely instructions are received in proportion to all instructions received for the sub-account. We will also vote our shares held in the separate account that do not relate to the policies in the same proportion as all of the instructions we received for the sub-account.


We will compute the number of votes that a policy owner may instruct on the record date established for the portfolio. This number is equal to A divided B, where:


A is the amount of accumulation value of the owner's policy invested in the sub-account; and


B is the net asset value of one share in the portfolio in which the assets of the sub-account are invested.

We may disregard any voting instructions that policy owners initiate in favor of any change in the investment policies or in any investment adviser or principal underwriter. Our disapproval of any change must be reasonable. Our disapproval of a change in investment policies or investment adviser must be based on a good faith determination that the change would be contrary to state law or is otherwise improper under the portfolios' objectives and purposes. If we do disregard voting instructions, we will include a summary of that action and reasons for it in the next report to policy owners.


THE POLICY

Depending on the state of issue, your policy may be an individual policy or a certificate issued under a group policy. The policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the policy issued and the general policy description contained in this prospectus because of requirements of the state where your policy is issued. Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences. All state specific policy features will be described in your policy.

Owner

The insured is the owner unless another owner has been named in the application or in a supplemental agreement filed with us in accordance with the policy. As owner, you are entitled to exercise all rights granted under the policy while the insured is alive. If the owner is an individual other than the insured, and dies before the insured, the rights of the owner belong to the executor or administrator of the owner's estate, unless the policy provides otherwise. If the owner is a partnership, the rights belong to the partnership as it exists when a right is exercised.

If ownership of the policy is shared by more than one person, all such persons must sign each written request to exercise any right under the policy. The telephone access privilege may be exercised by any one person who shares ownership, or by your registered representative.

You may change the owner while the insured is alive by notifying us in a form and manner acceptable to us. The change will not be effective until we record it at our Administrative Office. The written consent of any irrevocable beneficiary will be required.

You may assign a policy as collateral or make an absolute assignment. All policy rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in premium allocations, make transfers or to exercise other rights under the policy. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Administrative Office. When recorded, the assignment will take effect as of the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment was recorded. We are not responsible for the adequacy of any assignment. However, if you file an assignment with us and we record it at our administrative office, your rights and those of any revocable beneficiary will be subject to it. The written consent of any irrevocable beneficiaries will be required.

Beneficiary

If the insured dies while the policy is in force, we will pay the death benefit to the beneficiary. You select the beneficiary on the application and may change the beneficiary at a later date. If the beneficiary is a partnership, we will pay the death benefit to the partnership as it exists on the date the insured dies.

To the extent allowed by law, no death benefit will be subject to the claims of the beneficiary's creditors or to any legal process against the beneficiary.

If any beneficiary dies before the insured, that beneficiary's interest in the death benefit will end. If any beneficiary dies at the same time as the insured, or within 30 days after the insured, that beneficiary's interest in the death benefit will end if no benefits have been paid to that beneficiary. If the interests of all designated beneficiaries have ended when the insured dies, we will pay the death benefit to you, as owner. If you are not living at that time, we will pay the death benefit to your estate.

You may change the beneficiary while the insured is alive by sending us written notice. The change will not be effective until we record it at our Administrative Office. Even if the insured is not living when we record the change, the change will take effect as of the date it was signed. However, any benefits we pay before we record the change will not be subject to the change. An irrevocable beneficiary may not be changed without the written consent of that beneficiary.

Modifying the Policy

Any modification or waiver of our rights or requirements under the policy must be in writing and signed by our President or a Vice President, together with our Secretary. No agent may bind us by making any promise not contained in the policy.

Among other rights we have in connection with the policy, we may:

o modify the policy to ensure that the death benefit is never less than the amount required to maintain the policy's qualification as a life insurance policy; and

o make any changes or substitutions to the investment options of the Separate Account, make any changes to the fixed account accumulation options, operate the Separate Account as a management company under the Investment Company Act of 1940, or de-register the Separate Account if registration is no longer required.

We may notify you if we make any of the above-mentioned modifications. If we modify the policy, we will make appropriate endorsements to the policy as may be necessary.

Application for a Policy

We offer policies to proposed insureds who are between ages 16 and 89. After receiving a completed application, we will begin underwriting to decide the insurability of the proposed insured. We may require medical examinations and other information before deciding insurability. We issue a policy only after underwriting has been completed. We may reject an application that does not meet our underwriting standards.

If we approve the application, we will place the insured into one of four underwriting classes:

o        Preferred nonsmoker
o        Preferred smoker
o        Standard nonsmoker
o        Standard smoker

Additional adjustments for extra ratings due to increased mortality risk may apply to persons classified into the standard underwriting classes.

If a face increase is requested on the policy, the face increase will also be subject to our underwriting requirements and review. No face increase amount will be effective until we have completed our underwriting review and have approved the face increase amount. We will assign the insured to one of the four underwriting classes for the face increase amount approved. Additional adjustments for extra ratings may apply for an insured placed into one of the standard underwriting classes for the face increase amount approved.

An insured may be classified into different underwriting classes and be assigned different extra ratings on the base policy and on each layer, respectively.

The underwriting class assigned to the insured affects the monthly deductions for the policy. The monthly deductions and surrender charges for a policy are based on the insured's underwriting class, among other factors.

Generally, our rates are lowest for preferred nonsmokers.

We also charge lower rates for policies with higher face amounts of base policy coverage. We offer the following bands for face amounts of base policy coverage:

o        $25,000 - $49,999
o        $50,000 - $99,999
o        $100,000 - $249,999
o        $250,000 - $499,999
o        $500,000 - $999,999
o        $1,000,000 - $2,999,999
o        $3,000,000 - $4,999,999
o        $5,000,000 - $9,999,999
o        $10,000,000 and above

The monthly deduction rates we use decrease at each band, except that at the $5,000,000 band, we reduce the administrative charge from 7% to 6.5%. For the $10,000,000 band, we reduce the administrative charge from 6.5% to 6.25%.

The band for a policy is generally determined based on the total face amount for the base policy plus all layers on the policy. Changes in band due to face amount increase or decreases will be applied prospectively for monthly deductions which become due on or after the effective date of the face amount increase or decrease.

If requested, we may agree to determine the band for two or more policies by using the aggregate face amount of all the policies involved. The band determined in this fashion will apply to each of the policies and will not change in the future due to changes in the face amount of any of the policies. Generally, we will agree to determine the band for these policies in this fashion when the applications are submitted to us at the same time, for the same insured, and, except for special ownership or beneficiary designations, the total coverage would otherwise be able to be issued as a single policy.


Premium with Application: Under certain circumstances, you may make a payment at the time of application, under certain circumstances, subject to our rules. Under our current underwriting rules, you may make a payment at the time of application if: (1) the proposed insured is between the ages of 16 and 75; (2) the amount applied for under the application does not exceed $1,000,000; and (3) the proposed insured has not been treated for or experienced, within the last 12 months, any disorder of the heart, stroke, or other vascular disease, cancer, or HIV infection. We may refuse to accept initial payments with the application for other situations.


Conditional Coverage: If you make an initial payment in an amount at least equal to the full first premium for the mode of payment selected in the application (at least two monthly premiums, for Monthly Pre-Authorized Withdrawal Plan), we will issue a conditional receipt which may provide fixed conditional insurance, but not until after all its conditions are met. Such conditional insurance will take effect as of the effective date, but only so long as all of the following conditions are met:

o The payment made with the application must be received at our administrative office within the lifetime of the proposed insured and honored on first presentation for payment;

o Part 1 and part 2 of the application, and all medical examinations, tests, screenings and questionnaires required by the company are completed and received at our administrative office;

o As of the effective date, all statements and answers given in the application (both Parts) must be true and complete; and

o The company is satisfied that, at the time of completing Part 1 and Part 2 of the application, each person to be covered was insurable under the company's rules for insurance on the plan, in the amount, and at the rating class of risk applied for in Part 1 of the application.

Effective Date: Conditional insurance may become effective as of the date of completing Part 1 of the application, the date of completing Part 2 of the application, or the date requested in the application, whichever is latest, but only after all the conditions to conditional coverage described above have been met.

60-Day Limit of Conditional Coverage: If the company does not approve and accept the application for insurance within 60 days of the date you signed the Part 1, the application will be deemed to be rejected by the company, and there will be no conditional insurance coverage. In that case, the company's liability will be limited to returning any payment you have made. The company has the right to terminate conditional coverage at any time prior to 60 days by mailing a refund of the payment made.

Dollar Limits of Conditional Coverage: After all conditions are met, the aggregate amount of fixed conditional insurance provided by the conditional receipt generally will be limited to the lesser of the amount applied for or (a) $1,000,000 if the proposed insured is age 16 to 65 and is insurable as a standard risk; or (b) $400,000 if the proposed insured is age 66 to 75 and insurable as a standard class of risk; or (c) $100,000 for all other classes of risk.

No Conditional Coverage if Conditions Not Met or Death Occurs from Suicide: If one or more of the conditions for conditional insurance have not been met exactly, or if a proposed insured dies by suicide or intentional self-inflicted injury, while sane or insane, the company will not be liable and there will be no conditional insurance.

The terms for conditional insurance may vary by jurisdiction.

You do not need to pay an initial payment at the time of application. If we approve the application, you will need to pay us the minimum initial premium for the policy before any coverage under the policy will be in effect.

Minimum Initial Face Amount

We will generally issue a policy only if it has a face amount of at least
$25,000.

Life Insurance Qualification


This policy is intended to qualify as life insurance under Code Section 7702 under the cash value accumulation test. Under this test, the accumulation value of the policy may not at any time exceed the net single premium. The net single premium is the one payment that you would need to pay as of the policy date in order to fund future benefits, assuming guaranteed mortality charges and 4% interest. If the accumulation value is ever greater than the net single premium, the death benefit will be increased by multiplying the policy's accumulation value by the death benefit factor for the applicable policy year. The death benefit factors vary by policy years and by the attained age of the insured, as well as the insured's gender and smoker or nonsmoker status; are included in the policy, and can be found in APPENDIX B. . The increase in death benefit may be temporary, based on changes in the death benefit factor and/or accumulation value. Under the Premium Limitations provision, we may refuse to accept certain premium payments that would cause the death benefit to increase.


Changes to the terms or benefits under the policy may require a redetermination of the net single premium for the policy. The net single premium may increase or decrease as a result. If the change is a reduction in benefits during the first 15 policy years, a distribution from the policy may be required to maintain qualification as a life insurance contract for tax purposes. The required distribution may be taxable in whole or in part.

Conversions of Term Life Insurance Policies

Owners of convertible term life insurance policies issued by us may convert their term insurance coverage to coverage under a TransUltra VUL policy without providing new evidence of insurability, within limits. Conversions are subject to the provisions of any conversion option attached to the term life insurance policy or to any change of plan option attached to certain term-like insurance policies, and certain term policies may not be convertible to TransUltra VUL. We may not allow conversions to TransUltra VUL policies from term policies issued after certain dates. Generally, a conversion option permits an owner of a term life insurance policy to replace the term life insurance coverage with up to an equal amount of life insurance coverage issued under a TransUltra VUL policy if the conversion occurs before the insured reaches a specified age. The TransUltra VUL policy would be issued on the same insured at the same underwriting class, if available under the TransUltra VUL policy, as on the term policy, without the insured providing new evidence of insurability. Requests for a change in underwriting class or other changes generally will require submission to us of new evidence of insurability. We may discontinue allowing conversions to TransUltra VUL at any time and without advance notice.

Guaranteed Exchange Option

Under the Guaranteed Exchange Option, you have a right to exchange your current policy for a fixed policy offered by us. The exchange must be to an adjustable life insurance policy on a form designated by us for such purpose. Under this option, you would terminate your coverage under the current policy in exchange for equal coverage under a fixed policy not offering sub-accounts. You may exercise this option at any time before the 20th policy anniversary or the policy anniversary nearest age 95, whichever comes first, if all of the following conditions are met.

o        the insured is living;

o        the current policy does not have any outstanding loans; and

o        monthly deductions are not being waived under a Waiver Provision Rider.

Effective Date of Coverage

Except as otherwise provided under the terms of the conditional receipt, no insurance coverage is provided under the policy until after we approve the application and:

o        the minimum initial premium is paid to us; and

o        the policy is delivered to you while:

a) the insured is alive and in good health, and

b) the statements and answers in the application continue to be true and complete.

Policy Date

The policy date is the date from which insurance coverage is provided under the policy, subject to the conditions noted above. We take monthly deductions from the policy for the period starting with the policy date.

Generally, except when you request and we approve backdating a policy, the policy date will be:

o two calendar days after we approve the application if you submitted the initial premium with the application and the policy is issued without delivery requirements; or

o the date you accept the policy and pay us the initial premium, if you did not submit the initial premium with the application and/or we issued the policy subject to satisfactory completion of delivery requirements.

In the latter situation, when we receive the initial premium and any delivery requirements, we will amend the policy date as originally issued. The amended policy date will be the date on which the policy was delivered to you and you had completed any delivery requirements and/or paid over to our agent the required initial premiums. We will not amend the date forward beyond that date which would cause the insured to be a year older for purposes of determining monthly deductions.

Backdating a Policy

If you request, we may backdate a policy by assigning a policy date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.

Generally, backdating of layers is restricted to certain situations involving the exercise of an option under the Guaranteed Insurability Rider or under the Option for Additional Insurance, where the option is exercised within 31 days after a policy anniversary.

Monthly deductions are based in part on the age of the insured at issue or on the layer date, if applicable. Generally, monthly deductions are less at a younger age. We will deduct monthly deductions for the period that the policy or layer is backdated. This means that, while the monthly deduction may be lower than what would have applied had we not backdated the policy or layer, you will be paying for insurance during a period when the policy or layer was not in force.

Reallocation Date

When we approve and issue a policy, we establish a reallocation date for that policy. Currently, the reallocation date is 25 calendar days from the date we approve the policy for issue.

Before the reallocation date, any portion of net premiums you wish to allocate to the sub-accounts will be allocated initially to the money market sub-account. Any portion of the net premiums you elected to allocate to the fixed account will be allocated directly to the fixed account. On the reallocation date, the value of those net premiums initially allocated to the money market sub-account will be reallocated to the sub-account options you elected on your application or subsequent premium allocation election.

Net premiums credited to your policy on or after the reallocation date will be allocated to the fixed account and to your elected sub-account options directly, based on your most recent premium allocation election.

To the extent that state law or regulation governing your policy requires that amounts initially allocated to the money market sub-account cannot be reallocated until a date later than the reallocation date, we will not transfer values from the money market sub-account to your elected sub-accounts, or allow direct allocation of net premiums to those elected sub-accounts, until the date provided under such state law or regulation.

Free Look Period

The policy provides for a free look period. You have the right to examine and cancel your policy by returning it to us or to one of our representatives within 10 days after you receive the policy, or a longer period as required by state law for replacement policies or for other reasons.

If you exercise the free look option, we will void the policy and refund an amount equal to:

o the net cash value of the policy on the valuation date we receive, in good order, your request to cancel your policy; plus

o any fees or other charges deducted from premiums paid or from accumulation values. Such fees and charges include administrative charges, monthly deductions and surrender penalties.

If your policy provides for a full refund as required by state law, your refund will be the total premiums paid to the policy. We may delay a refund of any payment made by check until the check has cleared your bank.

Transfers

After the end of the free-look period and after the reallocation date, you may transfer amounts between or among the investment options available. Your request must be in a form and manner acceptable to us. You may also exercise your telephone access privilege. Each transfer will be subject to our transfer rules in effect at the time the transfer is made. We may set rules specifying, among other things:


o        the minimum and maximum amounts you may transfer; and

o        how frequently you may make transfers.

Different rules may apply to different investment options.

Except with our consent, transfers from the fixed account will be limited as follows:

o    at least 90 days must elapse between transfers from the fixed account; and

o the maximum amount which may be transferred is the greater of 25% of the portion of the accumulation value in the fixed account or the amount of the last transfer from the fixed account.

These limitations do not apply to transfers from the loan account due to loan repayments. Interest credited during a policy month with respect to outstanding loans may be transferred from the fixed account to the sub-accounts beginning on the next monthly policy date (the day after the end of the policy month). During the first three policy months following the policy month in which such interest with respect to outstanding loans was earned, we do not restrict the transfer of such interest to the sub-accounts. After the end of the third policy month, however, the normal limits on the amounts and frequency of transfers from the fixed account will apply. The portion of the accumulation value in the fixed account excludes the amounts, if any, in the loan account.

We will make the transfer on the day we receive your transfer request in good order. If the day we receive your transfer request is not a valuation date, we will make the transfer on the next following valuation date.

You may not transfer amounts between the base policy and/or layers.

You will not be charged for the first 18 transfers you make during a policy year. If you make more than 18 transfers during a policy year, we will charge up to $25 for each additional transfer. Currently, we do not impose a charge on transfers that exceed 18 in a policy year.

Any transfer fee will be deducted from the amount that you are transferring. The transfer fee will be allocated between or among the investment options from which the amount is being transferred in proportion of A divided by B, where:

A    is the amount transferred from an investment option; and

B    is the total amount transferred from all investment options.

The following transactions do not count toward the first 18 transfers during a policy year and will not be charged a transfer fee:

o Transfers made on the reallocation date from the money market sub-account to other sub-accounts.

o    Transfers to or from the loan account.

o Transfers under the dollar cost averaging or automatic account rebalancing options.

o    Transfers we may make after we receive notice of the insured's death.

o Transfers due to material changes in the separate account or one or more of the portfolios in which a sub-account invests.

You may apply for automatic transfers under either the dollar cost averaging, or DCA, option or the automatic account rebalancing, or AAR, option by submitting your written request to our Administrative Office. You may cancel your election of an option by written request or by exercising your telephone access privilege at any time with regard to future transfers.

Disruptive Trading and Market Timing

Statement of Policy: This variable universal life insurance ("VUL") policy was not designed for the use of market timers or other investors who make programmed, large, frequent or short-term transfers, or engage in other types of disruptive trading. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the sub-accounts or between the sub-accounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1) dilution of the interests of long-term investors in a sub-account if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio's investments (some market timers attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");

(2) an adverse effect on portfolio management, such as:

     (a) impeding a portfolio manager's ability to sustain an investment objective;

     (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

     (c)  causing  an  underlying   fund  portfolio  to  liquidate   investments
          prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3) increased brokerage and administrative expenses.

These costs are borne by all policy owners invested in those sub-accounts, not just those making the transfers.

We have developed polices and procedures with respect to market timing and disruptive trading (which may vary for certain sub-accounts at the request of the underlying fund portfolios), and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not purchase a VUL policy from us if you intend to conduct market timing or potentially disruptive trading.

Detection: We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among sub-accounts of variable products issued by these other insurance companies or retirement plans.

Deterrence: If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction. As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We currently consider only transfers by telephone, fax, or overnight mail to be "expedited transfers," but we could decide to treat other forms of communication as expedited transfers. This means that we would accept only written transfer requests with an original signature transmitted to us by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case by case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer within two days if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more VUL policies that we believe are connected.

In addition to our internal policies and procedures, we will administer your VUL policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

o    Impose redemption fees on transfers;

o Expressly limit the number or size of transfers in a given period except for certain sub-accounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this VUL policy, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policy owners or intermediaries acting on their behalf. And, while the policy's provisions give us the right to set and change various rules regarding transfer privileges, including, but not limited to, the amounts that may be transferred, the frequency of such transfers, and the acceptable form and manner in which transfers may be requested, these restrictions may not always be effective to prevent market timing or disruptive trading. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate to: (1) better detect and deter market timing or other harmful trading that may adversely affect other VUL policy owners, other persons with material rights under the policy, or underlying fund shareholders generally, (2) comply with state or federal regulatory requirements, or (3) impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the VUL policy. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies: The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for the VUL policies to discourage market timing and disruptive trading. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners' transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our VUL policies should assume that any protection they may have against potential harm from market timing or disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our VUL policies to discourage market timing and disruptive trading.

Policy owners should be aware that upon our receipt of a written request from any of the underlying funds or their designees, we will be required to provide the funds with certain information about you and your activities in and out of one or more of the funds' portfolios. In addition, the funds may require us to restrict or prohibit your purchases and exchanges of shares of a specified portfolio if the funds identify you as violating the frequent trading policies established for that portfolio.

Omnibus Order: Policy owners and other persons with material rights under our VUL policies also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or variable life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Dollar Cost Averaging or DCA

This option allows you to systematically transfer a set dollar amount from the money market sub-account on a monthly, quarterly, or semi-annual basis to one or more other sub-accounts.* The DCA option is designed to reduce the risk of your purchasing units only when the price of the units is high, but you should carefully consider your financial ability to continue the option over a long enough period of time to purchase units when their value is low as well as when it is high. The DCA option does not assure a profit or protect against a loss. The DCA option will terminate automatically when the value of your money market sub-account is zero.

There is no additional charge for electing the DCA option. Transfers to the fixed account are not permitted under the DCA option. We reserve the right to terminate the DCA option at any time and for any reason.

* New net premiums or transfers may no longer be allocated to the Transamerica JPMorgan Mid Cap Value sub-account.

All DCA transfers are subject to the following requirements:

o You must specify the sub-accounts to which you want to transfer amounts from the money market sub-account, the set dollar amount you want to transfer from the money market sub-account, the frequency of the scheduled transfers and the date you want the transfers to begin.

o    The date that you want the transfer to begin may not be:

a) before the end of the free-look period or the reallocation date; or

b) less than one month after the date the initial premium was allocated to your policy.

o You must have at least $1,000 in the money market sub-account on the date of the first transfer.

o The minimum automatic transfer amount from the money market sub-account is $100.

You may choose any date for your initial DCA transfer, subject to the following limitations:

o        The date you choose may not be:

a)       a monthly policy date; or

b) the same date as the date you choose for automatic account rebalancing transfers, if you choose that option.

We reserve the right to limit further the allowable dates on which DCA transfers may take place.

o The first DCA transfer will be on the date you select if that date is a valuation date. Subsequent DCA transfers will occur at the frequency and on the date you select. If the date you select is not a valuation date, DCA transfers will occur on the next following valuation date. If, however, the value in the money market sub-account is less than the scheduled amount on a scheduled date, no DCA transfer will occur on that scheduled date. If the value in the money market sub-account subsequently increases to an amount at least equal to the scheduled amount, then a DCA transfer will resume on the next scheduled date.

The DCA option will automatically terminate on the earliest of:

o the date the money-market sub-account does not have any accumulation value remaining;

o    the date we receive notice of the insured's death;

o    the date the policy lapses;

o    the date the policy is surrendered or terminated; or

o the date you request the termination of the DCA option. Your request must be made in writing or by exercising your telephone access privilege.

We will not process any DCA transfers after the date we receive your DCA termination request. You may submit a new request to recommence DCA transfers. However, we may set minimum time periods after the termination date of the previous option election before we allow the new election to become effective.

Automatic Account Rebalancing or AAR

Once your net premiums and requested transfers have been allocated among your investment option choices, the performance of each investment option may cause your allocation to shift such that the relative value of one or more investment options is no longer consistent with your overall objectives. Under the AAR option, the accumulation value of the policy eligible for transfers is reallocated among your selected investment options to restore the balances of those options to the allocation percentages you elect on your written request. The accumulation value eligible for transfers is the accumulation value minus any outstanding loans and minus any interest earned with respect to loans during the current policy month if there is an outstanding loan balance on the date of the transfers under the AAR option. The balances will be restored separately on the base policy and on each layer. You may elect to make transfers under the AAR option quarterly, semi-annually, or annually.
There is no additional charge for electing the AAR option. We reserve the right to terminate the AAR option at any time and for any reason.

All AAR transfers are subject to the following requirements:

o You must specify the percentages by investment option of the accumulation value eligible for transfer that you want to maintain in the selected investment options, the frequency of the scheduled transfers and the date you want the transfers to begin. The percentages must be whole numbers and must equal 100%.

o The date that you want the transfers to start may not be:

a) before the end of the free-look period or the reallocation date; or b) less than three months after the date the initial premium was allocated to the policy.

o The minimum automatic transfer amount from an investment option is $5. If the amount of the transfer from an investment option would be less than $5, that transfer from that investment option will not occur.

o    We reserve the right to discontinue this option at any time.

You may choose any date for your initial AAR transfer, subject to the following limitations:

o        The date you choose may not be:

a) a monthly policy date; or

b) the same date as the date you choose for DCA transfers, if you choose that option.

We reserve the right to limit further the allowable dates on which AAR transfers may take place.

o The first AAR transfer will be on the date you select if that date is a valuation date. Subsequent AAR transfers will occur at the frequency and on the date you selected. If the date you select is not a valuation date, the first AAR transfer will occur on the next following valuation date.

The AAR option will automatically terminate on the earliest of:

o    the date we receive notice of the insured's death;

o    the date the policy lapses;

o    the date the policy is surrendered or terminated; or

o the date you request termination of the AAR option. Your request must be made in writing or by exercising your telephone access privilege.

We will not process any AAR transfers after the date we receive your AAR termination request. You may submit a new request to recommence AAR transfers. However, we may set minimum time periods after the termination date of the previous option election before we allow the new election to become effective.

Telephone Access Privilege

This option allows you or your registered representative, within limits, to:

o    transfer amounts between or among investment options,

o    change your premium allocations or your monthly deductions allocations, and

o    request a loan, up to limits established by us, by telephone.

The telephone access privilege will automatically apply unless you inform us, in writing, that you do not want this option.

Partial surrenders and full surrenders are not permitted under this option. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If more than one person is the owner, the telephone access privilege may be exercised by any one person who is an owner. We will not be liable for any losses due to unauthorized or fraudulent instructions. The procedures we will follow for telephone instructions may include requiring some form of personal identification before acting on such instructions, providing written confirmation of the transaction, and/or tape recording the instructions given by telephone. You, as the owner, bear the risk for results of all transactions initiated through the telephone access privilege.

Telephone transfer privileges between or among investment options is subject to the section titled Disruptive Trading and Market Timing.


DEATH BENEFIT

If the policy is in force on the date the insured dies, we will pay the death benefit to the named beneficiary. The death benefit before the policy anniversary nearest age 100 will be based on the option you choose. If you do not choose a death benefit option, the Option 1 death benefit option will automatically be in effect. We will reduce any death benefit payable by any existing policy loans and by the portion of any grace period premium payment necessary to provide insurance to the date of the insured's death. The amount of the death benefit may also be affected by other provisions such as Misstatement of Age or Sex in the SAI and Partial Surrenders in the prospectus.

The policy is intended to qualify under Code Section 7702 as a life insurance contract for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions or supplemental benefits (retroactively and prospectively), that are consistent with such an increase. We may deduct retroactive adjustments from the accumulation value or from any death benefits payable. Prospective adjustments will be reflected in the monthly deduction.

Proof of Death

We will pay any death benefit payable because of the death of the insured when we receive due proof of the death of the insured while the policy is in force. When the insured dies, proof of death must be sent to our Administrative Office. We must be notified of the death within a reasonable time, and in no event later than one year after the date of death. We will send the appropriate forms to the beneficiary upon request.

Death Benefit Options

There are three death benefit options available under the policy before the policy anniversary nearest age 100. You choose the desired option in the application. The same death benefit option will apply to the base policy and to each layer, respectively. If you do not choose a death benefit option on the application, Option 1 will automatically take effect. Except with our consent, only Option 1 (the level option) is available on policies covering insureds who are between 81-89 years old on the Policy Date.

You may change the death benefit option once per policy year after the first policy year by written request, subject to our consent. Changes in the death benefit option:

o will be effective on the policy anniversary following the date we approve the change;

o may not increase the net amount at risk, unless we approve the increase based on the insured's evidence of insurability provided to us;

o will incur applicable surrender penalties if the change in option results in a decrease in the face amount; and

o may result in changes in the monthly deductions, including the monthly deduction rates.

Before the policy anniversary nearest age 100, the death benefit will be as follows:

For Option 1 (the level option), the death benefit is the greatest of:

a) the total of the face amount of the base policy and each layer on the date of the insured's death;

b) the death benefit factor multiplied by the policy's accumulation value on the date of the insured's death; or

c) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

For Option 2 (the plus option), the death benefit is the greatest of:

a) the total of the face amount of the base policy and each layer on the date of the insured's death, plus the policy's accumulation value on the date of the insured's death;

b) the death benefit factor multiplied by the policy's accumulation value on the date of the insured's death; or

c) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

For Option 3 (the plus premium option), the death benefit is the greatest of:

a) the total of the face amount of the base policy and each layer on the date of the insured's death, plus the excess, if any, of all gross premiums paid over the sum of any partial surrenders, surrender penalty free withdrawals and/or premium refunds on the date of the insured's death;

b) the death benefit factor multiplied by the policy's accumulation value on the date of the insured's death; or

c) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

Beginning with the policy anniversary nearest age 100, the death benefit will be the greater of:

a) the death benefit factor multiplied by the policy's accumulation value as of the date of the insured's death; or

b) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

If the Full Death Benefit Rider is in force on the policy anniversary nearest age 100, however, the death benefit beginning on that date will be the benefit as provided under the rider.

The applicable death benefit factors will be based on the insured's age as of the last policy anniversary and on the number of full policy years that have lapsed since the date of issue.

We will reduce the death benefit by any outstanding loans and by the portion of any grace period premium payment necessary to provide insurance to the date of the insured's death.

The death benefit options permit you to tailor your policy to your needs.

Option 1 may be the preferable option for you if:

o you want a specified death benefit amount (the face amount of the base policy and any layers), and

o    you want to minimize your monthly deduction costs.

Under Option 1, the accumulation value generally reduces the net amount at risk. Since portions of the monthly deductions for the base policy and for any layers are based on net amount at risk, Option 1 results in smaller monthly deductions for the same face amount of base policy coverage and any layers for the same insured compared to Options 2 and 3.

Option 2 may be the preferable option for you if:

o    you want a death benefit which may increase over time; and

o you want the beneficiary to benefit from the potential investment growth of the policy as well as to receive the face amount of the policy and any layers.

Under Option 2, your death benefit is generally the sum of the face amount of the base policy coverage, and of any layers, and the accumulation value. To the extent the accumulation value increases, your death benefit will also increase. Since the net amount at risk generally remains the face amount of the base coverage and of any layers, however, the portions of the monthly deductions based on the net amount at risk for the base policy and for any layers will generally be higher than they would be for the same insured under Option 1. Depending on the rate of growth of your accumulation value, the monthly deductions under Option 2 may be higher or lower than they would be under Option 3.

Option 3 may be the preferable option for you if:

o    you want a death benefit which may increase over time; and

o you want the death benefit to return the premium outlay as well as the face amount.

Under Option 3, your death benefit will increase based on your cumulative premiums paid, reduced by any amounts you withdraw. These increases are not subject to investment return fluctuations. Depending upon the growth of your accumulation value, the portions of the monthly deductions based on the net amount at risk for the base policy and for any layers may be higher or lower than those you would be charged under Option 2.

Transfers After Insured's Death

After we receive notice of the insured's death, we may:

o transfer any portion of the accumulation value in any sub-account to our general account; and

o not allow any portion of the accumulation value to be transferred into or to remain in any sub-account.


Settlement Provisions

The net death benefit payable may be paid in a single sum or under one or more of the payment options we are currently offering. Payment options are paid from our general account and are not based on the investment experience of the separate account. These payment options also are available if the policy is surrendered. We will pay the death benefit or surrender proceeds, as applicable, in a single sum, unless we receive an election to receive the applicable benefits under a settlement option.

Option to Change the Face Amount

Increasing the Face Amount: Effective on any policy anniversary, you may request an increase in the face amount of the policy. The policy must be in force on the layer date, and the insured must be alive and no older than age 80. The following conditions apply:

o    You must make a written request to us.

o    The amount of the increase in face amount must be at least $25,000.

o    You must submit evidence of insurability satisfactory to us.

o The amount of the increase will be contestable and subject to the suicide limitation for two years after the effective date of the increase.

o    The death benefit option for the layer must be the same as the base policy.

o If the base policy has a Waiver Provision, the layer must also have a Waiver Provision, subject to our underwriting rules.

The increase in coverage will be issued as a separate layer on the policy. It will have a required premium per year beginning on the layer date. It will also have its own surrender penalty period for 10 years, beginning on the layer date. The monthly deductions for that layer will be based on:

o    the face amount and accumulation value of the layer;

o    the insured's gender;

o    the insured's smoker or nonsmoker status;

o the insured's class of risk as of the layer date (including any adjustments for extra ratings); and

o    the insured's age as of the layer date.

After the increase, the monthly deduction rates for the base policy and for the layer will be based on the new total face amount of the policy. Decreasing the Face Amount: You may request a decrease in the face amount of the policy if all of the following conditions are met:

o    You must make a written request to us.

o On the request date, the policy must be in force and the insured must be alive.

o    The amount of the reduction in face amount must be at least $25,000.

o    The new face amount may not be less than our published minimum face amount.

The decrease in the face amount will be effective on the monthly policy date next following the valuation date we receive your request. If we receive your request on a monthly policy date, the request will be effective on the valuation date we receive the request.
The decrease of the face amount may cause a change in the monthly deduction charged.

The decrease will be allocated first to the most recent layer, if any. To the extent the decrease exceeds the face amount of the most recent layer, the additional amount of the decrease will be allocated to the next most recent layers in order, and then to the base policy.

A surrender penalty will result from the decrease in face amount to the extent the decrease is allocated to the base policy during the 10 year surrender penalty period for the base policy or is allocated to a layer during the 10 year surrender penalty period for the layer. If the surrender penalty period is still in effect, the surrender penalty period for the base policy and all layers ends immediately before the policy anniversary nearest age 100. We will allocate the surrender penalty among the base policy and any layers based on the face amount of the decrease allocated to the base policy or the layer. If the surrender penalty for a layer exceeds the accumulation value minus any outstanding loan for the layer, the excess surrender penalty amount will be allocated to the next most recently added layers, in order, and then to the base policy. After we have allocated the surrender penalty among the base policy and any layers, we will deduct the surrender penalty from your investment options on a pro-rata basis on the date the decrease in face amount is effective. If that date is not a valuation date, we will deduct the surrender penalty amounts on the next valuation date.

The surrender penalty for the base policy or a layer is equal to A times B divided by C, where: A is the full surrender penalty for the current policy or layer year;

B is the amount of the decrease allocated to the base policy or layer; and C is the face amount of the base policy or layer before the decrease.

If a decrease in face amount reduces a layer's face amount to zero but the layer's accumulation value exceeds zero, the remaining accumulation value in the layer will be transferred to the base policy accumulation value. The amounts in each investment option will be transferred directly to the same investment options in the base policy.

After the decrease, the monthly deduction rates and any future surrender penalties will be based on the new face amount of the policy.

If the face amount is decreased during any required premium period, we will recalculate the required premium per year for the remainder of the required premium period based on the new face amount.

Please see Surrender Penalty Deferral Endorsement.


PREMIUMS

Premiums are payable to Transamerica Occidental Life Insurance Company. Premium payments may be made by mail to our Administrative Office or through our authorized representative.

When you apply for a policy, you must elect a required premium for the base policy. Your agent will tell you the minimum and maximum amounts that you may elect based on your proposed policy. As described below, the cumulative required premium for the base policy and any layers must be paid during any applicable required premium period or the policy will enter the grace period and may lapse. The required premium period is 5 years. There will be a new required premium period for a layer beginning on the layer date if you add a new layer.

Paying the required premiums during the required premium period does not guarantee the policy will not lapse. Even if you pay the required premiums during the required premium period, the policy can still lapse if the accumulation value, less any outstanding loan, is not enough to pay the monthly deductions and any loan interest due.


If the Endorsement to Modify Grace Period is in effect on your policy, however, the policy will not enter the grace period due to the monthly deduction exceeding the available accumulation value, subject to the provisions of that endorsement.

On your application, you may specify an amount and a schedule for planned premium payments you intend to make. You may elect to pay premiums monthly, quarterly, semi-annually, or annually. Monthly and quarterly scheduled premiums may be paid under a pre-authorized withdrawal plan under which you authorize us to process charges against your checking account (or other acceptable account) for the scheduled premiums. Alternatively, you may request that we send you reminder notices of planned premiums on a quarterly, semi-annual, or annual basis. Other schedules and arrangements may be available for groups under certain conditions. You may change your planned premium schedule, or authorize or stop enrollment in the pre-authorized withdrawal plan, at any time by providing us with written notice. Changes will be made effective as soon as practical after receipt of your written notice. You are not required to pay premiums based on the schedule you elect or in the amount you specify, subject to the required premium per year and Grace Period provisions of your policy.

We will accept any premium amount you send us while the policy is in force, subject to the Premium Limitation provision and the following conditions:

o The policy will not become effective until you pay the minimum initial premium shown on the policy's data page.

o    You may pay premiums at any time before the policy anniversary nearest age
     100. Each premium must be at least $25 and may not exceed the limits described in the Premium Limitation section below.

Required Premiums

By the end of each policy or layer year during any applicable required premium period, the total gross premiums paid for the policy, less the amount of any premium refunds, partial surrenders and surrender penalty free withdrawals, must equal or exceed the cumulative required premiums for the base policy and all layers, or this policy will enter the grace period and may lapse. On any applicable policy or layer anniversary, the cumulative required premiums for the base policy or any layer, respectively, is equal to (a) times (b), adjusted for any decreases in face amount, where:

(a)  is the required premium for the base policy or layer; and

(b) is the number of full years that have elapsed in the required premium period for the base policy or layer.

You may pay all or part of the required premiums at any time before they are due.

Layer Allocation

Net premiums will be allocated among the base policy and any layers as follows:

o The net premium will first be applied to any required premiums not yet paid that are due before the end of the current policy or layer year. Amounts so applied will be allocated in proportion to such required premiums not yet paid for the base policy and each layer.

o Any remaining net premium will next be applied to any required premiums not yet paid for future policy and layer years. Amounts so applied will be allocated in proportion to the amounts required to meet the future premium requirements for the base policy and each layer.

o The remainder, if any, will be allocated in proportion to the most recently applicable required premium for the base policy and each layer.

After the end of the required premium period, premium payments are flexible as to amount and frequency within limits, and no premiums may be paid into the policy after the policy anniversary nearest age 100.

After the required premium period, we will continue to provide you with a schedule of premium payments. Paying these premiums does NOT guarantee that your policy will not lapse (except as provided under the Endorsement to Modify Grace Period). If you stop paying premiums after the required premium period for the base policy or for any layer, your coverage will continue until the accumulation value less any outstanding loan is insufficient to pay the monthly deduction and any loan interest due. At that time, your policy will enter the grace period (subject to the provisions of the Endorsement to Modify Grace period if that endorsement is in effect on your policy). At the policy anniversary nearest age 100, premium billing will stop and no further premium payments will be accepted.

Premium Qualification Credit

At the end of each year during the required premium period of the base policy, if you have paid the cumulative required premiums for the base policy as described in the Required Premiums provision, we will add a premium qualification credit to the accumulation value of the base policy. For the base policy, the amount of the credit will be a specific percentage of the required premium per year for the base policy during the required premium period. The premium qualification credit is equal to 2% of the required premium. After the required premium period for the base policy, no additional premium qualification credits will be added to your accumulation value.

At the end of each layer year during the required premium period of each layer, if you have paid the cumulative required premiums for the layer as described in the Required Premiums provision, we will add a premium qualification credit to the accumulation value of that layer. For a layer, the amount of the credit will be 2% of the required premium for the layer. After the required premium period for each layer, no additional premium qualification credits will be added to your accumulation value.

We will not credit the premium qualification credit if the amount of premium required is not received by the end of the applicable policy or layer year.

The premium qualification credit will be allocated among your investment options according to the most recent premium allocation election we have received from you. We will allocate the premium qualification credit on the policy or layer anniversary if that day is a valuation date. If the policy or layer anniversary is not a valuation date, we will allocate the premium qualification credit on the next valuation date.

Premium Limitations

We reserve the right to refund any unscheduled premium during any policy year if the total premium paid:

o increases the difference between the death benefit and the accumulation value; and

o is more than 1% of the policy's face amount and more than three times the total of the monthly deductions for the previous policy year.

We also reserve the right to refund any unscheduled premiums that exceed $25,000 in any 12-month period. We will not refund any amount if doing so would cause the policy to enter the grace period before the next policy anniversary. The amount refundable will not exceed the net cash value of the policy.

If we believe any portion of a premium payment will cause a policy to become a Modified Endowment Contract, or MEC, under the tax laws, we will not accept that portion of the premium payment and will immediately notify you. We will refund the excess portion when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

o The premium payment would no longer cause the policy to become a MEC as of the date the refund is to be made; or

o We receive a signed acknowledgment from you before the refund date instructing us to process the premium notwithstanding the tax issues involved.

Alternatively, if the policy owner requests, we may agree to hold all or any portion of a premium for a reasonable length of time until the amount held can be applied to a Policy without causing it to be a MEC.

In the above cases, we will treat the excess premium as having been received on the date the excess premium would no longer create a MEC or the date we receive the signed acknowledgment. We will then process it accordingly. You may submit a written authorization to us with the premium instructing us to apply the premium to the policy even though applying that premium would cause the policy to become a MEC. In that event, we will treat such authorization as the signed acknowledgement noted above and will credit the net premium to the policy according to our regular premium allocation rules.

Continuation of Insurance

If you stop paying premiums, we will continue your policy at the face amount then in effect and with any additional benefits provided by rider, subject to the grace period and any premium requirements that may be in effect. ALLOCATION OF NET PREMIUMS

In the application for your policy, you elect the initial allocation of the net premiums among the investment options. You may allocate net premiums to one or more investment options. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and the combined percentages must total 100%. In the future, we may limit the number of sub-accounts you may invest in. Currently, you may allocate your net premiums among any or all the sub-accounts* and the fixed account. The allocation percentages you elect will apply to all premiums we receive unless you change your premium allocation instructions to us.


* New net premiums or transfers may no longer be allocated to the Transamerica JPMorgan Mid Cap Value sub-account.


You may change your premium allocation instructions at any time by sending us a written request or by exercising your telephone access privilege. Any premium allocation change will apply to all premiums we receive on or after the effective date of change. We reserve the right to charge a fee up to $25 for each premium allocation change, but we do not currently charge for allocation change requests. We will deduct any such fee from the accumulation value of the base policy on a pro-rata basis.

Your premium allocation election applies to all net premiums credited to your policy. Separate elections for each layer and the base policy are not permitted.

If mandated under applicable law, we may be required by the government to freeze access to the contract. This may require us to reject any payments, block your access to the contract value (i.e., disallow any requests for transfers, partial withdrawals, or surrenders), and withhold any death benefit payments until we receive instructions from the appropriate government regulator.

The accumulation value in each sub-account will vary with the investment experience of the portfolio in which the sub-account invests. You bear this investment risk. Investment performance may also affect the death benefit. You should review your allocations of premiums and accumulation value as market conditions and your financial planning needs change.


Initial Premium

The initial net premium will be credited to your policy no later than the second valuation date following the latest of:

o    the date we approve the issuance of the policy;

o    the policy date;

o    the date we receive the minimum initial premium; or

o the date we approve the final delivery requirement returned to us, if the policy was issued with delivery requirements.

Delivery requirements are any requirement that must be completed before the policy can become effective and before the policy may be delivered to you. Examples include any application amendment or additional evidence of insurability that we require. Except as otherwise provided in the conditional receipt, the policy will not become effective until after all delivery requirements are satisfied.

We may deduct from the initial net premium the amount of the monthly deductions due prior to allocating the remaining net premium to your policy's accumulation value.

Subsequent Premiums

We will credit subsequent net premiums we receive on the date we receive them. If the date we receive a premium is not a valuation date, we will allocate the net premium on the next valuation date.

Crediting of Net Premiums Before Reallocation Date

If any net premium is credited before the reallocation date, any amounts you elected to allocate to the separate account will be initially allocated solely to the money market sub-account. On the reallocation date, we will reallocate the portion of the accumulation value in the money market sub-account among the sub-accounts that you elected. If the reallocation date is not a valuation date, we will make the reallocation on the next valuation date.

We will allocate any net premium credited to the policy on or after the reallocation date directly to the investment options you elected.


UNITS AND UNIT VALUES

Valuation of Units

We will allocate net premiums, transfers and any applicable premium qualification credits to the sub-accounts you have elected. All net premiums will be allocated according to the ALLOCATION OF NET PREMIUMS section.

Your policy will be credited with a number of units in a sub-account equal to the amounts allocated to that sub-account divided by the value of the applicable unit. The value of the applicable unit will be determined on the day the amount is allocated. If day we allocate the amount is not a valuation date, the value of the applicable unit will be determined on the next valuation date.

The number of units in a sub-account will remain fixed, unless:

a) increased by a net premium, premium qualification credit or a transfer allocated to the sub-account;

b) reduced because of a partial surrender, surrender penalty free withdrawal, surrender penalty, monthly deduction, policy loan, or other charges or fees allocated to the sub-account, or because of a transfer from the sub-account; or

c)   changed by a subsequent split of a unit value.

Any transaction described in b) above will result in the cancellation of a number of units that are equal in value to the amount of the transaction.

On each valuation date, we will value the assets of each sub-account and determine the value of each unit. Valuation is determined as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time) on each day the exchange is open. Valuation dates are Monday through Friday, except for certain holidays that the New York Stock Exchange is closed. These are Thanksgiving, Christmas, New Year's Day, Washington's Birthday, Good Friday, Martin Luther King, Jr. Day, Memorial Day, 4th of July, and Labor Day.

Unit Values

The unit values for all sub-accounts except the money market sub-account were initially set at $10.00. The unit value for the money market sub-account was initially set at $1.00. The unit value for a sub-account on any subsequent valuation date is equal to:

                                {(A x B) minus C}
                                        D
where

A is the number of shares of the underlying portfolio held by the sub-account at the end of the valuation date.

B is the net asset value (NAV) per share of the underlying portfolio as of the end of the valuation date, plus the per share amount of any capital gains or dividends declared on that valuation date.

C is a charge for each day in the valuation period equal to the net assets of the sub-account multiplied by the daily mortality and expense risk factor.

D is the number of units outstanding as of the end of the prior valuation date.

The unit value may increase or decrease from one valuation date to the next. You bear this investment risk. We reserve the right to change the method we use to determine the unit value, subject to any required regulatory approvals.

If we are required to pay federal taxes on the separate account, we reserve the right to deduct a charge for such taxes. We may reflect the amounts of such charges in calculation of the unit values.


ACCUMULATION VALUE

Determination of Accumulation Value

The base policy and each layer have separate accumulation values, a portion of which may be available to you by taking a loan, a surrender penalty free withdrawal or partial surrender, or upon surrendering the policy. The accumulation value may affect the amount of the death benefit.

The accumulation value of the base policy at the time the initial premium is accepted is equal to:

o    the initial net premium; minus

o the monthly deduction(s) that start on the policy date. The accumulation value of the base policy or a layer on any specified date after the initial premium is allocated to the policy is equal to the sum of:

o    the accumulation values in the separate account; plus

o the accumulation values in the fixed account, including the loan account, for the base policy or layer on that date.

Sub-Accounts

The portion of your accumulation value in sub-accounts to which you have allocated your net premiums or transferred amounts is equal to the value of the units in the sub-accounts credited to your policy times the number of such units.

Fixed Account

Amounts in the fixed account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us.

Loan Account

Amounts borrowed from the policy are transferred to the loan account. Amounts in the loan account do not vary with the investment performance of any sub-account. Instead, these amounts are part of the fixed account but credited with separate interest rates. The loan account is excluded from the value of the policy used to determine pro-rata allocations.

Partial Surrenders

At any time after the end of the free-look period, you may surrender a portion of the policy's value by sending us a written request. We will deduct the surrender amount and any surrender penalty from your investment options on the day we receive your surrender request in good order. If that day is not a valuation date, we will deduct the surrender amount and any surrender penalty from your investment options on the next valuation date.

In any policy year, the maximum amount that you may receive by partial surrender is:

o    the accumulation value of the policy; minus

o    any existing policy loans; minus

o    the sum of three monthly deductions; and minus

o the greater of $25 or the surrender penalty that would apply for a full surrender of the policy.

We will calculate the maximum partial surrender amount for the base policy and each layer in a similar manner.

If you request an amount larger than the maximum described above, we will treat it as a request for a full surrender.

We will allocate the partial surrender among the base policy and any layers based on the proportion that the maximum partial surrender amount for each bears to the total maximum of the partial surrender amounts available for the base policy and all layers. The amounts so allocated will be deducted from the accumulation value of the base policy or layer.

During the first 10 policy or layer years, or until the policy anniversary nearest age 100, whichever is earlier, we will assess a surrender penalty on any partial surrender amount that exceeds the amount eligible for the surrender penalty free withdrawal described below. This excess will be attributed first to the most recent layer, if any. To the extent the excess is greater than the face amount of the most recent layer, the remainder will be attributed to the next most recent layers in order, and then to the base policy.

For each layer where the amount attributed equals the face amount, the surrender penalty will be equal to A times B divided by C, below. For the base policy or layer to which any lesser amount is attributed, the surrender penalty will be equal to A times B divided by D below, but not more than A times B divided by C. For purposes of these calculations:

A    is the amount of the excess attributed to the base policy or layer;

B is the surrender penalty factor for the current policy or layer year, as applicable;

C    is 1000; and

D is 1000 minus the surrender penalty factor for the current policy or layer year, as applicable.

The surrender penalty factors vary by policy year and layer year and are shown in the policy data pages. However, if the sum of the surrender penalties for the base policy and any layers is less than $25, the surrender penalty will be $25.

After all surrender penalty periods have expired, we will assess a $25 transaction fee on any surrender amount that exceeds the amount eligible for a surrender penalty free withdrawal.

The surrender penalty will be deducted from the accumulation value of the newest layer. If the accumulation value of that layer is insufficient, the remainder will be deducted successively from the next most recent layer(s), and then from the base policy. After we have allocated the surrender amount and surrender penalty among the base policy and any layers, we will deduct the allocated amounts from your investment options on a pro-rata basis. We may permit you to specify the investment options from which the partial surrender and surrender penalties, if any, are to be deducted. Such specifications must be in a form and manner acceptable to us. If your policy has one or more layers on it, you will not be permitted to specify the investment options from which the partial surrender and penalties, if any, are to be deducted.

If you choose Death Benefit Option 1, we will also reduce the policy's face amount by:

o the surrender amount that exceeds the surrender penalty free withdrawal amount; plus

o any applicable surrender penalty (including partial surrender transaction fees).

If you choose Death Benefit Option 3, we will also reduce from the policy's face amount by:

o    the surrender amount that exceeds the greater of:

a)   the amount eligible for a surrender penalty free withdrawal; or

b) the cumulative gross premiums paid minus the sum of all previous surrenders and premium refunds; plus

o any applicable surrender penalty (including partial surrender transaction fees) on the amount that exceeds the amount eligible for a surrender penalty free withdrawal.

If the amount of the reduction exceeds the face amount of the most recent layer, the excess amount will reduce the face amount of the next most recently added layers, in order, and then the face amount of the base policy.

If the new face amount would be less than our minimum allowed, then we will not allow the partial surrender.

Surrender Penalty Free Withdrawals

After the first policy year, a portion of any partial surrender amount you request over $100 is available without surrender charges and without reductions in face amount. The amount available is:

o    10% of the accumulation value, minus

o 100% of the sum of all surrender penalty free withdrawals since the last policy anniversary.

This amount may not exceed the maximum amount available as a partial surrender.

There may be important tax consequences of making a partial surrender of the policy. Consult with a tax adviser regarding these tax consequences.


NONFORFEITURE OPTION - FULL SURRENDER

You may surrender the policy at any time for its net cash value. The surrender penalty for a full surrender of the policy is equal to the surrender penalty, if any, for the base policy, plus the surrender penalty, if any, for each layer.

We will process the surrender on the day we receive your written request in good order. If that date is not a valuation date, then the request will be effective on the next following valuation date.

There may be important tax consequences of taking a full surrender of the policy. Consult with a tax adviser regarding these tax consequences.


POLICY LOANS

You may borrow any portion of the net cash value of the policy. We will process a loan on the day we receive your loan request in good order. If that day is not a valuation date, we will process the loan on the next valuation date.

We will require the written consent of any irrevocable beneficiaries.

The following terms and conditions apply to policy loans:

o    The  maximum   loan  amount  for  the  policy  is  equal  to  the  policy's accumulation value minus the total of:

a)   any outstanding loan(s) on the policy; plus

b)   interest on the amount of the loan to the end of the policy year; plus

c) the surrender charges that would be assessed on a full surrender of the policy or, if greater, the amount of two monthly deductions for the base policy and for all layers.

We will calculate the maximum loan amount for the base policy and each layer in a similar manner.

o Interest on loans is due in advance each year on the policy anniversary. The annual effective loan interest rate is 6.25% (5.88% in advance) during the first ten policy years and 4.25% (4.07% in advance) thereafter. We may charge lower rates than these rates. We will never charge higher interest rates. Currently, we charge 6.00% (5.66% in advance) during the first ten policy years and 4.00% (3.84% in advance) thereafter. If you do not pay interest when it is due, we will add the amount of the interest to the loan.

We will allocate the net loan amount to the base policy and any layers in the same proportion the maximum loan amount for each bears to the total of the maximum loan amounts for the base policy and all layers. We will then deduct the allocated amount from the base policy's or layer's investment options on a pro-rata basis, unless you specify, in a form and manner acceptable to us, the investment options to which you want to allocate the net loan amount. We will transfer the net loan amount to the loan account.

If there are no layers on your policy, we will allow you to specify the investment options from which the loan should be deducted. Loan interest is always deducted pro-rata. If there are any layers on your policy, all loans will be allocated pro-rata, as described above.

If the insured dies, we will deduct the outstanding loan from the death benefit before we pay the death benefit to the beneficiary.

We will credit interest with respect to outstanding loans at a rate equal to 4% per year. Interest credited during a policy month with respect to outstanding loans may be transferred from the fixed account to the sub-accounts beginning on the next monthly policy date (the day after the end of the policy month). During the first three policy months following the policy month in which such interest with respect to outstanding loans was earned, we do not restrict the transfer of such interest to the sub-accounts. After the end of the third policy month, however, the normal limits on the amounts and frequency of transfers from the fixed account will apply. The loan account is part of the fixed account. The loan account includes outstanding loans.

Interest earned with respect to outstanding loans is segregated within the fixed account during the policy month in which such interest is earned. Such segregated interest earnings are not included in the calculation of pro-rata allocations. Monthly deductions and other transactions are not allocated to such segregated interest earnings.

Loan Repayment

You may repay any part of an outstanding loan at any time while the insured is living. We will allocate the loan repayment on the day we receive it. If that day is not a valuation date, we will allocate it on the next valuation date.

If you want to make a loan repayment, you must tell us that the payment you send us is for that purpose. Unless your payment is clearly marked as a loan repayment, we will assume it is a premium payment if it is received before the policy anniversary nearest age 100. When we receive a loan repayment, we will apply it to reduce the outstanding balance in the loan account. The loan repayment will be allocated first to the most recent portion of the outstanding loan, and then to the next most recent portions in order. For each such portion of the loan being repaid, the loan repayment is first allocated to the portion of that loan amount in the base policy, and then successively to any layers in the order of their layer dates. After we have allocated the loan repayment among the base policy and any layers, we will allocate those amounts to your investment options according to the allocation percentages provided in the most recent premium allocation election we have received from you.

Your policy will not automatically lapse if you do not repay a loan. However, it will enter the grace period if the accumulation value less any outstanding loans is not large enough to cover the monthly deduction due or if the net cash value is less than any loan interest due that is not paid in cash.

You may pay loan interest due in cash. We will treat the payment as a loan repayment if you clearly identify the payment as a loan repayment or a payment of loan interest due. Loan interest for each year is added to your loan. We will deduct the loan interest from your investment options on a pro-rata basis, and then transfer the loan interest to the loan account. The loan interest deduction and transfer will be effective on the policy anniversary. If the policy anniversary is not a valuation date, the loan interest deduction and transfer will be effective on the next valuation date. Any loan interest paid in cash will be applied to the loans in the order in which they were made.

Effect of Policy Loans

Policy loans will affect the accumulation value and net cash value, and may permanently affect the death benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the underlying portfolios in which the sub-accounts are invested is less than or greater than the interest credited to the portion of the policy in the fixed account that secures the loan.

We will deduct any outstanding policy loan from the proceeds payable when the insured dies or from a full surrender.

The policy will enter the grace period and may lapse at the end of that period if the accumulation value less any outstanding loan is not large enough to cover the monthly deduction due or if the net cash value is less than the loan interest due that is not paid in cash. As a result, increases in the outstanding loan and/or decreases in the accumulation value may make it more likely that your policy will lapse. Assuming you do not make loan repayments, the outstanding loan will increase if you receive additional loan amounts from your policy. The outstanding loan amount will also increase if you do not pay loan interest due in cash. Monthly deductions reduce your accumulation value. Your accumulation value, net of outstanding loans, will decrease if you take additional loans from your policy or you take partial surrenders from your policy or, in certain situations, you decrease the face amount of your policy. The accumulation value in a sub-account on the policy may decline based on the investment performance of the underlying portfolio.

In the event the policy lapses or is otherwise terminated while a policy loan is outstanding, the policy loan will be treated as cash received from the policy for income tax purposes. Any cash received, that is, the outstanding policy loan plus any other accumulation value less surrender penalties in excess of the policy's tax basis, should be taxable as ordinary income.

For a discussion of the federal tax considerations of policy loans, see FEDERAL TAX CONSIDERATIONS - Policy Loans.


LAPSE & REINSTATEMENT

Grace Period

During any required premium period, a grace period is a period of 61 days starting on:

o a policy or layer anniversary on which the cumulative required premiums for the base policy or layer, respectively, have not been paid; or

o a monthly policy date when the policy's accumulation value minus any existing loan is less than the total monthly deduction due.


During the required premium period for the base policy or a layer, failure to pay sufficient premium to meet the cumulative required premium amounts will cause your policy to enter the grace period, even if the accumulation value minus any existing loan is greater than the monthly deductions and the net cash value is greater than any loan interest due.


After the end of all required premium periods and before the policy anniversary nearest age 100, a grace period is a period of 61 days beginning on a monthly policy date when the policy's accumulation value minus any existing loan is less than the total monthly deduction.

Additionally, a grace period is a period of 61 days starting on a policy anniversary on which any loan interest due has not been paid in cash, and the policy's net cash value is less than the loan interest due.

If the policy enters the grace period, we will let you know by sending a notice to your last known address. The notice will state the amount you must pay to keep the base policy and any layers in force. You must pay this amount before the grace period ends. If you do not pay enough, the policy will lapse at the end of the 61 day grace period. If there is any net cash value remaining at the end of the grace period, we will apply it to the nonforfeiture option.

During the grace period, we will not charge interest on the amount due. If the insured dies during the grace period and before you pay the amount due, we will subtract from the death benefit the amount required to provide insurance to the date the insured died.

Reinstatement

If the policy lapses, it may be reinstated provided it was not surrendered. To reinstate the policy, you must meet the following conditions:

o You must request reinstatement in writing within three years after the date of lapse and before the policy anniversary nearest age 100.

o    The insured must submit evidence of insurability satisfactory to us.

o If any loans existed when the policy lapsed, you must repay or reinstate such loans. We may charge interest, compounded annually, at a rate of 6.25% (5.88% in advance) from the date the policy lapsed to the reinstatement date on the amount of any loans you reinstate or repay. We do not currently assess this interest charge. Any loan interest due after the effective date of reinstatement will be at the effective annual rate for the policy year during which the interest is due.

o The reinstated policy will be subject to the minimum premium requirement during the required premium period. Any increase in the face amount of the base policy will also be subject to the minimum premium requirement during the layer's required premium period. The required premium period will be calculated from the original policy date or the original layer date. It does not start over.

     If the policy lapsed during any required premium period and is reinstated in a different policy or layer year, you must pay a premium large enough to meet the minimum premium requirement at the time of reinstatement. We may charge interest at an annual rate of 6.00%, compounded annually, from the date the policy lapsed to the date of reinstatement on the amount needed to meet the minimum premium requirement at the time of reinstatement. We do not currently assess this interest charge. If the policy lapsed after any required premium period, or if the policy lapsed during a required premium period and is reinstated in the same policy or layer year, you must pay a premium large enough to cover two monthly deductions due when the policy lapsed and three monthly deductions due when the policy is reinstated. The amount equivalent to two monthly deductions due when the policy lapsed will be used to reimburse us for the insurance provided during the grace period.

o You must repay any net cash value given to you at the time of lapse, with interest. We may charge interest at an annual rate of 6.00%, compounded annually, from the date the policy lapsed to the date of reinstatement on the net cash value paid to you at the time of lapse that is repaid at the time of reinstatement. We do not currently assess this interest charge.

o Any applicable surrender penalties in effect for the reinstated policy or layer will be calculated from the original policy date and layer dates, as applicable.

The effective date of a reinstatement will be the date we approve your request. We will resume taking monthly deductions for the policy as of the monthly policy date nearest the date we approve your request for reinstatement. If a person other than the insured is covered by any attached rider, that person's coverage will be reinstated under the reinstatement terms of such rider.

The accumulation value of the reinstated policy will be:

o        any surrender penalty assessed at the time of lapse; plus

o        any net cash value we paid to you at the time of lapse; plus

o        any loan repaid or reinstated; plus

o        any net premium you pay at reinstatement; minus

o        any monthly deductions due at the time of lapse.

We will allocate any loan repaid and any net premium you pay at reinstatement according to the most recent premium allocation election we have received from you. We will restore any surrender penalty assessed at the time of lapse. We will allocate any restored surrender penalty and any net cash value you repay at reinstatement between the base policy and any layers in the same proportion as these amounts were deducted at the time of lapse. We will then allocate the base and layer amounts among your investment options in the same proportion as these amounts were deducted at the time of lapse. We will allocate the amount you pay within one valuation date after the later of:

o    the valuation date that we approve the reinstatement; or

o    the valuation date that we receive the required premium and other payments.


OTHER BENEFITS

Other benefits are available under the policy by riders or endorsements attached to the policy. Any costs of these riders become part of the monthly deductions, unless we specify otherwise. Benefits provided by the riders and endorsements are payable only if the policy and the rider or endorsement is in force at the time the benefit is exercised. All riders and endorsements may not be available in all jurisdictions, and the names of the riders and endorsements may vary by jurisdiction.


Accident Indemnity Rider


This rider provides an accidental death benefit if the insured dies as a result of accidental bodily injury while the rider is in force. The accidental death benefit under the rider is in addition to any death benefit under the policy. The rider is available for insureds who meet our underwriting requirements and are between the ages of 5 and 65 on the rider date. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result.


Full Death Benefit Rider


The Full Death Benefit Rider provides for the continuation of the full death benefit after the policy anniversary nearest age 100, if the policy is still in force at the policy anniversary nearest the insured's age 100. The death benefit option after age 100 will remain the same as the option as defined on the policy anniversary nearest the insured's age 100. This rider is available only at the time the policy is issued. Monthly deduction charges for this rider are assessed during policy years when the insured is between attained ages 90 and 99.


Guaranteed Insurability Rider


This rider allows you to apply for additional insurance on the insured without providing evidence of insurability. The rider is available to insureds between the ages of 16 and 33 who meet our underwriting requirements on the rider date. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result. You may apply for the additional insurance on the available option dates and such insurance may be on any plan of level premium, level face amount whole life, endowment or flexible premium life insurance we are offering on the option date. The additional insurance may be issued as a new layer on your TransUltra VUL policy.


Insurance on Children Rider



This rider provides for a term insurance benefit to be paid if a covered child dies before his or her 25th birthday and before the policy anniversary nearest the insured's age 65. It is available on the children of insuredswho meet our underwriting requirements and are between the ages of 16 and 55 on the rider date. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result.



The term insurance is convertible to a permanent plan of insurance we make available for this purpose when the child reaches age 25 or the policy anniversary nearest the insured's 65th birthday, provided the rider is in force on those dates.


Waiver Provision Rider


This rider provides that we will waive each monthly deduction due if the insured becomes totally disabled after the insured's 10th birthday. While monthly deductions are being waived, premium payments are not required. The rider is available to insureds who meet our underwriting requirements and are between the ages of 16 and 55 on the rider date. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result. For purposes of this benefit, a disability is considered to be total when the insured becomes so disabled by injury or disease that he or she is unable to perform substantially all of the material duties of any gainful work for which the insured is, or becomes, fitted by reason of education, training or experience. The definition of total disability may vary by state. We will not pay any benefit under the rider if the insured's total disability results directly or indirectly from conditions or activity specifically excluded in the rider.


Accelerated Death Benefit Option Endorsement


This endorsement is intended to provide for the payment of a qualified accelerated death benefit if we receive satisfactory evidence that the insured has a terminal illness that is expected to result in the insured's death within 12 months. Any accelerated death benefit amount payable will be a minimum of $10,000 up to a maximum amount of $250,000 or 75% of the death benefit under the policy, whichever is less.


This endorsement will be added to your policy at issue as long as the endorsement is approved in the state in which you apply for the policy and the face amount of your policy is at least $50,000. There is no charge for the endorsement unless the accelerated death benefit option is exercised. When an accelerated death benefit is paid, we will deduct an administrative charge of $250 from each accelerated death benefit payment.


Exercising the accelerated death benefit option will permanently affect the remaining death benefit under the policy, resulting in a reduction of the policy's accumulation value and a decrease in the net single premium and the guideline premium limits.



Benefits paid under this endorsement may be taxable in certain situations.. As with all tax matters, you should consult a tax adviser to assess the impact of this benefit on you and the policy



Automatic Premium Loan Endorsement


The Automatic Premium Loan Endorsement will be added to your policy if you request it on the application. We may allow you to add the endorsement at a later date. There is no charge for adding this endorsement.


If the endorsement is in effect on your policy, then, if any portion of the required premium remains unpaid at the end of the grace period, we will make an automatic premium loan to pay the required premium. The policy must have sufficient net cash value to pay both the required premium due and the interest due on the loan.


The endorsement is only effective during the required premium period for the base policy or any layer.


Endorsement to Modify Grace Period


The Endorsement to Modify Grace Period allows your policy to remain in force during a specified number of years even if the accumulation value of the policy is insufficient to cover the monthly deductions due, subject to the terms of the endorsement. This endorsement is added automatically to your policy if your policy is issued with a level death benefit option.


While there is no direct charge for this endorsement, this endorsement must be kept in force by meeting the terms of the endorsement and paying sufficient premiums to meet the select monthly premium requirement during the specified number of years, also referred to as the select period.


Extra Surrender Penalty Free Withdrawal Endorsement


After the first policy year, if the insured is diagnosed with a critical care condition as specified in the endorsement, this endorsement allows you to take an extra 10% of the policy value in addition to the standard penalty free withdrawal amount, without the application of any surrender penalty. There is no additional charge for this endorsement.


There may be important tax consequences if an extra surrender penalty free withdrawal under this endorsement is taken. Consult a tax adviser regarding this endorsement.


Full Policy Surrender Penalty Waiver Endorsement


This endorsement provides that surrender penalties will be waived in the event the policy is fully surrendered during the first five policy years. You may request this endorsement on your application for the policy. The endorsement is only available with our consent and only at the time the policy is issued. Generally, we may consent to adding this endorsement to your policy only if your application stipulates that your required premium per year on the policy is at least $100,000 per year for each of the first five policy years, among other criteria. There is no additional charge for this endorsement.


Option for Additional Insurance Endorsement


This endorsement will be added to your policy if the insured is between the ages of 16 and 65 on the policy date and meets our underwriting requirements for this endorsement. There is no charge for the endorsement and adding the endorsement will not increase the monthly deductions or the monthly no-lapse premiums on your policy.


While this endorsement is in force, you may request us to issue additional insurance on the first, second or third policy anniversary, subject to the terms of the endorsement, up to a maximum amount the original face amount, or $100,000, whichever is less.


If the insured is 50 years old or less on the policy date, no evidence of insurability will be required if you exercise the option for additional insurance. If the insured is between the ages of 51 and 65 on the policy date, we will require certain evidence of insurability before we will approve the request to exercise the option for additional insurance.


The additional coverage will be issued as a new TransUltra VUL policy or, if you request, as a new layer of coverage on your current policy. The new policy or layer, as applicable, will be dated and effective on the chosen option date.


Surrender Penalty Deferral Endorsement


This endorsement allows you, on a one-time basis, to defer the surrender penalty due the first time you request a decrease in the face amount on or after the fifth policy anniversary. If approved in the state in which you apply for the policy, this endorsement will be added to your policy if you request it on the application and your required premium per year on the policy is $50,000 per year for the first 5 policy years.


There is no charge for this endorsement. It can only be added to your policy when it is issued. You may pay the premium in advance, subject to the Premium Limitations provisions of the policy.

If you subsequently request another decrease in face amount or request a full or partial surrender during the surrender penalty period for any coverage segment on which the surrender penalties were deferred, we will assess the surrender penalty due under the original face amount (not the reduced amount) plus the surrender penalty due from this subsequent transaction.
CHARGES AND DEDUCTIONS

The following charges will apply to your policy under the circumstances described. Some of these charges apply throughout the policy's duration. Other charges apply only if you choose certain options under the policy. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under or in connection with the policies. Services and benefits provided by us include:

o    the death benefits, cash and loan benefits provided by the policy;

o    investment options, including net premium allocations;

o    administration of various elective options under the policy; and

o    the distribution of various reports to policy owners.

Costs and expenses incurred by us include:

o    those associated with underwriting applications and riders;

o various overhead and other expenses associated with providing the services and benefits related to the policy;

o    sales and marketing expenses; and

o other costs of doing business, such as federal, state and local taxes, premium taxes and other taxes and fees.

Risks assumed by us include the risks that insureds may live for a shorter period of time than estimated resulting in the payment of greater death benefits than expected, and that the costs of providing the services and benefits under the policies will exceed the charges deducted.

Administrative Charge

Each time you make a premium payment to us, we impose a charge equal to 7% of the premium payment for policies with a face amount under $5,000,000, 6.5% for face amounts between $5,000,000 and $9,999,999, and 6.25% for face amounts of $10,000,000 and over. The administrative charge is designed to help offset our state and local premium taxes, federal income tax treatment of deferred acquisition costs, as well as a portion of the distribution costs associated with the policies.

Surrender Penalty

During the first 10 policy years, and the first 10 layer years for each layer, or until the policy anniversary nearest age 100, whichever is earlier, we will assess a surrender penalty on (a) any surrender amount that exceeds the amount eligible for a surrender penalty free withdrawal, and/or (b) a decrease in face amount. Separate surrender penalty factors and surrender penalty periods apply to the base policy and to each layer. The minimum surrender penalty is $25.

A layer year is a twelve month period beginning on the effective date of a layer, and each twelve month period thereafter.

After the 10th policy year or, as applicable, layer year, we assess a $25 charge for partial surrenders in excess of the amount that would be eligible for surrender penalty free withdrawal during the surrender penalty period.

We deduct the surrender penalty from the base policy or layer accumulation value.

The surrender penalty is a factor times each $1,000 of the face amount of the base policy or layer. The surrender penalty factor for a policy depends on:

o the insured's age at issue, or age on the layer date for each layer as applicable, gender, smoker or non-smoker status, and underwriting risk classification as determined separately for the base policy and each layer, respectively; and

o    how many years the policy and each layer, if any, have been in force.

The surrender penalty that will apply on a full surrender of the policy is the total of the surrender penalty calculated for the base policy and the surrender penalty calculated for each layer, if any. To calculate the surrender penalty for the base policy that will apply on a full surrender of the policy, you (a) divide the face amount of the base policy by $1,000 and (b) multiply that result by the surrender penalty factor for the policy year in which the surrender occurs. To calculate the surrender penalty that will apply on a full surrender of the policy for each layer, you (a) divide the face amount of the layer by $1,000 and (b) multiply that result by the surrender penalty factor for the layer year in which the surrender occurs.

The surrender penalty factor for the base policy generally decreases each policy year on the policy anniversary until it is zero after 10 policy years. The surrender penalty factor for a layer generally decreases each layer year on the layer anniversary until it is zero after 10 layer years.

An example of how to calculate the surrender penalty amount is provided in APPENDIX C - SURRENDER PENALTY.

The surrender penalty factors are shown in the policy data pages for the policy.

See also Surrender Penalty Deferral Endorsement.

The surrender penalty is intended to help us recover a portion of our first year acquisition expenses and sales expenses, including commissions.

Partial Surrender Transaction Fee

After the 10th policy or, as applicable, layer year, we will assess a $25 transaction fee on any surrender amount that exceeds the amount eligible for a surrender penalty free withdrawal.

Premium Allocation Change Charge

When you apply for your policy, you elect the allocation of your premium payments, net of administrative charges among the investment options available under the policy. You may change your allocation by giving us written notice or by exercising your telephone access privilege.

We reserve the right to impose a charge of up to $25 for each change you make in premium allocations for new net premiums. We will deduct such charge from the accumulation value of the base policy on a pro rata basis. Currently, we do not impose this charge.

The charge is designed to recover the administrative expenses associated with processing changes in allocation elections.

Monthly Deductions Allocation Election Change Charge

You may elect to allocate your monthly deductions among specific investment options on your policy. You may make this election at the time of application for the policy or at a later date after the policy is issued. You may change your election by giving us written notice or by exercising your telephone access privilege.

We reserve the right to impose a charge of up to $25 for each change you make in allocations for monthly deductions. We will deduct such charge from the accumulation value of the base policy on a pro-rata basis. Currently, we do not impose this charge.

The charge is designed to recover the administrative expenses associated with processing changes in monthly deductions allocations elections.

Transfer Fee

We will not charge you for the first 18 transfers you make during a policy year. If you make more than 18 transfers during a policy year, we may charge you up to $25 for each additional transfer. Currently, we may charge you $10.00 for each additional transfer.

This fee is designed to cover our administrative expenses associated with processing more transfers than our other fees and charges for administrative expenses are designed to offset.

Additional Illustrations Charge

Upon written request at any time, we will send you an illustration of your policy's benefits and values. There is no charge for the first illustration in each policy year. We reserve the right to charge up to $25 for each additional illustration you request in a policy year. We will deduct any such fee from the accumulation value of the base policy on a pro-rata basis.

This charge is designed to recover the administrative expenses associated with providing such additional illustrations.

Accelerated Death Benefit Rider Charge

If the Accelerated Death Benefit Rider is in effect on your policy and you receive an Accelerated Death Benefit payment, we will deduct an administrative fee of $250 from each payment you receive.

The administrative fee is designed to help us recover the expenses associated with gathering, reviewing, and evaluating the information necessary to approve your request, as well as the expenses associated with processing the payment.

Reinstatement Interest Charges

If your policy lapses and you subsequently reinstate it, you may incur interest charges if:

o    you had an outstanding loan when the policy lapsed;

o    you must pay us an amount necessary as a required premium per year; and/or

o you must pay us the net cash value we paid to you at the time the policy lapsed.

Although we do not currently assess such interest charges, we may charge interest:

o for an outstanding loan at an effective annual rate of 6.25% (5.88% in advance) for the period from the date the policy lapsed to the date the loan is repaid or reinstated under the REINSTATEMENT provisions; and/or

o for the required premium per year and for the net cash value paid back to us at an effective annual rate of 6%.

These interest charges are designed to help us recover the expenses we incur to underwrite and process the reinstatement request, as well as to help offset the reduction in surrender penalty factors from the date the policy lapsed to the date of reinstatement.

Mortality and Expense Risk Charge

We impose a daily charge at an effective annual rate of 0.25% of the average daily net asset value of each sub-account. The charge is reflected in the calculation of the daily unit value. This charge compensates us for assuming mortality and expense risks.

The mortality risk we assume is that insureds may live for a shorter time than anticipated. If this happens, we will pay more net death benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the policies will exceed those compensated by the administration charges in the policies.

Monthly Deduction

Beginning on the policy date and on each subsequent monthly policy date, we will determine and assess the monthly deduction for that policy month. If that date is not a valuation date, we will take the monthly deduction on the next valuation date. The monthly deduction is the sum of the monthly deduction for the base policy and the monthly deduction for each layer. The monthly deduction will continue to the policy anniversary nearest the insured's 100th birthday, and we will not take any further monthly deductions after this date.

The monthly deduction is a set of charges we assess for various expenses related to the issuance of a policy, the cost of life insurance, the cost of any optional benefits and administrative expenses. We may realize a profit from the monthly deduction.

The monthly deduction for the base policy is equal to the sum of four charges:

o the monthly deduction rate for the base policy, times .001, times the difference between the death benefit and the accumulation value of the base policy on the applicable monthly policy date; plus

o    the policy fee; plus

o the monthly expense charge per thousand for the base policy, times .001, times the face amount of the base policy; plus

o    the monthly deduction for any riders.

The monthly deduction for each layer is equal to:

o the monthly deduction rate for the layer, times .001, times the difference between the death benefit and the accumulation value of the layer on the monthly layer date; plus

o the monthly expense charge per thousand for the layer, times .001, times the face amount of the layer.

Beginning with the policy anniversary nearest the insured's 100th birthday, we will not take any further monthly deductions.

On each monthly policy date, we will take the monthly deduction for that policy month. If the monthly policy date is not a valuation date, we will take the monthly deduction on the next valuation date. The monthly deduction for the base policy and for each layer is taken from the applicable accumulation value. If the monthly deduction amount for a layer exceeds the layer's accumulation value minus any outstanding loan, the excess portion of the monthly deduction for the layer will be taken first from the accumulation value of the most recently added layers, in order, and then from the base policy.

The amount of the monthly deduction taken from the accumulation value of the base policy and any layers will be deducted from your investment options within the base policy or layer on a pro-rata basis, unless you specify, in a form and manner acceptable to us, the investment options from which you want the monthly deductions taken. A monthly deductions allocation election will not be effective before the Reallocation Date and may not be available in all jurisdictions.

On or after the Reallocation Date, you may allocate your monthly deductions among the investment options we make available from time to time. The monthly deductions allocation percentages you elect must be whole numbers. The total allocation to all elected investment options must equal 100%. We may limit the number of investment options to which you may allocate your monthly deductions. Your monthly deductions election applies to the base policy and all layers. The monthly deduction allocation percentages you elect will apply to all monthly deductions taken on or after the valuation date on which we receive your request, unless you provide us with a change to your monthly deductions allocation election.

While your monthly deductions allocation election is in effect, we will take your monthly deductions on a pro-rata basis, rather than in accordance with your monthly deductions allocation election, if:

1) the monthly deduction amount for a layer exceeds the layer's accumulation value minus any existing loan; or

2) the value in any of the investment options on any layer or the base policy is less than the amount of the monthly deduction allocated to that investment option.

We will not notify you if your specified monthly deductions allocation cannot be supported by the accumulation value in your investment options. It is your responsibility to monitor the policy values and allocate sufficient accumulation value to the investment options from which the monthly deductions are to be taken.

You may change your election by providing us with a written request or, if the Telephone Access Privilege is available on your policy, by telephone instruction to us.

This deduction is a charge we assess for various expenses related to the issuance of a policy, the cost of life insurance, the cost of any optional benefits and administrative expenses. We may realize a profit from the monthly deductions.

Monthly Deduction Rate: This is the rate used to calculate a portion of the monthly deduction on the base policy and on each layer, respectively.

The monthly deduction rates may differ for the base policy and for each layer.

The monthly deduction rates will depend on:

o    the total of the face amount of the base policy and of all layers;

o    the insured's gender;

o the insured's smoker or nonsmoker status as determined by us for the base policy and, separately, for each layer, respectively;

o the insured's class of risk, including any extra ratings as determined by us for the base policy and, separately, for each layer, respectively;

o the number of years that the policy and each layer, respectively, have been in force; and

o    the insured's age at issue or on each layer date, respectively.

The maximum monthly deduction rates are based on the 1980 Commissioners Standard Ordinary table for gender distinct, smoker distinct, age nearest birthday rates, adjusted for extra ratings.

A table of guaranteed maximum monthly deduction rates for the policy is shown in the policy data pages. We may use rates lower than these guaranteed maximum monthly deduction rates. We will never use higher rates.

Any change in the monthly deduction rates will be prospective and will be subject to our expectations as to future cost factors. Such cost factors may include, but are not limited to, mortality, expenses, interest, persistency, and any applicable federal, state and local taxes.

The monthly deduction rates in effect for the base policy and for each layer, respectively, at the time they are issued, are guaranteed not to be increased during the first ten policy or layer years for policies covering insureds who were 16-80 years old on the policy date or the layer date, and during the first five policy or layer years for policies covering insureds who were 81-89 on the policy date or the layer date.

Policy Fee: On each monthly policy date, we deduct a policy fee as a part of the monthly deduction for the base policy. Currently, this monthly fee is $6. We reserve the right to change this fee, but we guarantee it will never be more than (a) $6 per month during the first ten policy years for issue ages 16-80 or during the first five policy years for issue ages 81-89, or (b) $10 per month thereafter. There are no policy fees for layers.

Monthly Expense Charge Per Thousand: The monthly expense charge per thousand varies by policy. The charge for a policy is based on:

o    the face amount of the base policy;

o    the face amount of each layer, respectively, if any;

o    the age of the policy or layer, if any;

o    the insured's gender;

o the insured's smoker or nonsmoker status as determined by us for the base policy and, separately, for each layer, respectively;

o the insured's class of risk as determined by us for the base policy and, separately, for each layer, respectively; and

o the insured's age at issue (or age on layer date, for each layer, respectively).

The monthly expense charge per thousand may differ for the base policy and for each layer.

Monthly Deduction for Riders: Additional benefits are available by riders to your policy. The fees for these optional riders pay for the cost of these additional benefits. The monthly deduction for riders is deducted from the accumulation value of the base policy.

o Accident Indemnity Rider - The charge for this rider is part of the monthly deduction during the policy years during which the rider is in effect. The rider terminates on the policy anniversary nearest the insured's 70th birthday, if not terminated sooner. The monthly deduction rate for the rider varies by issue age (age on the layer date for each layer, respectively). The charge is equal to the monthly rate for the rider times the number of thousands of coverage amount under the rider.

o Full Death Benefit Rider - The fee for this rider is part of the monthly deduction during the policy years when the insured is between the attained ages of 90 and 99. Currently, the monthly rate for the rider is equal to $0.10 per $1,000 of net amount at risk on the base policy and on each layer, respectively. The guaranteed monthly rate for the rider is equal to $1.00 per $1,000 of new amount at risk on the base policy and on each layer, respectively.

o Guaranteed Insurability Rider - The charge for this rider is part of the monthly deduction during the policy years during which the rider is in effect. The rider will terminate on the policy anniversary nearest the insured's 40th birthday, if it has not been terminated sooner. The monthly deduction rate varies based on the issue age and, in California, by the gender of the insured. The monthly rate is applied to the number of thousands of insurance which may be elected under the rider. If the Waiver Provision Rider is issued on the base policy, Waiver Provision must also be issued on the Guaranteed Insurability Rider. An additional charge is assessed for this, and the rates for the additional charge vary by gender and issue age.

o Insurance on Children Rider -The charge for this rider is part of the monthly deduction during the policy years during which the rider is in effect. The rider will terminate on the policy anniversary nearest the insured's 65th birthday, if not terminated sooner. The monthly deduction rate for the rider is equal to $0.45 for each unit of coverage (one unit is $1,000) elected.

o Waiver Provision Rider - The charge for this rider is part of the monthly deduction during the policy years during which the rider is in effect. The rider will terminate on the policy anniversary nearest the insured's 60th birthday, if not terminated sooner. The charge is equal to the monthly deduction rate times the number of thousands of net amount at risk on the base policy and on each layer, respectively. The rate varies by the insured's attained age, gender, and smoker or nonsmoker classification on the base policy.

Net Loan Interest Charge

The net loan interest charge is the difference between the loan interest rate charged and the rate at which we credit interest with respect to an outstanding loan. Interest on loans is due in advance each year to the next policy anniversary. Loan interest is charged in advance when the loan is first taken and, thereafter, on each policy anniversary while the loan is outstanding. The annual effective loan interest rate charged varies by policy year. The annual effective loan interest rate is 6.25% (5.88% in advance) during the first ten policy years and 4.25% (4.07% in advance) thereafter. We may charge lower rates than these rates. We will never charge higher interest rates. Currently, we charge 6.00% (5.66% in advance) during the first ten policy years and 4.00% (3.84% in advance) thereafter. If you do not pay interest when it is due, we will add the amount of the interest to the loan.

In addition, interest with respect to outstanding loans is credited to the policy accumulation value while a loan is outstanding. Such interest is earned daily at an annual effective rate of 4.00% in all policy years on both a guaranteed and a current basis. The net effective annual loan interest rate charges vary by policy year. On a guaranteed basis, the net loan interest charge in policy years 1-10 is 2.25% (6.25% minus 4.00%) and in policy years 11 and later it is 0.25% (4.25% minus 4.00%). On a current basis the net loan interest charge in policy years 1-10 is 2.00% (6.00% minus 4.00%) and in policy years 11 and later it is 0.00% (4.00% minus 4.00%).

Portfolio Expenses

The value of the units of the sub-accounts will reflect the management fee and other expenses of the portfolios in which the sub-accounts invest. The management fees and other expenses of the portfolios are listed above under the Table of Portfolio Expenses. The prospectuses and statements of additional information of the portfolios contain more information concerning the fees and expenses.

Possible Tax Charge

No charges are currently made against the sub-accounts for federal or state income taxes. Should income taxes be imposed, we reserve the right to deduct a charge for such taxes from your policy. We may reflect the amount of such taxes in the calculation of the unit values.


FEDERAL TAX CONSIDERATIONS

The following is a summary of federal tax considerations for U.S. persons based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the policies. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the policy owner is a corporation. You should consult a qualified tax adviser to apply the law to your circumstances.

Transamerica Occidental Life Insurance Company and the Separate Account

Transamerica is taxed as a life insurance company under Subchapter L of the Code. We do not currently charge for any income tax on the earnings or realized capital gains in the Separate Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the separate account.

Under current laws, we may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the separate account, we may charge for such taxes.

Taxation of the Policies

We believe that the policies described in this prospectus are life insurance contracts under Code Section 7702. Section 7702 affects the taxation of life insurance contracts and places limits on the relationship of the accumulation value to the death benefit. As life insurance contracts, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. Also, any increase in accumulation value should not be taxable until received by you or your designee, unless the policy is a modified endowment contract. In the absence of any guidance from the Internal Revenue Service, or IRS, on the issue, we believe that providing an amount at risk after age 99 in the manner provided at age 99 should be sufficient to maintain the excludability of the death benefit after age 99. However, this lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain and may include taxation of the gain in the policy at age 100 or the taxation of the death benefit in whole or in part.

Federal tax law requires that the investment of each sub-account funding the policies is adequately diversified according to Treasury regulations. We believe that the portfolios currently meet the Treasury's diversification requirements. We may, to the extent permissible under applicable laws, regulations and/or the provisions of the policy, make necessary and appropriate modifications to the policy, or to our administrative rules, to prevent a policy owner from being treated as the owner of any assets of the separate account and from being taxed directly on the income of such assets.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which policy owners may direct their investment assets to divisions of a separate investment account without being treated as the owner of such assets who is taxed directly on the income from such assets. Regulations may provide such guidance in the future. The policies or our administrative rules may be modified as necessary to prevent a policy owner from being treated as the owner of any assets of the separate account who is taxed directly on their income.

A surrender, partial withdrawal, surrender penalty free withdrawal, distribution, change in the death benefit option, change in the face amount, lapse with policy loan outstanding, or assignment of the policy may have tax consequences. Within the first fifteen policy years, a distribution of cash required under Code Section 7702 because of a reduction of benefits under the policy may be taxable to the policy owner as ordinary income. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each insured, policy owner or beneficiary.

Withholding

If all or part of a distribution from the policy is includible in gross income, with the exception of the amounts that represent eligible rollover distributions from pension plans, which are subject to mandatory withholding of 20% for federal tax, the Code requires us to withhold federal income tax unless the policy owner elects, in writing, not to have tax withholding apply. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes.

If payments are delivered to foreign countries, however, the tax withholding rate will generally be 10% unless you certify to us that you are not a U.S. person residing abroad or a "tax avoidance expatriate" as defined in Code
Section 877. Such certification may result in withholding of federal income taxes at a different rate.

Taxable payments or distributions to non-resident aliens under the policy are generally subject to tax withholding at a 30% rate unless the rate is reduced or eliminated by an international tax treaty with the United States.

The payment of death benefits is generally non-taxable and not subject to withholding.

Policy Loans

We believe that loans received under the policy will be treated as an indebtedness of the policy owner for federal income tax purposes. Under current law, these loans will not constitute income for the policy owner while the policy is in force, but see Modified Endowment Contracts.

Interest Disallowance

Interest on policy loans is generally nondeductible. You should consult your tax adviser on how the rules governing the non-deductibility of interest would apply in your individual situation.

Modified Endowment Contracts

Special rules described below apply to the tax treatment of loans and other distributions under any life insurance contract that is classified as a modified endowment contract, or MEC. A MEC is a life insurance contract that either fails the 7-pay test or is received in exchange for a MEC. In general, a policy will fail this 7-pay test if at any time during the first seven policy years or during any subsequent 7-year test period resulting from a material change in the policy the cumulative premiums paid for the policy, less any non-taxable withdrawals, exceed the sum of the net level premiums which would have been paid up to such time if the policy had provided for paid-up future benefits after the payment of 7 level annual premiums. If to comply with this 7-pay test limit any premium amount is refunded with applicable interest no later than 60 days after the end of the policy year in which it is received, such refunded amount, excluding interest, will reduce the cumulative amount of premiums that is compared against such 7-pay test limit.

If there is any reduction in the policy's death benefits during a 7-pay test period, the 7-pay test limit will be recalculated and the policy will be retested retroactively from the start of such period by taking into account such reduced benefit level from such starting date. Generally, any material change in the policy may be treated as producing a new contract for 7-pay test purposes, requiring the start of a new 7-pay test period as of the date of such change.

Distributions Under Modified Endowment Contracts

The amount of partial surrenders, whether or not subject to surrender penalties, loans, and other distributions made before the insured's death under a MEC, or the assignment or pledge of any portion of the value of a MEC, are considered distributions from a MEC. Distributions are includible in gross income to the extent of any income in the contract on an income-out-first basis. A distribution is treated as allocable first to the income in the contract and then to a tax-free recovery of the policy's investment in the contract, or tax basis. If the policy is part of a collateral assignment split dollar arrangement, increases in cash value may be distributions and taxable. Generally, a policy's tax basis is equal to its total premiums less amounts recovered tax-free. To the extent that the policy's cash value (ignoring surrender penalties except upon a full surrender) exceeds its tax basis, such excess constitutes its income in the contract. However, where more than one MEC has been issued to the same policyholder by the same insurer, or an affiliate, during a calendar year, all such MEC's are aggregated for purposes of determining the amount of a distribution from any such MEC that is includible in gross income.

In addition, any distribution from a MEC which is includible in gross income is subject to a 10% penalty tax on premature distributions, unless the taxpayer has attained age 59 1/2 or is disabled or the payment is part of a series of substantially equal periodic payments for a qualifying lifetime period.

Under Code Section 7702A (d) the MEC distribution rules apply not only to:

o all distributions made during the policy year in which the policy fails the 7-pay test, and during subsequent years; but also to

o any distributions made in anticipation of such failure, which is deemed to include any distributions made during the two years prior to such failure.

The Treasury Department has not yet issued regulations or other guidance indicating what other distributions can be treated as made in anticipation of such a failure or how (that is, as of what date) income in the contract should be determined for purposes of any distribution that is deemed to be made in anticipation of a failure.

Special Rules for Pension Plans

If the policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans.

If a distribution from a tax-qualified plan is paid to you and you want to roll over all or part of the eligible distributed amount to an IRA, the rollover must be accomplished within 60 days of the date you receive the amount to be rolled over. A timely rollover of an eligible distributed amount that has been paid to you directly will prevent its being taxable to you at the time of distribution; that is, none of it will be includible in your gross income until you withdraw some amount from your rollover IRA. However, any such distribution directly to you from a tax-qualified retirement plan is generally subject to a mandatory 20% withholding tax.

You should consult a qualified advisor regarding ERISA.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a policy on the life of the employer will pay the premiums and will have the right to a return of premiums paid from the cash surrender value on a surrender of the policy. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS recently issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department has issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current guidance on your split dollar policy.


DISTRIBUTION

Distribution and Principal Underwriting Agreement

We have entered into a principal underwriting and distribution agreement with our affiliate Transamerica Securities Sales Corporation ("TSSC"), for the distribution and sale of the policies. We reimburse TSSC for certain expenses it incurs in order to pay for the distribution of the policies (i.e., commissions payable to firms selling the policies, as described below.)


TSSC is affiliated with us. TSSC facilitates the distribution of the policies by entering into selling agreements with other broker-dealers which, in turn, may sell the policy through their sales representatives.


Compensation to Broker-Dealers Selling the Policies

The policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TSSC as principal underwriter for the policies. We pay commissions through TSSC to the selling firms for their sales of the policies.

A limited number of affiliated broker-dealers Transamerica Financial Advisors ("TFA"), Transamerica Capital Inc. ("TCI") and Inter-Securities Inc. ("ISI") and unaffiliated firms may also be paid commissions and overrides to "wholesale" the policies, that is, to provide sales support and training to sales representatives at selling firms.

The selling firms and the wholesaling firms are paid commissions for the promotion and sale of the policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. The same broker-dealer may receive commissions as both the selling firm and the wholesaling firm. We may treat the total commissions paid in those situations as commissions to a selling firm, but the total commissions will not exceed the maximum amounts described in the next paragraph.


The total maximum commissions we generally pay to the selling firm and the wholesaling firm are:


o 115% of premiums that are received in the first year, up to a level set by us ("first year premiums");

o 4.5% of premiums that are received in the first year in excess of that level or that are received in the second through tenth years (collectively, "renewal premiums"); and

o 0.25% of the policy accumulation value, net of outstanding policy loans, beginning in the sixth policy year ("trail commissions").

Generally, the maximum commission we pay the selling firm on first year premiums is 90% of such premiums. The maximum commission we pay the wholesaling firm on first year premiums is 35% of such premiums. If we pay the wholesaling firm a commission that is more than 25% of first year premiums, then the commission we pay the selling firm on such premiums will be lower than the maximum so that, in total, the commissions on first year premiums paid to the selling firm and to the wholesaling firm (which may be the same firm) will not exceed 115% of first year premiums.

Generally, we pay a commission to the selling firm of 2.5% of renewal premiums, and we pay a commission to the wholesaling firm of 2% of such premiums. We also provide compensation to selling firms for providing ongoing service in relation to the policies that have already been purchased. These commissions are trail commissions. Trail commissions are paid solely to the selling firm.


In certain situations we may agree to pay different rates of commissions to the selling firm and/or to the wholesaling firm, including rates of commission that are higher than the maximums we generally pay.


Commissions, other than trail commissions, are determined separately for the base policy and each layer based on the premiums allocated to the base policy and each layer, as well as the duration of the base policy and each layer. Trail commissions are based on the total policy accumulation value, net of all policy loans.


To the extent permitted by NASD rules, TOLIC, TSSC, TFA, TCI, ISI and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursements to some, but not all, selling firms. These arrangements are sometimes referred to as "revenue sharing" arrangements and are described further below. The registered representative who sells you the policy typically receives a portion of the compensation we pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a policy. . Also inquire about any revenue sharing arrangements that we may have with the selling firm, including the conflicts of interests that such arrangements may create.


Special Compensation Paid to Affiliated Underwriting, Wholesaling and Selling Firms

Our parent company provides paid-in capital to TSSC and pays the cost of TSSC's operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Sales of the policies are supported by Transamerica Financial Advisors, Inc. ("TFA"), an affiliated selling broker-dealer. TOLIC underwrites certain costs of TFA's various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and employee benefits, that are provided directly to TFA. These facilities and services are necessary for TFA's administration and operation, and TOLIC is compensated by TFA for these expenses based on TFA's usage or other reasonable basis.

TSSC pays TFA's producers and their supervisors all of the commissions received from TOLIC for the sale of the policies, and receives from TOLIC an additional 10% expense allowance on all commissions paid on first year premium for sales of TOLIC's insurance products.

Sales representatives and their supervisors at TFA may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us. Additional compensation or reimbursement arrangements may include payments in connection with the firm's conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments to assist the firm in connection with its systems, operating and marketing expenses. The amounts may be significant and may provide us with increased access to TFA's sales representatives.

In addition, TFA's managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain benefits, and may provide such persons with special incentive to sell our policies. For example, TFA's registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (TOLIC's ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by TFA's representatives may be matched by TOLIC.

TFA's sales representatives may also be eligible to participate in a stock option and award plan. Sales representatives who meet certain production goals will be issued options on the stock of AEGON N.V. TOLIC also maintains a non-qualified deferred compensation plan for TFA's sales representatives who are TOLIC insurance agents. The plan permits such agents to defer receipt of commissions on sales of TOLIC variable insurance products.

Additional Compensation Paid to Selected Selling Firms


We may pay certain selling firms additional cash amounts for "preferred product" treatment of the policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms. During 2007, we had "preferred product" arrangements with TFA, UBS and Wachovia Securities.

These special compensation arrangements are not offered to all selling firms and the terms of such arrangements differ between selling firms. Special compensation arrangements are calculated in different ways by different selling firms. TOLIC made flat fee payments of $50,000 each to UBS and to Wachovia Securities in 2007 in connection with the sale of the policies.


Commissions and other incentives or payments described above are not charged directly to policy owners or the separate account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the policy and other corporate revenue.


You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. . In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.


See Sales of Policy in the statement of additional information for more information concerning compensation paid for the sale of the policy.

LEGAL PROCEEDINGS

Transamerica Occidental Life Insurance Company ("TOLIC"), like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TSSC's ability to perform under its principal underwriting agreement, or on TOLIC.


MERGER OF TRANSAMERICA OCCIDENTALOCCIDENTAL LIFE INSURANCE COMPANY

On October 1, 2008 (or as soon thereafter as practicable), Transamerica Occidental Life Insurance Company is expected to merge into Transamerica Life Insurance Company (pending regulatory approval). Transamerica Occidental Life Insurance Company and Transamerica Life Insurance Company are affiliates. Please note that the merger will not affect your rights under your policy, will not cause you to incur any additional income tax, and will not cause you to be charged any additional fees or expenses.

Effective on the date of the merger, Transamerica Occidental Life Insurance Company Separate Account VUL-5, which funds benefits for your policy, will become a separate account of Transamerica Life Insurance Company.

Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 under the name NN Investors Life Insurance Company, Inc., and is engaged in the sale of life and health insurance policies and annuity contracts. Transamerica Life Insurance Company is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. Transamerica Corporation is a wholly-owned indirect subsidiary of AEGON, N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V. is a holding company and conducts its business through subsidiary companies engaged primarily in the insurance business. Transamerica Life Insurance Company is licensed in all states, except New York, and in the District of Columbia and Guam.



FURTHER INFORMATION

We have filed a 1933 Act registration statement for this offering with the SEC. Under SEC rules and regulations, we have omitted from this prospectus parts of the registration statement and amendments. Statements contained in this prospectus are summaries of the policy and other legal documents. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., on payment of the SEC's prescribed fees.

Statement of Additional Information (SAI)


The SAI contains the financial statements of the sub-accounts of the separate account and TOLIC. . The SAI and additional statements of TOLIC's income and changes in stockholder equity are available upon request.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

TRANSAMERICA, THE FIXED ACCOUNT, AND THE SEPARATE ACCOUNT
         Transamerica Occidental Life Insurance Company
         The Fixed Account
         The Separate Account
SERVICES
         Independent Registered Public Accounting Firm
OPTIONAL BENEFIT RIDERS & ENDORSEMENTS Accelerated Death Benefit Option
         Endorsement Accident Indemnity Rider Automatic Premium Loan Endorsement Endorsement to Modify Grace Period Extra Surrender Penalty Free Withdrawal Endorsement Full Death Benefit Rider Full Policy Surrender Penalty Waiver Endorsement Guaranteed Insurability Rider Insurance on Children Rider Option for Additional Insurance Endorsement Surrender Penalty Deferral Endorsement Waiver provision Rider
OTHER POLICY PROVISIONS
         Delay of Payment
         Guaranteed Exchange Option
         Incontestability of the Policy
         Misstatement of Age or Sex in the Application
         Suicide
SETTLEMENT OPTIONS
         Benefit Payment Option
         General
REPORTS
SALES OF POLICY
         Principal Underwriter
         Sales Compensation
         Sales in Special Situations
PERFORMANCE INFORMATION
         Calculation of Average Annual Returns
         Sub-Account Average Annual Total Returns
         Money Market Portfolio Yields
         Yields for Money Market Portfolios
         Other Performance Information
ILLUSTRATIONS OF DEATH BENEFIT, ACCUMULATION VALUES AND NET CASH VALUES
         Assumptions Deductions for Charges Expenses of the Portfolios Net Annual Rates of Investments Illustration using Current Policy Charges Illustrations using Guaranteed Policy Charges
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FINANCIAL STATEMENTS

APPENDIX A

DEFINITIONS

Accumulation Value of the policy is the sum of the accumulation value of the base policy and the accumulation value of each layer.


Administrative Office is our office at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499.


o    Our mailing address for all written requests and other correspondence is:

                 Transamerica Occidental Life Insurance Company
                               Attention: VUL Unit
                              4333 Edgewood Rd. NE
                             Cedar Rapids, IA 52499

o    Our address for express delivery is:

                 Transamerica Occidental Life Insurance Company
                               Attention: VUL Unit
                              4333 Edgewood Rd. NE
                             Cedar Rapids, IA 52499

o    We have a separate address for premium and loan payments. That address is:

                 Transamerica Occidental Life Insurance Company
                                 P.O. Box 847546
                            Dallas, Texas 75284-7546

o    For express delivery of premium and loan payments, please use:

                 Transamerica Occidental Life Insurance Company
                      c/o Bank of America Lock Box Services
                                 Lock Box 847546
                           1401 Elm Street, 5th Floor
                               Dallas, Texas 75202

o    Our toll-free customer service telephone number is:
                                 (866) TIIG-VUL
                                       or
                                 (866) 844-4885

E-Mail: TIIGVUL.CustomerService@transamerica.com

In-force Policy Web Site: www.mytransamerica.com

Age is the insured's age on his or her nearest birthday.

Base Policy is the policy excluding any layers and any riders.

Beneficiary is the person you designate to receive the policy death benefit.

Cash Value of the base policy or a layer is its accumulation value, minus any surrender penalty that would be assessed on a full surrender. The policy's cash value is the policy's accumulation value less the surrender penalties that would be assessed on a full surrender of the policy.

Date of Issue is the date used to measure the period of time during which the Incontestability and the Suicide exclusion provisions are in effect.

Death Benefit is the amount payable to the beneficiary when the insured dies.

Death Benefit Factors for your policy are determined by us and are shown in APPENDIX B.

Delivery Requirement is any requirement that must be completed before the policy can become effective and before the policy may be delivered to you. Examples include any application amendment or additional evidence of insurability that we require. Except as otherwise provided in the conditional receipt, the policy will not become effective until after all delivery requirements are satisfied.

Designated Individual is the person upon whose life expectancy a settlement option may be based and upon whose life continued payments under a settlement option may depend.

Fixed Account is one of the investment options under the policy. The fixed account is a part of our general account. The net premiums you allocate to the fixed account and the portion of the accumulation value in the fixed account will earn interest at fixed interest rates declared by us from time to time. The total accumulation value in the fixed account is equal to the accumulation value in the fixed account for the base policy and the accumulation value in the fixed account for all layers.

Free Look Period is the initial period of time after you first receive the policy during which you have the right to examine and return the policy for a refund.

General Account represents all our assets other than those held in separate accounts.

Gross Premium is 100% of any premium.

Internal Revenue Code (IRC or Code) is the Internal Revenue Code of 1986, as amended, and its rules and regulations.

Investment Option is the fixed account or any sub-account of the separate account.

Lapse is the termination of the policy at the end of the grace period.

Layer is coverage provided by an increase in the face amount of the policy.

Layer Date is the effective date of a layer. It is used to determine layer anniversaries and layer years.

Layer Year is a twelve month period beginning on the layer date, and each twelve month period thereafter.

Loan Account is part of the fixed account. The loan account includes outstanding loans. The loan account for the policy is equal to the sum of the loan account for the base policy and the loan account for each layer. The loan account is not an investment option.

Maximum Loan Amount is the largest amount you may borrow under the policy. There is a maximum loan amount for the base policy and for each layer.

Monthly Deduction is an amount we deduct from the accumulation value of the policy or of each layer, respectively, on the policy date and on each monthly policy date thereafter.

Monthly Policy Date is the date monthly deductions are taken. The first monthly policy date is the policy date. The monthly policy date occurs each month after the policy date on the same day of the month as the policy date.

Net Amount at Risk for the base policy or a layer is the difference between its death benefit and its accumulation value.

Net Asset Value is the per share value of a portfolio as calculated by the portfolio and reported to us.

Net Cash Value of the policy is the cash value of the policy, minus any outstanding loans. The net cash value of the policy or a layer is its cash value less any outstanding loans.


Net Loan Amount is a policy loan, minus any loan interest due.

Net Premium is any gross premium minus an administrative charge.

Owner is the person or persons entitled to the rights under the policy while the insured is alive.

Payee is the person who has the right to receive payments under a settlement option. If you surrender the policy, you are the payee under any settlement option you elect. After the insured's death, the beneficiary is the payee under the settlement option you elect.

Policy Anniversary is an annual anniversary of the policy date.

Policy Date is the effective date of the policy. It is used to determine policy anniversaries and policy years.

Policy Loan is indebtedness to us for a loan secured by the policy.

Portfolio is a mutual fund investment or other investment pool held in a sub-account.

Pro-rata Allocation is a proportionate allocation among the investment options. For the base policy, a pro-rata allocation is equal to the portion of the accumulation value in the base policy in an investment option, divided by the total accumulation value of the base policy, excluding the portion of the accumulation value in the loan account. For a layer, a pro-rata allocation is equal to the portion of the accumulation value in the layer in an investment option divided by the total accumulation value for the layer, excluding the portion of the accumulation value in the loan account. Any fees, charges, reductions or deductions from the accumulation value will be allocated on a pro-rata basis, unless you choose the investment options to which you want to allocate these amounts according to the procedures we establish.

Reallocation Date is the date that net premiums initially allocated to the money market sub-account, plus any earnings on those net premiums, are transferred to one or more other sub-accounts of the separate account according to the allocations then in effect.

Reinstate means to restore coverage after the policy has lapsed, subject to certain requirements. Required Premium is the minimum amount of premium you must pay each year for the base policy or a layer during its required premium period. The base policy and each layer have separate required premium amounts. You may pay all or any part of this premium in advance.

Required Premium Period is the total number of consecutive years that any required premium must be paid. This period begins on the policy date for the base policy and on the layer date for a layer. The required premium period is 5 years.

Rider is an attachment to the policy that provides an additional benefit.

Separate Account is Transamerica Occidental Life Separate Account VUL-5 of Transamerica Occidental Life Insurance Company, one of our separate investment accounts. It consists of the sub-accounts under the policy.

Sub-Account is an investment option under the policy. It is a subdivision of the separate account which holds shares of a specific portfolio. The portion of the accumulation value in any sub-account may increase or decrease depending on the investment performance of the underlying portfolio.

Telephone Access Privilege is an option to transfer amounts between or among investment options, change your premium allocation or monthly deductions allocation, or request a loan by telephone, within limits. The telephone access privilege will apply, unless you advise us in writing that you do not want this option. Unless you elect not to have the option available, you or your registered representative may exercise this option. We reserve the right to discontinue this option at any time.

Unit is a measure of interest in a sub-account.

Unit Value is the value of a unit on a given valuation date.

Valuation Date is any day that the stock market (New York Stock Exchange) is open for business. A valuation date ends when the stock market closes for the day, generally at 4 p.m. Eastern Time.

Valuation Period is the period between the close of business on one valuation date and the close of business on the next valuation date.

We, our, us, Company and Transamerica refer to Transamerica Occidental Life Insurance Company. Written Request is a signed request in a form satisfactory to us that is received at our Administrative Office.

You and your means the owner of the policy.

APPENDIX B

DEATH BENEFIT FACTORS


For policy years 1-10.

 Attained       Male       Male      Female     Female          Attained     Male       Male      Female     Female
    Age      Non-smoker   Smoker    Non-smoker  Smoker             Age     Non-smoker  Smoker    Non-smoker  Smoker
------------ ----------- ---------- ---------- ----------       ---------- ---------- ---------- ---------- ----------
------------ ----------- ---------- ---------- ----------       ---------- ---------- ---------- ---------- ----------

    16          8.52       6.80       9.70       8.45              58        2.32       2.07       2.57       2.38
    17          8.25       6.59       9.39       8.17              59        2.27       2.03       2.50       2.32
    18          7.99       6.38       9.09       7.91              60        2.22       2.00       2.44       2.26
    19          7.74       6.19       8.79       7.65              61        2.17       1.96       2.37       2.21
    20          7.50       6.01       8.51       7.41              62        2.12       1.92       2.31       2.15
    21          7.27       5.84       8.23       7.18              63        2.07       1.89       2.26       2.11
    22          7.04       5.66       7.97       6.95              64        2.03       1.85       2.20       2.06
    23          6.81       5.49       7.71       6.73              65        1.99       1.82       2.15       2.02
    24          6.59       5.33       7.45       6.51              66        1.95       1.79       2.10       1.98
    25          6.38       5.16       7.21       6.30              67        1.92       1.76       2.06       1.94
    26          6.18       5.01       6.97       6.09              68        1.89       1.74       2.01       1.90
    27          5.98       4.86       6.74       5.90              69        1.86       1.71       1.97       1.85
    28          5.78       4.70       6.52       5.71              70        1.83       1.69       1.93       1.82
    29          5.59       4.56       6.30       5.53              71        1.80       1.67       1.89       1.79
    30          5.41       4.41       6.10       5.35              72        1.77       1.64       1.86       1.75
    31          5.23       4.28       5.90       5.18              73        1.74       1.61       1.82       1.72
    32          5.06       4.15       5.71       5.02              74        1.71       1.58       1.79       1.68
    33          4.90       4.02       5.52       4.87              75        1.68       1.55       1.76       1.65
    34          4.74       3.90       5.35       4.72              76        1.66       1.53       1.73       1.62
    35          4.58       3.78       5.17       4.57              77        1.63       1.50       1.70       1.59
    36          4.44       3.67       5.01       4.43              78        1.61       1.47       1.68       1.57
    37          4.29       3.56       4.85       4.30              79        1.59       1.45       1.65       1.54
    38          4.15       3.45       4.69       4.17              80        1.57       1.43       1.63       1.51
    39          4.02       3.35       4.55       4.04              81        1.51       1.39       1.57       1.47
    40          3.89       3.26       4.40       3.92              82        1.47       1.35       1.52       1.42
    41          3.77       3.16       4.26       3.81              83        1.42       1.33       1.47       1.38
    42          3.65       3.07       4.13       3.70              84        1.38       1.31       1.42       1.36
    43          3.54       2.99       4.00       3.59              85        1.35       1.29       1.39       1.34
    44          3.43       2.90       3.88       3.48              86        1.34       1.27       1.36       1.31
    45          3.32       2.82       3.76       3.38              87        1.32       1.25       1.34       1.29
    46          3.22       2.75       3.64       3.28              88        1.30       1.23       1.32       1.26
    47          3.13       2.68       3.53       3.19              89        1.28       1.21       1.29       1.23
    48          3.04       2.61       3.43       3.10              90        1.24       1.19       1.25       1.20
    49          2.95       2.54       3.33       3.02              91        1.21       1.17       1.21       1.18
    50          2.86       2.48       3.23       2.94              92        1.18       1.15       1.18       1.15
    51          2.78       2.42       3.13       2.86              93        1.14       1.13       1.15       1.13
    52          2.71       2.36       3.04       2.78              94        1.11       1.11       1.12       1.12
    53          2.63       2.31       2.96       2.71              95        1.10       1.10       1.10       1.10
    54          2.57       2.26       2.87       2.63              96        1.09       1.09       1.09       1.09
    55          2.50       2.21       2.79       2.56              97        1.07       1.07       1.07       1.07
    56          2.44       2.16       2.71       2.50              98        1.06       1.06       1.06       1.06
    57          2.38       2.12       2.64       2.44









DEATH BENEFIT FACTORS


For policy years 11 and later.

 Attained       Male       Male      Female     Female          Attained     Male       Male      Female     Female
    Age      Non-smoker   Smoker    Non-smoker  Smoker             Age     Non-smoker  Smoker    Non-smoker  Smoker
------------ ----------- ---------- ---------- ----------       ---------- ---------- ---------- ---------- ----------
------------ ----------- ---------- ---------- ----------       ---------- ---------- ---------- ---------- ----------

    26          5.91       4.82       6.64       5.84              64        1.79       1.61       1.99       1.87
    27          5.72       4.67       6.43       5.65              65        1.74       1.58       1.93       1.83
    28          5.54       4.52       6.22       5.47              66        1.70       1.55       1.88       1.78
    29          5.36       4.38       6.01       5.29              67        1.66       1.52       1.83       1.74
    30          5.18       4.24       5.81       5.12              68        1.62       1.49       1.78       1.70
    31          5.01       4.10       5.62       4.95              69        1.58       1.47       1.74       1.66
    32          4.85       3.97       5.44       4.79              70        1.55       1.44       1.69       1.62
    33          4.69       3.84       5.26       4.63              71        1.52       1.42       1.65       1.59
    34          4.53       3.71       5.08       4.48              72        1.48       1.40       1.61       1.55
    35          4.38       3.59       4.91       4.34              73        1.45       1.37       1.57       1.52
    36          4.24       3.48       4.75       4.20              74        1.43       1.35       1.53       1.49
    37          4.10       3.37       4.59       4.06              75        1.40       1.33       1.50       1.46
    38          3.96       3.26       4.44       3.93              76        1.38       1.32       1.47       1.43
    39          3.83       3.16       4.30       3.81              77        1.35       1.30       1.43       1.40
    40          3.70       3.06       4.16       3.69              78        1.33       1.28       1.41       1.38
    41          3.58       2.96       4.02       3.57              79        1.31       1.27       1.38       1.35
    42          3.47       2.87       3.89       3.46              80        1.29       1.26       1.35       1.33
    43          3.35       2.79       3.77       3.36              81        1.27       1.24       1.33       1.31
    44          3.24       2.70       3.65       3.26              82        1.26       1.23       1.30       1.29
    45          3.14       2.62       3.53       3.16              83        1.24       1.22       1.28       1.27
    46          3.04       2.55       3.42       3.07              84        1.23       1.21       1.26       1.25
    47          2.94       2.47       3.32       2.98              85        1.21       1.20       1.24       1.23
    48          2.85       2.40       3.21       2.89              86        1.20       1.19       1.23       1.22
    49          2.76       2.34       3.11       2.81              87        1.19       1.18       1.21       1.20
    50          2.68       2.27       3.02       2.73              88        1.18       1.17       1.19       1.19
    51          2.59       2.21       2.92       2.66              89        1.17       1.16       1.18       1.18
    52          2.51       2.15       2.84       2.58              90        1.16       1.15       1.17       1.17
    53          2.44       2.09       2.75       2.51              91        1.15       1.14       1.15       1.15
    54          2.36       2.04       2.67       2.44              92        1.14       1.13       1.14       1.14
    55          2.29       1.99       2.59       2.38              93        1.12       1.12       1.13       1.13
    56          2.23       1.94       2.51       2.31              94        1.11       1.11       1.12       1.12
    57          2.16       1.89       2.44       2.25              95        1.10       1.10       1.10       1.10
    58          2.10       1.85       2.37       2.19              96        1.09       1.09       1.09       1.09
    59          2.04       1.80       2.30       2.14              97        1.07       1.07       1.07       1.07
    60          1.99       1.76       2.23       2.08              98        1.06       1.06       1.06       1.06
    61          1.93       1.72       2.17       2.03              99        1.04       1.04       1.04       1.04
    62          1.88       1.68       2.10       1.97              100       1.04       1.04       1.04       1.04
    63          1.83       1.65       2.04       1.92

For all attained ages after those shown, the death benefit factor is 1.04.




APPENDIX C

SURRENDER PENALTY



To calculate the surrender penalty that will apply on a full surrender of the policy, you total the surrender penalty calculated for the base policy and the surrender penalty calculated for each layer, if any. To calculate the surrender penalty of the base policy, you (a) divide the face amount of the base policy by $1,000 and (b) multiply that amount by the surrender penalty factor for the policy year in which the surrender occurs. To calculate the surrender penalty that will apply on a full surrender of the policy for each layer, you (a) divide the face amount of the layer by $1,000 and (b) multiply that amount by the surrender penalty factor for the layer year in which the surrender occurs. The total of the surrender penalties for the base policy and each layer, if any, are deducted from the policy's accumulation value, less any outstanding loans, to determine the net cash value payable upon a full surrender of the policy.


The surrender penalty factors that apply to your policy can be found on your policy data page. The surrender penalty factors for the base policy are based on the age of the base policy, the insured's issue age, gender, smoker or non-smoker status, and risk class. The surrender penalty factors for a layer are based on the age of the layer, the insured's age on the layer date, gender, smoker or non-smoker status, and risk class. . The surrender penalty factors for the base policy generally decrease each policy year on the policy anniversary. Likewise, the surrender penalty factors for a layer generally decrease each layer year on the layer's anniversary. A surrender penalty applies to full surrenders, partial surrenders in excess of the surrender penalty free withdrawal amount, and face amount decreases that occur during the first 10 policy or layer years. If the request for a surrender or partial surrender is effective on the last day of a policy or layer year, the surrender or partial surrender will be determined using the surrender penalty factor that is effective on the following policy or layer anniversary (the day following the effective date of the surrender or partial surrender).


Example of surrender penalty on a "sample" policy

The following example shows how the surrender penalty is calculated for a full surrender of a policy. This example assumes that no layers have been added to the policy. The surrender penalty factors listed below are those that apply on a policy with a base policy face amount of $500,000 covering a male, age 45 on the Policy Date, and who qualifies for our preferred, non-smoker underwriting class. This is only an example; see your own policy data page for the surrender penalty factors that apply to your policy.



                   Surrender Penalty Factor for Each $1,000 of
                             Base Policy Face Amount

                           Policy Year                                 Surrender Penalty Factor
                           -----------                                 ------------------------
                               1                                                 $ 31.90
                               2                                                 $ 31.40
                               3                                                 $ 30.80
                               4                                                 $ 30.20
                               5                                                 $ 29.60
                               6                                                 $ 24.60
                               7                                                 $ 19.70
                               8                                                 $ 14.80
                               9                                                 $  9.80
                              10                                                 $  4.90
                              11+                                                $  0.00


                                       C 2
To determine the amount of the surrender penalty for a full surrender of the policy, you follow these steps:

a.   Determine the face amount of the base policy;

b.   Divide (a) by $1,000;

c.   Determine the policy year during which the surrender occurs;

d. Determine the surrender penalty factor for each $1,000 of face amount from the table of surrender penalty factors for the policy year in (c);

e.   Multiply the result of (b) times (d)


Let us assume that the base policy's face amount is $500,000 and that the policy is surrendered during the 7th policy year.

Following the steps, above, we determine the surrender penalty as follows:

a.   The face amount of the base policy is $500,000;

b.   Divide (a) by $1,000; the result is 500 ($500,000 divided by $1,000);

c.   The policy year is Year 7;

d. The surrender penalty factor for Year 7 is $19.70 for each $1,000 of face amount;

e.   The result of (b) times (d) is $9,850 (500 times $19.70).


The surrender penalty is deducted from the accumulation value, less any outstanding loans, to provide the net cash value available on a full surrender.

The method of calculating a surrender penalty for a partial surrender is shown in the Partial Surrenders section of the prospectus. The method of calculating a surrender penalty for a face amount decrease is shown in the Option to Change the Face Amount section of the prospectus.

Maximum Surrender Penalty Factors

Surrender penalty factors vary by policy or layer based on the insured's age at issue (or on the layer date), gender, smoker or nonsmoker status, and risk classification, as well as the age of the policy and each layer. The maximum surrender penalty factor would apply during the first policy year. A surrender during the first policy year of a policy issued insuring a male, age 56, classified as a preferred smoker or insuring a male, age 56, classified as a standard smoker results in the highest surrender penalty factor applicable to the TransUltra VUL. Listed below are the surrender penalty factors that apply to a male, age 56, preferred smoker.

               Maximum Surrender Penalty Factor for Each $1,000 of
                             Base Policy Face Amount

      Policy Year                                    Surrender Penalty Factor
      -----------                                    ------------------------
           1                                                $ 58.00
           2                                                $ 56.10
           3                                                $ 54.10
           4                                                $ 52.20
           5                                                $ 50.10
           6                                                $ 41.70
           7                                                $ 33.40
           8                                                $ 25.00
           9                                                $ 16.70
           10                                               $  8.30
          11+                                               $  0.00

If this hypothetical policy had a $500,000 face amount and if it were surrendered during the first policy year, the maximum surrender penalty factor applicable to the TransUltra VUL policy would apply and the maximum surrender penalty would be $29,000.

ADDITIONAL INFORMATION


Statement of Additional Information


You may get more information about this policy (including more information about compensation paid for the sale of the policy) at no charge by requesting a statement of additional information (SAI). The SAI is dated May 1, 2008 and was filed with the Securities and Exchange Commission (SEC). It is incorporated by reference as part of the prospectus. To learn more about the policy, you should read the SAI. The table of contents of the SAI is included near the end of the prospectus.


Personalized Illustrations of Policy Benefits

You may obtain a personalized illustration from your registered representative. The illustration shows how the policy would perform based on certain assumptions. Illustrations are intended to assist you in understanding how the policy works, not to predict actual performance. The illustration and supplemental reports provide the charges, fees, and expenses that would apply for the policy based on the assumptions used in the illustration. You may obtain an illustration from your registered representative at the time you apply for the policy.

You may also ask for a personalized illustration after your policy has been issued from your registered representative. Such illustrations may assist you in determining any adjustments you may wish to make in order to meet your insurance objectives under the policy. There is no charge for the first illustration in each policy year. We may charge up to $25 for each additional illustration in each policy year. We are currently waiving this charge.

Contact Us

To order a free copy of the SAI, please contact your registered representative, or our office at:

         Transamerica Occidental Life Insurance Company
         Attn: VUL Unit
         4333 Edgewood Rd. NE
         Cedar Rapids, IA 52499

         Telephone: 1-866-844-4885
         E-Mail: TIIGVUL.CustomerService@transamerica.com
         In Force Policy Website:  www.mytransamerica.com

Contact the SEC

More information about the policy (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please call the SEC at 202-942-8090. You may also obtain copies of reports and other information about the policy on the SEC's Website at http://www.sec.gov. You may order copies of this information by sending a request with a fee for duplication to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You will need to reference our SEC file number, listed below.


Contact FINRA

TSSC serves as the principal underwriter for the policies. More information about TSSC is available from FINRA (formerly NASD) at http://www.http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRAFINRA describing its Public Disclosure Program.



Investment Company Act of 1940 [811-10219]

                       STATEMENT OF ADDITIONAL INFORMATION



                                   May 1, 2008



                             TRANSACCUMULATOR(R) VUL


                      Issued Through Separate Account VUL-6

                                       of

                 Transamerica Occidental Life Insurance Company
                              4333 Edgewood Rd, NE
                             Cedar Rapids, IA 52499




This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the TransAccumulator(R) VUL flexible premium variable universal life ("VUL") insurance policy ("policy") offered by Transamerica Occidental Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2008 by:


o    calling (866) 844-4885;


o writing to our administrative office at Transamerica Occidental Life Insurance Company, Attention: VUL Unit, 4333 Edgewood Rd. NE, Cedar Rapids, IA 52499; or


o    sending us an e-mail request to TIIGVUL.customerservice@transamerica.com.

The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in this SAI have the same meanings as in the prospectus for the policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectus for the TransAccumulator(R) VUL policy.



TABLE OF CONTENTS

TRANSAMERICA, THE FIXED ACCOUNT, AND THE SEPARATE ACCOUNT.........................................................3
         Transamerica Occidental Life Insurance Company...........................................................3
         The Fixed Account........................................................................................3
         The Separate Account.....................................................................................4
SERVICES 4

         Independent Registered Public Accounting Firm............................................................4
OPTIONAL BENEFITS - RIDERS & ENDORSEMENTS.........................................................................4
         Accelerated Death Benefit Option Endorsement.............................................................4
         Accident Indemnity Rider.................................................................................7
         Extended No-Lapse Guarantee Rider........................................................................7
         Extra Surrender Penalty Free Withdrawal Endorsement......................................................9
         Full Policy Surrender Penalty Waiver Endorsement.........................................................9
         Guaranteed Insurability Rider............................................................................9
         Insurance on Children Rider.............................................................................10
         Option for Additional Insurance Endorsement.............................................................10
         Supplemental Adjustable Life Insurance Rider............................................................11
         Surrender Penalty Deferral Endorsement..................................................................13
         Waiver Provision Rider..................................................................................14
OTHER POLICY PROVISIONS..........................................................................................15
         Delay of Payments.......................................................................................15
         Guaranteed Exchange Option .............................................................................15
         Incontestability of the Policy..........................................................................17
         Misstatement of Age or Sex in the Application...........................................................18
         Suicide.................................................................................................18

SETTLEMENT OPTIONS...............................................................................................19
         Benefit Payment Options.................................................................................19
         General.................................................................................................19
REPORTS  20
SALES OF POLICY..................................................................................................20
         Principal Underwriter...................................................................................20
         Sales Compensation......................................................................................20
         Sales in Special Situations.............................................................................21
ADDITIONAL POLICY INFORMATION....................................................................................21
         Example of Administrative Charges.......................................................................21
         Example of Monthly Deductions...........................................................................21
         Allocation of Premiums..................................................................................24

LIFE INSURANCE QUALIFICATION TESTS AND THE DEATH BENEFIT.........................................................26
PERFORMANCE INFORMATION..........................................................................................27
         Calculation of Average Annual Total Returns.............................................................27
         Sub-Account Average Annual Total Returns................................................................28
         Money Market Portfolio Yields...........................................................................33
         Yields for Money Market Portfolios......................................................................33
         Other Performance Information...........................................................................33
ILLUSTRATIONS OF DEATH BENEFIT, ACCUMULATION VALUES AND NET CASH VALUES..........................................35
         Assumptions.............................................................................................35
         Deductions for Charges..................................................................................35
         Expenses of the Portfolios..............................................................................36
         Net Annual Rates of Investment..........................................................................36
         Illustration using Current Policy Charges...............................................................37
         Illustration using Guaranteed Policy Charges............................................................38

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM....................................................................39
FINANCIAL STATEMENTS.............................................................................................39


TRANSAMERICA, THE FIXED ACCOUNT, AND THE SEPARATE ACCOUNT

Transamerica Occidental Life Insurance Company

Transamerica Occidental Life Insurance Company, or Transamerica, is an Iowa stock life insurance company originally incorporated under the laws of the State of California on June 30, 1906. Transamerica is principally engaged in the sale of life insurance and annuity policies.

Transamerica Corporation, a subsidiary of AEGON N.V., indirectly owns Transamerica Occidental Life Insurance Company. Transamerica Corporation owns, directly and indirectly, various financial services companies, and AEGON, N.V. is one of the world's largest financial services and insurance groups.

The Fixed Account

The fixed account is a part of our general account. The general account consists of all assets that we own except those in the separate account and other separate accounts we may have.

The prospectus and this SAI are generally intended to serve as a disclosure document only for the policy and the separate account. For complete details regarding the fixed account, see the policy itself.

For the base policy and each layer, the accumulation value in the fixed account (including the loan account) on a specified date after the date the initial net premium was allocated to the policy, is equal to:

o the accumulation value on the last monthly policy date, plus accrued interest from the last monthly policy date to the specified date; plus

o all net premiums paid into it less any refunds since the last monthly policy date, plus accrued interest from the date each net premium was allocated to it; plus

o any amounts transferred from the separate account, plus accrued interest on those amounts since the date of the transfer; minus

o the monthly deduction charged against it on the specified date if that date is a monthly policy date, or, if applicable, on the valuation date immediately following the monthly policy date; minus

o any partial surrenders and surrender penalty free withdrawals charged against it, including surrender penalties, since the last monthly policy date, plus accrued interest on that amount from each partial surrender date and/or surrender penalty free withdrawal date to the specified date; minus

o any amounts transferred from the fixed account to the separate account, plus accrued interest on those amounts since the date of the transfer; and minus

o any transfer fees or other charges allocated to the fixed account, plus accrued interest on those amounts since the date they were deducted.

The guaranteed minimum interest rate for the fixed account, not including the loan account, for all policy years is 3.0%. We may declare interest rates that are higher than the guaranteed minimum interest rate at any time before the policy anniversary nearest the insured's 100th birthday. We will never declare an interest rate that is lower than the guaranteed minimum interest rate. We may change the declared interest rate at any time without notice. Beginning on the policy anniversary nearest the insured's age 100, the accumulation value in the fixed account will accrue interest at the guaranteed minimum interest rate.

For regular policy loans, we will credit interest with respect to the outstanding loan balance in the loan account at an annual effective interest rate of no less than 6.75%. For preferred policy loans, we will credit interest with respect to the outstanding loan balance in the loan account at an annual effective interest rate of return of no less than 7.75%.
The Separate Account

Transamerica Occidental Life Separate Account VUL-6, designated as the separate account, was established by us as a separate account under the laws of the State of Iowa, pursuant to resolutions adopted by our Board of Directors on June 11, 1996.

The separate account is registered with the Securities Exchange Commission, or SEC, under the Investment Company Act of 1940, or 1940 Act, as a unit investment trust. It meets the definition of an investment company under the federal securities laws. However, the SEC does not supervise the management of the investment practices or policies of the separate account.

The separate account has sub-accounts available for investment, each of which invests solely in a specific corresponding mutual fund portfolio. Since all of the portfolios are available to certain other registered separate accounts offering variable annuity and variable life insurance products of Transamerica and of other insurance companies, there is a possibility of a material conflict. If such a conflict arises between the interests of Separate Account VUL-6 and one or more other separate accounts investing in the portfolios, the affected insurance companies will take steps to resolve the matter. These steps may include stopping their separate accounts from investing in the portfolios. See the portfolios' prospectuses for greater detail on this subject.


SERVICES

Independent Registered Public Accounting Firm

Ernst & Young LLP serves as the independent registered public accounting firm of Transamerica Occidental Life Insurance Company and the separate account. Ernst & Young LLP is an independent registered public accounting firm with offices throughout the United States and overseas.


OPTIONAL BENEFITS - RIDERS & ENDORSEMENTS

Other benefits are available under the policy by riders or endorsements attached to the policy. Any costs of these riders become part of the monthly deductions, unless we specify otherwise. Benefits provided by the riders and endorsements are payable only if the policy and the rider or endorsement are in force at the time the benefit is exercised. All riders and endorsements may not be available in all jurisdictions, and the names of the riders and endorsements may vary by jurisdiction

Accelerated Death Benefit Option Endorsement

This endorsement provides for the payment of an accelerated death benefit if we receive satisfactory evidence that the insured has a terminal illness that is expected to result in the insured's death within 12 months. Other conditions apply which determine whether an accelerated death benefit is payable.

There is no charge for the endorsement unless an accelerated death benefit is paid. There is a charge of $250, deducted from each accelerated death benefit payment, each time the benefit is paid. Adding the endorsement does not increase your monthly deductions.

This endorsement will be added to your policy at issue as long as the endorsement is approved in the state in which you apply for the policy and the face amount of your policy is at least $50,000. Exercising the option and receiving an accelerated death benefit will permanently affect the remaining death benefit under the policy, resulting in a reduction of the policy's accumulation value.

Note. Any amount payable under this option is intended to qualify for federal income tax exclusion to the maximum extent possible. To that end, the provisions of the endorsement and the policy are to be interpreted to ensure or maintain such tax qualification, notwithstanding any other provisions to the contrary. We reserve the right to amend the endorsement and the policy to reflect any clarifications that may be needed or are appropriate to maintain such qualification, or to conform the endorsement and the policy to any applicable changes in the tax qualification requirements. You will be sent a copy of such notice. Benefits paid under this rider may be taxable. Benefits under some business related policies may be taxable. As with all tax matters, you should consult with a tax adviser to assess the impact of this benefit on you and the policy.

Amount of Benefit. While the policy is in force and upon your request, we will pay an accelerated death benefit to you, subject to the conditions and limitations in the endorsement. You may request an accelerated death benefit in any amount, subject to a minimum amount of $10,000 and a maximum amount equal to the lesser of:

o    $250,000; or

o 75% of the combined policy death benefit for all policies insuring the insured that were issued by us as of the first accelerated death benefit payment.

The maximum amount applies cumulatively to all policies issued by us.

If the first accelerated death benefit payment is less than the maximum, then no more than the remaining balance of the maximum can be paid out on a later date as an accelerated death benefit.

If there is an outstanding loan, the accelerated death benefit payment may be reduced to repay a proportionate portion of the policy debt.

At the time we pay the accelerated death benefit, if the policy is in the grace period, we will deduct any monthly deductions due in accordance with the grace period provisions.

Exercising the Option. We must receive your written request at our Home Office or at our Administrative Office within 30 days after the certification of diagnosis of terminal illness, or as soon thereafter as reasonably possible. The request should include the insured's name and the policy number and must be signed and dated by you, the owner. If the policy has an irrevocable beneficiary, that person(s) must also sign the request. If the policy is assigned, we must receive a completed and signed release of assignment. If the policy was issued in a community property state, we may require your spouse to sign the request.

We must also receive written proof of the terminal illness before we make a payment under this option. This proof must consist of a physician's certificate acceptable to us, and indicate that the insured has a medical condition resulting from bodily injury or disease, or both, and:

o which has been diagnosed by the physician after the issue date of the policy;

o for which the diagnosis is supported by clinical, radiological, laboratory or other evidence of the medical condition which is satisfactory to us;

o    which is not curable by any means available to the medical profession; and

o which the physician certifies is expected to result in the insured's death within 12 months of diagnosis.

We may request additional medical information from the physician submitting the certification or any physician we consider qualified. The physician providing the certification must be:

o an individual other than you, the insured or a member of either your or the insured's immediate family, and

o    who is a doctor of medicine or osteopathy,

o licensed in the jurisdiction in which the advice is given or the diagnosis is made, and

o    who is acting within the scope of his or her license.

Limitations. The following limitations apply to this option:

o The availability of this option is subject to the terms of the policy, including the Incontestability and Suicide provisions.

o No benefit will be paid if the terminal illness is the result of intentionally self-inflicted injury(ies) at any time.

o    You may not exercise this option:

a) if required by law to use the Accelerated Death Benefit to meet the claims of creditors, whether in bankruptcy or otherwise; or

b) if required by a government agency to use the Accelerated Death Benefit in order to apply for, or obtain or otherwise keep a government benefit or entitlement.

o This option is not available if the maximum Accelerated Death Benefit has been paid.

o The face amount of the policy must be at least $50,000 at the time of the first written request.

Effect of Benefit Payment on Policy. After an Accelerated Death Benefit is paid, the policy and any riders and benefits will remain in effect, subject to the following adjustments.

The basic death benefit after payment of an Accelerated Death Benefit will equal the amount of the basic policy death benefit before the payment of the Accelerated Death Benefit, minus the result of multiplying A by B, where:

A    is the Accelerated Death Benefit; and

B    is 1 (one) plus an interest rate that is the greater of:

1)   the current yield of 90 day treasury bills; or

2)   the policy loan effective interest rate.

The adjustment to the policy will be proportional to the amount of the Accelerated Death Benefit. The basic death benefit and, if applicable, the policy's face amount, accumulation value, cash value, policy loan, and monthly no-lapse premium will be adjusted as of the effective date of this option.

The adjustments to the basic death benefit will be made in the following order:

o    policy layers, if any, beginning with the most recently added layer; and

o    remaining portions of the basic death benefit.

New policy charges and premiums will be based on the rates in effect for the resulting face amount.

Physical Examination. While a claim is pending, we reserve the right to obtain additional medical opinions and to have the insured examined at our expense by a physician of our choice.

Payment of Claims. We will pay the accelerated death benefit in a lump sum to you. If the insured dies before payment is made, we will pay the entire death benefit of the policy to the beneficiary.

Legal Actions. No legal action may be brought to recover the payment requested under this option within 60 days after written proof of the insured's terminal illness has been given to us. No such action may be brought after 3 years from the time we receive written proof of the insured's terminal illness.

Accident Indemnity Rider

This rider provides an accidental death benefit if it is in effect on the date the insured dies as a result of accidental bodily injury. The rider is available for insureds who meet our underwriting requirements and are between the ages of 5 and 65 on the rider date. The rider is only added to your policy if you apply for it and we approve your request. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result.

The accidental death benefit under the rider is in addition to any death benefit under the policy. The amount of the rider is shown in the policy data pages. The death benefit under the rider will be twice the amount shown in the policy data pages if the insured dies as a result of bodily injury sustained while the insured was a fare-paying passenger on a common carrier. There are various limitations on causes of death which qualify for death by accidental injury.

You may cancel the rider on any monthly policy date by sending us a written request for cancellation.

This rider will automatically terminate:

o if any premium for the rider remains unpaid after the end of the grace period;

o    if the policy is surrendered;

o    when the policy terminates; or

o    at the policy anniversary nearest the insured's age 70.

Extended No-Lapse Guarantee Rider

This rider provides an extended no-lapse guarantee for the policy. During the extended no-lapse guarantee period and while the rider is in force, the policy will not enter the grace period even if the monthly deductions are greater than the net cash value on a monthly policy date, provided the cumulative premium requirement is satisfied as of that monthly policy date. You elect to add this rider at the time of policy issue if you request it on your application; you select the level death benefit option (Option 1); and you qualify for an underwriting classification without extra ratings. There is a monthly deduction for this rider, and your monthly deductions will increase to reflect the cost of the rider. In addition, to keep the rider in force, you must meet a cumulative premium requirement each monthly policy date. The monthly extended no-lapse premium amount varies by policy and is shown in the policy data pages.

Cumulative Extended Premium No-Lapse Requirement. To keep the rider in force, you must meet the following cumulative premium requirement. On the policy date and each succeeding monthly policy date, the cumulative premiums paid must equal or exceed the sum of the monthly extended no-lapse guarantee premiums to that date.

Cumulative premiums are:

o    the sum of premiums paid; less

o    any policy debt as of the monthly policy date; less

o any partial withdrawals taken or premiums refunded on or before the monthly policy date.

If the policy contains a waiver provision rider and a disability claim is approved during the extended no-lapse period while the rider is in force, the monthly extended no-lapse premium will be waived for the same length of time that the policy is on waiver. Any waiver of a monthly extended no-lapse premium is subject to the terms of this rider. The extended no-lapse period will not be extended.

During the extended no-lapse period, the monthly extended no-lapse premium will change if any of the following changes occur on your policy:

o        we agree to an increase in the face amount;

o        we agree to a decrease in the face amount;

o        there is a decrease in the face amount due to a partial withdrawal;

o        we agree to add, terminate or change a rider; or

o        there is a change in the insured's underwriting classification.

We will adjust the monthly extended no-lapse premium prospectively starting with the date of change. The extended no-lapse guarantee period will not be extended.

If the extended no-lapse guarantee causes the policy not to be in default, the following will apply:

o Provided you continue to satisfy the cumulative premium requirement, the death benefit under the policy will be maintained under the rider until the monthly policy date when the net cash value exceeds the monthly deductions then due or until the end of the extended no-lapse period, whichever is earlier. If the death benefit is being maintained under the rider on the policy anniversary nearest age 100, it will continue to be maintained.

o All other riders except the Supplemental Adjustable Life Insurance Rider and any Waiver Provision Rider will terminate.

o We will continue to take monthly deductions from your accumulation value even if the death benefit is being maintained under the rider. As a result, your accumulation value and your net cash value could fall below zero.

o The policy may still go into default if the policy debt ever exceeds the accumulation value.

Monthly Rider Charge. There is a monthly charge of $0.06 for each $1,000 of face amount of the policy to which this rider applies. Face amount of the policy includes the face amount of the base policy, each layer, any supplemental coverage rider, and each rider layer under a supplemental coverage rider. This charge is taken monthly on the monthly policy date. If that date is not a valuation date, the charge will be taken on the next valuation date. The charge is a monthly rider deduction described in the Monthly Deductions section of the prospectus.

Automatic Termination. The rider will terminate on the first of the following:

o    the policy terminates for any reason;

o failure to meet the cumulative premium requirements on a monthly policy date;

o    you change the death benefit option from Option 1 to any other option; and

o    the extended no-lapse guarantee period ends.

Reinstatement. If the rider terminates solely because the cumulative premium test was not met, you may reinstate the rider within 30 days of the termination date.

To reinstate the rider, you must, within 30 days of the termination date:

o        request reinstatement in writing; and

o        pay us the premium required to reinstate the rider.

The premium required to reinstate the rider is equal to A plus B, where:

A is the amount required to satisfy the cumulative premium requirement as of the termination date; and

B    is an amount equal to two times the monthly extended no-lapse premium.

Reinstatement of the rider will be subject to all of the other provisions of this section.

Cancellation. You may cancel the rider by written request. Cancellation will be effective on the monthly policy date following the date we receive your written request to cancel the rider.

Extra Surrender Penalty Free Withdrawal Endorsement

This endorsement allows you to take an extra surrender penalty free withdrawal after the first policy year, in addition to the standard penalty free withdrawal amount. The endorsement will be added to your policy at issue if it has been approved in the state in which you apply for the policy. There is no additional charge for this endorsement. You may request an extra surrender penalty free withdrawal if you send us satisfactory written proof that the insured requires medical care for one of the following conditions:

o        heart attack;

o        stroke;

o        cancer (malignant tumor);

o        renal failure; or

o        major organ transplant.

This proof must consist of a doctor's certification acceptable to us.

Subject to a minimum $100 withdrawal amount, the maximum amount available for an extra withdrawal is:

o 10% of the policy's current accumulation value as of the date we approve the request; less

o    the sum of all extra withdrawals since the last policy anniversary.

There may be important tax consequences from taking making taking an extra surrender penalty free withdrawal under this endorsement. Consult a tax adviser regarding this endorsement.

Full Policy Surrender Penalty Waiver Endorsement

This endorsement provides that surrender penalties will be waived in the event the policy is fully surrendered during the first five policy years. You may request this endorsement on your application for the policy. The endorsement is only available with our consent and only at the time the policy is issued. Generally, we may consent to adding this endorsement to your policy only if your application stipulates that you plan to make premium payments of at least $100,000 per year for each of the first five policy years, among other criteria.

Guaranteed Insurability Rider

This rider allows you to apply for additional insurance on the insured without providing evidence of insurability. The rider is available to insureds between the ages of 0 and 33 who meet our underwriting requirements on the rider date. The rider is only added to your policy if you apply for it and we approve your request. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result. You may apply for the additional insurance on the available option dates and such insurance may be on any plan of level premium, level face amount whole life, endowment or flexible premium life insurance we are offering on the option date. The additional insurance may be issued as a new layer on your TransAccumulator VUL policy.

You may cancel this rider by sending us a written request for cancellation. The rider will terminate as of the monthly policy date following our receipt of your cancellation request.

This rider will automatically terminate:

o    if any premium remains unpaid after the end of the grace period; or

o    when the policy is surrendered; or

o    if the policy terminates; or

o on the policy anniversary nearest the insured's age 40, or when the maximum number of options have been exercised, whichever is sooner.

Insurance on Children Rider

This rider provides for a benefit to be paid if a covered child dies before his or her 25th birthday and before the policy anniversary nearest the insured's age
65. It is available on insureds who meet our underwriting requirements and are between the ages of 16 and 55 on the rider date. The rider is only added to your policy if you apply for it and we approve your request. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result.

Under this rider, you purchase term insurance for any child we approve for coverage under the rider. The term insurance is convertible to permanent plans of insurance we make available for this purpose. Conversion privileges exist when the child reaches age 25 or the policy anniversary nearest the insured's 65th birthday, provided the rider is in force on those dates.

You may cancel this rider on any monthly policy date by sending us a written request for cancellation. This rider will automatically terminate:

o    if any premium remains unpaid after the grace period;

o    when the policy is surrendered;

o    if the policy terminates;

o    on the policy anniversary nearest the insured's age 65;

o on the insured's death, subject to the provisions for paid-up term life insurance;

o    on the child's 25th birthday; or

o    when all or part of such insurance is converted.

Option for Additional Insurance Endorsement

This endorsement will be added to your policy if the insured is 65 years old or less on the policy date and meets our underwriting requirements for this endorsement. There are no charges for the endorsement and adding the endorsement will not increase the monthly deductions or the monthly no-lapse premiums on your policy.

If this endorsement is in effect on your policy, you may request us to issue additional insurance on the first, second or third policy anniversary, subject to the terms of the endorsement. The maximum amount of insurance available under the endorsement will be the lesser of:

o        the original face amount; or

o        $100,000.

If the insured is 50 years old or less on the policy date, no evidence of insurability will be required if you exercise the option for additional insurance. If the insured is between the ages of 51 and 65 on the policy date, we will require certain evidence of insurability before we will approve the request to exercise the option for additional insurance.

The additional coverage will be issued as a new TransAccumulator VUL policy or, if you request, as a new layer of coverage on your current policy. The new policy or layer, as applicable, will be dated and effective on the chosen option date.

Supplemental Adjustable Life Insurance Rider

While the rider is in force and subject to the terms of the rider and the policy, we will pay the rider death benefit after we receive due proof that the insured's death occurred while the rider was in force. The rider death benefit will be payable to the same person, and in the same manner, as the death benefit.

For purposes of the rider, the following definitions will apply:

o Age at Issue is the insured's age on the rider date for the rider or on the rider layer date for a rider layer.

o Monthly Deduction for the rider is an amount we withdraw from the accumulation value of the base policy and the accumulation value of each layer as described in the Rider Monthly Deductions provision in the prospectus.

o Reinstate means to restore coverage after the policy and the rider have lapsed.

Death Benefit. The face amount of the rider is shown in the policy data pages. The rider death benefit consists of the difference between:

o the death benefit generated by including the rider face amount and the face amount of any rider layers in the "face amount" in the calculations shown in the Death Benefit Option provisions; and

o    the death benefit that would be generated by excluding such amounts.

Increasing the Face Amount. If you increase the total face amount of the policy, a new layer will be added to the policy. Subject to our rules, you may allocate a portion of the increase to a new rider layer.

The new rider layer will have its own surrender penalty period for 16 years, beginning on the rider layer date. The monthly deduction for the new layer will take into account:

o        the total face amount of the policy;

o        the insured's gender;

o        the insured's class of risk as of the rider or rider layer date;

o        the insured's age on the rider layer date; and

o        how long the rider or rider layer has been in force.

We will issue new policy data pages showing the face amount of the new rider layer. After the increase, the monthly expense charge per thousand for the rider and any rider layers will be based on the new total face amount of the policy, including the rider and any rider layers.

Effect of Face Amount Increase. If the face amount of the rider or the rider layer is increased during the no-lapse period for the policy, the monthly no-lapse premiums on the policy will be recalculated for the remainder of the no-lapse period. The no-lapse period for the policy will not be extended. The increase in the face amount of the policy may cause a change in the monthly expense charge per thousand.

Decreasing the Face Amount. The rider or rider layer face amounts may be decrease according to the Decreasing the Face Amount provisions for the policy.

Any decrease of the face amount of the rider or a rider layer may cause a change in the maximum monthly expense charge per thousand and the maximum monthly expense charge per thousand to be charged for the rider or rider layer.

A surrender penalty will apply on the amount of the face amount reduction allocated to the rider during the first 16 rider years or to a rider layer during the first 16 rider layer years. Surrender penalties will be determined as described in the Decreasing the Face Amount provisions for the policy. There are Tables of Surrender Penalty Factors for the rider in the policy data pages. We will use these factors to determine the surrender penalty we will apply. There is no surrender penalty after 16 rider or rider layer years.
The face amount decrease will be applied such that the ratio of basic and supplemental coverage segments on any remaining layer total amount or base policy total amount after the decrease will be the same as before the decrease.

We will issue new policy data pages showing the new rider face amount and any new rider layer face amounts. After the decrease:

o The monthly expense charge per thousand for the rider or for a rider layer will be based on the new total face amount of the policy; and

o Any future surrender penalties for the rider or any rider layer will be based on the new face amount of the rider or rider layer.

Effect of Face Amount Decrease. If the face amount of the rider or a rider layer is decreased during the no-lapse period for the policy, the monthly no-lapse premiums on the policy will be recalculated for the remainder of the no-lapse period. The no-lapse period will not be extended. The decrease in the face amount of the policy may cause a change in the monthly expense charge per thousand to be charged.

Surrenders and Surrender Penalties. A partial surrender or surrender penalty free withdrawal may result in a reduction in the face amount of the rider or of a rider layer, as provided in the Partial Surrender provisions.

If a partial withdrawal results in a reduction in the base policy total amount or any layer total amount, the reduction will be applied so that, for any remaining base policy total amount or any remaining layer total amount, the ratio of basic coverage to supplemental coverage will be the same as before the reduction.

During the first 16 rider or rider layer years, we will assess a proportionate surrender penalty on any surrender amount that is attributable to the rider or to a rider layer. Surrender penalties will be determined as described in the Partial Surrender section. There are Tables of Surrender Penalty Factors for the rider and rider layers in the policy data pages. We will use the factors in the table to determine the surrender penalty we will apply. There is no surrender penalty after 16 rider layer years.

A full surrender of the policy under the NONFORFEITURE OPTION - FULL SURRENDER will result in a surrender penalty being assessed on any surrender amount that is attributable to the rider during the first 16 rider years, or to a rider layer during the first 16 rider layer years.

To calculate the surrender penalty for the rider, find the surrender factor for the current rider year. Multiply this factor by the number of thousands of rider face amount. This is the surrender penalty for the rider. There is no surrender penalty for the rider after the first 16 rider years.

To calculate the surrender penalty for a rider layer, find the surrender factor for the current rider layer year. Multiply this factor by the number of thousands of rider layer face amount. This is the surrender penalty for the rider layer. There is no surrender penalty for a rider layer after 16 rider layer years.

Effects of Guaranteed Exchange Option. In addition to the conditions in the Guaranteed Exchange Option section, the following conditions will also apply.

If the policy includes any supplemental coverage under the rider and the new policy allows for a supplemental coverage rider, the minimum initial premium for the new policy will be determined with reference to the required annual premiums for the basic coverage and for the supplemental coverage under the new policy.

If the policy includes any supplemental coverage under the rider and the new policy also allows for a supplemental coverage rider, the surrender penalty period offset under the new policy will be determined with reference to the surrender penalty periods for the basic coverage and for the supplemental coverage under the policy.

Amount We Pay is Limited in the Event of Suicide. If the insured dies by suicide, while sane or insane, within two years from the issue date of the rider, we will be liable only for the amount of premiums paid for the rider.

If you request an increase in the face amount of the rider, this suicide provision will start anew, beginning on the rider layer date, but any extension of the original exclusion period will be applicable only to the face amount of that rider layer.

Misstatement of Age or Sex in the Application. If there is a misstatement of the insured's age or gender in the application, we will adjust the excess of:

o the portion of the policy's death benefit that is attributable to the rider over

o the portion of the policy's accumulation value that is attributable to the rider to that which would be purchased by the most recent monthly deduction at the correct age or sex.

Termination of Insurance. The rider will terminate when the policy terminates. If the rider is issued with a rider date that is the same as a layer date, the rider will terminate when the layer total amount is reduced to zero.

Reinstatement. The rider is subject to the REINSTATEMENT provision. When reinstated, the face amount of the rider or any rider layer will be the same as at the time of lapse.

No Cash Value or Dividends. This rider has no cash value and does not participate in our profits or surplus.

Surrender Penalty Deferral Endorsement

This endorsement allows you, on a one-time basis, to defer the surrender penalty due the first time you request a decrease in the face amount on or after the fifth policy anniversary. If approved in the state in which you apply for the policy, this endorsement will be added to your policy at issue if:

o You indicate you plan to pay at least $50,000 per year for the first 5 policy years, and

o    You request the endorsement on the application.

There is no charge for this endorsement. It can be added to your policy only when it is issued. You may pay the premium in advance, subject to the Premium Limitations provisions of the policy.

If you subsequently request another decrease in face amount or a full or partial surrender during the surrender penalty period for any coverage segment on which the surrender penalties were deferred, we will assess the surrender penalty due under the original face amount (not the reduced amount) plus the surrender penalty due from this subsequent transaction.

We will not defer the surrender penalty for a full or partial surrender. We will not defer the surrender penalty for a decrease in face amount effective prior to the end of the fifth policy year. You will be assessed the appropriate surrender penalty in those circumstances.

Waiver Provision Rider

This rider provides that we will waive each monthly deduction due immediately on or after the insured's 10th birthday if the insured becomes totally disabled. While monthly deductions are being waived, premium payments are not required. The rider is available to insureds who meet our underwriting requirements and are age 55 years old or less on the rider date. The rider is only added to your policy if you apply for it and we approve your request. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result. For purposes of this benefit, a disability is considered to be total when the insured becomes so disabled by injury or disease that he or she is unable to perform substantially all of the material duties of any gainful work for which the insured is, or becomes, fitted by reason of education, training or experience. If the insured is a student, then "any gainful work" includes going to school. A total disability includes the insured's loss of sight in both eyes, or the use of both feet or both hands, or of one hand and one foot. The beginning of total disability will be the beginning of the disability which totally disables the insured for not less than six months. We will not pay any benefit under the rider if the insured's total disability results directly or indirectly from:

o        intentionally self-inflicted injury;

o        participation in an insurrection; or

o        war, declared or undeclared, or any act of war.

Benefits will end if the insured is no longer totally disabled, or if the insured does not give us due proof, or refuses to submit a requested medical examination.

You may cancel the rider on any monthly policy date by sending us a written request for cancellation.

This rider will automatically terminate:

o    if the policy is surrendered;

o    if the policy lapses; or

o at the policy anniversary nearest the insured becoming age 60 subject to any claims under the rider.

OTHER POLICY PROVISIONS

The following policy provisions may vary by state.

Delay of Payments

We may postpone any transaction involving the separate account during any period when:

o trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or the New York Stock Exchange is closed for days other than weekends or holidays;

o    the  Securities  and  Exchange   Commission  has  allowed  or  ordered  the
     suspension described above; or

o the Securities and Exchange Commission has determined that an emergency exists such that disposal of mutual fund securities or valuation of assets is not reasonably practical.

Transactions involving the separate account include the following, to the extent the amounts of the transactions come from the portion of the accumulation value in the separate account:

o        transfers between or among sub-accounts;

o        transfers to or from the separate account;

o        policy loans;

o        exchange of the policy under the Guaranteed Exchange Option;

o        partial or full surrenders; and

o        death benefits payments.

We may delay paying you any portion of a partial or full surrender that comes from the accumulation value in the fixed account for up to six months after we receive your written request for the surrender.

We may delay making a loan to you to the extent that the loan is deducted from the portion of the accumulation value in the fixed account for up to six months after we receive your written request for the loan. We will not delay any loan allocated solely to the fixed account made to pay premiums due on the policy.

We may delay any payment until all premium checks have cleared.

Guaranteed Exchange Option

Under the Guaranteed Exchange Option, you may exchange your current policy for a fixed policy offered by us without providing us evidence of insurability. The exchange must be to an adjustable life insurance policy on a form designated by us for such purpose. Under this option, you terminate your coverage under the current policy in exchange for equal coverage under a fixed policy not offering sub-accounts. You may exercise this option at any time before the 20th policy anniversary or the policy anniversary nearest age 95, whichever comes first, if all of the following conditions are met:

o    the insured is living;

o    the current policy does not have any outstanding loans;

o    monthly  deductions are not being waived under the Waiver  Provision Rider;
     and

o the death benefit under the policy is not being maintained under a no-lapse option.

We will transfer the accumulation value on the date the current policy is exchanged for the new policy. If the current policy includes one or more layers, and the new policy allows for layers, the accumulation value in each layer and in the base policy will be transferred accordingly to the layers and the base policy of the new policy.

Effective Date. The effective date of the new policy will be the date the current policy is exchanged. The policy date of the new policy will be the same as the policy date of the current TransAccumulator VUL policy. If the new policy allows for layers, the layer date for each layer of the new policy will be the same as the layer date for the equivalent layer of the current policy. We may limit the effective date to the policy anniversary following the date we receive all requirements in good order. Before the date of the exchange, you will continue to have all rights under the current policy, including the right to allocate net premiums to the sub-accounts and to transfer amounts among investment options. If you wish to transfer accumulation values to the fixed account of your policy until the date of the exchange, you must provide us with transfer instructions to that effect.

Application. We must receive all of the following in order to process the exchange:

o A policy change application indicating your request to exercise this option and your request to surrender the current policy.

o    The release of any lien against or assignment of the current policy.

o    The current policy.

o    Payment of any amount due for the exchange, if applicable.

We will consider the application for the current policy together with the policy change application to be the application for the new policy.

New Policy. The new policy will be based on the sex, age and class of risk of the insured as of the policy date of the current policy. If the current policy includes one or more layers, and the new policy allows for layers, the sex, age and class of risk of the insured under a layer will apply to the equivalent layer on the new policy. The premiums for the new policy will be based on our published rates in effect on the date you request the exchange. If the Accelerated Death Benefit Option Endorsement is part of the current policy, it will automatically become a part of the new policy. Any other riders that form a part of the current policy, and any new riders requested, will become a part of the new policy only if we agree to provide them on the date of the exchange. We will not pay a death benefit under both the current policy and the new policy.

Assignment. If there is an assignment on the current policy and you want to carry over that assignment to the new policy, you must execute a new assignment.

Exchange Adjustments. The minimum initial premium for the new policy will be equal to:

o the cumulative total of any required premiums applicable for the number of years that the current policy was in force; minus

o    the total accumulation value transferred to the new policy.

If the current policy includes one or more layers and the new policy allows for layers, then the minimum initial premium for the new policy will be equal to:

o the cumulative total of any required premiums applicable to the new policy for the number of years that the current policy was in force minus the total accumulation value transferred to the new policy from the current policy's base policy; plus

o the cumulative total of any required premiums applicable to each layer on the new policy for the number of years that the applicable layer on the current policy was in force minus the total accumulation value transferred to each layer on the new policy from the applicable layer on the current policy.

If the current policy includes supplemental coverage under a supplemental coverage rider and the new policy allows for supplemental coverage under a supplemental coverage rider, then the minimum initial premium will be determined with reference to any required premiums for the basic coverage and for the supplemental coverage under the new policy.

Surrender Penalty Period. The period for which the coverage segment under the current policy was in effect before the date of the exchange will be used to reduce the surrender penalty period under the applicable coverage segment of the new policy.

Suicide and Incontestability. The period for which the current policy and any layers was in effect before the date of the exchange will be used to reduce the time period for any suicide and incontestability provision under the new policy and any layers of the new policy.

Ownership. The owner of the new policy will be the same as the owner of the current policy. You may change the owner of the new policy if you indicate this on the application for the new policy and complete a transfer of ownership form. We may also require that the owner of the new policy provide us with evidence of insurable interest in the life of the insured. A change in ownership may have tax consequences.

Beneficiary. The beneficiary of the new policy will be the same as the beneficiary of the current policy. You may change the beneficiary of the new policy if you indicate this in the policy change form and complete a change of beneficiary form. We may also require that the new beneficiary provide us with evidence of insurable interest in the life of the insured.

Termination. This Guaranteed Exchange Option terminates on the earliest:

o    the 20th policy anniversary;

o    the policy anniversary nearest the insured's age 95;

o    the date the current policy is surrendered or terminated; or

o the date the current policy lapses under the Grace Period provision in the prospectus.

Misstatement of Age or Sex. If a misstatement of the insured's age or gender is found before this option is exercised and the current policy's death benefit is changed as a result, the face amount of the new policy will be based on the adjusted face amount of the current policy.

If a misstatement of the insured's age or gender is found after this option is exercised, the death benefit amount under the new policy will be subject to the Misstatement of Age or Sex provision of the new policy.

Policy Changes. If the face amount of the current policy is changed for any reason, we will proportionately change the benefit amount of the option.

Incontestability of the Policy

Except for fraud or nonpayment of premiums, the policy will be incontestable after it has been in force during the insured's lifetime for two years from the date of issue. This provision does not apply to any rider providing benefits specifically for disability or accidental death. If the policy was issued to you as a result of a contractual conversion from another policy we issued to you, the period for which the new policy was in force before the date of conversion will be used to offset the time period for incontestability under the new policy.

When a layer is added to the policy, this incontestability provision will start anew with respect to that layer, based on statements made in the application for that layer, beginning on the layer date.

If a supplemental coverage rider is in effect, the rider will be incontestable after it has been in force during the insured's lifetime for two years from the rider issue date.

If you request an increase in the face amount of the supplemental coverage rider, the incontestability provision will start over, beginning on the rider layer date. An extension of the original incontestability period will apply only to the face amount of that rider layer.

If the base policy is rescinded for any contestable reason (e.g., material misrepresentation), we will be liable only for the amount of premiums, less any partial surrenders, surrender penalty free withdrawals, loans and loan interest due, allocated to the base policy. The base policy will be rescinded as of the policy date. If a layer is rescinded for any contestable reason, we will be liable only for the amount of premiums, less any partial surrenders, surrender penalty free withdrawals, loans and loan interest due, allocated to the layer. The layer will be rescinded as of the layer date.

If the policy lapses and is reinstated during the first two years it is in force, the reinstated policy may be rescinded only for a contestable reason that is in the application or reinstatement application. If a policy lapses and is reinstated after the first two years it is in force, the reinstated policy may be rescinded only for a contestable reason that is in the reinstatement application. When a policy is reinstated, this incontestability provision will start anew with respect to statements in the reinstatement application for that layer, beginning on the date the layer is reinstated.

If a supplemental coverage rider lapses and is reinstated during the first two years it is in force, the reinstated rider may be rescinded only for a contestable reason that is in the application or reinstatement application. If a rider lapses and is reinstated after the first two years it is in force, the reinstated rider may be rescinded only for a contestable reason that is in the reinstatement application. When a rider is reinstated, this incontestability provision will start anew with respect to statements in the reinstatement application for that rider, beginning on the date the rider is reinstated.

Misstatement of Age or Sex in the Application

If there is a misstatement of the insured's age or gender in the application, we will adjust the excess of the death benefit over the accumulation value to that which would be purchased by the most recent monthly deduction at the correct age or gender.

Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, we will be liable only for the amount of premiums paid, less any partial surrender penalty free withdrawals, loans and loan interest due.

If the policy is issued to you as a result of a contractual conversion from another policy we issued to you, the period the old policy was in force before the date of conversion will be used to offset the time period for the suicide exclusion under the new policy.

When a layer is added to the policy, the suicide provision will start anew with respect to that layer, beginning on the layer date. If the insured dies by suicide, while sane or insane, within two years from the layer date, we will be liable only for the amount of premiums, less any partial surrenders, surrender penalty free withdrawals, loans and loan interest due, that have been allocated to that layer.

If a supplemental insurance rider is in effect on the date the insured dies by suicide and within two years from the rider issue date, we will be liable only for the amount of premiums paid for the rider. If you request an increase in the face amount of the rider, the suicide provision will start over, beginning on the rider layer date. An extension of the original exclusion period will apply only to the face amount of that rider layer.

SETTLEMENT OPTIONS

Benefit Payment Options

When the insured dies while the policy is in force, we will pay the death benefit in a lump sum unless you or the beneficiary choose a settlement option. You may choose a settlement option while the insured is living. You may also choose one of these options as a method of receiving any surrender proceeds that are available under the policy. The beneficiary may choose a benefit option after the insured has died. The beneficiary's right to choose will be subject to any benefit payment option restrictions in effect at the insured's death.

Settlement options are obligations of and are paid from our general account and are not based on the investment experience of the separate account.

When we receive a satisfactory written request, we will pay the benefit according to one of these options:

OPTION A: Installments for a Guaranteed Period. We will pay equal installments for a guaranteed period of from one to thirty years. Each installment will consist of part benefit and part interest. We will pay the installments monthly, quarterly, semi-annually or annually, as requested.

OPTION B: Installments for Life with a Guaranteed Period. We will pay equal monthly installments as long as the designated individual is living, but we will not make payments for less than the guaranteed period the payee chooses. The guaranteed period may be either 10 years or 20 years. We will pay the installments monthly.

OPTION C: Benefit Deposited with Interest. We will hold the benefit on deposit. It will earn interest at the annual interest rate we are paying as of the date of the insured's death or the date you surrender the policy. We will not pay less than 2 1/2% annual interest. We will pay the earned interest monthly, quarterly, semi-annually or annually, as requested. The payee may withdraw part or all of the benefit and earned interest at any time.

OPTION D: Installments of a Selected Amount. We will pay installments of a selected amount until we have paid the entire benefit and accumulated interest.

OPTION E: Annuity. We will use the benefit as a single payment to buy an annuity. The annuity may be payable based on the life of one or two designated individuals. It may be payable for life with or without a guaranteed period, as requested. The annuity payment will not be less than payments available under our then current annuity contracts.

General

The payee may arrange any other method of benefit payment as long as we agree to it. There must be at least $10,000 available for any option and the amount of each installment must be at least $100. If the benefit amount is not enough to meet these requirements, we will pay the benefit in a lump sum.

Installments that depend on the designated individual's age are based on that individual's age on his or her birthday that is nearest the date of the insured's death or the date you surrender the policy. If the death benefit is payable, the settlement option will start on the date of the insured's death. If you surrender the policy, the settlement option will start on the date we receive your written surrender request.

We will pay the first installment under any option on the date the option starts. Any unpaid balance we hold under Options A, B or D will earn interest at the rate we are paying at the time of settlement. We will not pay less than 3% annual interest.

If the payee does not live to receive all guaranteed payments under Options A, B or D or any amount deposited under Option C, plus any accumulated interest, we will pay the remaining benefit as scheduled to the payee's estate. If the payee does not live to receive all guaranteed payments under Option E, we will pay the remaining benefit as scheduled to the payee's estate. The payee may name and change a successor payee for any amount we would otherwise pay the payee's estate.

REPORTS

We maintain the records for the separate account.

We will send you a statement at least once a year, without charge, showing the face amount, accumulation value, net cash value, loans, partial surrenders, surrender penalty free withdrawals, premiums paid and charges as of the statement date. The statement will also include summary information about the portions of your accumulation value in the fixed account, the sub-accounts and the loan account. We may include additional information.

Scheduled periodic transactions, such as monthly premiums under the pre-authorized withdrawal program and monthly deductions, will be confirmed quarterly in lieu of an immediate transaction confirmation.

Upon written request at any time, we will send you an illustration of your policy's benefits and values. There will be no charge for the first illustration in each policy year. We reserve the right to charge a fee up to $25 for any illustration after the first in any policy year.


SALES OF POLICY

We currently offer the policies on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering.

Principal Underwriter


Transamerica Securities Sales Corporation, or TSSC, acts as the principal underwriter and general distributor of the policy pursuant to a distribution agreement with us. TSSC is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA, Inc. TSSC is not a member of the Securities Investor Protection Corporation. TSSC was organized on February 26, 1986, under the laws of the state of Maryland. TSSC enters into selling agreements with other broker-dealers for sales of the policies through their sales representatives who are appointed by us to sell variable universal life insurance policies.


TSSC's principal business office is located at 1150 South Olive Street, Los Angeles, California 90015-2211. TSSC is an affiliate of TOLIC and, like TOLIC, is an indirect, wholly owned subsidiary of AEGON USA.

Sales Compensation

The policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with TSSC. Sales representatives are appointed as our insurance agents.


During years 2007, 2006, and 2005, the amounts paid to TSSC in connection with all policies sold through the separate account were $1,866,311.33, $2,924,135.94, and $3,264,382.05, respectively. TSSC passes through commissions it receives to selling firms for their sales and does not retain any portion of it.


We may pay certain selling firms additional cash amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives;
(2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

o    the administrative charge;

o    the monthly deductions;

o    the surrender penalty; and

o investment earnings on amounts allocated under policies to the fixed account.

Commissions paid on the policy, including other incentives or payments, are not charged to the policy owners or the separate account.

Pending regulatory approvals, TSSC intends to distribute the policy in all states, except New York, as well as in the District of Columbia and in certain possessions and territories.

Sales in Special Situations

We may sell the policies in special situations that are expected to involve reduced expenses for us. These instances may include sales to sales agents, known as registered representatives, and their families. To qualify, sale agents must be appointed with us to sell our variable universal life insurance products in the state in which they reside and/or regularly conduct business as a registered representative. Families are the registered representative's spouse and children under age 21.

In these situations, we may offer policies to these individuals in which both:

a) the surrender penalties are waived for full and partial surrenders, as well as for reductions in face amount; and

b) no compensation is paid by us to the registered representative's broker-dealer.

These reductions in fees or charges may be taxable.


ADDITIONAL POLICY INFORMATION

Example of Administrative Charges

We will allocate premiums among the coverage segments of the base policy and any layers in the same proportion as the target amounts for each. We deduct administrative charges from gross premiums based on the coverage segment to which premiums are allocated before crediting net premiums to the accumulation value of the base policy or the layer.

For example, if the target amount for the base policy is $3,000, and you pay a premium allocated to the base policy of $4,000 during the first policy year, we assess an administrative charge of 7.60% against the first $3,000 of premium, and an administrative charge of 3.60% on the next $1,000 of premium. Beginning on the next policy anniversary, the premium you pay will be subject to the 7.60% charge on the amount of premium received by us during that policy year, until the total premium for the base policy in that policy year equals the target amount for the base policy. If that same premium was allocated to a supplemental coverage rider, and that rider also had a target amount of $3,000, we would currently deduct a charge of 3.60% on the full amount of the premium. The guaranteed maximum charges, however, would be 8.6% of the amount of premium to the target amount of $3,000 and 3.60% on the remaining $1,000. Again, beginning on the rider anniversary through the 10th rider year, the premium paid during that rider year would be subject to the maximum charge of 8.60% of premium up to the target amount for that year.

Example of a Monthly Deduction

Let us assume that a policy was issued with a female insured, age 45 at issue, qualifying for our preferred nonsmoker risk class. Let's further assume that the policy issued consists of a base policy with a face amount of $200,000 and a supplemental coverage layer with a face amount of $50,000. The death benefit option selected was the level option (Option 1). The policy issued uses the guideline premium test for the life insurance qualification test. No other riders were added to the policy; no layers were added after the first policy year; and there have been no decreases in face amount and no partial withdrawals taken. On the monthly policy date, the accumulation value is $15,000 and is allocated fully to the sub-accounts of the policy, and the policy is in its third policy year.

The current monthly deduction rate for the base policy during the third policy year is $0.050833 per $1,000 of the net amount at risk attributable to the base policy. The current monthly deduction rate for the supplemental coverage is $0.050833 per $1,000 of the net amount at risk attributable to the rider.

The current monthly expense charge per thousand for the base policy is $0.1725 per $1,000 of base policy face amount. The current monthly expense charge per thousand for the supplemental coverage rider is $0.00 per $1,000 of supplemental coverage face amount.

The net amount at risk on the base policy total amount is:

o    the death benefit times the monthly death benefit discount factor; minus

o    the accumulation value.

The death benefit in this case is $250,000. The death benefit for the level death benefit option is the face amount of the policy so long as the accumulation value times the death benefit factor is less than the face amount of the policy.

The net amount at risk on the base policy total amount is, therefore:

o    ($250,000 times 0.99754), minus

o    $15,000.

This equals $234,385.

The net amount at risk on the base policy is:

o    $234,385 times

o the base policy face amount ($200,000) divided by the base policy total amount ($250,000).

This is equal to $187,508.

The net amount at risk on the supplemental coverage rider is:

o    $234,385 times

o the supplemental coverage rider face amount ($50,000) divided by the base policy total amount ($250,000).

This is equal to $46,877.

The monthly deduction, then, is equal to:

1. The current monthly deduction rate for the base policy of $0.050833 times .001 times $187,508, or $9.53; plus

2. The monthly deduction for the rider:

a. The current monthly deduction rate for the rider of $0.050833 times .001 times $46,877, or $2.38; plus

b. The monthly expense charge per thousand for the rider, which is $0.00 based on the charges we currently assess; plus

3.   The monthly  policy fee of $6.00 based on the charges we currently  assess;
     plus

4. The monthly expense charge per thousand for the base policy of $0.1725 per $1,000 of base policy face amount, which is equal to:

o    $0.1725 times .001 times $200,000, or $34.50; plus

5.   The monthly mortality and expense risk charge, which is equal to:

o    0.0065 divided by twelve times $15,000, or $8.13.

The total monthly deduction using charges and fees that we are currently assessing is $60.54. The total is equal to the sum of the different current charges shown:

o        $9.53, plus
o        $2.38, plus
o        $6.00, plus
o        $34.50, plus
o        $8.13.

If we assessed the maximum guaranteed charges and fees, the following fees and charges would be higher than the current charges:

o    The monthly deduction rate for the base policy would be $0.338333;

o The monthly deduction rate for the supplemental coverage rider would be $0.338333;

o The monthly expense charge per thousand for the supplemental coverage rider would be $0.17425; and

o    The policy fee would be $10.

As a result, the total monthly deduction in our example using guaranteed maximum charges and fees would be:

1. The monthly deduction rate for the base policy of $0.338333 times .001 times $187,508, or $63.44; plus

2.   The monthly deduction for the rider:

a. The monthly deduction rate for the rider of $0.338333 times .001 times $46,877; or $15.86; plus

b. The monthly expense charge per thousand for the rider of $0.17425 per $1,000 of the rider face amount, which is equal to: $0.17425 times .001 times $50,000, or $8.71; plus

3.   The monthly policy fee of $10.00; plus

4. The monthly expense charge per thousand for the base policy of $0.1725 per $1,000 of the base policy face amount, which is equal to $0.1725 times .001 times $200,000, or $34.50 plus

5. The monthly mortality and expense risk charge, which is equal to: 0.0065 divided by twelve times $15,000, or $8.13.

The total monthly deduction using the maximum guaranteed charges and fees is $140.64. The total is equal to the sum of the different guaranteed charges shown:

o        $63.44, plus
o        $15.86, plus
o        $8.71, plus
o        $10.00, plus
o        $34.50, plus
o        $8.13.

Allocation of Premiums

We will allocate premiums among the coverage segments of the base policy and any layers in the same proportion as the target amounts for each. We deduct administrative charges from gross premiums based on the coverage segment to which premiums are allocated before crediting net premiums to the accumulation value of the base policy or the layer.

As an example, assume your policy was issued three years ago and that your coverage includes basic coverage under the base policy and supplemental coverage under a supplemental coverage rider. Also assume that after the first year we approved a face amount increase as a layer of coverage and also approved an increase in supplemental overage as a rider layer.

The target amounts for each coverage segment are assumed to be:

                                                                              Target Amount as
Coverage Segment                              Assumed Target Amount       % of Total Target Amount
----------------                              ---------------------       ------------------------
Base Policy - Basic Coverage                          $3,000                         48%
Supplemental Coverage Rider                           $1,000                         16%
Layer - Basic Coverage                                 $750                          12%
Rider Layer - Supplemental Coverage                   $1,500                         24%

Total Target Amounts                                  $6,250                        100%

To determine the percentage allocation for each coverage segment, you divide the target amount for the coverage segment by the "total target amounts" (the sum of the target amounts for each coverage segments) and then multiply that result by 100.

Let us assume that you have made no premium payments in the current policy or layer years. If we then assume that you make a premium payment of $8,000, we will allocate that premium among the coverage segments as follows:

                                                 Target Amount as           Premium Allocated to
Coverage Segment                             % of Total Target Amount         Coverage Segment
----------------                             ------------------------         ----------------
Base Policy - Basic Coverage                           48%                         $3,840
Supplemental Coverage Rider                            16%                         $1,280
Layer - Basic Coverage                                 12%                          $960
Rider Layer - Supplemental Coverage                    24%                         $1,920

Total Target Amounts                                   100%                        $8,000

The administrative charge deducted from the gross premium allocated to a basic coverage segment is 7.6% of the premium, up to the target amount each year for the coverage segment during the first 10 years for the coverage segment. All other premiums allocated to a basic coverage segment are assessed an administrative charge of 3.6% of the premium.

The premium allocated to the base policy basic coverage segment is $3,840. The target amount for the coverage segment is $3,000. The current premium is the only premium paid for this policy year and, therefore, we will deduct an administrative charge equal to $258.24 from the premium allocated to the base policy basic coverage. This is equal to 7.60% of $3,000, or $228, plus 3.60% of $840, or $30.24. Any further premiums paid during the same policy year would be assessed an administrative charge of 3.60% since the premiums paid in this year have exceeded the target amount for the coverage segment. Premiums received during the next policy year, however, will again be subject to the 7.60% administrative charge on premiums paid during that policy year, until the total premiums paid equal the target amount for the coverage segment.

In a similar manner, the administrative charges for premiums allocated to the other coverage segments would be determined. The premium allocated to the supplemental coverage rider is $1,280. The target amount for the coverage segment is $1,000. Currently, we assess an administrative charge of 3.60% on all premiums allocated to supplemental coverage segments. The current administrative charge is, therefore, $46.08. The maximum guaranteed charge we could charge, however, is 8.60% of premiums up to target amounts during each of the first 10 rider years, and 3.60% on any other premiums. The maximum guaranteed charge we could charge in this example would be $96.08. This is equal to 8.60% of the target amount of $1,000 and 3.60% on the remaining amount of $280.

These same type calculations for the premiums allocated to the layer result in an administrative charge of $64.56; for the current administrative charge for premiums allocated to the rider layer of $69.12, while the maximum guaranteed charges would be $144.12.

The premium minus the administrative charge is the net premium credited to the base policy or layer accumulation value. In our example, the net premium allocated to the base policy accumulation value is the net premium for the base policy plus the net premium for the supplemental coverage rider, since the rider coverage segment was issued at the same time as the base policy. The net premium allocated to the base policy accumulation value, using the current administrative charges we assess is:

o        $3,840 minus $258.24; plus

o        $1,280 minus $46.08; equals

o        $4,815.68.

The net premium we allocate to the layer accumulation value is the net premium for the layer plus the net premium for the supplemental coverage rider layer, since the rider layer was issued at the same time as the layer. The net premium we allocate to the layer accumulation value, using the current administrative charges we assess is:

o        $960 minus $64.56; plus

o        $1,920 minus $69.12; equals

o        $2,746.32.

LIFE INSURANCE QUALIFICATION TESTS AND THE DEATH BENEFIT

The following example illustrates how the death benefit is determined under each of the life insurance qualification tests. The example is for a TransAccumulator VUL policy with a face amount of $250,000, issued to a male qualifying for the preferred non-smoker risk class who is 45 years old at the time the death benefit is calculated. The policy is assumed to be in its 10th policy year, and we further assume that there is no policy debt on the policy, and there have been no partial withdrawals taken. We also assume that premiums equal to $30,000 have been paid into the policy.

The death benefit factor under the assumptions listed above is 2.94 for the cash value accumulation test and 2.15 for the guideline premium test.

For death benefit option 1, the death benefit will be the face amount of the policy if the accumulation value is less than $85,035 under the cash value accumulation test or less than $116,280 under the guideline premium test. If the accumulation value is at least equal to the amounts shown, then the death benefit would be the accumulation value times the death benefit factor:

a) 2.94 times $85,035 is $250,003. This is greater than the face amount of $250,000.

b) 2.15 times $116,280 is $250,002. This is greater than the face amount of $250,000.

For death benefit option 2, the death benefit will be the face amount plus the accumulation value if the accumulation value is less than $128,867 under the cash value accumulation test or less than $217,393 under the guideline premium test. If the accumulation value is at least equal to the amounts shown, then the death benefit would be the accumulation value times the death benefit factor.

a) 2.94 times $128,867 is $378,869. This is greater than the face amount ($250,000) plus the accumulation value ($128,867), or $378,867.

b) 2.15 times $217,393 is $467,395. This is greater than the face amount ($250,000) plus the accumulation value ($217,393), or $467,393.

For death benefit option 3, the death benefit will be the face amount plus the premium (reduced by the amount of any premium refunds and by the amount of any partial withdrawals excluding any surrender penalties) if the accumulation value is less than $95,239 under the cash value accumulation test or less than $130,233 under the guideline premium test. If the accumulation value is at least equal to the amounts shown, then the death benefit would be the accumulation value times the death benefit factor.

a) 2.94 times $95,239 is $280,003. This is greater than the face amount ($250,000) plus the premiums paid adjusted for partial withdrawals and premium refunds ($30,000), or $280,000.

b) 2.15 times $130,233 is $280,001. This is greater than the face amount ($250,000) plus the premiums paid adjusted for partial withdrawals and premium refunds ($30,000), or $280,000.

You should also refer to the DEATH BENEFIT provisions in the prospectus.

PERFORMANCE INFORMATION

We may publish average annual total return performance information based on the periods that the portfolios have been in existence. The results for any period prior to the policies being offered will be calculated as if the policies had been offered during that period of time, with all charges assumed to be those applicable to the sub-accounts and the portfolios.

The average annual total returns shown will reflect sub-account performance, and will include deductions for expenses of the portfolios and may include deductions for the mortality and expense risk charge of the separate account. The performance numbers will generally NOT include any of the charges, fees or deductions associated with the policies including charges for any riders. Specifically, they will not include the applicable administrative charge of up to 7.60% of premium for basic coverage or up to 8.60% of premium for supplemental coverage; the monthly deductions (which include mortality and expense risk charges and rider charges, among other charges); any other fees or charges; nor the surrender charges for surrenders during the first 12 policy or layer years for basic coverage or the first 16 rider or rider layer years for supplemental coverage. If these charges, fees and deductions were taken into consideration, the performance would have been less. We may publish other performance calculations. If we publish performance numbers that include deductions for the mortality and expense risk charge of the separate account, then the portion of monthly deductions for the mortality and expense risk charge will be included in the performance numbers.

Average annual total returns assume that a sub-account's performance is constant over the entire period for which returns are shown. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

Calculation of Average Annual Total Returns

Quotations of average annual total return for any sub-account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a sub-account over a period of one, five and ten years (or, if less, up to the life of the sub-account), calculated pursuant to the formula:

P (1 + T)n = ERV

Where:
     P     =   the initial value
     T     =   an average annual total return
     N     =   the number years
     ERV   =   the ending value made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, 10 year period (or fractional portion thereof).

When a deduction for the mortality and expense risk charge is reflected in the average annual total returns published, we reduce the average annual returns calculated according to the formula, above, by the annual effective rate of 0.65%.

Sub-Account Average Annual Total Returns Net of Portfolio Expenses (as of 12/31/2007)


The performance information in the following table reflects sub-account performance net of portfolio expenses. The performance shown does NOT include any of the policy charges, fees, or expenses. Specifically, the performance shown does not reflect the administrative charge deducted from premiums; the monthly deductions (including the mortality and expense risk charge and any rider charges) under the policy; nor surrender penalties. If these charges and deductions were included, the figures below would be lower. You may request a personalized illustration from your registered representative which reflects the cost of your insurance as well as the sub-accounts' expenses.

                                                                                                      Sub-Account    Since
                                         Portfolio                                                    Inception   Sub-Account
                                         Inception                                        Since          Date      Inception

Portfolio                                  Date       One Year   Five Years   Ten Years   Inception                  Date
---------                                  ----       --------   ----------   ---------   ---------                  ----
Alger American Income & Growth -        11/15/1988     10.13%      11.76%       6.72%       10.04%    02/04/2002  3.85%
Class O
AllianceBernstein VP Growth and         06/01/1999     4.86%       13.53%        N/A        6.36%     02/04/2002  7.20%
Income Portfolio - Class B
AllianceBernstein VP Large Cap Growth   07/14/1999     13.61%      11.62%        N/A        -0.83%    02/04/2002  4.20%
Portfolio - Class B
Dreyfus Investment Portfolios -
MidCap Stock Portfolio - Initial        05/01/1998     1.50%       12.48%        N/A        6.16%     02/04/2002  8.08%
Shares(1)
The Dreyfus Socially Responsible        10/07/1993     7.79%       10.29%       3.00%       8.20%     02/04/2002  3.02%
Growth Fund, Inc. - Initial Shares
Dreyfus VIF - Appreciation Portfolio    04/05/1993     7.13%       10.64%       6.08%       10.34%    02/04/2002  5.71%
- Initial Shares
Dreyfus VIF - Developing Leaders        08/31/1990    -11.06%      7.44%        3.89%       19.28%    02/04/2002  2.48%
Portfolio - Initial Shares(1,2)
Fidelity VIP Contrafund(R) Portfolio -  01/12/2000     17.30%      17.62%        N/A        6.98%     05/01/2002  12.77%
Service Class(2)
Fidelity VIP Equity-Income Portfolio    01/12/2000     1.27%       13.15%        N/A        6.20%     05/01/2002  8.12%
- Service Class(2)
Fidelity VIP Index 500 Portfolio -      01/12/2000     5.18%       12.40%        N/A        1.57%     05/01/2002  7.16%
Service Class(2)
Franklin Small Cap Value Securities     01/06/1999     -2.38%      15.22%        N/A        11.21%    05/01/2002  8.95%
Fund - Class 2(1)
Franklin Small-Midcap Growth            01/06/1999     11.24%      14.15%        N/A        7.33%     02/04/2002  6.21%
Securities Fund - Class 2(1,)(3)
Janus Aspen Series Balanced - Service   12/31/1999     10.29%      10.06%        N/A        4.31%     02/04/2002  7.38%
Shares
Janus Aspen Series Worldwide Growth -   12/31/1999     9.36%       11.97%        N/A        -2.03%    02/04/2002  5.51%
Service Shares(1)
MFS(R) Growth Series - Initial          07/24/1995     21.17%      16.00%       5.84%       9.09%     02/04/2002  6.89%
Class(1)(,4)
MFS(R) Investors Trust Series - Initial 10/09/1995     10.31%      12.71%       4.65%       8.50%     02/04/2002  6.80%
Class
MFS(R) Research Series - Initial Class  07/26/1995     13.20%      14.26%       5.35%       8.45%     02/04/2002  7.42%
PIMCO VIT Real Return -Admin Class      09/30/1999     10.64%      6.17%         N/A        8.68%     05/01/2005  4.35%
PIMCO VIT StocksPLUS Growth & Income    12/31/1997     6.86%       12.92%       6.23%       6.23%     02/04/2002  6.97%
- Admin Class
Premier VIT OpCap Managed Portfolio(5)  08/01/1988     2.95%       9.89%        4.57%       11.94%    02/04/2002  5.22%
Premier VIT OpCap Small Cap             08/01/1988     0.58%       15.99%       8.66%       11.91%    02/04/2002  9.09%
Portfolio(1,)(6)



                                                                                                      Sub-Account   Since
                                         Portfolio                                                    Inception   Sub-Account
                                         Inception                                        Since          Date     Inception

Portfolio                                  Date       One Year   Five Years   Ten Years   Inception                  Date
---------                                  ----       --------   ----------   ---------   ---------  ----------        ----
Transamerica Asset Allocation -         05/01/2002     6.38%       10.55%       N/A        7.43%    05/01/2005    8.91%
Conservative VP - Initial Class(7)
Transamerica Asset Allocation - Growth  05/01/2002     7.76%       15.87%       N/A        9.88%    05/01/2005    15.22%
VP - Initial Class(7)
Transamerica Asset Allocation -         05/01/2002     7.81%       14.26%        N/A        9.34%     05/01/2005    13.55%
Moderate Growth VP - Initial Class(7)
Transamerica Asset Allocation -         05/01/2002     7.96%       12.46%        N/A        8.45%     05/01/2005    11.53%
Moderate VP - Initial Class(7)
Transamerica BlackRock Large Cap        05/01/01996    4.64%       16.85%       8.07%       10.11%    05/01/2005    14.21%
Value VP- Initial Class(7,8)
Transamerica Capital Guardian Global    02/03/1998     6.31%       15.36%        N/A        7.05%     05/01/2002     9.59%
VP - Initial Class(1)(,7)
Transamerica Capital Guardian Value     05/27/1993     -6.28%      13.05%       5.57%       9.63%     05/01/2002     7.03%
VP - Initial Class(7)
Transamerica Clarion Global Real
Estate Securities VP - Initial
Class(7,9)                              05/01/1998     -6.71%      22.12%        N/A        13.19%    05/01/2005    18.02%
Transamerica Convertible Securities     05/01/2002     18.63%      13.85%        N/A        10.73%    05/01/2005    16.13%
VP - Initial Class
Transamerica Equity VP - Initial        02/26/1969     16.29%      17.49%       9.84%        N/A      02/04/2002    10.69%
Class(7,10)
Transamerica Federated Market           03/01/1994     -0.48%      8.26%        8.25%       9.86%     05/01/2002     6.12%
Opportunity VP -Initial Class(7,11)
Transamerica Growth Opportunities VP    05/02/2001     23.09%      18.12%        N/A        12.57%    05/01/2005    20.63%
- Initial Class(7)
Transamerica JP Morgan Mid Cap Value    05/03/1999     2.83%       14.66%        N/A        8.40%     05/01/2005    11.28%
VP - Initial Class(7,12)
Transamerica Marsico Growth VP -        05/03/1999     20.40%      14.33%        N/A        3.46%     05/01/2005    14.85%
Initial Class(7)
Transamerica Money Market VP -          01/02/1998     5.02%       2.87%         N/A        3.46%     02/04/2002     2.63%
Initial Class(7,13)
Transamerica PIMCO Total Return VP -    05/01/2002     8.95%       4.96%         N/A        5.47%     05/01/2003     4.75%
Initial Class(7,14)
Transamerica Science & Technology VP     05/1/2000     32.75%      17.42%        N/A        -6.71%    05/01/2005    18.39%
- Initial Class(7,15)
Transamerica Templeton Global VP -      12/03/1992     15.25%      14.61%       7.55%       11.72%    05/01/2005    17.28%
Initial Class(7,)(16)
Transamerica Third Avenue Value VP -    01/02/1998     1.20%       19.04%        N/A        12.57%    05/01/2005    14.25%
Initial Class(7)
Transamerica U.S. Government            05/13/1994     6.05%       3.55%        4.50%       5.16%     05/01/2005     4.04%
Securities VP - Initial Class(7)
Transamerica Van Kampen Mid-Cap         03/01/1993     22.53%      14.74%       8.21%       12.03%    02/04/2002     5.56%
Growth VP - Initial Class(1,)(7,17)
Van Kampen UIF Core Plus Fixed Income   01/02/1997     5.45%       4.48%        5.59%       5.98%     02/04/2002     4.87%
- Class 1(18)
Van Kampen UIF Emerging Markets         10/01/1996     40.45%      36.57%      13.80%       12.02%    02/04/2002    27.47%
Equity - Class 1(1,)(18)
Van Kampen UIF High Yield - Class       01/02/1997     4.01%       9.46%        3.35%       4.24%     02/04/2002     6.47%
1(1,)(18)
Van Kampen UIF International Magnum -   01/02/1997     14.59%      18.96%       6.69%       6.75%     02/04/2002    13.16%
Class 1(1,)(18)


Sub-Account  Average Annual Total Returns Net of Portfolio  Expenses and Monthly
Mortality and Expense Risk Charges

(as of 12/31/2007)


The performance information in the following table reflects sub-account performance net of portfolio expenses and monthly mortality and expense risk charges at an assumed annual rate of 0.65%. Other than the mortality and expense risk charge, the performance shown does NOT include any of the policy charges, fees, or expenses. Specifically, the performance shown does not reflect the administrative charge deducted from premiums; the monthly deductions (including any rider charges), other than the mortality and expense risk charge under the policy; nor surrender penalties. If these charges and deductions were included, the figures below would be lower. You may request a personalized illustration from your registered representative which reflects the cost of your insurance as well as the sub-accounts' expenses

                                                                                                     Sub         Since
                                          Portfolio                                                  Account     Sub-Account
                                          Inception                                       Since      Inception   Inception

Portfolio                                   Date       One Year   Five Years  Ten Years   Inception     Date        Date
---------                                   ----       --------   ----------  ---------   ---------     ----        ----
Alger American Income & Growth -         11/15/1988     9.42%       11.04%      6.03%       9.33%    02/04/2002    3.17%
Class O
AllianceBernstein VP Growth and Income   06/01/1999     4.18%       12.80%       N/A        5.68%    02/04/2002    6.51%
Portfolio- Class B
AllianceBernstein VP Large Cap Growth    07/14/1999     12.88%      10.90%       N/A       -1.47%    02/04/2002    3.52%
Portfolio - Class B
Dreyfus Investment Portfolios - MidCap   05/01/1998     0.84%       11.75%       N/A        5.47%    02/04/2002    7.38%
Stock Portfolio - Initial Shares(1)
The Dreyfus Socially Responsible         10/07/1993     7.08%       9.58%       2.34%       7.49%    02/04/2002    2.36%
Growth Fund, Inc. - Initial Shares
Dreyfus VIF - Appreciation Portfolio -   04/05/1993     6.44%       9.92%       5.39%       9.62%    02/04/2002    5.02%
Initial Shares
Dreyfus VIF - Developing Leaders         08/31/1990    -11.64%      6.75%       3.22%      18.50%    02/04/2002    1.82%
Portfolio - Initial Shares(1,2)
Fidelity VIP Contrafund(R) Portfolio -     01/12/2000     16.54%      16.86%       N/A        6.29%    05/01/2002    12.04%
Service Class 2
Fidelity VIP Equity-Income Portfolio -   01/12/2000     0.61%       12.42%       N/A        5.43%    05/01/2002    7.30%
Service Class 2
Fidelity VIP Index 500 Portfolio -       01/12/2000     4.50%       11.68%       N/A        0.91%    05/01/2002    6.46%
Service Class 2
Franklin Small Cap Value Securities      01/06/1999     -3.01%      14.48%       N/A       10.49%    05/01/2002    8.25%
Fund - Class 2(1)
Franklin Small-Midcap Growth             01/06/1999     10.52%      13.42%       N/A        6.63%    02/04/2002    5.52%
Securities Fund - Class 2(1,)(3)
Janus Aspen Series Balanced - Service    12/31/1999     9.57%       9.34%        N/A        3.64%    02/04/2002    6.69%
Shares
Janus Aspen Series Worldwide Growth -    12/31/1999     8.65%       11.25%       N/A       -2.66%    02/04/2002    4.83%
Service Shares(1)
MFS(R) Growth Series - Initial             07/24/1995     20.39%      15.24%      5.16%       8.38%    02/04/2002    6.20%
Class(1)(,)(4)
MFS(R) Investors Trust Series - Initial    10/09/1995     9.59%       11.99%      3.97%       7.80%    02/04/2002    6.11%
Class
MFS(R) Research Series - Initial Class     07/26/1995     12.47%      13.52%      4.67%       7.75%    02/04/2002    6.73%
PIMCO VIT Real Return -Admin Class       09/30/1999     9.95%       5.49%        N/A        7.98%    05/01/2005    3.69%
PIMCO VIT StocksPLUS Growth & Income -   12/31/1997     6.16%       12.19%      5.54%       5.54%    02/04/2002    6.27%
Admin Class
Premier VIT OpCap Managed Portfolio(5)   08/01/1988     2.28%       9.18%       3.89%      11.22%    02/04/2002    4.54%
Premier VIT OpCap Small Cap              08/01/1988     -0.08%      15.24%      7.96%      11.19%    02/04/2002    8.38%
Portfolio(1,)(6)







                                                                                                     Sub         Since
                                          Portfolio                                                  Account     Sub-Account
                                          Inception                                       Since      Inception   Inception

Portfolio                                   Date       One Year   Five Years  Ten Years   Inception     Date        Date
---------                                   ----       --------   ----------  ---------   ---------     ----        ----
Transamerica Asset Allocation -          05/01/2002     5.69%       9.84%        N/A        6.73%    05/01/2005    8.20%
Conservative VP - Initial Class(7)
Transamerica Asset Allocation - Growth   05/01/2002     7.05%       15.12%       N/A        9.17%    05/01/2005    14.48%
VP - Initial Class(7)
Transamerica Asset Allocation -          05/01/2002     7.11%       13.52%       N/A        8.63%    05/01/2005    12.82%
Moderate Growth VP - Initial Class(7)
Transamerica Asset Allocation -
Moderate Portfolio VP - Initial          05/01/2002     7.25%       11.73%       N/A        7.75%    05/01/2005    10.81%
Class(7)
Transamerica BlackRock Large Cap Value   05/01/1996     3.96%       16.09%      7.37%       9.39%    05/01/2005    13.47%
VP - Initial Class(7)(,8)
Transamerica Capital Guardian Global     02/03/1998     5.61%       14.61%       N/A        6.36%    05/01/2002    8.88%
VP - Initial Class(1)(,)(7)
Transamerica Capital Guardian Value VP   05/27/1993     -6.89%      12.32%      4.88%       8.92%    05/01/2002    6.33%
- Initial Class(7)
Transamerica Clarion Global Real
Estate Securities VP - Initial           05/01/1998     -7.31%      21.33%       N/A       12.46%    5/01/2005     17.25%
Class(7)(,9)
Transamerica Convertible Securities VP   05/01/2002     17.86%      13.11%       N/A       10.02%    05/01/2005    15.38%
- Initial Class(7)
Transamerica Equity VP - Initial         02/26/1969     15.53%      16.73%      9.13%        N/A     02/04/2002    9.98%
Class(7)(,10)
Transamerica Federated Market
Opportunity VP - Initial                 03/01/1994     -1.12%      7.56%       7.55%       9.15%    05/01/2002    5.43%
Class(7)(,)(11)
Transamerica Growth Opportunities VP -   05/02/2001     22.29%      17.37%       N/A       11.85%    05/01/2005    19.87%
Initial Class(7)
Transamerica JPMorgan Mid Cap Value VP   05/03/1999     2.16%       13.92%       N/A        7.69%    05/01/2005    10.56%
- Initial Class(7)(,12)
Transamerica Marsico Growth VP -         05/03/1999     19.62%      13.59%       N/A        2.79%    05/01/2005    14.10%
Initial Class(7)
Transamerica Money Market VP - Initial   01/02/1998     4.35%       2.21%       2.79%       2.79%    02/04/2002    1.97%
Class(7)(,13)
Transamerica PIMCO Total Return VP -     05/01/2002     8.24%       4.28%        N/A        4.79%    05/01/2003    4.07%
Initial Class(7)(,1)(4)
Transamerica Science & Technology VP -    05/1/2000     31.89%      16.66%       N/A       -7.31%    05/01/2005    17.62%
Initial Class(7)(,15)
Transamerica Templeton Global VP -       12/03/1992     14.50%      13.87%      6.85%      11.00%    05/01/2005    16.53%
Initial Class(7)(,16)
Transamerica Third Avenue Value VP -     01/02/1998     0.54%       18.27%      11.84%     11.84%    05/01/2005    13.51%
Initial Class(7)
Transamerica U.S. Government             05/13/1994     5.36%       2.88%       3.82%       4.48%    05/01/2005    3.36%
Securities VP - Initial Class(7)
Transamerica Van Kampen Mid-Cap Growth   03/01/1993     21.74%      14.00%      7.51%      11.30%    02/04/2002    4.88%
VP -Initial Class(1,)(7)(,17)
Van Kampen UIF Core Plus Fixed Income    01/02/1997     4.77%       3.81%       4.91%       5.29%    02/04/2002    4.19%
- Class 1(18)
Van Kampen UIF Emerging Markets Equity   10/01/1996     39.54%      35.69%      13.06%     11.30%    02/04/2002    26.65%
- Class 1(1,)(18)
Van Kampen UIF High Yield - Class        01/02/1997     3.33%       8.75%       2.73%       3.61%    02/04/2002    5.86%
1(1,)(18)
Van Kampen UIF International Magnum -    01/02/1997     13.85%      18.19%      5.99%       6.05%    02/04/2002    12.43%
Class 1(1,)(18)



1. Investing in these types of sub-accounts may involve greater risks. As a result, these sub-accounts may experience greater price volatility.



2. Portfolio name effective January 2, 2003; formerly, Dreyfus VIF-Small Cap Portfolio-Initial Shares. Performance prior to January 2, 2003 is that of Dreyfus VIF-Small Cap Portfolio-Initial Shares.


3. The Franklin Technology Securities Fund - Class 2 merged into the Franklin Small - MidCap Growth Securities Fund - Class 2 (formerly Franklin Small Cap Fund - Class 2) effective May 1, 2003.

4. Portfolio name effective May 1, 2008; formerly MFS(R) Emerging Growth Series - Initial Class. Performance prior to May 1, 2008 is that of MFS(R) Emerging Growth Series.

5. On September 16, 1994, an investment company which began operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds - the Old Trust and the present Premier VIT (formerly PIMCO Advisors VIT, the "Present Trust") - at which time the Present Trust began operations. For the period before September 16, 1994, the performance figures for the Managed Portfolio of the Present Trust reflect the performance of the Managed Portfolio of the Old Trust.

6. On September 16, 1994, an investment company which began operations on August 1, 1988, Called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds - at which time the Present Trust began operations. For the period before September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

7. AEGON/Transamerica Series Trust was renamed Transamerica Series Trust, effective May 1, 2008. All Portfolios redesignated "Variable Portfolio's"
     (VP).

8. Portfolio name effective November 1, 2006; formerly AEGON/Transamerica Mercury Large Cap Value - Initial Class - Initial Class. Performance prior to November 1, 2006 is that of AEGON/Transamerica Mercury Large Cap Value - Initial Class.

9. Portfolio name effective November 1, 2005; formerly AEGON/Transamerica Clarion Real Estate Securities. Performance prior to November 1, 2005 is that of AEGON/Transamerica Clarion Real Estate Securities.


10. The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, the Growth Portfolio of the Transamerica Variable Insurance Fund, Inc.


11. Portfolio name effective May 1, 2007; formerly AEGON/Transamerica Federated Growth & Income - Initial Class. Performance prior to May 1, 2007 is that of AEGON/Transamerica Federated Growth & Income.

12. Effective December 12, 2005, the ATST JP Morgan Mid Cap Value sub-account is closed to new investments. No new net premiums may be allocated to the sub-account, and transfers into the sub-account are not allowed.


13. Before May 1, 2002, this Portfolio was sub-advised by J.P. Morgan Investment Management, Inc. Performance prior to May 1, 2002, reflects that of Money Market Portfolio of Transamerica Variable Insurance Fund, Inc.


14. Transamerica PIMCO Total Return sub-account effective date is May 1, 2003. The performance figures shown are adjusted historical performance.

15. Portfolio name effective November 1, 2006; formerly AEGON/Transamerica Great Companies TechnologySM - Initial Class. Performance prior to November 1, 2006 is that of AEGON/Transamerica Great Companies TechnologySM.

16. Portfolio name effective November 1, 2006; formerly AEGON/Transamerica Templeton Great Companies Global - Initial Class. Performance prior to November 1, 2006 is that of AEGON/Transamerica Templeton Great Companies Global.

17. Portfolio name effective November 1, 2005; formerly AEGON/Transamerica Van Kampen Emerging Growth. Performance prior to November 1, 2005 is that of AEGON/Transamerica Van Kampen Emerging Growth.


18. Morgan Stanley Investment Management, Inc. does business in certain instances using the name "Van Kampen."

Money Market Portfolio Yields

From time to time we may advertise the current yield and effective yield of money market portfolios. Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield of the portfolio refers to the income generated by an investment in the portfolio over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the portfolio is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Current yield for a money market portfolio will be computed by determining the net change in the value of a hypothetical investment at the end of a seven-day period from the beginning value, and dividing the difference by the value of the hypothetical investment at the beginning of the base period to obtain the base period return. This base period return is then multiplied by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of effective yield begins with the same base period return used in the calculation of yield, which is then annualized to reflect weekly compounding based on the following formula:

         Effective Yield = [(Base Period Return + 1)x365/7] - 1



Yields for Money Market Portfolios (as of 12/31/2007)


                                                                    7-Day                7-Day
Portfolio                                                       Current Yield       Effective Yield

Transamerica Money Market VP--Initial Class
(net of portfolio expenses and monthly mortality and
expense risk charges at an assumed annual rate of 0.65%)            3.73%                3.80%
Transamerica Money Market VP--Initial Class                          4.38%                4.48%

(not including any policy charges, fees, or expenses)

Other Performance Information

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. One-year total return and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio in which a sub-account invests and the market conditions during the given time period, and should not be considered a representation of what may be achieved in the future.

We will provide prospective owners with customized illustrations showing how charges, fees, deductions, premiums and other policy activity could affect death benefits.

We may compare performance information for a sub-account in reports and promotional literature to:

o    Standard & Poor's 500 Stock Index, or S&P 500;

o    Dow Jones Industrial Average, or DJIA;

o    Shearson Lehman Aggregate Bond Index;

o    other  unmanaged  indices  of  unmanaged   securities  widely  regarded  by
     investors as representative of the securities markets;

o other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services;

o other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria; and

o    the Consumer Price Index.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administration charges, separate account charges and portfolio management costs and expenses. Performance information for any sub-account reflects only the performance of a hypothetical investment in the sub-account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in light of market conditions during a period and in considering a portfolio's success in meeting its investment objectives.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to policy owners and prospective policy owners. These topics may include:

o the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques, such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing;

o the advantages and disadvantages of investing in tax-deferred and taxable investments;

o    customer profiles and hypothetical payment and investment scenarios;

o    financial management and tax and retirement planning; and

o investment alternatives to certificates of deposit and other financial instruments, including comparisons between the policies and the characteristics of, and market for, the financial instruments.

ILLUSTRATIONS OF DEATH BENEFIT, ACCUMULATION VALUES AND NET CASH VALUES

The following tables illustrate the way in which a policy's death benefit accumulation value and net cash value could vary over an extended period. Results will vary for each individual insured under a policy, and the results shown in the following tables may not be representative of results that would apply to you. To request a personalized illustration based on your age, gender, underwriting class, death benefit option, planned premiums and other factors, please contact your registered representative.

Assumptions


The tables illustrate a policy issued to a male, age 35, under a preferred underwriting class and qualifying for our non-smoker rates, with an Option 1 (Level) death benefit option and a face amount of $200,000. The policy uses the guideline premium test as the life insurance qualification test. One table illustrates values on the basis of the guaranteed monthly deduction rates and other charges, while the other table illustrates values on the basis of the current monthly deduction rates and other charges presently in effect.


The tables assume that no layers have been added to the policy; that no policy loan has been made; that there has not been any requested decrease in the face amount; that no partial surrenders have been made; and that no transfers above 18 have been made in any policy year (so that no related transaction or transfer charges have been incurred). The tables assume that no portion of the coverage is provided under a supplemental adjustable life insurance rider. The tables further assume that no other riders are in effect on the policy.

The tables assume that a premium in the amount shown in each table is paid at the beginning of each policy year for the first 20 policy years and that all premiums are allocated to and remain in the separate account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the portfolios (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 10%.

The accumulation values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 10% over a period of years, but fluctuated above or below such averages for individual policy years. The values also would be different depending on the allocation of the policy's total accumulation value among the sub-accounts if the actual rates of return averaged 0%, 6%, or 10%, but the rates of each portfolio varied above and below such averages.

Deductions for Charges

The amounts shown for the death proceeds and accumulation values take into account:

1.   an administrative charge deducted from each premium; and

2. the monthly deductions, including the monthly mortality and expense risk charge.


The administrative charge is 7.60% of each premium payment, up to the target amount each policy year for the first 10 policy years; 3.60% of each premium payment in excess of the target amount each policy year during the first 10 policy years; and 3.60% of each premium payment in policy years 11 and later. The target amount for each of these illustrations is $1,800.


The mortality and expense risk charge is a monthly charge at a rate equal to one-twelfth of the annual rate. The charge is a percentage of the accumulation value in the sub-accounts on the monthly policy date. The annual charge for illustrations using guaranteed monthly deduction rates and other charges is 0.65% in policy years 1-10; 0.40% in policy year 11-20; and 0.25% in policy years 21 and later. The annual charge for illustrations using current monthly deductions rates is 0.65% in policy years 1-10; 0.15% in policy years 11-20; and 0.00% in policy years 21 and later. On both a guaranteed and current basis, no mortality and expense risk charges are taken from the policy's accumulation value beginning with the policy anniversary nearest the insured's 100th birthday.

Expenses of the Portfolios


The amounts shown in the tables also take into account the portfolio management fees and operating expenses, which are assumed to be at an annual rate of 0.85% of the average daily net assets of the portfolios. The rate of 0.85% is the simple average of the total portfolio annual expenses for all of the portfolios as shown in the Portfolio Expenses table in the prospectus. The rate of 0.85% does not take into account expense reimbursement arrangements. The fees and expenses of each portfolio vary, and, in 2007, ranged from an annual rate of 0.35% to an annual rate of 1.58% of average daily net assets. The portfolio management fees and operating expenses associated with your policy may be more or less than 0.85% in the aggregate, depending upon how you make allocations of the accumulation value among the sub-accounts. For more information on portfolio expenses, see the Portfolio Expenses Table in the prospectus and the prospectuses for the portfolios.


Net Annual Rates of Investment


Taking into account the assumed 0.85% charge for portfolio management fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 10% correspond to net annual rates of -0.85%, 5.15% and 9.15%, respectively.


The tables illustrate how the policy would perform based on the assumptions regarding the insured, the premiums paid, the charges assessed, and the rates of return shown. Changes in any of the assumptions would result in different illustrated results. Results would be other than those shown based on, among other things, differences in:

o        the insured's age, gender, or underwriting risk class;

o        the face amount and death benefit option selected;

o        the charges and expenses assessed;

o        the premiums paid;

o        policy loans and partial or full surrenders taken;

o        riders elected;

o        policy changes made; and

o        rates of return.



                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             TRANSACCUMULATOR(R) VUL
                             SEPARATE ACCOUNT VUL-6
                         VARIABLE UNIVERSAL LIFE POLICY

   Annual Premium Each Year for 20 Policy Years: $2,138                                           Male, Preferred Nonsmoker, Age 35
   Guideline Single Premium: $32,575                                                                          Face Amount: $200,000
   Guideline Level Premium: $2,851                                                                          Death Benefit: Option 1
   7-Pay Premium Limits: $8,057


   BASED ON CURRENT MONTHLY DEDUCTIONS, INCLUDING MORTALITY & EXPENSE RISK CHARGE, AND ADMINISTRATIVE CHARGE AND
                           AVERAGE PORTFOLIO EXPENSES

---------- -------------------------------------- -------------------------------------- -------------------------------------------
                      Hypothetical 0%                        Hypothetical 6%                          Hypothetical 10%
                  Gross Investment Return                Gross Investment Return                   Gross Investment Return
End of     Net
Policy     Cash       Accumulation      Death     Net Cash   Accumulation      Death       Net Cash     Accumulation      Death
  Year      Value        Value         Benefit      Value        Value        Benefit       Value          Value         Benefit
---------- --------- --------------- ------------ ---------- -------------- ------------ ------------- --------------- -------------

     1       $0*          $965        $200,000*      $0*        $1,051       $200,000*       $0*           $1,109       $200,000*
     2       $0*         $2,484       $200,000*      $0*        $2,737       $200,000*       $0*           $2,911       $200,000*
     3       $0*         $3,964       $200,000*      $40        $4,480       $200,000        $408          $4,848        $200,000
     4      $1,031       $5,410       $200,000     $1,911       $6,290       $200,000       $2,558         $6,937        $200,000
     5      $2,528       $6,828       $200,000     $3,874       $8,174       $200,000       $4,895         $9,195        $200,000

     6      $4,266       $8,506       $200,000     $6,193       $10,433      $200,000       $7,701        $11,941        $200,000
     7      $5,990      $10,149       $200,000     $8,624       $12,783      $200,000      $10,750        $14,909        $200,000
     8      $8,437      $11,757       $200,000     $11,908      $15,228      $200,000      $14,798        $18,118        $200,000
     9     $10,846      $13,325       $200,000     $15,288      $17,767      $200,000      $19,105        $21,584        $200,000
    10     $13,197      $14,857       $200,000     $18,747      $20,407      $200,000      $23,670        $25,330        $200,000

    15     $22,707      $22,707       $200,000     $36,414      $36,414      $200,000      $50,722        $50,722        $200,000
    20     $29,483      $29,483       $200,000     $56,214      $56,214      $200,000      $89,308        $89,308        $200,000
    25     $24,727      $24,727       $200,000     $68,954      $68,954      $200,000      $135,850       $135,850       $200,000
    30     $18,089      $18,089       $200,000     $84,040      $84,040      $200,000      $208,262       $208,262       $249,915
    35      $8,580       $8,580       $200,000    $102,068     $102,068      $200,000      $319,601       $319,601       $367,541

    40        $0           $0            $0       $123,471     $123,471      $200,000      $490,875       $490,875       $515,420
    45        $0           $0            $0       $149,777     $149,777      $200,000      $755,735       $755,735       $793,522
    50        $0           $0            $0       $185,036     $185,036      $200,000     $1,159,839     $1,159,839     $1,217,831
    55        $0           $0            $0       $234,102     $234,102      $245,807     $1,772,131     $1,772,131     $1,860,738
    60        $0           $0            $0       $296,806     $296,806      $296,807     $2,711,196     $2,711,196     $2,711,197

    65        $0           $0            $0       $381,112     $381,112      $381,112     $4,199,841     $4,199,841     $4,199,841
    70        $0           $0            $0       $489,890     $489,890      $489,890     $6,506,562     $6,506,562     $6,506,562
    75        $0           $0            $0       $629,717     $629,717      $629,717    $10,080,226    $10,080,226    $10,080,226
    80        $0           $0            $0       $809,453     $809,453      $809,454    $15,616,689    $15,616,689    $15,616,689


---------- --------- --------------- ------------ ---------- -------------- ------------ ------------- --------------- -------------


(1) Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause the policy to lapse because of insufficient net cash value. There is no stipulated maturity date for the policy. The policy may continue in force beyond the policy anniversary nearest the insured's 115th birthday if the insured is still living, subject to all policy provisions. *The death benefit is maintained under the 10 year no-lapse guarantee.

     $0 amount in the net cash value column indicates that the policy, as illustrated, lapsed without value, except for those years in which an asterisk (*) follows the $0 amount in the net cash value column. The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The gross rates of return shown do not reflect the deductions of the charges and expenses of the portfolios. Taking into account the assumed 0.85% charge for portfolio management fees and operation expenses, the gross annual rates of investment return of 0%, 6% and 10% correspond to net annual rates of -0.85%, 5.15% and 9.15%, respectively. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 10 % over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.


                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             TRANSACCUMULATOR(R) VUL
                             SEPARATE ACCOUNT VUL-6
                         VARIABLE UNIVERSAL LIFE POLICY

  Annual Premium Each Year for 20 Policy Years: $2,138                                          Male, Preferred Nonsmoker, Age 35
  Guideline Single Premium: $32,575                                                                         Face Amount: $200,000
  Guideline Level Premium: $2,851                                                                         Death Benefit: Option 1
  7-Pay Premium Limits: $8,057


 BASED ON GUARANTEED MONTHLY DEDUCTIONS, INCLUDING MORTALITY & EXPENSE RISK CHARGE, AND ADMINISTRATIVE CHARGE AND
                           AVERAGE PORTFOLIO EXPENSES

---------- -------------------------------------- -------------------------------------- -------------------------------------------
                      Hypothetical 0%                        Hypothetical 6%                          Hypothetical 10%
                  Gross Investment Return                Gross Investment Return                  Gross Investment Return
           Net
  End of  rCash       Accumulation      Death     Net Cash   Accumulation      Death       Net Cash     Accumulation      Death
Policy Yea  Value        Value         Benefit      Value        Value        Benefit       Value          Value         Benefit
---------- --------- --------------- ------------ ---------- -------------- ------------ ------------- --------------- -------------
---------- --------- --------------- ------------ ---------- -------------- ------------ ------------- --------------- -------------

    1        $0*          $965        $200,000*      $0*        $1,051       $200,000*       $0*           $1,109       $200,000*
    2        $0*         $2,061       $200,000*      $0*        $2,300       $200,000*       $0*           $2,466       $200,000*
    3        $0*         $3,112       $200,000*      $0*        $3,576       $200,000*       $0*           $3,908       $200,000*
    4        $0*         $4,115       $200,000*     $497        $4,876       $200,000       $1,060         $5,439        $200,000
    5        $765        $5,065       $200,000     $1,896       $6,196       $200,000       $2,762         $7,062        $200,000

    6       $1,720       $5,960       $200,000     $3,294       $7,534       $200,000       $4,540         $8,780        $200,000
    7       $2,631       $6,790       $200,000     $4,722       $8,881       $200,000       $6,435        $10,594        $200,000
    8       $4,240       $7,560       $200,000     $6,920       $10,240      $200,000       $9,195        $12,515        $200,000
    9       $5,783       $8,262       $200,000     $9,127       $11,606      $200,000      $12,066        $14,545        $200,000
   10       $7,235       $8,895       $200,000     $11,317      $12,977      $200,000      $15,033        $16,693        $200,000

   15      $11,379      $11,379       $200,000     $20,426      $20,426      $200,000      $30,319        $30,319        $200,000
   20      $11,276      $11,276       $200,000     $27,388      $27,388      $200,000      $48,889        $48,889        $200,000
   25         $0           $0            $0        $19,984      $19,984      $200,000      $60,919        $60,919        $200,000
   30         $0           $0            $0        $2,423       $2,423       $200,000      $74,687        $74,687        $200,000
   35         $0           $0            $0          $0           $0            $0         $89,085        $89,085        $200,000

   40         $0           $0            $0          $0           $0            $0         $102,091       $102,091       $200,000
   45         $0           $0            $0          $0           $0            $0         $106,778       $106,778       $200,000
   50         $0           $0            $0          $0           $0            $0         $82,470        $82,470        $200,000
   55         $0           $0            $0          $0           $0            $0            $0             $0             $0
   60         $0           $0            $0          $0           $0            $0            $0             $0             $0

   65         $0           $0            $0          $0           $0            $0            $0             $0             $0
   70         $0           $0            $0          $0           $0            $0            $0             $0             $0
   75         $0           $0            $0          $0           $0            $0            $0             $0             $0
   80         $0           $0            $0          $0           $0            $0            $0             $0             $0


---------- --------- --------------- ------------ ---------- -------------- ------------ ------------- --------------- -------------


(1) Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause the policy to lapse because of insufficient net cash value. There is no stipulated maturity date for the policy. The policy may continue in force beyond the policy anniversary nearest the insured's 115th birthday if the insured is still living, subject to all policy provisions. *The death benefit is maintained under the 10 year no-lapse guarantee.

     $0 amount in the net cash value column indicates that the policy, as illustrated, lapsed without value, except for those years in which an asterisk (*) follows the $0 amount in the net cash value column. The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The gross rates of return shown do not reflect the deductions of the charges and expenses of the portfolios. Taking into account the assumed 0.85% charge for portfolio management fees and operation expenses, the gross annual rates of investment return of 0%, 6% and 10% correspond to net annual rates of -0.85%, 5.15% and 9.15%, respectively. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 10 % over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements of the separate account at December 31, 2007 and for each of the two years in the period then ended, and the statutory-basis financial statements of Transamerica Occidental Life Insurance Company at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, appearing herein, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.



FINANCIAL STATEMENTS

The statutory-basis financial statements of Transamerica Occidental Life Insurance Company should be considered only as bearing on our ability to meet our obligations under the policy. They should not be considered as bearing on the investment performance of the assets held in the separate account.

The separate account's financial statements appear on the following pages.

FINANCIAL STATEMENTS AND SCHEDULES - STATUTORY BASIS

Transamerica Occidental Life Insurance Company
Years Ended December 31, 2007, 2006 and 2005


                 Transamerica Occidental Life Insurance Company

              Financial Statements and Schedules - Statutory Basis

                  Years Ended December 31, 2007, 2006 and 2005




                                    Contents

Report of Independent Registered Public Accounting Firm..................................................1

Audited Financial Statements

Balance Sheets - Statutory Basis.........................................................................3
Statements of Operations - Statutory Basis...............................................................5
Statements of Changes in Capital and Surplus - Statutory Basis...........................................7
Statements of Cash Flow - Statutory Basis................................................................9
Notes to Financial Statements - Statutory Basis.........................................................11

Statutory-Basis Financial Statement Schedules

Schedule I - Summary of Investments - Other Than Investments in Related Parties.........................71
Schedule III - Supplementary Insurance Information......................................................72
Schedule IV - Reinsurance...............................................................................73



ERNST & YOUNG

ERNST & YOUNG LLP
Suite 3000
801 Grand Avenue
Des Moines, IA  50309-2764
Phone:  (515) 243-2727
www.ey.com


             Report of Independent Registered Public Accounting Firm

The Board of Directors
Transamerica Occidental Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Occidental Life Insurance Company (an indirect wholly owned subsidiary of AEGON N.V.) as of December 31, 2007 and 2006, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2007. Our audit also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reports. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Occidental Life Insurance Company at December 31, 2007 and 2006, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2007.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Occidental Life Insurance Company at December 31, 2007 and 2006, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2007, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth herein.

As discussed in Note 3 to the financial statements, in 2006 Transamerica Occidental Life Insurance Company changed its accounting for investments in certain low income housing tax credit properties. Also, as discussed in Note 3 to the financial statements, in 2005 Transamerica Occidental Life Insurance Company changed its accounting for investment in subsidiary, controlled and affiliated entities.


/s/ ERNST & YOUNG LLP


March 28, 2008




















                  A member firm of Ernst & Young Global Limited



                 Transamerica Occidental Life Insurance Company

                        Balance Sheets - Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)

                                                                                   December 31
                                                                             2007              2006
                                                                       ------------------------------------
Admitted assets Cash and invested assets:
   Bonds:
     Affiliated entities                                                 $       264,908  $       273,716
     Unaffiliated                                                             16,206,188       16,488,866
   Preferred stocks:
     Affiliated entities                                                           9,728            9,452
     Unaffiliated                                                                545,135          718,501
   Common stocks:

     Affiliated entities (cost: 2007 - $1,009,764; 2006 - $974,175)            2,051,127        1,460,978
     Unaffiliated (cost: 2007 - $162,676; 2006 - $221,815)                       176,641          255,727
   Mortgage loans on real estate                                               4,545,014        4,332,562
   Real estate, at cost (land)                                                       186              186
   Properties held for sale                                                        8,812            8,685
   Policy loans                                                                  390,494          387,465
   Cash, cash equivalents and short-term investments                             574,048          556,775
   Receivables for securities                                                      1,799           70,259
   Other invested assets                                                       1,832,340        1,580,243
                                                                       ------------------------------------
Total cash and invested assets                                                26,606,420       26,143,415

Net deferred income tax asset                                                    132,026           99,886
Due and accrued investment income                                                295,139          308,326
Premiums deferred and uncollected                                                243,654          324,557
Reinsurance receivable                                                           318,770          196,663
Receivable from parent, subsidiaries and affiliates                              169,099          231,049
Accounts receivable                                                               58,214           44,374
General agents pension fund                                                       76,748           73,036
Reinsurance deposit receivable                                                   120,582          112,956
Goodwill                                                                          69,719           78,993
Other admitted assets                                                            144,842          155,145
Separate account assets                                                        2,776,745        2,575,661
                                                                       ------------------------------------
Total admitted assets                                                    $    31,011,958  $    30,344,061
                                                                       ====================================



                                                                                    December 31
                                                                               2007             2006
                                                                         -----------------------------------
Liabilities and capital and surplus
Liabilities:
   Aggregate reserves for policies and contracts:
     Life                                                                  $    8,099,723  $     7,717,859
     Annuity                                                                    4,615,448        4,834,728
     Accident and health                                                          219,556          190,440
   Liability for deposit-type contracts                                         9,198,791        9,230,957
   Policy and contract claim reserves:
     Life                                                                         282,711          227,839
     Accident and health                                                           47,080           74,552
   Other policyholders' funds                                                      16,232           15,080
   Municipal reverse repurchase agreements                                        270,370          455,262
   Remittances and items not allocated                                            263,227          255,811
   Borrowed money                                                                       -          312,669
   Asset valuation reserve                                                        548,657          533,632
   Interest maintenance reserve                                                   236,189          228,882
   Funds held under coinsurance and other reinsurance treaties
                                                                                  251,147          189,081
   Reinsurance in unauthorized reinsurers                                          48,805           31,481
   Commissions and expense allowances payable on reinsurance assumed
                                                                                   84,745           72,918
   Federal and foreign income taxes payable                                        68,807           66,303
   Payable to affiliates                                                          158,861          157,228
   Payable for securities                                                          21,600            1,359
   Securities lending liability                                                    76,851           72,132
   Transfers from separate accounts due or accrued                                (78,921)         (71,838)
   Other liabilities                                                              293,859          354,633
   Separate account liabilities                                                 2,690,282        2,500,905
                                                                         -----------------------------------
Total liabilities                                                              27,414,020       27,451,913

Capital and surplus:
   Common stock, $12.50 per share par value 4,000,000   shares
     authorized, 1,104,117 issued and outstanding                                  13,802           13,802
   Preferred stock, $12.50 per share par value, 1,103,466
     shares authorized, 1,103,466 issued and outstanding (total
     liquidation value -$825,000)                                                  13,793           13,793
   Paid-in surplus                                                              1,672,352        1,673,875
   Unassigned surplus                                                           1,897,991        1,190,678
                                                                         -----------------------------------
                                                                         -----------------------------------
Total capital and surplus                                                       3,597,938        2,892,148
                                                                         -----------------------------------
                                                                         -----------------------------------
Total liabilities and capital and surplus                                  $   31,011,958  $    30,344,061
                                                                         ===================================

See accompanying notes.


                 Transamerica Occidental Life Insurance Company

                   Statements of Operations - Statutory Basis
                             (Dollars in Thousands)

                                                                       Year Ended December 31
                                                                2007            2006            2005
                                                          -------------------------------------------------
Revenues:
   Premiums and other considerations, net of reinsurance:
     Life                                                   $  1,648,957    $  1,346,295    $  1,475,919
     Annuity                                                     407,215         542,149         515,152
     Accident and health                                          87,554          75,728          50,035
   Net investment income                                       1,399,174       1,376,785       1,317,883
   Amortization of interest maintenance reserve                   20,515          21,349          22,025
   Commissions and expense allowances on reinsurance
     ceded                                                        50,454        (337,913)         64,089
   Income from fees associated with investment
     management, administration and contract guarantees
     for separate accounts                                        20,373          22,237          25,228
   Modified coinsurance reserve adjustment                      (116,533)       (179,964)       (184,964)
   Consideration on reinsurance recapture                          2,284         955,428         413,911
   Other income                                                   46,317         173,616          34,814
                                                          -------------------------------------------------
                                                          -------------------------------------------------
                                                               3,566,310       3,995,710       3,734,092
Benefits and expenses:
   Benefits paid or provided for:
     Life and accident and health                                955,077         874,862         757,001
     Annuity benefits                                            558,323         575,850         592,316
     Surrender benefits                                          949,303         911,212         841,440
     Other benefits                                              524,042         484,555         328,545
     Increase (decrease) in aggregate reserves for
       policies and contracts:
         Life                                                    369,502       1,205,012         750,331
         Annuity                                                (219,594)       (107,240)        (31,428)
         Accident and health                                      29,117          24,514          28,905
                                                          -------------------------------------------------
                                                               3,165,770       3,968,765       3,267,110
   Insurance expenses:
     Commissions                                                 736,128         666,668         833,417
     General insurance expenses                                  271,424         233,280         256,498
     Taxes, licenses and fees                                     55,355          46,293          52,309
     Net transfer from separate accounts                        (286,123)       (221,422)       (256,274)
     Modified coinsurance interest adjustment                   (258,887)       (303,164)       (190,732)
     Other                                                       (36,249)         68,947           3,596
                                                          -------------------------------------------------
                                                          -------------------------------------------------
                                                                 481,648         490,602         698,814
                                                          -------------------------------------------------
                                                          -------------------------------------------------
Total benefits and expenses                                    3,647,418       4,459,367       3,965,924
                                                          -------------------------------------------------
Loss from operations before dividends to
   policyholders, federal income tax expense and
   net realized capital gains on investments                $    (81,108)   $   (463,657)   $   (231,832)









                 Transamerica Occidental Life Insurance Company

             Statements of Operations - Statutory Basis (continued)
                             (Dollars in Thousands)

                                                                       Year Ended December 31
                                                                2007            2006            2005
                                                          -------------------------------------------------

Dividends to policyholders                                   $    14,929     $    14,298     $    15,290
                                                          -------------------------------------------------
                                                          -------------------------------------------------
Loss from operations before federal income tax expense           (96,037)
   and net realized capital gains on investments                                (477,955)       (247,122)
Federal income tax expense                                        53,910          10,624         168,714
                                                          -------------------------------------------------
Loss from operations before net realized capital gains on       (149,947)
   investments                                                                  (488,579)       (415,836)
Net realized capital gains on investments (net of related
   federal income taxes and amounts transferred from/to
   interest maintenance reserve)                                  51,961          27,242          36,471
                                                          -------------------------------------------------
Net loss                                                     $   (97,986)    $  (461,337)    $  (379,365)
                                                          =================================================

See accompanying notes.


                 Transamerica Occidental Life Insurance Company
                        Statements of Changes in Capital
                          and Surplus - Statutory Basis
                             (Dollars in Thousands)

                                                                                                            Total
                                           Common Stock Preferred   Surplus     Paid-in     Unassigned   Capital and
                                                          Stock      Notes      Surplus      Surplus       Surplus
                                           ----------------------------------------------------------------------------
                                           ----------------------------------------------------------------------------
Balance at January 1, 2005                   $13,793    $13,793     $200,000  $1,670,170    $  844,305      $2,742,061
   Cumulative effect of change in
     accounting principles                         -          -            -           -        44,010          44,010
   Net loss                                        -          -            -           -      (379,365)       (379,365)
   Change in non-admitted assets                   -          -            -           -        96,536          96,536
   Change in unrealized capital                    -          -            -           -        36,624          36,624
     gains/losses
   Change in asset valuation reserve               -          -            -           -      (104,593)       (104,593)
   Change in liability for reinsurance in
     unauthorized companies                        -          -            -           -        26,662          26,662
   Change in surplus in separate accounts          -          -            -           -         9,528           9,528
   Change in net deferred income tax asset         -          -            -           -       (55,353)        (55,353)
   Correction of errors                            -          -            -           -       (11,748)        (11,748)
   Change in surplus due to reinsurance            -          -            -           -       503,269         503,269
   Dividend to stockholder                         -          -            -           -      (300,000)       (300,000)
   Contributed surplus related to stock
     appreciation rights plan of indirect
     parent                                        -          -            -       3,124             -           3,124
                                           ----------------------------------------------------------------------------
                                           ----------------------------------------------------------------------------
Balance at December 31, 2005                  13,793     13,793      200,000   1,673,294       709,875       2,610,755
   Cumulative effect of change in
     accounting principles                                                                         303             303
   Net loss                                        -          -            -           -      (461,337)       (461,337)
   Change in non-admitted assets                   -          -            -           -       (42,810)        (42,810)
   Change in unrealized capital                    -          -            -           -       391,583         391,583
     gains/losses
   Change in asset valuation reserve               -          -            -           -      (153,971)       (153,971)
   Change in liability for reinsurance in
     unauthorized companies                        -          -            -           -        (9,082)         (9,082)
   Change in surplus in separate accounts          -          -            -           -         5,492           5,492
   Change in net deferred income tax asset         -          -            -           -        69,620          69,620
   Change in surplus due to reinsurance            -          -            -           -       735,082         735,082
   Redemption of surplus note                      -          -     (200,000)          -             -        (200,000)
   Dividend to stockholder                         -          -            -           -       (54,068)        (54,068)
   Dissolution of subsidiary - Ammest              9          -            -           -            (9)              -
   Contributed surplus related to stock
     appreciation rights plan of indirect
     parent                                        -          -            -         581             -             581
                                           ----------------------------------------------------------------------------
Balance at December 31, 2006                 $13,802    $13,793   $           $1,673,875    $1,190,678      $2,892,148
                                                                           -




                 Transamerica Occidental Life Insurance Company
                        Statements of Changes in Capital
                    and Surplus - Statutory Basis (continued)
                             (Dollars in Thousands)

                                           ----------------------------------------------------------------------------
                                           Common Stock Preferred   Surplus     Paid-in     Unassigned  Total Capital
                                                          Stock      Notes      Surplus      Surplus     and Surplus
                                           ----------------------------------------------------------------------------
Balance at December 31, 2006                 $13,802    $13,793   $            $1,673,875   $1,190,678      $2,892,148
                                                                          -
   Net loss                                        -          -           -             -      (97,986)        (97,986)
   Change in non-admitted assets                   -          -           -             -       30,726          30,726
   Change in unrealized capital
     gains/losses                                  -          -           -             -      621,281         621,281
   Change in asset valuation reserve               -          -           -             -      (15,025)        (15,025)
   Change in liability for reinsurance in
     unauthorized companies                        -          -           -             -      (17,324)        (17,324)
   Change in surplus in separate accounts          -          -           -             -       11,706          11,706
   Change in net deferred income tax asset         -          -           -             -       22,304          22,304
   Change in surplus due to reinsurance            -          -           -             -      364,307         364,307
   Dividend to stockholder                         -          -           -             -     (200,000)       (200,000)
   Change in reserve on account of change
     in valuation basis                            -          -           -             -      (12,676)        (12,676)
   Return of capital related to stock
     appreciation rights plan of indirect
     parent                                        -          -           -        (1,523)           -          (1,523)
                                           ----------------------------------------------------------------------------
                                           ----------------------------------------------------------------------------
Balance at December 31, 2007                 $13,802   $13,793    $          $1,672,352    $1,897,991       $3,597,938
                                                                          -
                                           ============================================================================

See accompanying notes.


                 Transamerica Occidental Life Insurance Company

                    Statements of Cash Flow - Statutory Basis
                             (Dollars in Thousands)

                                                                    Year Ended December 31
                                                            2007             2006              2005
                                                     ------------------------------------------------------
Operating activities
Premiums collected, net of reinsurance                 $    2,230,817    $    1,968,614   $    1,973,281
Net investment income received                              1,453,999         1,442,207        1,332,223
Miscellaneous income                                           21,089         1,186,448          715,533
Benefit and loss related payments                          (2,201,432)       (2,869,880)      (2,180,095)
Net transfers from separate accounts                           11,522           535,844          691,900
Commissions, expenses paid and aggregate
   write-ins for deductions                                  (699,225)         (744,092)        (894,807)
Dividends paid to policyholders                               (14,908)          (16,214)         (15,867)
Federal and foreign income taxes paid                        (114,998)          (61,106)        (102,524)
                                                     ------------------------------------------------------
Net cash provided by operating activities                     686,864         1,441,821        1,519,644

Investing activities
Proceeds from investments sold, matured or repaid:
     Bonds                                                 11,186,559        10,378,115        6,826,389
     Stocks                                                   580,620           948,031          132,636
     Mortgage loans                                           703,319           875,037          910,676
     Real estate and properties held for sale                       -            12,884                -
     Other invested assets                                    243,251           174,310          175,925
     Miscellaneous proceeds                                   102,843            16,045           12,679
                                                     ------------------------------------------------------
Total investment proceeds                                  12,816,592        12,404,422        8,058,305

Cost of investments acquired:
   Bonds                                                  (10,923,302)       (9,795,370)      (7,580,059)
   Stocks                                                    (317,232)       (1,089,068)        (128,267)
   Mortgage loans                                            (917,522)         (838,014)      (2,178,051)
   Real estate and properties held for sale                      (127)             (207)             (10)
   Other invested assets                                     (329,048)         (419,214)        (273,159)
   Miscellaneous applications                                     (23)          (87,870)         (83,107)
                                                     ------------------------------------------------------
Total cost of investments acquired                        (12,487,254)      (12,229,743)     (10,242,653)
Net (increase) decrease in policy loans                        (2,930)           (1,878)             718
                                                     ------------------------------------------------------
Net cost of investments acquired                          (12,490,184)      (12,231,621)     (10,241,935)
                                                     ------------------------------------------------------
Net cash provided by (used in) investing activities           326,408
                                                                                172,801       (2,183,630)




                 Transamerica Occidental Life Insurance Company

              Statements of Cash Flow - Statutory Basis (continued)
                             (Dollars in Thousands)

                                                                    Year Ended December 31
                                                            2007             2006              2005
                                                     ------------------------------------------------------
Financing and miscellaneous activities
Repayments of surplus and capital notes                $            -    $     (200,000)  $            -
Net borrowed funds received (repaid)                         (311,251)          311,251                -
Net deposits on deposit-type contracts and other
   insurance liabilities                                     (533,118)         (584,157)       1,557,088
Dividends to stockholder                                     (200,000)          (54,068)        (300,000)
Funds held in reinsurance treaties with
   unauthorized companies                                      62,067          (241,981)         (54,950)
Funds held under coinsurance                                      (13)           (8,348)          (5,849)
Transfer due to reinsurance novation to subsidiary
                                                                    -        (1,004,909)               -
Other cash provided (applied)                                 (13,684)          118,521         (555,152)
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
Net cash provided by (used in) financing and
   miscellaneous activities                                  (995,999)       (1,663,691)         641,137
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------

Net increase (decrease) in cash, cash equivalents
   and short-term investments                                  17,273           (49,069)         (22,849)

Cash, cash equivalents and short-term investments:
   Beginning of year                                          556,775           605,844          378,693
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   End of year                                         $      574,048    $      556,775   $      605,844
                                                     ======================================================
                                                     ======================================================

Non-cash proceeds:
                                                     ======================================================
   Mortgage loan transferred to real estate            $            -    $            -   $       14,345
                                                     ======================================================
                                                     ======================================================

                                                     ======================================================
                                                     ======================================================
   Hybrid schedule reclass                             $       13,324    $      584,551   $            -
                                                     ======================================================

See accompanying notes.

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

                                December 31, 2004

                 Transamerica Occidental Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)
                (Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies

Transamerica Occidental Life Insurance Company (the Company) is a stock life insurance company domiciled in Iowa. As of December 31, 2007, the Company's common shares were wholly owned by Transamerica International Holdings, Inc.
(TIHI), and its preferred shares were wholly owned by Transamerica Corporation (Transamerica). Prior to December 31, 2007, the Company's common shares were wholly owned by Transamerica Service Company (TSC). Prior to December 29, 2006, the preferred shares of the Company were held by Scottish Equitable Finance Limited (Scottish Equitable). TIHI, Transamerica and Scottish Equitable are indirect wholly-owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company provides life insurance, pension and annuity products, reinsurance, structured settlements and investment products which are distributed through a network of independent and company-affiliated agents and independent brokers. The Company's customers are primarily in the United States, and the Company's products are distributed in 49 states and the District of Columbia, American Samoa, Guam, Puerto Rico and the U.S. Virgin Islands.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

   Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a


1. Organization and Summary of Significant Accounting Policies (continued)

   separate component of other comprehensive income for those designated as available-for-sale. Fair value for statutory purposes is based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP is based on quoted market prices.

   All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g. CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

   Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative transactions used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, all derivatives are reported on the balance sheet at fair value. The effective and ineffective portions of a single hedge are accounted for separately, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value. The change in fair value for cash flow hedges is credited or charged directly to unassigned surplus rather than to income as required for fair value hedges.

   Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

   Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

   Valuation allowances for mortgage loans are established, if necessary, for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

   Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

   The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

   Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

   Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

   Separate Accounts with Guarantees: Some of the Company's separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

   Non-Admitted Assets: Certain assets designated as "non-admitted", primarily deferred tax assets and general agents pension fund and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.

   Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received, and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

   Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

   Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

   Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

   Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

   Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are non-admitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years and a valuation allowance is established for deferred income tax assets not expected to be realizable.

   Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is non-admitted. Goodwill is amortized over ten years. Under GAAP, goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

   Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

1. Organization and Summary of Significant Accounting Policies (continued)

   Surplus Notes: Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

   Preferred Stock: The preferred stock of the Company, which is mandatorily redeemable, is classified by the Company as capital and surplus. The unconditional obligation requiring the Company to redeem the stock at a specified date would require that the Company classify the stock as a liability for GAAP purposes.

   Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

Investments in both affiliated and unaffiliated redeemable preferred stocks in good standing are reported at cost or amortized cost. Investments in redeemable preferred stocks not in good standing are reported at the lower of cost, amortized cost or fair value as determined by the SVO, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Non-redeemable preferred stocks are reported at fair value or lower of cost or fair value as determined by the SVO, and the related net unrealized gains (losses) are reported in unassigned surplus along with any adjustment for federal taxes.

Beginning in 2006, hybrid securities, not classified as debt by the SVO, are reported as preferred stock. Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer's senior note holders. Reclassifications of securities from bonds to preferred stock have been made by the Company in the amount of $13,324 and $584,551 as of December 31, 2007 and 2006, respectively, due to the SVO identification of such securities. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with Statutory Accounting Principles (SSAP) No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating. A corresponding reclassification was not made as of December 31, 2005.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value as determined by the SVO, and the related unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

The Company's insurance subsidiaries are reported at their underlying statutory equity plus the admitted portion of goodwill. All other noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries' equity is included in the change in net unrealized capital gains or losses.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances.


1. Organization and Summary of Significant Accounting Policies (continued)

The Company has minor ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying GAAP equity of the investee. The Company did not recognize any impairment write-downs for its investments in joint ventures or limited partnerships during the years ended December 31, 2007, 2006 or 2005.

Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Investments in Low Income Housing Tax Credit (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Realized capital gains and losses are determined using specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2007 and 2006 the Company excluded investment income due and accrued of $1,045 and $58, respectively, with respect to such practices.

Investments are reviewed on an ongoing basis for impairment. If this review indicates a decline in fair value that is other than temporary, the carrying amount of the investment is reduced to its fair value and a specific writedown is taken. Such reductions in carrying amounts are recognized as realized losses on investments.

Derivative Instruments

Swaps that are designated in hedging relationships and meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, on the financial statements with any premium or discount amortized into income over the life of the contract. For foreign currency swaps, the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Options are marked to fair value in the balance sheet, and the fair value adjustment is recorded in unassigned surplus. Futures are marked to market on a daily basis, and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

Capped floating rate commercial mortgage loans and interest rate caps that meet hedge accounting rules are carried at amortized cost in the financial statements. Gains or losses upon an early termination would be reflected in the IMR similar to the hedged instrument.

A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, a premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The Company utilizes forward-starting swaps as hedges for forecasted asset purchases. The accrual of income for forward-starting interest rate swaps begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life. If the forecasted transaction no longer qualifies for hedge accounting or if the forecasted transaction is no longer probable of occurring, the forward-starting swap will cease to be valued at amortized cost and will be marked to fair value through unassigned surplus.

The Company may issue foreign denominated assets or liabilities and use forward rate agreements to hedge foreign currency risk associated with these products. These forward agreements are marked to fair value based on the current forward rate on the financial statements, and cash payments and/or receipts are recognized as realized gain or losses.

The carrying value of derivative instruments is reflected in either the other invested assets or the derivatives (liability) line within the balance sheet, depending upon the net balance of the derivatives as of the end of the reporting period. As of December 31, 2007 and 2006, derivatives in the amount of $39,692 and $34,389, respectively, were reflected as a liability within the financial statements.

For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Separate Accounts

Assets held in trust for purchases of variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at fair value. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $24,877, $30,023 and $34,812, in 2007, 2006 and 2005, respectively. In addition, the Company received $20,373, $22,237 and $25,228 in 2007, 2006 and 2005,
respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.25 to
6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.00 to
11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed interest contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement options, on a change in fund basis, according to the Commissioners' Annuity Reserve Valuation Method.

1.  Organization and Summary of Significant Accounting Policies (continued)

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as an increase or decrease directly to the liability balance and are not reported as premiums, benefits or changes in reserve in the statement of operations.

The Company issues funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Municipal Reverse Repurchase Agreements

Municipal reverse repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest on the contract.

The Company enters into municipal reverse repurchase agreements for which it requires a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received, and revenues are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002 and in 2005 through 2007, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

The Company's employees participate in various stock appreciation rights (SAR) plans issued by the Company's indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company's employees has been charged to the Company, with an offsetting amount credited to capital and surplus. The Company recorded an expense (benefit) of $(2,451), $274 and $2,691 for the years ended December 31, 2007, 2006 and 2005, respectively. In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $929, $307 and $433, for years ended December 31, 2007, 2006 and 2005, respectively.

Reclassifications

Certain reclassifications have been made to the 2005 and 2006 financial statements to conform to the 2007 presentation.

2. Prescribed and Permitted Statutory Accounting Practices

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. The Insurance Division, Department of Commerce, of the State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law.

The NAIC's Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Iowa. The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to reserve credits with respect to secondary guarantee reinsurance treaties. As prescribed by Iowa Administrative Code 191-17.3(2), the Commissioner found that the Company is entitled to take reserve credit for such a reinsurance contract in the amount equal to the portion of total reserves attributable to the secondary guarantee, whereas this type of reinsurance does not meet the specific requirements of SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance and Appendix A-791 of the NAIC SAP.

The Company, with the explicit permission of the Deputy Commissioner of Insurance of the State of Iowa, records the value of its wholly owned foreign life subsidiary, Transamerica Life (Bermuda), Ltd. (TLB), based upon audited statutory equity rather than audited U.S. GAAP equity adjusted to a statutory basis of accounting, utilizing adjustments as outlined in SSAP No. 97 - Investments in Subsidiary, Controlled and Affiliated Entities, a replacement of SSAP No. 88, paragraph 9. If TLB was valued based upon GAAP equity adjusted to a statutory basis, surplus would decrease by $16,158 as of December 31, 2007 and increase by $614 as of December 31, 2006.


A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

                                                        2007                2006               2005
                                                 ----------------------------------------------------------

Net loss, State of Iowa basis                      $       (97,986)   $      (461,337)     $      (379,365)
State prescribed practice for secondary
   guarantee reinsurance                                         -                  -                    -
State permitted practice for valuation of
   foreign life subsidiary                                       -                  -                    -
                                                 ----------------------------------------------------------
Net loss, NAIC SAP                                 $       (97,986)   $      (461,337)     $      (379,365)
                                                 ==========================================================

Statutory surplus, State of Iowa basis             $     3,597,938    $     2,892,148      $     2,610,755
State prescribed practice for secondary
   guarantee reinsurance                                (1,708,192)        (1,239,657)            (324,210)
State permitted practice for value of
   wholly-owned foreign life subsidiary                    (16,158)               614                    -
                                                 ----------------------------------------------------------
                                                 ----------------------------------------------------------
Statutory surplus, NAIC SAP                        $     1,873,588    $     1,653,105      $     2,286,545
                                                 ==========================================================

3. Accounting Changes and Correction of Errors

Effective January 1, 2006, the Company adopted SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. This statement established statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit (LIHTC) properties. SSAP No. 93 states that LIHTC investments shall be initially recorded at cost and amortized based on the proportion of tax benefits received in the current year to the total estimated tax benefits to be allocated to the investor. Prior to 2006, the Company's investments in LIHTC investments were reported in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies and SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities and carried at audited GAAP equity. The cumulative effect is the difference between the audited GAAP equity amount at December 31, 2005 and the amortized cost assuming the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that increased unassigned surplus by $303 at January 1, 2006.

Effective January 1, 2005, the Company adopted SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities. According to SSAP No. 88, noninsurance subsidiaries are carried at audited GAAP equity. Prior to 2005, the Company's investments in noninsurance entities were reported in accordance with SSAP No. 46 and carried at statutory equity. The cumulative effect is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle, which increased unassigned surplus, by $44,010 in 2005.

During 2005, the Company received a "no objection" review from the Insurance Division, Department of Commerce, of the State of Iowa for correction of errors relating to the establishment of an immediate payment of claims liability and the impact of using the appropriate net premium in the valuation of certain traditional reserves.

The net impact to 2005 surplus was composed of the following items:

        Increase reserves on traditional life and universal life policies issued prior to January 1, 1995, to include a reserve for Immediate
             Payment of Claims (previously there was no IPC reserve on this block)
                                                                                             $ (50,380)
        Increase in surplus relating to the use of the appropriate net premium in
             calculating due and deferred premium                                               38,632
                                                                                         ---------------
                                                                                         ---------------
        Net decrease credited directly to unassigned surplus                                 $ (11,748)
                                                                                         ===============

4. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   Cash, Cash Equivalents and Short-term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

   Investment Securities: Fair values for investment securities are based on unit prices published by the SVO or, in the absence of SVO published unit prices or when amortized cost is used by the SVO as the unit price, quoted market prices by other third party organizations, where available.

   For fixed maturity securities (including preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments. For equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

   Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

   Policy Loans: The fair value of policy loans is assumed to equal their carrying amount.

   Derivative Financial Instruments: The estimated fair values of interest rate floors and caps are based upon the latest quoted market price. The estimated fair value of swaps, including interest rate swaps and swaptions and currency swaps, are based upon the pricing differential as of the balance sheet date for similar swap agreements. The carrying value of these items is included in the liability section of the balance sheet.

   Credit Default Swaps: The estimated fair value of credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements.

   Separate Accounts: The fair value of separate account assets are based on quoted market prices. The fair value of separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

   Investment Contracts: Fair values for the Company's liabilities under investment-type insurance contracts, which include guaranteed interest contracts and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

   Borrowed Money: Fair values for borrowed money are estimated using discounted cash flow analyses based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.

   Receivable From or Payable to Parents, Subsidiaries and Affiliates: The fair values for short-term notes receivable from and payable to affiliates are assumed to equal their carrying amount.

Fair values for the Company's insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:

                                                                    December 31
                                                      2007                              2006
                                         -------------------------------- ---------------------------------
                                             Carrying         Fair            Carrying          Fair
                                              Amount          Value            Amount          Value
                                         -------------------------------- ---------------------------------
   Admitted assets
   Bonds, other than affiliates             $ 16,206,188    $ 16,203,265      $16,488,866     $16,852,177
   Preferred stocks, other than                  545,135         519,142          718,501         753,501
     affiliates
   Common stocks, other than affiliates          176,641         176,641          255,727         255,727
   Mortgage loans on real estate, other
     than affiliates                           4,507,913       4,497,005        4,301,048       4,356,148
   Policy loans                                  390,494         390,494          387,465         387,465
   Derivatives:
       Floors, caps, options and                      63              63               10              10
     swaptions
        Interest rate and currency swaps         (39,755)        (22,103)         (34,399)         (2,852)
       Credit default swaps                            -         324,282                -         335,262
    Cash, cash equivalents and
short-term                                                71,248                  280,875         280,875
        investments, other than                  171,248
affiliates                                               1
   Receivable from parent, subsidiaries
     and affiliates                              169,099         169,099          231,049         231,049
   Separate account assets                     2,776,745       2,776,745        2,575,661       2,575,661

   Liabilities
   Investment contract liabilities            11,078,333      11,120,735       11,478,713      11,498,634
   Borrowed money                                      -               -          312,669         312,669
   Payable to parent, subsidiaries and
     affiliates                                  158,861         158,861          157,228         157,228
   Separate account annuity liabilities        2,316,497       2,316,497        2,132,216       2,132,216





5. Investments

Investments in common stocks of affiliated entities were as follows:

                                                                    December 31
                                                        2007                             2006
                                          --------------------------------- -------------------------------
                                                           Carrying Amount                 Carrying Amount
                Affiliate                       Cost                             Cost
--------------------------------------------------------------------------- -------------------------------
--------------------------------------------------------------------------- -------------------------------

Wholly owned subsidiaries:
   NEF Investment Company                  $        1,278   $           -    $      1,278   $          -
   Transamerica Life Insurance Company            678,418       1,685,600         678,418      1,165,228
   USA Administration Services Inc.                16,161             134          16,161            290
   Transamerica Life (Bermuda) Ltd.               169,430         267,825         134,430        189,240
   Asia Investments Holdings, LTD                   1,164               -           1,164              -
                                          ---------------------------------
                                          --------------------------------- -------------------------------
                                                  866,451       1,953,559         831,451      1,354,758
Minority-owned subsidiaries:
   Transamerica Financial Life Insurance
     Company (12.6% of issued and
     outstanding shares)                          141,438          95,326         141,438        104,750
   Real Estate Alternatives Portfolio 3A
     Inc. (10% of issued and outstanding
     shares)                                        1,875           2,242           1,286          1,470
                                          --------------------------------- -------------------------------
                                           $    1,009,764  $    2,051,127    $    974,175   $  1,460,978
                                          ================================= ===============================

Additionally, the Company holds preferred stock of USA Administration Services Inc. with a carrying value of $1,739 and $1,739 at December 31, 2007 and 2006, respectively.

The Company owns 12.6% of the preferred shares of Transamerica Financial Life Insurance Company with a carrying value of $7,162 at December 31, 2007 and 2006, respectively. The cost of the preferred shares is $7,162.

The Company purchased 17.2% of the outstanding preferred shares of Malibu Loan Fund Ltd. during 2006. At December 31, 2007 and 2006, the carrying value of these shares was $827 and $551, respectively. The cost of the preferred shares is $827 and $551, respectively.


The Company owns 100% of the membership interests for two affiliated limited liability companies, Transamerica Pyramid Properties LLC and Transamerica Realty
Investment Properties LLC. At December 31, 2007 and 2006, the Company's carrying value for these two affiliated entities was $181,377 and $195,001, respectively.
The investment in these two entities is included in other invested assets in the accompanying balance sheets. Summarized combined balance sheet information for these two companies is as follows:

                                                                                    December 31
                                                                             2007                2006
                                                                      ----------------------------------------
   Real estate                                                           $    188,403       $    190,751
   Other assets                                                                19,204             27,681
                                                                      ----------------------------------------
                                                                      ----------------------------------------
   Total assets                                                          $    207,607       $    218,432
                                                                      ========================================

                                                                                    December 31
                                                                             2007                2006
                                                                      ----------------------------------------
   Current liabilities                                                   $     26,230       $     23,431
   Total member's interest                                                    181,377            195,001
                                                                      ----------------------------------------
   Total liabilities and member's interest                               $    207,607       $    218,432
                                                                      ========================================

The carrying amount and estimated fair value of investments in bonds and preferred stock were as follows:
                                                                         Gross         Gross
                                                          Gross         Unrealized    Unrealized
                                                        Unrealized      Losses 12    Losses less     Estimated
                                          Carrying         Gains          Months       Than 12         Fair
                                           Amount                        or More        Months         Value
                                       ---------------------------------------------------------------------------
   December 31, 2007
   Bonds:
     United States Government and
       agencies                          $  1,271,337   $    39,736    $   17,525     $       731  $  1,292,817
     State, municipal and other
       government                             181,254        19,541           196             121       200,478
     Public utilities                       1,131,987        48,503        11,314           5,766     1,163,410
     Industrial and miscellaneous           8,724,925       308,805        86,428         104,570     8,842,732
     Mortgage and other asset- backed
       securities                           4,896,685        33,328        37,754         188,431     4,703,828
                                       ---------------------------------------------------------------------------
                                           16,206,188       449,913       153,217         299,619    16,203,265
   Unaffiliated preferred stocks              545,135         7,368         7,127          26,234       519,142
                                       ---------------------------------------------------------------------------
                                         $ 16,751,323   $   457,281    $  160,344     $   325,853  $ 16,722,407
                                       ===========================================================================



5. Investments (continued)

                                                                         Gross         Gross
                                                          Gross         Unrealized    Unrealized
                                                        Unrealized      Losses 12    Losses less     Estimated
                                          Carrying         Gains          Months       Than 12         Fair
                                           Amount                        or More        Months         Value
                                       ---------------------------------------------------------------------------
   December 31, 2006
   Bonds:
     United States Government and
       agencies                          $  1,512,572   $    22,278    $   17,721     $     2,472  $  1,514,657
     State, municipal and other
       government                             268,893        24,368         2,593             284       290,384
     Public utilities                       1,149,454        62,102        10,402           3,494     1,197,660
     Industrial and miscellaneous           8,935,264       424,224       103,261          32,122     9,224,105
     Mortgage and other asset- backed
       securities                           4,622,683        40,161        34,041           3,432     4,625,372
                                       ---------------------------------------------------------------------------
                                           16,488,866       573,133       168,018          41,804    16,852,177
   Unaffiliated preferred stocks              718,501        40,300         4,137           1,163       753,501
                                       ---------------------------------------------------------------------------
                                         $ 17,207,367   $   613,433    $  172,155     $    42,967  $ 17,605,678
                                       ===========================================================================

The Company held bonds and preferred stock at December 31, 2007 and 2006, with a carrying value of $3,825 and $7,602, respectively, and amortized cost of $6,941 and $9,062, respectively, that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.

At December 31, 2007 and 2006, respectively, for securities that have been in a continuous loss position greater than or equal to twelve months, the Company held 548 and 724 securities with a carrying value of $3,202,354 and $4,597,358 and an unrealized loss of $160,344 and $172,155 with an average price of 95.0 and 96.2 (NAIC market value/amortized cost). Of this portfolio, 95.7% and 95.9% were investment grade with associated unrealized losses of $138,502 and $149,586, respectively.

At December 31, 2007 and 2006, respectively, for securities in an unrealized loss position for less than twelve months, the Company held 774 and 529 securities with a carrying value of $6,422,879 and $3,158,334 and an unrealized loss of $325,853 and $42,967 with an average price of 94.9 and 98.6 (NAIC market value/amortized cost). Of this portfolio, 93.7% and 96.8% were investment grade with associated unrealized losses of $288,209 and $40,183, respectively.




5. Investments (continued)

The Company closely monitors below investment grade holdings and those investment grade issuers and industry sectors where the Company has concerns. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; and (2) the Company's decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally, financial condition, near term prospects of the issuer, nationally recognized credit rating changes and cash flow trends and underlying levels of collateral, for asset-backed securities only, are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

The estimated fair value of bonds and preferred stocks with gross unrealized losses at December 31, 2007 and 2006 is as follows:


                                                    Losses 12    Losses Less
                                                 Months or More Than 12 Months    Total
                                                 -------------------------------------------
                                                 -------------------------------------------
   December 31, 2007
   Bonds:
     United States Government and agencies         $   485,907    $   80,743    $   566,650
     State, municipal and other government               2,295         9,443         11,738
     Public utilities                                  213,348       214,351        427,699
     Industrial and miscellaneous                    1,633,992     2,454,039      4,088,031
     Mortgage and other asset-backed securities        613,555     3,075,674      3,689,229
                                                 -------------------------------------------
                                                 -------------------------------------------
                                                     2,949,097     5,834,250      8,783,347
      Preferred stocks                                  92,911       262,777        355,688
                                                 -------------------------------------------
                                                   $3,042,008     $6,097,027    $ 9,139,035
                                                 ===========================================





5. Investments (continued)


                                                    Losses 12    Losses Less
                                                 Months or More Than 12 Months    Total
                                                 -------------------------------------------
                                                 -------------------------------------------
   December 31, 2006
   Bonds:
     United States Government and agencies         $   795,903   $   296,792     $1,092,695
     State, municipal and other government              52,933        13,303         66,236
     Public utilities                                  265,842       193,440        459,282
     Industrial and miscellaneous                    2,343,486     1,704,457      4,047,943
     Mortgage and other asset-backed securities        828,040       828,576      1,656,616
                                                 -------------------------------------------
                                                 -------------------------------------------
                                                     4,286,204     3,036,568      7,322,772
      Preferred stocks                                 138,998        78,799        217,797
                                                 -------------------------------------------
                                                   $ 4,425,202    $3,115,367     $7,540,569
                                                 ===========================================


The carrying amount and estimated fair value of bonds at December 31, 2007, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                            Estimated
                                                                           Carrying            Fair
                                                                            Amount            Value
                                                                       ------------------------------------

   Due in one year or less                                               $      224,842   $      225,134
   Due after one year through five years                                      2,949,237        2,987,245
   Due after five years through ten years                                     3,302,465        3,285,161
   Due after ten years                                                        4,832,959        5,001,897
                                                                       ------------------------------------
                                                                       ------------------------------------
                                                                             11,309,503       11,499,437
   Mortgage and other asset-backed securities                                 4,896,685        4,703,828
                                                                       ------------------------------------
                                                                         $   16,206,188   $   16,203,265
                                                                       ====================================

Sub-prime mortgages are loans to homebuyers who have weak or impaired credit histories, are loans that are non-conforming or are loans that are second in priority. The Company's businesses in the United States do not sell or buy sub-prime mortgages directly. The Company's position is related to so-called "asset-backed securities" (ABS). These securities are pools of mortgages that have been securitized and offered to investors as asset-backed securities, where the mortgages are collateral. Most of the underlying mortgages within the pool have FICO scores below 660. Therefore, the ABS has been classified by the Company as a sub-prime mortgage position. Also included in the Company's total sub-prime mortgage position are ABS with second lien mortgages as collateral. The second lien mortgages may not necessarily have sub-prime FICO scores; however, the Company has included these ABS in its sub-prime position as it's the second priority in terms of repayment. The Company does not have any "direct" residential mortgages to sub-prime borrowers outside of the ABS structures.

For ABS in an unrealized loss position, the Company considers them for impairment when there has been an adverse change in estimated cash flows from the cash flows previously projected at purchase, which is in accordance with SSAP 43, Loan-backed and Structured Securities. The Company did not impair any of its sub-prime mortgage positions in 2007 or 2006.

The following table provides the actual cost, carrying value and fair value by asset class of the Company's sub-prime mortgage position at December 31, 2007:

                                                        Actual Cost     Carrying Value          Fair Value
Residential Mortgage Backed Securities                $   484,775           $   485,226      $   434,272
Collateralized Debt Obligations                               800                   800              800
                                                      ----------------- -------------------- -----------------
                                                      ----------------- -------------------- -----------------
                                                      $   485,575           $   486,026      $   435,072
                                                      ================= ==================== =================

The following table provides the actual cost, carrying value and fair value by asset class of the Company's sub-prime mortgage position at December 31, 2007, which are reported off balance sheet for statutory reporting purposes.

                                                        Actual Cost     Carrying Value          Fair Value
Residential Mortgage Backed Securities                     $   786          $   786            $      770




A detail of net investment income (loss) is presented below:

                                                                    Year Ended December 31
                                                            2007             2006              2005
                                                     ------------------------------------------------------
   Income:
     Bonds                                             $    1,046,615    $    1,067,740   $    1,042,982
      Preferred stocks                                         41,920            55,905            6,801
     Common stocks                                             30,705             4,280            4,036
     Mortgage loans                                           277,798           268,938          253,439
     Real estate                                                1,230               653            2,519
     Policy loans                                              26,069            25,872           26,548
     Cash, cash equivalents and short-term
     investments                                               25,574            13,280            8,006
     Derivative instruments                                    (5,337)          (24,747)         (38,548)
     Other invested assets                                     22,718            25,249           66,793
     Other                                                      4,257             7,599            7,492
                                                     ------------------------------------------------------
   Gross investment income                                  1,471,549         1,444,769        1,380,068

   Less investment expenses                                   (72,375)          (67,984)         (62,185)
                                                     ------------------------------------------------------
   Net investment income                               $    1,399,174    $    1,376,785   $    1,317,883
                                                     ======================================================

Proceeds from sales and maturities of bonds and preferred stock and related gross realized capital gains and losses were as follows:

                                                                    Year Ended December 31
                                                            2007             2006              2005
                                                     ------------------------------------------------------

   Proceeds                                            $   11,484,782    $   11,087,866   $    6,850,357
                                                     ======================================================
                                                     ======================================================

   Gross realized gains                                $      120,912    $       88,162   $       94,724
   Gross realized losses                                     (114,009)         (106,913)         (48,198)
                                                     ------------------------------------------------------
   Net realized capital gains (losses)                 $        6,903    $      (18,751)  $       46,526
                                                     ======================================================

Gross realized losses in 2007, 2006 and 2005 include $30,211, $21,070 and $8,724, respectively, which relate to losses recognized on other than temporary declines in market values of bonds and preferred stocks.



5. Investments (continued)

At December 31, 2007, investments with an aggregate carrying value of $5,763 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.


Net realized capital gains (losses) on investments and change in unrealized capital gains (losses) are summarized below:

                                                                           Realized
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
                                                                    Year Ended December 31
                                                            2007             2006              2005
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------

   Bonds                                               $        223      $    (22,320)    $     45,794
   Preferred stocks                                           6,680             3,569              732
   Common stocks                                             47,562            11,903           15,410
   Derivatives                                                3,337             5,011           (2,370)
   Other invested assets                                     86,501            56,560           32,705
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
                                                            144,303            54,723           92,271

   Federal income tax effect                                (64,520)          (28,158)         (28,274)
   Transfer to interest maintenance reserve                 (27,822)              677          (27,526)
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Net realized capital gains on investments           $     51,961      $     27,242     $     36,471
                                                     ======================================================

                                                                     Change in Unrealized
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
                                                                    Year Ended December 31
                                                            2007             2006              2005
                                                     ------------------------------------------------------

   Bonds                                               $     (1,656)     $     22,332     $    (20,416)
   Preferred stocks                                             263             1,178               39
   Common stocks                                            536,642           328,209           38,992
   Derivatives                                                4,245           (15,902)          27,458
   Other invested assets                                    107,793            94,177           (9,449)
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Change in unrealized capital gains(losses)          $    647,287      $    429,994     $     36,624
                                                     ======================================================



Gross unrealized gains and gross unrealized losses on common stock of unaffiliated entities are as follows:

                                                                                   December 31
                                                                             2007              2006
                                                                       ------------------------------------
                                                                       ------------------------------------

   Unrealized gains                                                           $15,332          $35,445
   Unrealized losses                                                           (1,366)          (1,532)
                                                                       ------------------------------------
                                                                       ------------------------------------
   Net unrealized gains                                                       $13,966          $33,913
                                                                       ====================================

During 2007, the Company issued mortgage loans with interest rates ranging from 5.55% to 7.76% for commercial loans and 6.67% to 8.67% for agricultural loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 89%. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

At December 31, 2007 and 2006, respectively, the Company did not hold any impaired loans with a related allowance for credit losses. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2007 and 2006, respectively.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days), and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company did not recognize any interest income on impaired loans nor did the Company recognize any interest income on a cash basis for the years ended December 31, 2007 or 2006. The Company recognized interest income on impaired loans of $494 for the year ended December 31, 2005. Interest income of $495 was recognized on a cash basis for year ended December 31, 2005.


The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

                                                                         Year Ended December 31
                                                                    2007          2006           2005
                                                               --------------------------------------------
                                                               --------------------------------------------

   Balance at beginning of period                                   $      -     $       -       $  9,120
   Additions, net charged to operations                                    -             -              -
   Reduction due to write-downs charged against the allowance
                                                                           -             -         (7,566)
   Recoveries of amounts previously charged off
                                                                           -             -         (1,554)
                                                               --------------------------------------------
                                                               --------------------------------------------
   Balance at end of period                                         $      -     $       -      $       -
                                                               ============================================

During 2005, one loan with a book value of $14,345 was transferred to real estate. No loans were foreclosed or acquired by deed and transferred to real estate during 2007 or 2006. At December 31, 2007 and 2006, the Company held a mortgage loan loss reserve in the AVR of $108,183 and $136,653, respectively.

The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

                Geographic Distribution                            Property Type Distribution
   --------------------------------------------------- ----------------------------------------------------
   --------------------------------------------------- ----------------------------------------------------
                                      December 31                                          December 31
                                     2007     2006                                       2007      2006
                                  --------------------                                 --------------------

   South Atlantic                    27%       27%     Office                             27%      27%
   Pacific                           21        22      Apartment                          25       21
   E. North Central                  14        13      Retail                             20       22
   Mountain                          12        10      Industrial                         17       18
   Middle Atlantic                   10        13      Other                              11       12
   W. North Central                   6         7
   W. South Central                   4         3
   E. South Central                   3         3
   New England                        3         2


At December 31, 2007, the Company had recorded investments in restructured securities of $1,576. The capital losses taken as a direct result of restructures in 2007 were $638. The Company did not record any investments in restructured securities at December 31, 2006 and did not take any capital losses as a direct result of restructures for the years ended December 31, 2006 or 2005. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

There were no investments in loans for which an impairment has been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring, as of December 31, 2007 and 2006. There were no commitments to lend additional funds to debtors owing receivables whose terms have been modified in a troubled debt restructuring for either 2007 or 2006.

At December 31, 2007, the Company had ownership interests in 30 Low Income Housing Tax Credit (LIHTC) properties. The remaining years of unexpired tax credits ranged from 2 to 13 and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from 2 to 17 years. The amount of contingent equity commitments expected to be paid during the years 2008 to 2019 is $15,481.

For the year ended December 31, 2007, an impairment of $4,285 was recorded for MP Shoreline Associates, a LIHTC property. The impairment was determined by comparing the current book value to the fair value. The fair value was determined by discounting the anticipated future cash flows. Since the decline in fair value was determined to be other than temporary, the investment in partnership was written down to fair value.

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A notional currency exchange occurs at the




5. Investments (continued)

beginning and end of the contract. During the life of the swap, the counterparties exchange fixed or floating interest payments in its swapped currency. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges; consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Under exchange traded currency futures and options, the Company agrees to purchase a specified number of contracts with other parties and to post a variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange. The Company recognized net realized gains (losses) from futures contracts in the amount of $(1,342), $1,065 and $125 for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company may issue foreign denominated assets or liabilities and uses forward rate agreements to hedge foreign currency risk associated with its foreign denominated assets or liabilities. Cash payments and/or receipts represent the difference between market values and those of the contracts.

An interest rate floor provides for the receipt of payments in the event interest rates fall below the strike rates in the contract. The floor is designed to generate cash flows to offset the lower cash flows received on assets during low interest rate environments. The Company may also invest in capped floating rate commercial mortgage loans and use interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Interest rate caps provide for the receipt of payments when interest rates rise above the strike rates in the contract. A single premium is paid by the Company at the beginning of the interest rate cap/floor contracts.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit quality enables the Company to enhance the relative values while having the ability to execute larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2007 and 2006, the Company had replicated assets with a fair value of $324,282 and $343,880 and credit default swaps with a fair value of $437 and $3,383, respectively. During the years ended December 31, 2007, 2006 and 2005, the Company has recognized no capital losses related to replication transactions.

The Company issues products providing the customer a return based on the S&P 500 indices. The Company uses S&P 500 index futures contracts and/or options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and the fair value adjustment is recorded as income in the financial statements. There were no expenses recognized by the Company for the years ended December 31, 2007 or 2006 from option contracts. The Company recognized expense from options contracts in the amount of $121 for the year ended December 31, 2005.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of 'A' or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf. The posted amount is


5. Investments (continued)

equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets instead. At December 31, 2007, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $65,992. At December 31, 2007, the fair value of all contracts, aggregated at counterparty level, with a negative fair value amount to $88,031.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows for forecasted transactions is 24 years. At December 31, 2007 and 2006, none of the Company's cash flow hedges have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

At December 31, 2007 and 2006, the Company has recorded $17,331 and $14,084, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss).

The Company did not recognize any unrealized gains and losses during 2007 and 2006 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The Company has pledged securities as collateral for derivative transactions in the amount of $48,037 and $17,797 as of December 31, 2007 and 2006, respectively.

At December 31, 2007 and 2006, the Company's outstanding financial instruments with on and off balance sheet risks, shown in notional amounts, are summarized as follows:

                                                                                 Notional Amount
                                                                       ------------------------------------
                                                                             2007              2006
                                                                       ------------------------------------
   Derivative securities Interest rate and currency swaps:
     Receive float-pay float                                              $     198,500      $   313,783
     Receive fixed-pay float                                                  4,619,955        3,876,835
     Receive float-pay fixed                                                  4,070,816        4,631,642
     Receive fixed-pay fixed                                                     94,594           81,195
   Caps                                                                         145,400           35,000


5. Investments (continued)

Open futures contracts at December 31, 2007 and 2006, were as follows:

                                                                         Opening Market      Year-End
       Number of                                                             Value            Market
       Contracts                       Contract Type                                           Value
   --------------------------------------------------------------------------------------------------------

   December 31, 2007
                                          S&P 500
          39                        March 2008 Futures                        $14,379          $14,403

   December 31, 2006
                                          S&P 500
          31                        March 2007 Futures                        $11,045          $11,070

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.


Premiums earned and reserves and claims liability amounts reflect the following reinsurance assumed and ceded amounts:

                                           Ceded/Retroceded to           Assumed from
                                       -------------------------------------------------------
                                       -------------------------------------------------------
                             Direct     Affiliated   Unaffiliated   Affiliated  Unaffiliated      Net
                             Amount      Companies    Companies     Companies     Companies     Amount
                          ---------------------------------------------------------------------------------
   Year ended
     December 31, 2007:
       Premium revenue     $  2,038,914 $    987,444 $    849,696  $   218,399   $  1,723,553 $  2,143,726
                          =================================================================================
                          =================================================================================

   At December 31, 2007:
     Reserves for future
       policy benefits     $18,367,525  $  7,542,424 $  3,164,980  $   594,972   $  4,679,634 $ 12,934,727
     Policy and contract
       claims payable           207,962      166,964      129,831        1,875        416,750      329,792
                          ---------------------------------------------------------------------------------
                          ---------------------------------------------------------------------------------
                           $ 18,575,487 $  7,709,388 $  3,294,811  $   596,847   $  5,096,384 $ 13,264,519
                          =================================================================================
                          =================================================================================
   Year ended
     December 31, 2006:
       Premium revenue     $  2,303,401 $  1,049,122 $    826,156  $     6,348   $  1,529,701 $  1,964,172
                          =================================================================================
                          =================================================================================

   At December 31, 2006:
     Reserves for future
       policy benefits     $17,403,364  $  6,346,320 $  2,838,797  $   331,829   $  4,192,951 $ 12,743,027
     Policy and contract
       claims payable           231,217      107,935      173,235        7,943        344,401      302,391
                          ---------------------------------------------------------------------------------
                          ---------------------------------------------------------------------------------
                           $ 17,634,581 $  6,454,255 $  3,012,032  $   339,772   $  4,537,352 $ 13,045,418
                          =================================================================================
                          =================================================================================
   Year ended
     December 31, 2005:
       Premium revenue     $  2,566,208 $  1,047,890 $    812,737  $     5,924   $  1,329,601 $  2,041,106
                          =================================================================================
                          =================================================================================

   At December 31, 2005:
     Reserves for future
       policy benefits     $ 17,166,531 $  5,761,998 $  2,514,348  $     5,445   $  3,653,590 $ 12,549,220
     Policy and contract
       claims payable           247,906       94,388      187,255       10,863        333,568      310,694
                          ---------------------------------------------------------------------------------
                          ---------------------------------------------------------------------------------
                           $ 17,414,437 $  5,856,386 $  2,701,603  $    16,308   $  3,987,158 $ 12,859,914
                          =================================================================================



Effective December 31, 2007, the Company entered into a reinsurance agreement with Transamerica Life Insurance Company (TLIC), an affiliate, to cede certain universal life business that includes certain policies that originated on Transamerica Life (Bermuda) Ltd. (TLB), a direct wholly-owned subsidiary of the Company. Universal life secondary guarantee reserves ceded were $143,515, resulting in a pre-tax gain of $143,515 that has been recorded directly to unassigned surplus on a net of tax basis.

During 2007, the Company entered into an agreement with Transamerica International Re (Bermuda) Ltd. (TIRe), an affiliate, to retrocede certain life insurance policies issued by Seguros Argos, S.A. de C.V., effective January 1, 2007. The Company received consideration of $21,955, resulting in an initial transaction pre-tax gain of $21,955. The net of tax gain was recorded directly to unassigned surplus on a net of tax basis. During 2007, the Company amortized $2,925 on a pre-tax basis into earnings with a corresponding charge to unassigned surplus.

Effective October 1, 2007, the Company recaptured the risks related to specified blocks of policies that were previously retroceded to TIRe. The consideration received was $59,744 and life and claim reserves recaptured were $358,102 and $7,900, respectively. This resulted in a pre-tax loss on the statutory income statement of $306,258. The Company subsequently entered into an indemnity retrocession agreement with Transamerica International Re (Ireland) Ltd (TIRI), an affiliate, to retrocede specific blocks of policies ceded to the Company. The consideration that was given in the transaction was $59,744 and the life and claim reserves ceded were $358,102 and $7,900, respectively. This resulted in a pre-tax gain on a statutory basis of $306,258 that was recorded directly to unassigned surplus on a net of tax basis.

The Company entered into an agreement effective December 30, 2006 to recapture a block of in force term life business that was ceded to Transamerica Pacific Insurance Company, Ltd. The consideration received was $37,614. Reserves recaptured included $223,404 of life reserves and $5,400 of claim reserves resulting in a pre-tax loss of $191,190, which has been included in the statement of operations.

The Company entered into an agreement effective December 30, 2006 to recapture a block of in force universal life business that was ceded to Transamerica Pacific Insurance Company, Ltd. The recapture consideration received was $635,128 for assets held related to the block; the recapture fee paid was $45,334 for a net consideration received of $589,794. Reserves recaptured included $678,272 of life reserves and $927 of claim reserves resulting in a pre-tax loss of $89,405, which has been included in the statement of operations.

6. Reinsurance (continued)

The Company entered into an agreement effective December 31, 2006, to allow TIRI to recapture a retrocession agreement whereby the Company assumed mortality risks on a block of in force universal life business which subsequently allowed the Company to recapture the entire universal life contract ceded to TIRI. The recapture consideration paid was $1,245, and reserves recaptured were $4,562, for a net pre-tax gain of $3,317. Subsequent to the transaction, the Company entered into an agreement to recapture the universal life business ceded to TIRI effective December 31, 2006. The recapture consideration received was $361,986; a recapture fee of $11,400 was paid for a net consideration of $350,586. Reserves recaptured included $804,865 of life reserves and $1,152 of claim reserves, resulting in a pre-tax loss of $455,431, which is included in the statement of operations.

TLB acquired the direct liability to the policyholder through a court order from the Hong Kong Special Administrative Region Court, effective December 31, 2006, for most of the business issued from TOLIC's branch in Hong Kong. TLB also acquired the direct liability to the policyholder through a court order from the High Court of the Republic of Singapore, effective December 31, 2006 for all business issued from TOLIC's branch in Singapore. The novation of the contracts was approved by the Iowa Insurance Department and all policyholder liabilities were transferred to TLB. All balances assumed by TLB were reflected as direct adjustments to the balance sheet. As the transfer occurred between affiliated companies no gain or loss was recognized, and the difference between the assets transferred and the statutory liabilities assumed in the amount of $78,993 was recorded as goodwill and will be amortized into operations over the life of the business, not to exceed ten years. Below is a summary of the net policyholder liabilities and assets transferred:



6. Reinsurance (continued)



Invested assets/cash transferred                                             $1,004,909
Reinsurance recoverable                                                             178
Due premiums                                                                        396
Due premiums ceded                                                               (1,502)
Deferred premiums                                                                   576
Policy loans                                                                      7,276
Policyholder life reserves                                                     (928,481)
Policyholder premium deposit and dividend accumulations                          (1,025)
Life claim reserves                                                              (3,200)
Advance premiums                                                                   (134)
                                                                       ------------------
                                                                       ------------------
Net impact of transfer to subsidiary - goodwill                           $      78,993
                                                                       ==================

Goodwill in the amount of $9,274 was amortized during 2007 related to this transaction. TLB is valued on a U.S. statutory basis and includes a deferred gain liability of a similar amount to the goodwill reflected in the financials of the Company.

Subsequent to the novation of the Hong Kong and Singapore business the Company entered into a reinsurance agreement to assume certain risks related to the in force block from TLB effective December 31, 2006. The initial premium received was $261,418, reserves assumed included $328,985 of life reserves and $258 of claim reserves, resulting in a pre-tax loss of $67,825, which is included in the statement of operations.

Effective December 31, 2006, the Company entered into a reinsurance agreement with LIICA Re II, Inc., an affiliate, to cede term and universal life business. The initial premium paid was $120,000. Reserves ceded included $212,319 of term life reserves, $834,446 of universal life secondary guarantee reserves, $1,067 of claim reserves and $5,911 of miscellaneous policyholder assets, resulting in a pre-tax gain of $921,921 that was recorded directly to unassigned surplus on a net of tax basis. During 2007, the Company amortized $1,321 on a net of tax basis into earnings with a corresponding charge to unassigned surplus.

Effective December 31, 2006, the Company recaptured a block of in force term life business that was ceded to TIRe. The recapture premium received was $86,705; the commission expense allowance paid was $43,730, for a net consideration received of $42,975. Reserves recaptured included $286,151 of life reserves and $16,892 of claim reserves, resulting in a pre-tax loss of $260,068, which has been included in the statement of operations.



6. Reinsurance (continued)

Subsequent to the recapture, the Company entered into a reinsurance agreement with LIICA Re I, an affiliate, to retrocede term life business effective December 31, 2006. The initial premium paid was $77,479, offset by the commission expense received of $42,022, for a net consideration of $35,457. Reserves ceded included $256,795 of life reserves and $13,146 of claim reserves, resulting in a pre-tax gain of $234,484 that was recorded directly to unassigned surplus on a net of tax basis.

Effective January 1, 2007, the Company recaptured the risks related to specified blocks of policies that were previously retroceded to TIRe. The recapture premium received was $9,677 and the commission expense allowance paid was $15,357 for a net consideration paid of $5,680. Reserves recaptured included $81,657 in life reserves and $457 in claim reserves resulting in a pre-tax loss of $87,793 which has been included in the statement of operations. The Company subsequently entered into an indemnity retrocession agreement with LIICA Re I to retrocede specific blocks of policies ceded to the Company. Net consideration received by the Company was $16,006 and the life and claim reserves ceded were $81,657 and $457, respectively. This resulted in a pre-tax gain of $98,119 that was recorded directly to unassigned surplus on a net of tax basis. During 2007, the Company amortized $7,220 on a net of tax basis into earnings with a corresponding charge to unassigned surplus.

During 2005, the Company executed novation agreements associated with 13 reinsurance treaties originally assumed by TIRe. As a result of the novations, $174,925 of statutory reserves were assumed. Subsequently, the Company entered into a reinsurance agreement to cede these risks back to TIRe. These transactions occurred with no gain or loss in the statement of operations or capital and surplus.

Effective December 31, 2005, the Company recaptured the risks related to the universal life business that was previously ceded to TIRI. The consideration that was given in the transaction was $288,500 and the reserves recaptured were $566,600. This resulted in a pre-tax loss on the statutory income statement of $278,100. In addition, the Company recaptured the risks related to the term business that was ceded to TIRe. The consideration received in the transaction was $125,400, the commission expense allowance paid was $84,000 and the reserves recaptured were $508,200. This resulted in a pre-tax loss on the statutory basis statement of operations of $466,800. The Company subsequently entered into a reinsurance agreement with Stonebridge Reinsurance Company, an affiliate, to cede the term business and the secondary guarantee related to the universal life business. The consideration that was given in the transaction was $103,900, the commission expense allowance received was $67,400 and the reserves


6. Reinsurance (continued)

ceded were $832,400 ($508,200 term and $324,200 secondary guarantee). This resulted in a pre-tax gain on a statutory basis of $795,900 that was recorded directly to unassigned surplus on a net of tax basis and will be amortized back into earnings based upon contract experience.

During 2001, the Company novated certain traditional life insurance contracts to Transamerica Financial Life Insurance Company (TFLIC), an affiliate, via an assumption reinsurance transaction. Under the terms of this agreement, a significant portion of the future statutory-basis profits from the contracts assumed by TFLIC will be passed through to the Company as an experience rated refund. The Company recorded a deferred liability of $14,281 as a result of this transaction, which has an unamortized balance of $12,848 at December 31, 2007. The accretion of the deferred liability was $1,433 for 2007, 2006 and 2005.

During 2001, the Company entered into a reinsurance transaction with TIRe. Under the terms of this transaction, the Company ceded the obligation of future guaranteed minimum death benefits included in certain of its variable annuity contracts. The gain on the transaction of $28,967 was credited directly to unassigned surplus on a net of tax basis. Subsequent to the initial gain, the Company amortized $1,883 for each of the years ended December 31, 2007 and 2006, into earnings with a corresponding charge to unassigned surplus. At December 31, 2007, the Company holds collateral from this affiliate in the form of letters of credit of $427,484, covering this reinsurance agreement and others.

The Company reports a reinsurance deposit receivable of $120,582 and $112,956 as of December 31, 2007 and 2006, respectively. In 1996, the Company entered into a reinsurance agreement with Berkshire Hathaway where, for a net consideration of $59,716, the Company ceded certain portions of future obligations under single premium annuity contracts originally written by the Company in 1993. Consistent with the requirements of SSAP No. 75, Reinsurance Deposit Accounting, the Company reports the net consideration paid as a deposit. The amount reported is the present value of the future payment streams discounted at the effective yield rate determined at inception.

7. Income Taxes

The main components of deferred income tax amounts are as follows:

                                                                            December 31
                                                                       2007             2006
                                                                ------------------------------------
                                                                -------------------
   Deferred income tax assets:
     Non-admitted assets                                             $  33,466         $  32,071
     Provision for contingent experience rated refund                    7,743             8,139
     Derivatives                                                        12,283             3,933
     Partnerships                                                       42,950                 -
     Tax basis deferred acquisitions costs                             216,772           204,561
     Reserves                                                          237,150           241,052
     Unrealized capital losses                                          28,103            21,572
     ss.807(f) assets                                                    7,084             9,343
     Deferred intercompany losses                                       18,283            18,283
     Investment in controlled foreign company                           91,874            76,240
     Other                                                              37,512            39,450
                                                                ------------------------------------
                                                                ------------------------------------
   Total deferred income tax assets                                    733,220           654,644

     Deferred income tax assets non-admitted                           256,592           290,618
                                                                ------------------------------------
                                                                ------------------------------------
   Admitted deferred income tax assets                                 476,628           364,026

   Deferred income tax liabilities:
     Partnerships                                                      196,774            93,379
     Agent deferred compensation                                        23,499            22,476
     Real estate                                                        21,737            31,551
     ss.807(f) liabilities                                              10,590            12,179
     Separate account seed money                                         2,853             2,853
     Unrealized capital gains                                           37,580            44,359
     Deferred intercompany gains                                        20,983            20,857
     PGAAP income                                                       24,402            27,648
     Other                                                               6,184             8,838
                                                                ------------------------------------
                                                                ------------------------------------
   Total deferred income tax liabilities                               344,602           264,140
                                                                ------------------------------------
                                                                ------------------------------------
   Net admitted deferred income tax asset                          $   132,026       $    99,886
                                                                ====================================



The change in net deferred income tax assets and deferred income tax assets are as follows:
                                                              December 31
                                                  --------------------------------------------------------
                                                         2007              2006             Change
                                                  --------------------------------------------------------
                                                  --------------------------------------------------------

   Total deferred income tax assets                 $     733,220      $     654,644    $      78,576
   Total deferred income tax liabilities                  344,602            264,140           80,462
                                                  --------------------------------------------------------
                                                  --------------------------------------------------------
   Net deferred income tax asset                    $     388,618      $     390,504           (1,886)
                                                  =====================================
                                                  =====================================
   Tax effect of unrealized gains (losses)                                                     24,190
                                                                                      --------------------
                                                                                      --------------------
   Change in net deferred income tax                                                    $      22,304
                                                                                      ====================

                                                               December 31
                                                  --------------------------------------------------------
                                                         2006              2005             Change
                                                  --------------------------------------------------------
                                                  --------------------------------------------------------

   Total deferred income tax assets                 $     654,644      $     608,768    $      45,876
   Total deferred income tax liabilities                  264,140            249,472           14,668
                                                  --------------------------------------------------------
                                                  --------------------------------------------------------
   Net deferred income tax asset                    $     390,504      $     359,296           31,208
                                                  =====================================
                                                  =====================================
   Tax effect of unrealized gains (losses)                                                     38,412
                                                                                      --------------------
                                                                                      --------------------
   Change in net deferred income tax                                                    $      69,620
                                                                                      ====================

Non-admitted deferred income tax assets increased (decreased) $(52,862) and $49,218 for the years ended December 31, 2007 and 2006, respectively.


Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense (benefit) and net realized capital gains
(losses) on investments for the following reasons:

                                                                    Year Ended December 31
                                                            2007             2006              2005
                                                     ------------------------------------------------------
   Income tax expense (benefit) on operational             $  16,893       $(148,131)          $(54,197)
     gains and capital gains (losses) on
     investments computed at the federal statutory
     rate (35%)
       Agent deferred compensation                          (1,023)           (1,605)             236
       Controlled foreign corporation income - TA
         Life Bermuda                                       15,633             3,483                -
       Deferred acquisition costs - tax basis               12,211            35,573           26,033
       Dividends received deduction                         (2,283)           (2,073)          (2,415)
       IMR amortization                                     (7,180)           (7,472)          (7,709)
       Investment income items                               7,715            (8,293)         (31,487)
       Limited partnership book/tax difference             (17,771)          (15,675)          (7,185)
       Prior year under (over) accrual                       7,061           (36,883)          94,218
       Earnings from affiliated LLC                          1,113             2,967            3,520
       Reinsurance adjustments                             127,507           256,777          176,144
       Tax credits                                         (30,699)          (29,553)         (20,784)
       Tax reserve valuation                                (4,391)          (11,637)          24,666
       Other                                                (6,356)            1,304           (4,052)
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Federal income tax expense on operations and            118,430            38,782          196,988
     capital gains (losses) on investments
   Less tax (benefit) on capital gains (losses)             64,520            28,158           28,274
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Total federal income tax expense                       $   53,910      $    10,624         $168,714
                                                     ======================================================

The total statutory income taxes are computed as follows:

                                                                    Year Ended December 31
                                                            2007             2006              2005
                                                     ------------------------------------------------------
   Federal income tax expense on operations and            $118,430        $   38,782         $196,988
     capital gains (losses) on investments
   Change in net deferred income taxes                      (22,304)          (69,620)          55,353
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Total statutory income taxes                             $96,126         $ (30,838)        $252,341
                                                     ======================================================







7. Income Taxes (continued)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that current credit for tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income. A tax return has not yet been filed for 2007.

Income taxes incurred during 2007, 2006 and 2005 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $327,937, $244,223 and $137,713 respectively.

The amount of tax contingencies calculated for the Company as of December 31, 2007 and December 31, 2006 is $29,410. The total tax contingencies represent the amount that, if recognized, would affect the effective income tax rate in future periods. It is reasonably possible that a portion of the tax contingencies may decrease within twelve months of the reporting date. This possibility arises from a controversy currently at the IRS appellate division that may be settled within the next 12 months. At this time, an estimate of this possible decrease cannot be made. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company's interest expense related to income taxes is $3,448 and $1,612 for December 31, 2007 and December 31, 2006 respectively. The Company recorded no liability for penalties.

The Company's federal income tax returns have been examined and closing agreements have been executed with the Internal Revenue Service through 2000. The examination for the years 2001 through 2004 has been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions. An examination is underway for 2005 and 2006.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA. A distribution from the PSA in the amount of


7. Income Taxes (continued)

$117,701 was made in 2005, reducing the balance in the PSA to zero. Due to US tax legislation enacted in October 2004, distributions to shareholders during 2005 and 2006 were deemed to come first out of the PSA and are not taxed. There was no reduction to net earnings due to this distribution.

8. Policy and Contract Attributes

A portion of the Company's policy reserves and other policyholders' funds
(including separate account liabilities) relates to liabilities established on a variety of the Company's annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

                                                                     December 31
                                                         2007                            2006
                                            ------------------------------- -------------------------------
                                                Amount         Percent          Amount         Percent
                                            ------------------------------- -------------------------------
   Subject to discretionary withdrawal with adjustment:
       With market value adjustment         $                      14%        $  3,303,542        17%
                                                 2,715,162
       At book value less surrender charge         365,438         2               377,020         2
       At fair value                             1,881,818        10             2,004,697        11
                                            ------------------------------- -------------------------------
                                            ------------------------------- -------------------------------
   Total with adjustment or at market value      4,962,418        26             5,685,259        30
   Subject to discretionary withdrawal
     without adjustment                            689,184         4               805,485         4
   Not subject to discretionary withdrawal
     provision                                  13,245,572        70            12,639,876        66
                                            ----------------                ----------------
                                                           ----------------                ----------------
   Total annuity reserves and deposit           18,897,174       100%           19,130,620       100%
     liabilities
                                                           ================                ================
   Less reinsurance ceded                       (2,733,627)                     (2,900,660)
                                            ----------------
                                                                            ----------------
   Net annuity reserves and deposit            $16,163,547                     $16,229,960
     liabilities
                                            ================                ================

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at estimated fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder.




8. Policy and Contract Attributes (continued)

The Separate Account includes funds related to variable annuities of a nonguaranteed nature. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets and liabilities of the accounts are carried at fair value.

Information regarding the separate accounts of the Company is as follows:

                                                                Nonindexed
                                                  Nonindexed    Guaranteed   Nonguaranteed
                                    Guaranteed    Guaranteed       More         Separate
                                     Indexed     Less Than 4%    Than 4%        Accounts        Total
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
   Premiums, deposits and other      $      -      $     853     $ 574,226     $    24,240    $  599,319
     considerations for the year
     ended December 31, 2007
                                  =========================================================================
                                  =========================================================================

   Reserves for accounts with
     assets at fair value as of
     December 31, 2007               $    997      $  97,270     $ 635,878     $ 1,809,575    $2,543,720
                                  =========================================================================

   Reserves by withdrawal
     characteristics as of
     December 31, 2007:
       At fair value                 $      -      $       -     $       -     $ 1,765,085    $1,765,085
       Not subject to
         discretionary withdrawal         997         97,270       635,878          44,490       778,635
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
                                     $    997      $  97,270     $ 635,878     $ 1,809,575    $2,543,720
                                  =========================================================================
                                  =========================================================================

   Reserves for separate accounts by withdrawal characteristics at December 31,
     2007:
     Subject to discretionary
       withdrawal:
       With market value
       adjustment                    $      -      $       -     $       -     $         -    $        -
       At book value without
         market value adjustment
         and with current
         surrender charge of 5%
         or more                            -              -             -               -             -
       At fair value                        -              -             -       1,765,085     1,765,085
       At book value without
         market value adjustment
         and with current
         surrender charge of
         less than 5%                       -              -             -               -             -
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
     Subtotal                               -              -             -       1,765,085     1,765,085
     Not subject to
       discretionary withdrawal           997         97,270       635,878          44,490       778,635
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
     Total separate account          $    997      $  97,270     $ 635,878     $ 1,809,575    $2,543,720
       liabilities at December
       31, 2007
                                  =========================================================================


8. Policy and Contract Attributes (continued)

                                                                Nonindexed
                                                  Nonindexed    Guaranteed   Nonguaranteed
                                    Guaranteed    Guaranteed       More         Separate
                                     Indexed     Less Than 4%    Than 4%        Accounts        Total
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
   Premiums, deposits and other     $     4,878   $    2,877    $  160,623    $    30,023     $  198,401
     considerations for the year
     ended December 31, 2006
                                  =========================================================================
                                  =========================================================================

   Reserves for accounts with
     assets at fair value as of
     December 31, 2006              $    30,198   $  194,062    $  237,420    $ 1,909,855     $2,371,535
                                  =========================================================================

   Reserves by withdrawal
     characteristics as of
     December 31, 2006:
       At fair value                $         -   $        -    $        -    $ 1,870,494     $1,870,494
       Not subject to
         discretionary withdrawal        30,198      194,062       237,420         39,361        501,041
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
                                    $    30,198   $  194,062    $  237,420    $ 1,909,855     $2,371,535
                                  =========================================================================
                                  =========================================================================

   Reserves for separate accounts by withdrawal characteristics at December 31,
     2006:
     Subject to discretionary
       withdrawal:
       With market value
       adjustment                   $         -   $        -    $        -    $         -     $        -
       At book value without
         market value adjustment
         and with current
         surrender charge of 5%
         or more                              -            -             -              -              -
       At fair value                          -            -             -      1,870,494      1,870,494
       At book value without
         market value adjustment
         and with current
         surrender charge of
         less than 5%                         -            -             -              -              -
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
     Subtotal                                 -            -             -      1,870,494      1,870,494
     Not subject to
       discretionary withdrawal          30,198      194,062       237,420         39,361        501,041
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
     Total    separate     account  $    30,198   $  194,062    $  237,420    $ 1,909,855     $2,371,535
       liabilities   at   December
       31, 2006
                                  =========================================================================






8. Policy and Contract Attributes (continued)

                                                                Nonindexed
                                                  Nonindexed    Guaranteed   Nonguaranteed
                                    Guaranteed    Guaranteed       More         Separate
                                     Indexed     Less Than 4%    Than 4%        Accounts        Total
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
   Premiums, deposits and other     $   1,022     $  201,736    $   84,839    $     34,813    $  322,410
     considerations for the year
     ended December 31, 2005
                                  =========================================================================
                                  =========================================================================

   Reserves for accounts with
     assets at fair value as of
     December 31, 2005              $  76,476     $  542,004    $  169,358    $  1,942,392    $2,730,230
                                  =========================================================================

   Reserves by withdrawal
     characteristics as of
     December 31, 2005:
       At fair value                $       -     $        -    $        -    $  1,904,124    $1,904,124
       Not subject to
         discretionary withdrawal      76,476        542,004       169,358          38,268       826,106
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
                                    $  76,476     $  542,004    $  169,358    $  1,942,392    $2,730,230
                                  =========================================================================
                                  =========================================================================

   Reserves for separate accounts by withdrawal characteristics at December 31,
     2005:
     Subject to discretionary
       withdrawal:
       With market value
       adjustment                   $       -     $        -    $        -    $          -    $        -
       At book value without
         market value adjustment
         and with current
         surrender charge of 5%
         or more                            -              -             -               -             -
       At fair value                        -              -             -       1,904,124     1,904,124
       At book value without
         market value adjustment
         and with current
         surrender charge of
         less than 5%                       -              -             -               -             -
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
     Subtotal                               -              -             -       1,904,124     1,904,124
     Not subject to
       discretionary withdrawal        76,476        542,004       169,358          38,268       826,106
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
     Total    separate     account  $  76,476     $  542,004    $  169,358    $  1,942,392    $2,730,230
       liabilities   at   December
       31, 2005
                                  =========================================================================






8. Policy and Contract Attributes (continued)

A reconciliation of the amounts transferred to and from the Company's separate accounts is presented below:
                                                                    Year Ended December 31
                                                            2007             2006              2005
                                                     ------------------------------------------------------
   Transfer as reported in the summary of operations of the separate accounts statement:

       Transfers to separate accounts                $        24,877        $   30,023       $   34,812
       Transfers from separate accounts                      306,751           251,518          290,561
                                                     ------------------------------------------------------
   Net transfers from separate accounts                     (281,874)         (221,495)        (255,749)
   Other reconciling adjustments                              (4,249)               73             (525)
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Net transfers as reported in the statements          $   (286,123)        $(221,422)       $(256,274)
     of operations
                                                     ======================================================

A reclassification was made to the amounts previously reported to the Insurance Division, Department of Commerce, State of Iowa in the 2007 Annual Statement, to move $189 from net transfers to separate accounts to reserve adjustments on reinsurance ceded within the Statement of Operations, which also affected the reconciliation of net transfers to or from separate accounts as reflected in the notes to financials. This reclassification had no impact on net income.

Reserves on certain of the Company's traditional life insurance products are computed using mean reserving methodologies. The Company moved to a continuous reserve methodology from a mean reserve method on certain products. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2007 and 2006, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                                           Gross            Loading            Net
                                                     ------------------------------------------------------
   December 31, 2007
   Life and annuity:
     Ordinary first-year business                       $    18,461       $      102       $     18,359
     Ordinary renewal business                              448,991            9,470            439,521
     Group life direct business                              27,282                -             27,282
     Reinsurance ceded                                     (194,866)               -           (194,866)
                                                     ------------------------------------------------------
                                                            299,868            9,572            290,296
   Accident and health                                      (46,642)               -            (46,642)
                                                     ------------------------------------------------------
                                                       $    253,226      $     9,572      $     243,654
                                                     ======================================================
8. Policy and Contract Attributes (continued)

                                                           Gross            Loading            Net
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   December 31, 2006
   Life and annuity:
     Ordinary first-year business                         $  77,441        $     126          $  77,315
     Ordinary renewal business                              413,485           10,187            403,298
     Group life direct business                               3,828                -              3,828
     Reinsurance ceded                                     (171,071)               -           (171,071)
                                                     ------------------------------------------------------
                                                            323,683           10,313            313,370
   Accident and health                                       11,187                -             11,187
                                                     ------------------------------------------------------
                                                           $334,870          $10,313           $324,557
                                                     ======================================================

At December 31, 2007 and 2006, the Company had insurance in force aggregating $333,883,262 and $273,530,416, respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $621,198 and $589,996 to cover these deficiencies at December 31, 2007 and 2006, respectively.

At December 31, 2007 and 2006, the Company had variable annuities with minimum guaranteed income benefits as follows:


                                                                                                  Reinsurance
                                                               Subjected        Amount of         Reserve
   Year   Benefit and Type of Risk                           Account Value       Reserve           Credit
   -------------------------------------------------------------------------------------------------------------
   2007   Minimum Guaranteed Income Benefit                     $1,468,917         $196,485         $120,374
   2006   Minimum Guaranteed Income Benefit                     $1,612,235         $335,827         $208,398


For Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1,000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.


8. Policy and Contract Attributes (continued)

At December 31, 2007 and 2006, the Company had variable annuities with minimum guaranteed death benefits as follows:

                                                                                                   Reinsurance
                                                               Subjected        Amount of          Reserve
   Year   Benefit and Type of Risk                           Account Value      Reserve Held       Credit
   -------------------------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------------------------
   2007   Minimum Guaranteed Death Benefit                    $ 10,115,886         $474,945         $263,952
   2006   Minimum Guaranteed Death Benefit                    $ 11,245,800         $608,816         $350,618

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by the Company's divisional actuaries using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2007 and 2006 was $1,286 and $1,274, respectively. The Company incurred $452 and paid $440 of claim adjustment expenses in the current year, of which $376 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the provision for insured events of prior years.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.








9. Securities Lending

The Company participates in two agent-managed securities lending programs. Under the first program, the Company receives collateral equal to 102% of the fair market value of the loaned securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair market value of the loaned security. At December 31, 2007 and December 31, 2006, respectively, securities in the amount of $543,195 and $621,756 were on loan under security lending agreements and the collateral the Company received was in the form of cash in this program.

Under the second program, the Company receives collateral equal to 102/105% of the fair market value of the loaned securities as of the transaction date for domestic/international securities, respectively. The counterparty is mandated to deliver additional collateral if the fair value of the collateral is at any time less than 100% of the fair value of the loaned securities. This additional collateral, along with the collateral already held in connection with the lending transaction, must then be at least equal to 102/105% of the fair value of the loaned domestic/international securities, respectively. Except for the amount of $54,132 as of December 31, 2007, the program requirements restrict the collateral from rehypothecation by any party involved in the transaction and has minimum limitations related to credit worthiness, duration and borrower levels. At December 31, 2007 and December 31, 2006, respectively, securities in the amount of $68,642 and $64,801 were on loan under security lending agreements as part of this program. Liabilities are recorded with respect to the cash collateral received in connection with the securities on loan when it is available for the general use of the Company. Liabilities were recorded in the amount of $76,806 and $72,132, at December 31, 2007 and 2006, respectively.

10.      Dividend Restrictions

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company's statutory surplus as of the preceding December 31, or (b) the Company's statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2008, without the prior approval of insurance regulatory authorities, is $357,034.

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2007, the Company meets the RBC requirements.

11.      Capital Structure

The Company has 1,103,466 shares of preferred stock issued and outstanding. The par value of the preferred stock is $12.50 per share. Holders of the preferred shares shall be entitled to receive dividends equal to the amount of income generated from a segregated pool of assets, including cash, cash equivalents, mortgages and debt securities and these dividends are cumulative in nature. Holders of the shares of preferred stock have no right to cause mandatory or optional redemption of the shares. As of December 31, 2007, cumulative unpaid dividends relating to the preferred shares were $1,596. There were no cumulative unpaid dividends relating to preferred shares at December 31, 2006.

12. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

During 2006 and 2005, the Company sold $592 and $9,029, respectively, of agent balances without recourse to an affiliated entity. Prior to July 29, 2005, the agent debit balances were sold to Money Services, Inc. (MSI), an affiliated company. Subsequent to July 29, 2005, agent debit balances were sold without recourse to ADB Corporation, LLC (ADB), an affiliate company, and all rights, title and interest in the prior net debit balances owned by MSI prior to July 29, 2005, were fully assigned, without recourse, to ADB. The Company did not realize a gain or loss as a result of the sales. As of July 1, 2006, the Company no longer sells agent debit balances and thus retains such balances as non-admitted receivables. Receivables in the amount of $23,781 and $17,261 were non-admitted as of December 31, 2007 and 2006, respectively.

12. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities (continued)

The Company has recorded liabilities of $270,370 and $455,262 for municipal reverse repurchase agreements as of December 31, 2007 and 2006, respectively. The reverse repurchase agreements are collateralized securities with book values of $295,517 and $499,775 as of December 31, 2007 and 2006, respectively. These securities have maturity dates that range from 2010 to 2029 and have a weighted average interest rate of 7.60%.

There were no dollar reverse repurchase agreements at December 31, 2007. At December 31, 2006, securities with a book value of $309,458 and a market value of $310,032 were subject to dollar reverse repurchase agreements. The Company has no outstanding liability for borrowed money due to participation in dollar reverse repurchase agreements at December 31, 2007 and $312,669 at December 31, 2006.

13. Pension Plan and Other Postretirement Benefits

The Company's employees participate in a qualified benefit plan sponsored by AEGON USA, Inc. (AEGON), an affiliate. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $4,297, $4,142 and $3,616, for the years ended December 31, 2007, 2006 and 2005, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary.






13. Pension Plan and Other Postretirement Benefits (continued)

Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Benefits expense of $2,491, $2,328 and $2,136 were allocated for the years ended December 31, 2007, 2006 and 2005, respectively.

AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2007, 2006 and 2005 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for individuals employed and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $371, $248 and $349 related to these plans for the years ended December 31, 2007, 2006 and 2005, respectively.

14. Related Party Transactions

The Company shares certain offices, employees and general expenses with affiliated companies.

The Company is party to a cost sharing agreement between AEGON USA, Inc. companies, providing for services needed. The Company is also party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company's mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2007, 2006 and 2005, the Company paid $67,022, $71,245 and $62,683, respectively, for these services, which approximates their costs to the affiliates. During 2006, the Company executed an administration service agreement with Transamerica Fund Advisors, Inc. to provide administrative services to the AEGON/Transamerica Series Trust.

On December 19, 2007, the Company paid a $50,627 dividend to its preferred shareholder, Transamerica and a $149,373 dividend to its common shareholder as of that date, TSC. On December 13, 2006, the Company paid a $54,068 dividend to its preferred shareholder as of that date, Scottish Equitable. On December 8, 2005, the Company paid a $193,048 dividend to its common stockholder, TSC, and a $106,952 dividend to its preferred shareholder, Scottish Equitable Finance Limited.

On December 19, 2006, based on approval from the Insurance Division, Department of Commerce, of the State of Iowa, the Company redeemed the surplus note it held with Transamerica Corporation. During 2002, the Company received $200,000 from Transamerica Corporation in exchange for surplus notes. These notes were due 20 years from the date of issuance and were subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. Additional information related to the surplus notes at December 31, 2006 is as follows:


  December 31, 2006
-----------------------------------------------------------------------------------------------------
                                  Original              Interest Paid   Total            Date
                       Interest    Amount     Current   Current Year   Interest
     Date Issued         Rate     of Notes     Value                     Paid    Redeemed
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

September 30, 2002       6.0%      $200,000      $0        $11,633       $47,633   December 19, 2006

Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate. At December 31, 2007 and 2006, the Company reported a net amount of receivables from affiliates of $83,638 and $73,821, respectively. Terms of settlement require that these amounts be settled within 90 days. As of December 31, 2007, the Company has five short-term notes receivable. There are notes from the following companies: Transamerica Corporation, in the amount of $56,300 which is due on or before November 28, 2008; two notes from TIRe in the amounts of $8,900 and $100 which are due by December 10, 2008 and December 23, 2008, respectively; AEGON USA, Inc., in the amount of $295,000 which is due on or before December 27, 2008; and Transamerica Life Insurance Company in the amount of 42,500 which is due on or before December 30, 2008. The Transamerica Corporation note bears interest at 4.72%, while the other four notes bear interest at 4.75%. These notes are reported as short-term investments. The Company has two short-term notes payable to Monumental Life Insurance Company of $26,300 and $47,100 outstanding at December 31, 2007. These notes are due by October 22, 2008 and October 23, 2008, respectively, and bear interest at 5.05%. During 2007, 2006 and 2005 the Company received (paid) net interest of $2,053, $(5,414) and $2,033, respectively, to affiliates.

15. Commitments and Contingencies

The Company has contingent commitments for $339,073 and $491,486 as of December 31, 2007 and 2006, respectively, to provide additional funding for various joint ventures, partnerships, and limited liability companies, which includes LIHTC commitments of $15,481 and $29,312, respectively.

At December 31, 2007 and 2006, the Company has mortgage loan commitments of $108,081 and $289,635, respectively.

At December 31, 2007 and 2006, the Company has private placement commitments outstanding of $59,474 and $70,920, respectively.

The net amount of securities being sold on a "to be announced" (TBA) basis was $116,510 as of December 31, 2007. There were no securities acquired or sold on a TBA basis as of December 31, 2007.

The Company may pledge assets as collateral for transactions involving funding agreements. At December 31, 2007 and 2006, the Company has pledged invested assets with a carrying amount of $163,758 and $144,384, respectively, and fair value of $160,357 and $141,906, respectively, in conjunction with these transactions.

Assets in the amount of $2,767,511 and $2,028,003 as of December 31, 2007 and 2006, respectively, were pledged as collateral in conjunction with funding agreements associated with the Federal Home Loan Bank.

The Company has provided a guarantee for the performance of an affiliated noninsurance entity that was involved in a guaranteed sale of investments in low-income housing tax credit partnerships. These partnerships are majority owned by a noninsurance subsidiary of the Company for which a third party is the primary investor. The balance of the investor's capital account covered by this transaction is $15,752 as of December 31, 2007. The nature of the obligation is to provide the investor with a minimum guaranteed annual and cumulative return on their contributed capital. The Company is not at risk for changes in tax law or the investor's inability to fully utilize tax benefits. Accordingly, the Company believes the likelihood of having to make material payments under the guarantee is remote.

The Company serves as guarantor for an affiliate's guaranties of the principal value of loans made to entities which invest in certain investment funds. There was no notional amount associated with these guarantees as of December 31, 2007. The investment funds' assets are restricted based on established investment guidelines and are required, upon a decline in value below a formula based threshold, to either replace the assets with fixed income instruments or sell assets and pay down the loan in order to minimize the guarantor's principal protection liability. There are no expected payments associated with these guarantees.

At December 31, 2007, the Company had entered into multiple agreements with notional amounts of $643,923 for which it was paid a fee to provide credit enhancements and standby liquidity asset purchase agreements. The Company believes the chance of draws or other performance features being exercised under these agreements is minimal.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $6,174 and $6,175 at December 31, 2007 and 2006, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (benefit) was $261, $260 and $(11,023), for the years ended December 31, 2007, 2006 and 2005, respectively.

In the normal course of business, the Company has obtained letters of credit of $330,543 for the benefit of non affiliated companies that have reinsured business to the Company where the ceding companies' state of domicile does not recognize the Company as an authorized reinsurer.

The Company has also provided a guarantee for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. There are no expected payments associated with this guarantee.
15. Commitments and Contingencies (continued)

The Company is party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

16. Leases

The Company leases office buildings under various noncancelable operating lease agreements. At December 31, 2007, the future minimum aggregate rental commitments are as follows:

        Year ending December 31:
          2008                                              $  9,233
          2009                                                9,943
          2010                                                8,798
          2011                                                8,599
          2012                                                6,909
          Thereafter                                         34,165

The Company, both on its own and through its holdings in two LLCs, Transamerica Realty Investment Properties, LLC and Transamerica Pyramid Properties, LLC, owns buildings that are rented out to others. Future minimum lease payment receivables under noncancelable leasing arrangements as of December 31, 2007 are as follows:

        Year ending December 31:
          2008                                             $  29,950
          2009                                               26,220
          2010                                               24,360
          2011                                               21,802
          2012                                               14,660
          Thereafter                                         20,408

17. Reconciliation of Capital and Surplus

The following table reconciles capital and surplus as reported in the Annual
Statement filed with the Insurance Division, Department of Commerce, of the State of Iowa to the amounts reported in the accompanying financial statements:

                                                                             December 31, 2005
                                                                           -----------------------
                                                                           -----------------------
                                                                             Total Capital and
                                                                                  Surplus
                                                                           -----------------------
                                                                           -----------------------
   Amounts reported in the Annual Statement                                            $2,132,653
   Adjustment for affiliated common stock valuation                                       478,102
                                                                           -----------------------
                                                                           -----------------------
   Amounts reported herein                                                             $2,610,755
                                                                           =======================

There were no reconciling items at December 31, 2007 and 2006 for the years then ended.


                                 Statutory-Basis
                          Financial Statement Schedules

                Transamerica Occidental Life Insurance Company

       Summary of Investments - Other Than Investments in Related Parties
                             (Dollars in Thousands)

                                December 31, 2007

Schedule I
                                                                                        Amount at Which
                                                                                             Shown
                                                                         Market              in the
Type of Investment                                  Cost (1)             Value           Balance Sheet
-----------------------------------------------------------------------------------------------------------
Fixed maturities
Bonds:
   United States government and government
     agencies and authorities
                                                 $     1,322,063    $     1,343,713     $     1,322,063
   States, municipalities and political
     subdivisions                                        208,451            221,463             208,451
   Foreign governments                                   120,359            132,860             120,359
   Public utilities                                    1,131,987          1,163,410           1,131,987
   All other corporate bonds                          13,423,328         13,341,818          13,423,328
Preferred stocks                                         545,135            519,142             545,135
                                               ------------------------------------------------------------
Total fixed maturities                                16,751,323         16,722,406          16,751,323

Equity securities
Common stocks:
   Banks, trust and insurance                            109,012            109,012             109,012
   Industrial, miscellaneous and all other                53,663             67,629              67,629
                                               ------------------------------------------------------------
                                               ------------------------------------------------------------
Total common stocks                                      162,675            176,641             176,641

Mortgage loans on real estate                          4,507,913                              4,507,913
Real estate                                                8,998                                  8,998
Policy loans                                             390,494                                390,494
Other long-term investments                            1,135,575                              1,367,797
Cash, cash equivalents and short-term
   investments                                           171,248                                171,248
                                               --------------------                   ---------------------
Total investments                                $    23,128,226                        $    23,374,414
                                               ====================                   =====================

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.


                 Transamerica Occidental Life Insurance Company

                       Supplementary Insurance Information
                             (Dollars in Thousands)

                                December 31, 2007

Schedule III
                                                                                                                      Benefits,
                                                                                                                       Claims
                                           Future Policy                 Policy and                       Net        Losses and
                                           Benefits and     Unearned      Contract       Premium      Investment     Settlement
                                             Expenses       Premiums    Liabilities      Revenue        Income*       Expenses
                                          ------------------------------------------------------------------------------------------
Year ended December 31, 2007
Individual life                            $  8,059,940    $       -     $   245,323   $ 1,572,697    $   529,945    $ 1,483,409
Individual health                               175,028       33,102           3,450        85,676         12,874         62,322
Group life and health                            50,503          707          70,336        78,138          6,944         53,671
Annuity                                       4,615,448            -          10,682       407,215        849,411      1,566,368
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------
                                           $ 12,900,919    $  33,809     $   329,791   $ 2,143,726    $ 1,399,174    $ 3,165,770
                                          ==========================================================================================
                                          ==========================================================================================

Year ended December 31, 2006
Individual life                            $  7,687,646    $       -     $   214,368   $ 1,297,849    $   505,298    $ 2,258,824
Individual health                               146,729       33,787          19,541        76,429         11,314         53,052
Group life and health                            39,315          822          61,229        47,745          6,708         30,790
Annuity                                       4,834,728            -           7,253       542,149        853,465      1,626,099
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------
                                           $ 12,708,418    $  34,609     $   302,391   $ 1,964,172    $ 1,376,785    $ 3,968,765
                                          ==========================================================================================
                                          ==========================================================================================

Year ended December 31, 2005
Individual life                            $  7,418,637    $       -     $   218,906   $ 1,456,551    $   483,189    $ 1,710,877
Individual health                               124,003       32,135           9,519        47,826          9,419         45,465
Group life and health                            31,642          835          83,040        21,577          6,999         32,978
Annuity                                       4,941,968            -            (771)      515,152        818,276      1,477,790
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------
                                           $ 12,516,250    $  32,970     $   310,694   $ 2,041,106    $ 1,317,883    $ 3,267,110
                                          ==========================================================================================



                 Transamerica Occidental Life Insurance Company

                       Supplementary Insurance Information
                             (Dollars in Thousands)

                                December 31, 2007

Schedule III


                                             Other
                                           Operating      Premiums
                                           Expenses*       Written
                                          -----------------------------
Year ended December 31, 2007
Individual life                            $   812,070
Individual health                               74,572    $116,865
Group life and health                           26,429      26,432
Annuity                                       (431,234)
                                          --------------
                                          --------------
                                           $   481,837
                                          ==============
                                          ==============

Year ended December 31, 2006
Individual life                            $   936,437
Individual health                               55,324    $113,640
Group life and health                           27,512      37,488
Annuity                                       (528,671)
                                          --------------
                                          --------------
                                           $   490,602
                                          ==============
                                          ==============

Year ended December 31, 2005
Individual life                            $   934,163
Individual health                               35,735    $110,930
Group life and health                            6,889      36,808
Annuity                                       (277,973)
                                          --------------
                                          --------------
                                           $   698,814
                                          ==============



*Allocations of net investment income and other operating expenses are based on a number and assumptions of estimates, and the results would change if different methods were applied.


                 Transamerica Occidental Life Insurance Company

                                   Reinsurance
                             (Dollars in Thousands)

                                December 31, 2007

Schedule IV
                                                                       Assumed                        Percentage
                                                       Ceded to          From                         of Amount
                                         Gross          Other           Other            Net           Assumed
                                        Amount        Companies       Companies         Amount          to Net
                                    --------------------------------------------------------------------------------
Year ended December 31, 2007
Life insurance in force               $ 371,022,644  $ 710,707,357   $ 568,750,218   $ 229,065,505        248%
                                    ================================================================================
                                    ================================================================================

Premiums:
   Individual life                    $   1,761,443  $   1,604,712   $   1,415,966   $   1,572,697         90%
   Individual health                        116,865        166,128         134,939          85,676        157%
   Group life and health                     26,432          5,045          56,751          78,138         73%
   Annuity                                  134,173         61,254         334,296         407,215         82%
                                    --------------------------------------------------------------------------------
                                      $   2,038,913  $   1,837,139   $   1,941,952   $   2,143,726         91%
                                    ================================================================================

Year ended December 31, 2006
Life insurance in force               $ 372,372,922  $ 622,857,401   $ 470,257,834   $ 219,773,355        214%
                                    ================================================================================
                                    ================================================================================

Premiums:
   Individual life                    $   1,865,592  $   1,542,594   $     974,851   $   1,297,849         75%
   Individual health                           113, 639    145,878         108,668          76,429        142%
   Group life and health                     37,489         15,460          25,716          47,745         54%
   Annuity                                  361,879        246,544         426,814         542,149         79%
                                    --------------------------------------------------------------------------------
                                      $   2,378,599  $   1,950,476   $   1,536,049   $   1,964,172         78%
                                    ================================================================================

Year ended December 31, 2005
Life insurance in force               $ 378,985,142  $ 529,840,825   $ 384,372,793   $ 233,517,110        165%
                                    ================================================================================
                                    ================================================================================

Premiums:
   Individual life                    $   2,222,423  $   1,633,313   $     867,441   $1   ,456,551         61%
   Individual health                        110,930        108,162          45,058          47,826         94%
   Group life and health                     36,808         19,581           4,350          21,577         20%
   Annuity                                  196,047         99,571         418,676         515,152         81%
                                    --------------------------------------------------------------------------------
                                      $   2,566,208  $   1,860,627   $   1,335,525   $   2,041,106         66%
                                    ================================================================================


 FINANCIAL STATEMENTS

 Separate Account VUL-5 of Transamerica Occidental Life Insurance Company Year Ended December 31, 2007
 With Report of Independent Registered Public Accounting Firm

                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                              Financial Statements

                          Year Ended December 31, 2007




                                    Contents

Report of Independent Registered Public Accounting Firm...........................................................1

Financial Statements

Statements of Assets and Liabilities..............................................................................3
Statements of Operations.........................................................................................15
Statements of Changes in Net Assets - Year ended December 31, 2007...............................................27
Statements of Changes in Net Assets - Year ended December 31, 2006...............................................39
Notes to Financial Statements....................................................................................51

             Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners of Separate Account VUL-5 of Transamerica Occidental Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the subaccounts of Separate Account VUL-5 of Transamerica Occidental Life Insurance Company (the Separate Account) (comprised of the Transamerica Asset Allocation - Conservative, Transamerica Asset Allocation - Growth, Transamerica Asset Allocation - Moderate Growth, Transamerica Asset Allocation - Moderate, Transamerica BlackRock Large Cap Value, Transamerica Capital Guardian Global, Transamerica Capital Guardian Value, Transamerica Clarion Global Real Estate Securities, Transamerica Federated Market Opportunity, Transamerica JP Morgan Mid Cap Value, Transamerica Marsico Growth, Transamerica PIMCO Total Return, Transamerica Templeton Global, Transamerica Third Avenue Value, Transamerica Convertible Securities, Transamerica Equity, Transamerica Growth Opportunities, Transamerica Money Market, Transamerica Science & Technology, Transamerica U.S. Government Securities, Transamerica Van Kampen Mid-Cap Growth, Alger American Income & Growth, AllianceBernstein VP Growth & Income, AllianceBernstein VP Large Cap Growth, Dreyfus Appreciation, Dreyfus Developing Leaders, Dreyfus MidCap Stock, Dreyfus Socially Responsible Growth, Fidelity VIP Contrafund, Fidelity VIP Equity Income, Fidelity VIP Index 500, Franklin Small Cap Value, Franklin Small-Mid Cap Growth, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Growth, MFS(R) Investors Trust, MFS(R) Research, PIMCO VIT Real Return, PIMCO VIT StocksPLUS Growth & Income, Premier VIT OpCap Managed, Premier VIT OpCap Small Cap, Van Kampen UIF Emerging Markets Equity, Van Kampen UIF Fixed Income, Van Kampen UIF High Yield and Van Kampen UIF International Magnum subaccounts) as of December 31, 2007, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Separate Account VUL-5 of Transamerica Occidental Life Insurance Company at December 31, 2007, the results of their operations, and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

                              /s/ Ernst & Young LLP

March 31, 2008


                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Assets and Liabilities

                                December 31, 2007


                                                                                     Transamerica
                                                    Transamerica     Transamerica       Asset        Transamerica
                                                        Asset           Asset         Allocation        Asset
                                                     Allocation       Allocation       Moderate       Allocation
                                                    Conservative        Growth          Growth         Moderate
                                                  ------------------------------------------------------------------
Assets
Investments, at fair value                          $     159,644    $   5,161,427   $   1,983,365   $      337,109
Dividends receivable                                            -                -                -               -
                                                  ------------------------------------------------------------------
Net assets                                          $     159,644    $   5,161,427   $    1,983,365  $      337,109
                                                  ==================================================================

Accumulation unit value                             $       12.47    $       14.50   $       13.95   $        13.29
                                                  ==================================================================

Accumulation units outstanding                          12,800.23       355,932.40      142,138.80        25,357.17
                                                  ==================================================================

Investment information
Number of mutual fund shares                            13,894.18       374,831.32      140,964.11        26,132.49

Net asset value per share                           $       11.49    $       13.77   $       14.07   $        12.90
                                                  ==================================================================
                                                  ==================================================================

Investments, at cost                                $     165,405    $   4,943,089   $    1,917,184  $      334,682
                                                  ==================================================================

See accompanying notes.








                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2007


                                                                                                    Transamerica
                                                    Transamerica    Transamerica    Transamerica       Clarion
                                                     BlackRock        Capital         Capital          Global
                                                     Large Cap        Guardian        Guardian       Real Estate
                                                       Value           Global          Value         Securities
                                                  ------------------------------------------------------------------
Assets
Investments, at fair value                          $     125,836   $      783,973  $      515,081  $      166,787
Dividends receivable                                            -                -                -              -
                                                  ------------------------------------------------------------------
Net assets                                          $     125,836   $      783,973  $      515,081  $      166,787
                                                  ==================================================================

Accumulation unit value                             $       14.19   $       16.57   $        14.49  $        15.46
                                                  ==================================================================

Accumulation units outstanding                           8,867.83       47,317.27        35,555.72       10,788.41
                                                  ==================================================================

Investment information
Number of mutual fund shares                             6,567.62       79,997.20       28,085.14         8,492.21

Net asset value per share                           $       19.16   $        9.80   $       18.34   $        19.64
                                                  ==================================================================
                                                  ==================================================================

Investments, at cost                                $     129,946   $      863,600  $      560,483  $      192,262
                                                  ==================================================================

See accompanying notes.






                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2007



                                                    Transamerica    Transamerica                    Transamerica
                                                     Federated       JP Morgan      Transamerica        PIMCO
                                                       Market         Mid Cap         Marsico           Total
                                                    Opportunity        Value           Growth          Return
                                                  ------------------------------------------------------------------
Assets
Investments, at fair value                          $     717,622   $       33,971  $      133,749  $      453,957
Dividends receivable                                            -                -               -               -
                                                  ------------------------------------------------------------------
Net assets                                          $     717,622   $       33,971  $      133,749  $      453,957
                                                  ==================================================================

Accumulation unit value                             $       13.81   $       13.30   $       14.38   $       12.28
                                                  ==================================================================

Accumulation units outstanding                          51,978.29        2,554.34        9,303.15       36,976.41
                                                  ==================================================================

Investment information
Number of mutual fund shares                            48,951.05        2,151.43       10,320.11       38,966.27

Net asset value per share                           $       14.66   $       15.79   $       12.96   $       11.65
                                                  ==================================================================
                                                  ==================================================================

Investments, at cost                                $     806,752   $       33,338  $      117,600  $      429,470
                                                  ==================================================================

See accompanying notes.




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2007



                                                                    Transamerica
                                                    Transamerica       Third       Transamerica
                                                      Templeton        Avenue       Convertible     Transamerica
                                                       Global          Value        Securities         Equity
                                                  ------------------------------------------------------------------
Assets
Investments, at fair value                          $      61,969    $    212,778  $         924    $   5,355,271
Dividends receivable                                            -                -             -                -
                                                  ------------------------------------------------------------------
Net assets                                          $      61,969    $    212,778  $         924    $   5,355,271
                                                  ==================================================================

Accumulation unit value                             $       15.20    $       14.18 $       14.83    $       15.06
                                                  ==================================================================

Accumulation units outstanding                           4,077.75        15,004.84         62.27       355,512.63
                                                  ==================================================================

Investment information
Number of mutual fund shares                             2,477.75         9,782.88         74.00       185,303.50

Net asset value per share                           $       25.01    $       21.75 $       12.48    $       28.90
                                                  ==================================================================
                                                  ==================================================================

Investments, at cost                                $      57,309    $    244,130  $         921    $   3,805,387
                                                  ==================================================================

See accompanying notes.






                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2007



                                                                                                    Transamerica
                                                    Transamerica    Transamerica    Transamerica        U.S.
                                                       Growth          Money         Science &       Government
                                                   Opportunities       Market        Technology      Securities
                                                  ------------------------------------------------------------------
Assets
Investments, at fair value                          $      95,358   $   3,274,912   $      19,331   $       16,429
Dividends receivable                                            -               -               -                -
                                                  ------------------------------------------------------------------
Net assets                                          $      95,358   $   3,274,912   $      19,331   $       16,429
                                                  ==================================================================

Accumulation unit value                             $       16.39   $        1.17   $       15.59   $        11.03
                                                  ==================================================================

Accumulation units outstanding                           5,818.28    2,801,988.81        1,239.93         1,488.88
                                                  ==================================================================

Investment information
Number of mutual fund shares                             5,245.24    3,274,911.61        3,613.35         1,369.10

Net asset value per share                           $       18.18   $        1.00   $        5.35   $        12.00
                                                  ==================================================================
                                                  ==================================================================

Investments, at cost                                $      88,896   $   3,274,912   $      18,231   $       16,347
                                                  ==================================================================

See accompanying notes.








                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2007


                                                    Transamerica         Alger            Alliance         Alliance
                                                     Van Kampen         American         Bernstein        Bernstein
                                                       Mid Cap          Income &         VP Growth         VP Large
                                                       Growth            Growth           & Income        Cap Growth
                                                  ----------------------------------------------------------------------
Assets
Investments, at fair value                          $     830,766     $   1,228,265     $    1,962,013    $      562,010
Dividends receivable                                             -               -                  -                 -
                                                  ----------------------------------------------------------------------
Net assets                                          $     830,766     $   1,228,265     $    1,962,013    $      562,010
                                                  ======================================================================

Accumulation unit value                            $        10.66   $    10.84        $    13.48          $     10.18
                                                  ======================================================================

Accumulation units outstanding                           77,966.52      113,285.54          145,529.86        55,222.99
                                                  ======================================================================

Investment information
Number of mutual fund shares                             32,162.83      101,341.96           73,898.80        18,758.70

Net asset value per share                           $        25.83   $       12.12     $         26.55   $        29.96
                                                  ======================================================================
                                                  ======================================================================
Investments, at cost
                                                    $       550,537  $     909,267     $     1,654,082   $       421,135
                                                  ======================================================================

See accompanying notes.





                                             Separate Account VUL-5 of
                                  Transamerica Occidental Life Insurance Company

                                 Statements of Assets and Liabilities (continued)

                                                 December 31, 2007



                                                                                                       Dreyfus
                                                                         Dreyfus        Dreyfus        Socially
                                                        Dreyfus         Developing       MidCap      Responsible
                                                     Appreciation        Leaders         Stock          Growth
                                                  ------------------------------------------------------------------
Assets
Investments, at fair value                          $   1,259,477      $   1,121,027   $  1,684,247  $     256,220
Dividends receivable                                            -                  -              -              -
                                                  ------------------------------------------------------------------
Net assets                                          $   1,259,477      $   1,121,027   $  1,684,247  $     256,220
                                                  ==================================================================

Accumulation unit value                             $       12.62      $       11.09   $     15.07   $       9.59
                                                  ==================================================================

Accumulation units outstanding                          99,802.57         101,119.56    111,783.96        26,718.42
                                                  ==================================================================
Investment information
Number of mutual fund shares
                                                        28,075.72          34,663.78    108,521.09        8,400.65

Net asset value per share                           $       44.86      $       32.34   $     15.52   $      30.50
                                                  ==================================================================
                                                  ==================================================================

Investments, at cost                              $ 979,244            $   1,311,537   $  1,849,015  $     211,478
                                                  ==================================================================

See accompanying notes.









                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2007



                                                                          Fidelity                        Franklin
                                                        Fidelity            VIP          Fidelity           Small
                                                          VIP              Equity           VIP              Cap
                                                       Contrafund          Income        Index 500          Value
                                                  -----------------------------------------------------------------------
Assets
Investments, at fair value                          $   2,216,629       $   1,113,752   $   1,072,215  $      815,000
Dividends receivable                                            -                   -               -               -
                                                  -----------------------------------------------------------------------
Net assets                                          $   2,216,629       $   1,113,752   $   1,072,215  $      815,000
                                                  =======================================================================

Accumulation unit value                             $       19.49       $       15.27   $       14.60  $        16.02
                                                  =======================================================================

Accumulation units outstanding                         113,703.06           72,944.06       73,455.11       50,871.96
                                                  =======================================================================

Investment information
Number of mutual fund shares                            80,722.11           47,252.95        6,586.49       47,660.81

Net asset value per share                           $       27.46       $       23.57   $      162.79  $        17.10
                                                  =======================================================================
                                                  =======================================================================

Investments, at cost                                $   2,350,315       $    1,163,056  $     908,863  $      809,757
                                                  =======================================================================

See accompanying notes.






                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2007


                                                                                         Janus
                                                       Franklin          Janus           Aspen
                                                       Small-Mid         Aspen          Series
                                                          Cap           Series         Worldwide          MFS(R)
                                                        Growth         Balanced         Growth           Growth
                                                   ------------------------------------------------------------------
  Assets
  Investments, at fair value                         $   1,048,350  $ 1,380,387      $     952,285    $      497,645
  Dividends receivable                                           -                -              -                 -
                                                   ------------------------------------------------------------------
  Net assets                                         $   1,048,350    $   1,380,387  $     952,285    $      497,645
                                                   ==================================================================

  Accumulation unit value                            $       12.73    $       14.35  $       10.86    $        11.28
                                                   ==================================================================

  Accumulation units outstanding                         82,333.54        96,220.96      87,707.31         44,135.87
                                                   ==================================================================

  Investment information
  Number of mutual fund shares                           45,759.49        44,414.01      27,184.83         19,897.83

  Net asset value per share                          $       22.91    $       31.08  $       35.03    $        25.01
                                                   ==================================================================
                                                   ==================================================================

  Investments, at cost                               $     847,056    $   1,116,575  $     738,832    $      332,916
                                                   ==================================================================

See accompanying notes.






                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2007



                                                                                                         PIMCO VIT
                                                        MFS(R)                                            StocksPLUS
                                                     Investors          MFS(R)          PIMCO VIT          Growth &
                                                       Trust          Research       Real Return          Income
                                                  ----------------------------------------------------------------------
Assets
Investments, at fair value                          $     571,647   $     337,399   $      33,933     $      672,025
Dividends receivable                                            -               -               -                  -
                                                  ----------------------------------------------------------------------
Net assets                                          $     571,647   $     337,399   $      33,933     $      672,025
                                                  ======================================================================

Accumulation unit value                             $       12.63   $       12.34   $       11.13     $        13.29
                                                  ======================================================================

Accumulation units outstanding                          45,260.66       27,343.07        3,049.53          50,550.02
                                                  ======================================================================

Investment information
Number of mutual fund shares                            24,304.74       16,637.04        2,699.58          60,871.84

Net asset value per share                           $       23.52   $       20.28   $       12.57     $        11.04
                                                  ======================================================================
                                                  ======================================================================

Investments, at cost                                $     398,761   $     230,894   $      33,664     $      619,189
                                                  ======================================================================

See accompanying notes.








                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2007


                                                                                     Van Kampen
                                                                    Premier VIT         UIF          Van Kampen
                                                    Premier VIT        OpCap          Emerging           UIF
                                                       OpCap           Small          Markets           Fixed
                                                      Managed           Cap            Equity          Income
                                                  ------------------------------------------------------------------
Assets
Investments, at fair value                          $     780,422 $ 1,234,896       $   1,020,446   $    1,620,197
Dividends receivable                                            -               -               -                -
                                                  ------------------------------------------------------------------
Net assets                                          $     780,422   $   1,234,896   $   1,020,446   $    1,620,197
                                                  ==================================================================

Accumulation unit value                             $       12.25   $       17.39   $       40.97   $        13.86
                                                  ==================================================================

Accumulation units outstanding                          63,725.77       70,994.80       24,909.30       116,879.25
                                                  ==================================================================

Investment information
Number of mutual fund shares                            20,171.16       42,305.47       42,045.56        139,913.40

Net asset value per share                           $       38.69   $       29.19   $       24.27   $        11.58
                                                  ==================================================================
                                                  ==================================================================

Investments, at cost                                $     772,783   $   1,340,082   $     628,736   $    1,590,625
                                                  ==================================================================

See accompanying notes.








                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2007



                                                                                                    Van Kampen
                                                                                Van Kampen             UIF
                                                                                   UIF            International
                                                                                High Yield            Magnum
                                                                           -----------------------------------------
Assets
Investments, at fair value                                                   $     664,118       $     937,856
Dividends receivable                                                                     -                   -
                                                                           -----------------------------------------
Net assets                                                                   $     664,118       $     937,856
                                                                           =========================================

Accumulation unit value                                                      $       13.55       $       16.81
                                                                           =========================================

Accumulation units outstanding                                                   49,002.13           55,789.89
                                                                           =========================================

Investment information
Number of mutual fund shares                                                     51,561.97           64,679.73

Net asset value per share                                                    $       12.88       $       14.50
                                                                           =========================================
                                                                           =========================================

Investments, at cost                                                         $     440,125       $     736,245
                                                                           =========================================

See accompanying notes.





                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                            Statements of Operations

                          Year Ended December 31, 2007


                                                                                      Transamerica
                                                    Transamerica     Transamerica        Asset         Transamerica
                                                        Asset           Asset          Allocation         Asset
                                                     Allocation       Allocation        Moderate        Allocation
                                                    Conservative        Growth           Growth          Moderate
                                                  --------------------------------------------------------------------
Investment income
Dividends -  ordinary                               $        4,300   $      111,933  $        38,691   $        8,012
Dividends -  capital gain distributions                      5,301            191,434         39,956            7,010
                                                  --------------------------------------------------------------------
                                                             9,601            303,367         78,647           15,022
Expenses
Mortality and expense risk charge                             (375)           (11,783)        (3,727)            (621)
                                                  --------------------------------------------------------------------
Net investment income/loss                                   9,226            291,584         74,920           14,401

Net realized and unrealized gain/loss
   on investments
Realized gain/loss on investments                               46              9,665          9,976              569
Change in net unrealized                                                            1         13,115
   appreciation/depreciation                                  (436)            27,61                               79
                                                  --------------------------------------------------------------------
Net gain/loss on investments                                  (390)            37,276         23,091              648
                                                  --------------------------------------------------------------------
Net increase/decrease in net assets
   resulting from operations                        $        8,836   $      328,860  $        98,011   $       15,049
                                                  ====================================================================

See accompanying notes.






                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2007


                                                                                                    Transamerica
                                                    Transamerica    Transamerica    Transamerica       Clarion
                                                     BlackRock        Capital         Capital          Global
                                                     Large Cap        Guardian        Guardian       Real Estate
                                                       Value           Global          Value         Securities
                                                  ------------------------------------------------------------------
Investment income
Dividends -  ordinary                               $          815  $        8,038  $        6,775  $       14,306
Dividends -  capital gain distributions                      9,445          80,842          41,922          14,523
                                                  ------------------------------------------------------------------
                                                            10,260          88,880          48,697          28,829
Expenses
Mortality and expense risk charge                             (231)         (2,046)         (1,544)           (462)
                                                  ------------------------------------------------------------------
Net investment income/loss                                  10,029          86,834          47,153          28,367

Net realized and unrealized gain/loss
   on investments
Realized gain/loss on investments                              866         (35,458)         31,094          (1,016)
Change in net unrealized                                                     3,442                         (43,327)
   appreciation/depreciation                                (8,483)                       (114,859)
                                                  ------------------------------------------------------------------
Net gain/loss on investments                                (7,617)        (32,016)        (83,765)        (44,343)
                                                  ------------------------------------------------------------------
Net increase/decrease in net assets
   resulting from operations                        $        2,412  $       54,818  $      (36,612) $      (15,976)
                                                  ==================================================================

See accompanying notes.






                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2007



                                                    Transamerica    Transamerica                    Transamerica
                                                     Federated       JP Morgan      Transamerica        PIMCO
                                                       Market         Mid Cap         Marsico           Total
                                                    Opportunity        Value           Growth          Return
                                                  ------------------------------------------------------------------
Investment income
Dividends -  ordinary                               $       28,120  $          351  $           23  $       10,256
Dividends -  capital gain distributions                      3,613           2,263             878              28
                                                  ------------------------------------------------------------------
                                                            31,733           2,614             901          10,284
Expenses
Mortality and expense risk charge                           (1,876)            (89)           (233)           (978)
                                                  ------------------------------------------------------------------
Net investment income/loss                                  29,857           2,525             668           9,306

Net realized and unrealized gain/loss
   on investments
Realized gain/loss on investments                          (27,070)            117           4,697             197
Change in net unrealized                                                    (1,714
   appreciation/depreciation                                (7,823)               )         13,070          24,432
                                                  ------------------------------------------------------------------
Net gain/loss on investments                               (34,893)         (1,597)         17,767          24,629
                                                  ------------------------------------------------------------------
Net increase/decrease in net assets
   resulting from operations                        $       (5,036) $          928  $       18,435  $       33,935
                                                  ==================================================================

See accompanying notes.








                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2007



                                                                      Transamerica
                                                    Transamerica         Third         Transamerica
                                                      Templeton          Avenue         Convertible     Transamerica
                                                       Global            Value          Securities         Equity
                                                  ---------------------------------------------------------------------
Investment income
Dividends -  ordinary                               $        1,407   $        7,966    $            8   $        1,168
Dividends -  capital gain distributions                          -           28,542                44          205,855
                                                  ---------------------------------------------------------------------
                                                             1,407           36,508                52          207,023
Expenses
Mortality and expense risk charge                             (180)            (474)               (1)         (12,269)
                                                  ---------------------------------------------------------------------
Net investment income/loss                                   1,227           36,034                51          194,754

Net realized and unrealized gain/loss
   on investments
Realized gain/loss on investments                            7,898              575                 4          188,938
Change in net unrealized
   appreciation/depreciation                                   167          (38,697)                -          338,384
                                                  ---------------------------------------------------------------------
Net gain/loss on investments                                 8,065          (38,122)                4          527,322
                                                  ---------------------------------------------------------------------
Net increase/decrease in net assets
   resulting from operations                        $        9,292   $       (2,088)   $           55   $      722,076
                                                  =====================================================================

See accompanying notes.








                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2007



                                                                                                    Transamerica
                                                    Transamerica    Transamerica    Transamerica        U.S.
                                                       Growth          Money         Science &       Government
                                                   Opportunities       Market        Technology      Securities
                                                  ------------------------------------------------------------------
Investment income
Dividends -  ordinary                               $           20  $      155,152  $            -  $          718
Dividends -  capital gain distributions                      3,238               -               -               -
                                                  ------------------------------------------------------------------
                                                                                                                718
                                                             3,258         155,152         -
Expenses
Mortality and expense risk charge                             (137)         (7,928)            (16)            (38)
                                                  ------------------------------------------------------------------
Net investment income/loss                                   3,121         147,224             (16)            680

Net realized and unrealized gain/loss
   on investments
Realized gain/loss on investments                              782               -             302             (20)
Change in net unrealized
   appreciation/depreciation                                 5,765               -           1,128             205
                                                  ------------------------------------------------------------------
Net gain/loss on investments                                 6,547               -           1,430             185
                                                  ------------------------------------------------------------------
Net increase/decrease in net assets
   resulting from operations                        $        9,668  $      147,224  $        1,414  $          865
                                                  ==================================================================

See accompanying notes.






                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2007


                                                                                                      Alliance
                                                 Transamerica         Alger          Alliance         Bernstein
                                                  Van Kampen        American         Bernstein           VP
                                                    Mid-Cap         Income &         VP Growth        Large Cap
                                                    Growth           Growth          & Income          Growth
                                               ---------------------------------------------------------------------
Investment income
Dividends -  ordinary                            $            -   $        9,259   $        26,801  $           -
Dividends -  capital gain distributions                       -                -            110,244             -
                                               ---------------------------------------------------------------------
                                                              -            9,259            137,045             -
Expenses
Mortality and expense risk charge                        (1,916)          (2,975)            (5,550)       (1,329)
                                               ---------------------------------------------------------------------
Net investment income/loss                               (1,916)           6,284            131,495        (1,329)

Net realized and unrealized gain/loss
   on investments
Realized gain/loss on investments                        38,841           13,146            150,093        22,583
Change in net unrealized                                                                           )       44,962
   appreciation/depreciation                            113,586           90,436           (187,443
                                               ---------------------------------------------------------------------
Net gain/loss on investments                            152,427          103,582            (37,350)       67,545
                                               ---------------------------------------------------------------------
Net increase/decrease in net assets
   resulting from operations                     $      150,511   $      109,866   $        94,145  $      66,216
                                               =====================================================================

See accompanying notes.






                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2007



                                                                                                          Dreyfus
                                                                         Dreyfus         Dreyfus          Socially
                                                        Dreyfus         Developing        MidCap        Responsible
                                                     Appreciation        Leaders          Stock            Growth
                                                  ----------------------------------------------------------------------
Investment income
Dividends -  ordinary                               $       18,714     $        9,029  $        8,046  $        1,220
Dividends -  capital gain distributions                          -            157,856         228,597               -
                                                  ----------------------------------------------------------------------
                                                            18,714            166,885         236,643           1,220
Expenses
Mortality and expense risk charge                           (3,080)            (3,094)         (4,945)           (602)
                                                  ----------------------------------------------------------------------
Net investment income/loss                                  15,634            163,791         231,698             618

Net realized and unrealized gain/loss
   on investments
Realized gain/loss on investments                           18,585             34,679          97,480           7,228
Change in net unrealized                                                                     (304,297
   appreciation/depreciation                                46,516           (341,460)               )          9,558
                                                  ----------------------------------------------------------------------
Net gain/loss on investments                                65,101           (306,781)       (206,817)         16,786
                                                  ----------------------------------------------------------------------
Net increase/decrease in net assets
   resulting from operations                        $       80,735     $     (142,990) $       24,881  $       17,404
                                                  ======================================================================

See accompanying notes.






                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2007



                                                                         Fidelity
                                                       Fidelity             VIP           Fidelity        Franklin
                                                          VIP             Equity            VIP           Small Cap
                                                      Contrafund          Income         Index 500          Value
                                                  ----------------------------------------------------------------------
Investment income
Dividends -  ordinary                               $       15,829     $       18,861   $       32,550  $        5,732
Dividends -  capital gain distributions                    541,211             94,972                -          58,944
                                                  ----------------------------------------------------------------------
                                                           557,040            113,833           32,550          64,676
Expenses
Mortality and expense risk charge                           (5,529)            (3,596)          (2,502)         (2,221)
                                                  ----------------------------------------------------------------------
Net investment income/loss                                 551,511            110,237           30,048          62,455

Net realized and unrealized gain/loss
   on investments
Realized gain/loss on investments                          137,077             70,419            9,702          41,141
Change in net unrealized
   appreciation/depreciation                              (339,793)          (167,551)           4,134        (128,976)
                                                  ----------------------------------------------------------------------
Net gain/loss on investments                              (202,716)           (97,132)          13,836         (87,835)
                                                  ----------------------------------------------------------------------
Net increase/decrease in net assets
   resulting from operations                        $      348,795     $       13,105   $       43,884  $      (25,380)
                                                  ======================================================================

See accompanying notes.






                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2007


                                                                                          Janus
                                                      Franklin           Janus            Aspen
                                                        Small            Aspen            Series
                                                       Mid Cap          Series          Worldwide           MFS(R)
                                                       Growth          Balanced           Growth           Growth
                                                  ---------------------------------------------------------------------
Investment income
Dividends -  ordinary                               $            -   $       29,957   $        6,032    $            -
Dividends -  capital gain distributions                     73,553                -                -                 -
                                                  ---------------------------------------------------------------------
                                                            73,553           29,957            6,032                 -
Expenses
Mortality and expense risk charge                           (2,560)          (3,180)          (2,789)           (1,159)
                                                  ---------------------------------------------------------------------
Net investment income/loss                                  70,993           26,777            3,243            (1,159)

Net realized and unrealized gain/loss
   on investments
Realized gain/loss on investments                           54,892           13,956          121,139            26,908
Change in net unrealized
   appreciation/depreciation                               (21,932)          78,298          (25,930)           61,017
                                                  ---------------------------------------------------------------------
Net gain/loss on investments                                32,960           92,254           95,209            87,925
                                                  ---------------------------------------------------------------------
Net increase/decrease in net assets
   resulting from operations                        $      103,953   $      119,031   $       98,452    $       86,766
                                                  =====================================================================

See accompanying notes.








                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2007



                                                                                                          PIMCO VIT
                                                        MFS(R)                           PIMCO VIT         StocksPLUS
                                                     Investors          MFS(R)              Real            Growth &
                                                       Trust          Research           Return            Income
                                                  -----------------------------------------------------------------------
Investment income
Dividends -  ordinary                               $        4,490  $        2,288   $        1,595    $       50,544
Dividends -  capital gain distributions                      4,554               -               78                 -
                                                  -----------------------------------------------------------------------
                                                             9,044           2,288            1,673            50,544
Expenses
Mortality and expense risk charge                           (1,378)           (838)             (85)           (1,644)
                                                  -----------------------------------------------------------------------
Net investment income/loss                                   7,666           1,450            1,588            48,900

Net realized and unrealized gain/loss
   on investments
Realized gain/loss on investments                           10,830          10,386             (269)           28,543
Change in net unrealized
   appreciation/depreciation                                33,117          28,143            2,135           (35,643)
                                                  -----------------------------------------------------------------------
Net gain/loss on investments                                43,947          38,529            1,866            (7,100)
                                                  -----------------------------------------------------------------------
Net increase/decrease in net assets
   resulting from operations                        $       51,613  $       39,979   $        3,454    $       41,800
                                                  =======================================================================

See accompanying notes.








                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2007



                                                                                        Van Kampen
                                                      Premier          Premier              UIF           Van Kampen
                                                        VIT              VIT             Emerging             UIF
                                                       OpCap            OpCap             Markets            Fixed
                                                      Managed         Small Cap           Equity            Income
                                                  -----------------------------------------------------------------------
Investment income
Dividends -  ordinary                               $       17,143  $            -    $        3,681     $       56,574
Dividends -  capital gain distributions                     57,812         277,542            93,921                  -
                                                  -----------------------------------------------------------------------
                                                            74,955         277,542            97,602             56,574
Expenses
Mortality and expense risk charge                           (1,953)         (3,184)           (2,071)            (3,880)
                                                  -----------------------------------------------------------------------
Net investment income/loss                                  73,002         274,358            95,531             52,694

Net realized and unrealized gain/loss
   on investments
Realized gain/loss on investments                              386          21,601            35,336              3,379
Change in net unrealized                                                  (293,541)
   appreciation/depreciation                               (53,571)                          151,351             22,973
                                                  -----------------------------------------------------------------------
Net gain/loss on investments                               (53,185)       (271,940)          186,687             26,352
                                                  -----------------------------------------------------------------------
Net increase/decrease in net assets
   resulting from operations                        $       19,817  $        2,418    $      282,218     $       79,046
                                                  =======================================================================

See accompanying notes.








                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2007



                                                                                                    Van Kampen
                                                                                Van Kampen             UIF
                                                                                   UIF            International
                                                                                High Yield            Magnum
                                                                           -----------------------------------------
Investment income
Dividends - ordinary                                                         $       55,252      $       13,289
Dividends - capital gain distributions                                                    -              91,426
                                                                           -----------------------------------------
                                                                                     55,252             104,715
Expenses
Mortality and expense risk charge                                                    (1,575)             (2,216)
                                                                           -----------------------------------------
Net investment income/loss                                                           53,677             102,499

Net realized and unrealized gain/loss
   on investments
Realized gain/loss on investments                                                    41,165              23,117
Change in net unrealized appreciation/depreciation                                  (72,424)             (9,890)
                                                                           -----------------------------------------
Net gain/loss on investments                                                        (31,259)             13,227
                                                                           -----------------------------------------
Net increase/decrease in net assets
   resulting from operations                                                 $       22,418      $      115,726
                                                                           =========================================

See accompanying notes






                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                       Statements of Changes in Net Assets

                          Year Ended December 31, 2007


                                                                                      Transamerica
                                                    Transamerica     Transamerica        Asset         Transamerica
                                                        Asset           Asset          Allocation         Asset
                                                     Allocation       Allocation        Moderate        Allocation
                                                    Conservative        Growth           Growth          Moderate
                                                  --------------------------------------------------------------------
Operations
Net investment income/loss                          $        9,226   $      291,584  $         74,920  $       14,401
Realized gain/loss on investments                               46            9,665             9,976             569
Change in net unrealized
   appreciation/depreciation                                  (436)          27,611            13,115              79
                                                  --------------------------------------------------------------------
Increase/decrease in net assets resulting from               8,836          328,860            98,011          15,049
   operations

Contract transactions
Deposits                                                    10,006          632,804           706,199         129,713
Withdrawals                                                 (3,043)        (183,280)         (143,689)        (25,388)
Transfers between subaccounts                                3,460          626,392           218,946          63,956
                                                  --------------------------------------------------------------------
Net increase/decrease in net assets from
   contract transactions                                    10,423        1,075,916           781,456         168,281
                                                  --------------------------------------------------------------------

Increase/decrease in net assets                             19,259        1,404,776           879,467         183,330
Net assets at beginning of year                            140,385        3,756,651         1,103,898         153,779
                                                  --------------------------------------------------------------------
Net assets at end of year                           $      159,644   $    5,161,427  $      1,983,365  $      337,109
                                                  ====================================================================

See accompanying notes.








                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2007


                                                                                                     Transamerica
                                                    Transamerica    Transamerica    Transamerica       Clarion
                                                     BlackRock        Capital          Capital          Global
                                                     Large Cap        Guardian        Guardian       Real Estate
                                                       Value           Global           Value         Securities
                                                  ------------------------------------------------------------------
Operations
Net investment income/loss                          $       10,029  $       86,834 $         47,153  $       28,367
Realized gain/loss on investments                              866         (35,458)          31,094          (1,016)
Change in net unrealized                                                     3,442                          (43,327)
   appreciation/depreciation                                (8,483)                        (114,859)
                                                  ------------------------------------------------------------------
Increase/decrease in net assets resulting from               2,412          54,818          (36,612)        (15,976)
   operations

Contract transactions
Deposits                                                    44,498         111,775           84,953          53,440
Withdrawals                                                (11,563)       (269,136)        (152,459)        (15,136)
Transfers between subaccounts                               13,558         101,990          (41,362)         (2,489)
                                                  ------------------------------------------------------------------
Net increase/decrease in net assets from
   contract transactions                                    46,493         (55,371)        (108,868)         35,815
                                                  ------------------------------------------------------------------

Increase/decrease in net assets                             48,905            (553)        (145,480)         19,839
Net assets at beginning of year                             76,931         784,526          660,561         146,948
                                                  ------------------------------------------------------------------
Net assets at end of year                           $      125,836  $      783,973  $       515,081  $      166,787
                                                  ==================================================================

See accompanying notes.






                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2007



                                                    Transamerica    Transamerica                    Transamerica
                                                     Federated       JP Morgan      Transamerica        PIMCO
                                                       Market         Mid Cap         Marsico           Total
                                                    Opportunity        Value           Growth          Return
                                                  ------------------------------------------------------------------
Operations
Net investment income/loss                          $       29,857  $        2,525  $          668  $      9,306
Realized gain/loss on investments                          (27,070)            117           4,697            197
Change in net unrealized                                                    (1,714
   appreciation/depreciation                                (7,823)               )         13,070         24,432
                                                  ------------------------------------------------------------------
Increase/decrease in net assets resulting from              (5,036)            928          18,435         33,935
   operations

Contract transactions
Deposits                                                   126,483               -          23,523         83,777
Withdrawals                                               (139,137)         (1,555)        (15,516)       (31,198)
Transfers between subaccounts                              (99,715)              -          52,579          6,364
                                                  ------------------------------------------------------------------
Net increase/decrease in net assets from
   contract transactions                                  (112,369)         (1,555)         60,586         58,943
                                                  ------------------------------------------------------------------

Increase/decrease in net assets                           (117,405)           (627)         79,021         92,878
Net assets at beginning of year                            835,027          34,598          54,728        361,079
                                                  ------------------------------------------------------------------
Net assets at end of year                           $      717,622  $       33,971       $ 133,749    $    453,957
                                                  ==================================================================

See accompanying notes.








                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2007



                                                                     Transamerica
                                                    Transamerica        Third        Transamerica
                                                      Templeton         Avenue       Convertible     Transamerica
                                                       Global           Value         Securities        Equity
                                                  -------------------------------------------------------------------
Operations
Net investment income/loss                          $        1,227   $       36,034  $           51  $      194,754
Realized gain/loss on investments                            7,898              575               4         188,938
Change in net unrealized                                                                          -
   appreciation/depreciation                                   167          (38,697)                        338,384
                                                  -------------------------------------------------------------------
Increase/decrease in net assets resulting from               9,292           (2,088)             55         722,076
   operations

Contract transactions
Deposits                                                    10,222           39,341             582         691,077
Withdrawals                                                 (5,592)         (19,794)           (105)       (440,227)
Transfers between subaccounts                               20,313           61,277             255        (178,800)
                                                  -------------------------------------------------------------------
Net increase/decrease in net assets from
   contract transactions                                    24,943           80,824             732          72,050
                                                  -------------------------------------------------------------------

Increase/decrease in net assets                             34,235           78,736             787         794,126
Net assets at beginning of year                             27,734          134,042             137       4,561,145
                                                  -------------------------------------------------------------------
Net assets at end of year                           $       61,969   $      212,778  $          924  $    5,355,271
                                                  ===================================================================

See accompanying notes.








                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2007



                                                                                                    Transamerica
                                                    Transamerica    Transamerica    Transamerica        U.S.
                                                       Growth          Money         Science &       Government
                                                   Opportunities       Market        Technology      Securities
                                                  ------------------------------------------------------------------
Operations
Net investment income/loss                          $        3,121  $      147,224  $          (16) $          680
Realized gain/loss on investments                              782               -             302             (20)
Change in net unrealized
   appreciation/depreciation                                 5,765               -           1,128             205
                                                  ------------------------------------------------------------------
Increase/decrease in net assets resulting from               9,668         147,224           1,414             865
   operations

Contract transactions
Deposits                                                    19,160       1,718,377           4,826           2,467
Withdrawals                                                 (6,584)     (2,510,930)           (363)           (546)
Transfers between subaccounts                               19,453         692,006           6,791              13
                                                  ------------------------------------------------------------------
Net increase/decrease in net assets from
   contract transactions                                    32,029        (100,547)         11,254           1,934
                                                  ------------------------------------------------------------------

Increase/decrease in net assets                             41,697          46,677          12,668           2,799
Net assets at beginning of year                             53,661       3,228,235           6,663          13,630
                                                  ------------------------------------------------------------------
Net assets at end of year                           $       95,358  $    3,274,912  $       19,331  $       16,429
                                                  ==================================================================

See accompanying notes.








                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2007


                                                                                                            Alliance
                                                     Transamerica         Alger           Alliance         Bernstein
                                                      Van Kampen        American          Bernstein         VP Large
                                                       Mid-Cap          Income &          VP Growth           Cap
                                                        Growth           Growth           & Income           Growth
                                                  -----------------------------------------------------------------------
Operations
Net investment income/loss                          $       (1,916)   $        6,284   $        131,495   $       (1,329)
Realized gain/loss on investments                           38,841            13,146            150,093           22,583
Change in net unrealized
   appreciation/depreciation                               113,586            90,436           (187,443)          44,962
                                                  -----------------------------------------------------------------------

Increase/decrease in net assets resulting from
   operations                                              150,511           109,866             95,145           66,216

Contract transactions
Deposits                                                    84,708           136,689            227,049           72,224
Withdrawals                                                (91,304)         (117,508)          (182,213)         (45,911)
Transfers between subaccounts                               (8,300)           (5,140)          (350,211)          (6,319)
                                                  -----------------------------------------------------------------------
Net increase/decrease in net assets from
   contract transactions                                   (14,896)           14,041           (305,375)          19,994
                                                  -----------------------------------------------------------------------

Increase/decrease in net assets                            135,615           123,907           (211,230)          86,210
Net assets at beginning of year                            695,151         1,104,358          2,173,243          475,800
                                                  -----------------------------------------------------------------------
Net assets at end of year                           $      830,766    $    1,228,265   $      1,962,013   $      562,010
                                                  =======================================================================

See accompanying notes.






                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2007



                                                                                                          Dreyfus
                                                                         Dreyfus         Dreyfus          Socially
                                                        Dreyfus         Developing        MidCap        Responsible
                                                     Appreciation         Leader          Stock            Growth
                                                  ----------------------------------------------------------------------
Operations
Net investment income/loss                          $       15,634     $      163,791  $      231,698  $          618
Realized gain/loss on investments                           18,585             34,679          97,480           7,228
Change in net unrealized                                                                     (304,297
   appreciation/depreciation                                46,516           (341,460)               )          9,558
                                                  ----------------------------------------------------------------------
Increase/decrease in net assets resulting from              80,735           (142,990)         24,881          17,404
   operations

Contract transactions
Deposits                                                   112,899            166,363         173,160          36,813
Withdrawals                                               (107,549)          (161,582)       (218,946)        (23,664)
Transfers between subaccounts                                1,825            (16,667)       (312,298)           (331)
                                                  ----------------------------------------------------------------------
Net increase/decrease in net assets from
   contract transactions                                     7,175            (11,886)       (358,084)         12,818
                                                  ----------------------------------------------------------------------

Increase/decrease in net assets                             87,910           (154,876)       (333,203)         30,222
Net assets at beginning of year                          1,171,567          1,275,903       2,017,450         225,998
                                                  ----------------------------------------------------------------------
Net assets at end of year                           $    1,259,477     $    1,121,027  $    1,684,247  $      256,220
                                                  ======================================================================

See accompanying notes.








                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2007



                                                                           Fidelity         Fidelity         Franklin
                                                        Fidelity             VIP              VIP             Small
                                                           VIP              Equity           Index             Cap
                                                       Contrafund           Income            500             Value
                                                  ------------------------------------------------------------------------
Operations
Net investment income/loss                          $      551,511       $      110,237  $       30,048    $       62,455
Realized gain/loss on investments                          137,077               70,419           9,702            41,141
Change in net unrealized                                                                          4,134
   appreciation/depreciation                              (339,793)            (167,551)                         (128,976)
                                                  ------------------------------------------------------------------------
Increase/decrease in net assets resulting from             348,795               13,105          43,884           (25,380)
   operations

Contract transactions
Deposits                                                   206,295              104,264         184,322           161,335
Withdrawals                                               (127,612)             (75,973)        (82,834)          (96,442)
Transfers between subaccounts                             (226,214)            (329,498)         17,988           (66,642)
                                                  ------------------------------------------------------------------------
Net increase/decrease in net assets from
   contract transactions                                  (147,531)            (301,207)        119,476            (1,749)
                                                  ------------------------------------------------------------------------

Increase/decrease in net assets                            201,264             (288,102)        163,360           (27,129)
Net assets at beginning of year                          2,015,365            1,401,854         908,855           842,129
                                                  ------------------------------------------------------------------------
Net assets at end of year                           $    2,216,629       $    1,113,752  $    1,072,215    $      815,000
                                                  ========================================================================

See accompanying notes.








                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2007


                                                                                        Janus
                                                     Franklin         Janus             Aspen
                                                       Small          Aspen            Series
                                                      Mid-Cap         Series          Worldwide           MFS(R)
                                                      Growth         Balanced          Growth            Growth
                                                  -------------------------------------------------------------------
Operations
Net investment income/loss                          $      70,993  $       26,777  $        3,243     $       (1,159)
Realized gain/loss on investments                           54,892         13,956         121,139             26,908
Change in net unrealized                                          )        78,298
   appreciation/depreciation                               (21,932                        (25,930)            61,017
                                                  -------------------------------------------------------------------
Increase/decrease in net assets resulting from             103,953        119,031          98,452             86,766
   operations

Contract transactions
Deposits                                                   120,670        180,705         126,953             67,633
Withdrawals                                               (118,621)      (100,794)        (98,085)           (59,571)
Transfers between subaccounts                                7,932         31,356        (227,263)           (15,647)
                                                  -------------------------------------------------------------------
Net increase/decrease in net assets from
   contract transactions                                     9,981        111,267        (198,395)            (7,585)
                                                  -------------------------------------------------------------------

Increase/decrease in net assets                            113,934        230,298         (99,943)            79,181
Net assets at beginning of year                            934,416      1,150,089       1,052,228            418,464
                                                  -------------------------------------------------------------------
Net assets at end of year                           $   1,048,350  $    1,380,387  $      952,285     $      497,645
                                                  ===================================================================

See accompanying notes.






                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2007



                                                                                                            PIMCO VIT
                                                        MFS(R)                               PIMCO           StocksPLUS
                                                      Investors           MFS(R)              VIT             Growth &
                                                        Trust           Research        Real Return          Income
                                                  -------------------------------------------------------------------------
Operations
Net investment income/loss                          $         7,666  $         1,450   $         1,588   $        48,900
Realized gain/loss on investments                            10,830           10,386              (269)           28,543
Change in net unrealized
   appreciation/depreciation                                 33,117           28,143             2,135           (35,643)
                                                  -------------------------------------------------------------------------
Increase/decrease in net assets resulting from               51,613           39,979             3,454            41,800
   operations

Contract transactions
Deposits                                                     53,003           34,512             5,636            99,317
Withdrawals                                                 (39,162)         (29,846)           (6,544)          (98,423)
Transfers between subaccounts                                (3,262)         (14,902)              (42)           (1,959)
                                                  -------------------------------------------------------------------------
Net increase/decrease in net assets from
   contract transactions                                     10,579          (10,236)             (950)           (1,065)
                                                  -------------------------------------------------------------------------

Increase/decrease in net assets                              62,192           29,743             2,504            40,735
Net assets at beginning of year                             509,455          307,656            31,429           631,290
                                                  -------------------------------------------------------------------------
Net assets at end of year                           $       571,647  $       337,399   $        33,933   $       672,025
                                                  =========================================================================

See accompanying notes.






                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2007


                                                                         Premier          Van Kampen
                                                       Premier             VIT                UIF             Van Kampen
                                                         VIT              OpCap            Emerging              UIF
                                                        OpCap             Small             Markets             Fixed
                                                       Managed             Cap              Equity              Income
                                                  ----------------------------------------------------------------------------
Operations
Net investment income/loss                          $        73,002  $       274,358    $        95,531    $        52,694
Realized gain/loss on investments                               386           21,601             35,336              3,379
Change in net unrealized                                                    (293,541)
   appreciation/depreciation                                (53,571)                            151,351             22,973
                                                  ----------------------------------------------------------------------------
Increase/decrease in net assets resulting from               19,817            2,418            282,218             79,046
   operations

Contract transactions
Deposits                                                     85,191          141,249             62,917            219,446
Withdrawals                                                 (82,322)        (103,664)           (58,780)          (158,395)
Transfers between subaccounts                                 3,621          (39,017)            91,054           (108,177)
                                                  ----------------------------------------------------------------------------
Net increase/decrease in net assets from
   contract transactions                                      6,490           (1,432)            95,191            (47,126)
                                                  ----------------------------------------------------------------------------

Increase/decrease in net assets                              26,307              986            377,409             31,920
Net assets at beginning of year                             754,115        1,233,910            643,037          1,588,277
                                                  ----------------------------------------------------------------------------
Net assets at end of year                           $       780,422  $     1,234,896    $     1,020,446    $     1,620,197
                                                  ============================================================================

See accompanying notes.






                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2007


                                                                                Van Kampen          Van Kampen
                                     UIF UIF
                                                                                   High           International
                                                                                  Yield               Magnum
                                                                           -----------------------------------------
Operations
Net investment income/loss                                                   $        53,677     $       102,499
Realized gain/loss on investments                                                     41,165              23,117
Change in net unrealized appreciation/depreciation                                   (72,424)             (9,890)
                                                                           -----------------------------------------
Increase/decrease in net assets resulting from operations                             22,418             115,726

Contract transactions
Deposits                                                                             110,535             107,303
Withdrawals                                                                          (66,566)            (64,851)
Transfers between subaccounts                                                         (5,842)            (20,329)
                                                                           -----------------------------------------
Net increase/decrease in net assets from
   contract transactions                                                              38,127              22,123
                                                                           -----------------------------------------

Increase/decrease in net assets                                                       60,545             137,849
Net assets at beginning of year                                                      603,573             800,007
                                                                           -----------------------------------------
Net assets at end of year                                                    $       664,118     $       937,856
                                                                           =========================================

See accompanying notes.






                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                       Statements of Changes in Net Assets

                          Year Ended December 31, 2006


                                                                                    Transamerica
                                                    Transamerica    Transamerica       Asset        Transamerica
                                                       Asset           Asset         Allocation         Asset
                                                     Allocation      Allocation       Moderate       Allocation
                                                    Conservative       Growth          Growth         Moderate
                                                  ------------------------------------------------------------------
Operations
Net investment income/loss                          $        8,986  $      209,966  $       43,277  $        9,107
Realized gain/loss on investments                               19           4,718           2,368             486
Change in net unrealized
   appreciation/depreciation                                 1,139         137,940          50,359           1,090
                                                  ------------------------------------------------------------------
Increase/decrease in net assets resulting from
   operations                                               10,144         352,624          96,004          10,683

Contract transactions
Deposits                                                     2,044         982,040         455,105          45,373
Withdrawals                                                   (367)        (68,829)        (51,519)        (11,032)
Transfers between subaccounts                               28,855       1,363,195         533,844          73,539
                                                  ------------------------------------------------------------------
Net increase/decrease in net assets from
   contract transactions                                    30,532       2,276,406         937,430         107,880
                                                  ------------------------------------------------------------------
                                                  ------------------------------------------------------------------

Increase/decrease in net assets                             40,676       2,629,030       1,033,434         118,563
Net assets at beginning of year                             99,709       1,127,621          70,464          35,216
                                                  ------------------------------------------------------------------
Net assets at end of year                           $      140,385  $    3,756,651  $    1,103,898  $      153,779
                                                  ==================================================================

See accompanying notes.






                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2006


                                                                                                    Transamerica
                                                    Transamerica    Transamerica    Transamerica       Clarion
                                                     BlackRock        Capital         Capital          Global
                                                     Large Cap        Guardian        Guardian       Real Estate
                                                       Value           Global          Value         Securities
                                                  ------------------------------------------------------------------
Operations
Net investment income/loss                          $        1,757  $      242,098  $       64,480  $        6,483
Realized gain/loss on investments                            1,147          23,276          35,462             486
Change in net unrealized                                                                    (8,359
   appreciation/depreciation                                 3,897        (173,053)               )         17,659
                                                  ------------------------------------------------------------------
Increase/decrease in net assets resulting from               6,801          92,321          91,583          24,628
   operations

Contract transactions
Deposits                                                    27,808         132,799         101,677          22,888
Withdrawals                                                 (5,306)        (53,585)        (47,592)         (5,694)
Transfers between subaccounts                               24,163           8,925         (24,847)         94,249
                                                  ------------------------------------------------------------------
Net increase/decrease in net assets from
   contract transactions                                    46,665          88,139          29,238         111,443
                                                  ------------------------------------------------------------------
                                                  ------------------------------------------------------------------

Increase/decrease in net assets                             53,466         180,460         120,821         136,071
Net assets at beginning of year                             23,465         604,066         539,740          10,877
                                                  ------------------------------------------------------------------
Net assets at end of year                           $       76,931  $      784,526  $      660,561  $      146,948
                                                  ==================================================================

See accompanying notes.






                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2006



                                                    Transamerica    Transamerica                    Transamerica
                                                     Federated       JP Morgan      Transamerica        PIMCO
                                                       Market         Mid Cap         Marsico           Total
                                                    Opportunity        Value           Growth          Return
                                                  ------------------------------------------------------------------
Operations
Net investment income/loss                          $       75,397  $        3,431  $          (33) $        9,368
Realized gain/loss on investments                           15,007             100             151            (194)
Change in net unrealized                                                     1,652
   appreciation/depreciation                               (67,781)                          2,637           2,982
                                                  ------------------------------------------------------------------
Increase/decrease in net assets resulting from              22,623           5,183           2,755          12,156
   operations

Contract transactions
Deposits                                                   145,687               -          24,571         102,151
Withdrawals                                                (69,922)         (2,518)         (3,582)        (28,356)
Transfers between subaccounts                             (174,033)            (50)         12,068          21,040
                                                  ------------------------------------------------------------------
Net increase/decrease in net assets from
   contract transactions                                   (98,268)         (2,568)         33,057          94,835
                                                  ------------------------------------------------------------------

Increase/decrease in net assets                            (75,645)          2,615          35,812         106,991
Net assets at beginning of year                            910,672          31,983          18,916         254,088
                                                  ------------------------------------------------------------------
Net assets at end of year                           $      835,027  $       34,598  $       54,728  $      361,079
                                                  ==================================================================

See accompanying notes.








                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2006



                                                             Transamerica
                                            Transamerica         Third          Transamerica
                                             Templeton          Avenue           Convertible       Transamerica
                                               Global            Value           Securities           Equity
                                          --------------------------------------------------------------------------
                                          --------------------------------------------------------------------------
Operations
Net investment income/loss                  $          282  $        6,077     $            3     $      (10,774)
Realized gain/loss on investments                      291             604                 (1)           423,654
Change in net unrealized
   appreciation/depreciation                         3,861           5,724                  3            (52,134)
                                          --------------------------------------------------------------------------
Increase/decrease in net assets resulting            4,434          12,405                  5            360,746
   from operations

Contract transactions
Deposits                                             8,209          40,792                 63            851,004
Withdrawals                                         (2,871)         (9,835)               (32)          (405,661)
Transfers between subaccounts                        1,145          44,982                101           (476,528)
                                          --------------------------------------------------------------------------
                                          --------------------------------------------------------------------------
Net increase/decrease in net assets from
   contract transactions                             6,483          75,939                132            (31,185)
                                          --------------------------------------------------------------------------
                                          --------------------------------------------------------------------------

Increase/decrease in net assets                     10,917          88,344                137            329,561
Net assets at beginning of year                     16,817          45,698                  -          4,231,584
                                          --------------------------------------------------------------------------
                                          --------------------------------------------------------------------------
Net assets at end of year                          $27,734        $134,042               $137         $4,561,145
                                          ==========================================================================

See accompanying notes.








                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2006



                                                                                                    Transamerica
                                                    Transamerica    Transamerica    Transamerica        U.S.
                                                       Growth          Money         Science &       Government
                                                   Opportunities       Market        Technology      Securities
                                                  ------------------------------------------------------------------
Operations
Net investment income/loss                          $          717  $      146,013  $          468  $          453
Realized gain/loss on investments                               17               -              40             (56)
Change in net unrealized                                                                                       (27)
   appreciation/depreciation                                   711               -            (461)
                                                  ------------------------------------------------------------------
Increase/decrease in net assets resulting from               1,445         146,013              47             370
   operations

Contract transactions
Deposits                                                    13,905       2,088,120           1,262           1,398
Withdrawals                                                 (3,346)       (955,849)           (185)           (607)
Transfers between subaccounts                               37,932      (1,533,691)             97          10,200
                                                  ------------------------------------------------------------------
Net increase/decrease in net assets from
   contract transactions                                    48,491        (401,420)          1,174          10,991
                                                  ------------------------------------------------------------------

Increase/decrease in net assets                             49,936        (255,407)          1,221          11,361
Net assets at beginning of year                              3,725       3,483,642           5,442           2,269
                                                  ------------------------------------------------------------------
Net assets at end of year                           $       53,661  $    3,228,235  $        6,663  $       13,630
                                                  ==================================================================

See accompanying notes.








                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2006


                                                                                                      Alliance
                                                    Transamerica       Alger          Alliance        Bernstein
                                                     Van Kampen       American       Bernstein        VP Large
                                                      Mid-Cap         Income &       VP Growth           Cap
                                                       Growth          Growth         & Income         Growth
                                                  ------------------------------------------------------------------
Operations
Net investment income/loss                          $       (1,584) $        9,848  $      120,292  $       (1,093)
Realized gain/loss on investments                            8,908          (1,536)         23,572           2,968
Change in net unrealized
   appreciation/depreciation                                52,282          83,222         164,286          (3,137)
                                                  ------------------------------------------------------------------
Increase/decrease in net assets resulting from              59,606          91,534         308,150          (1,262)
   operations

Contract transactions
Deposits                                                   105,549         163,514         259,441          82,885
Withdrawals                                                (50,206)       (101,866)       (168,808)        (40,761)
Transfers between subaccounts                                  710         (17,631)       (144,284)         (3,144)
                                                  ------------------------------------------------------------------
Net increase/decrease in net assets from
   contract transactions                                    56,053          44,017         (53,651)         38,980
                                                  ------------------------------------------------------------------

Increase/decrease in net assets                            115,659         135,551         254,499          37,718
Net assets at beginning of year                            579,492         968,807       1,918,744         438,082
                                                  ------------------------------------------------------------------
Net assets at end of year                           $      695,151  $    1,104,358  $    2,173,243  $      475,800
                                                  ==================================================================

See accompanying notes.








                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2006



                                                                                                        Dreyfus
                                                                       Dreyfus         Dreyfus          Socially
                                                     Dreyfus         Developing         MidCap        Responsible
                                                   Appreciation        Leader           Stock            Growth
                                                ----------------------------------------------------------------------
  Operations
  Net investment income/loss                      $       13,016    $       96,590   $      319,723  $         (297)
  Realized gain/loss on investments                        6,874            68,661           79,002           8,055
  Change in net unrealized                                                                                   10,729
     appreciation/depreciation                           143,223          (121,416)        (255,476)
                                                ----------------------------------------------------------------------
  Increase/decrease in net assets resulting              163,113            43,835          143,249          18,487
     from operations

  Contract transactions
  Deposits                                               139,680           242,030          238,557          53,298
  Withdrawals                                            (91,589)         (120,189)        (137,847)        (18,928)
  Transfers between subaccounts                          (40,157)          (27,071)        (139,554)        (11,832)
                                                ----------------------------------------------------------------------
  Net increase/decrease in net assets from
     contract transactions                                 7,934            94,770          (38,844)         22,538
                                                ----------------------------------------------------------------------

  Increase/decrease in net assets                        171,047           138,605          104,405          41,025
  Net assets at beginning of year                      1,000,520         1,137,298        1,913,045         184,973
                                                ----------------------------------------------------------------------
  Net assets at end of year                       $    1,171,567    $    1,275,903   $    2,017,450  $      225,998
                                                ======================================================================

See accompanying notes.








                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2006



                                                                     Fidelity        Fidelity         Franklin
                                                    Fidelity           VIP              VIP             Small
                                                       VIP            Equity           Index             Cap
                                                   Contrafund         Income            500             Value
                                                --------------------------------------------------------------------
Operations
Net investment income/loss                        $      166,658   $      160,262  $        8,921   $       28,600
Realized gain/loss on investments                         26,936           18,961          15,514           68,731
Change in net unrealized
   appreciation/depreciation                             (10,350)          35,554          87,301           18,683
                                                --------------------------------------------------------------------
Increase/decrease in net assets resulting from
   operations                                            183,244          214,777         111,736          116,014

Contract transactions
Deposits                                                 663,432          546,296         193,298          154,989
Withdrawals                                             (101,630)         (59,564)        (71,841)         (66,844)
Transfers between subaccounts                            164,055          (15,200)          4,223          (29,615)
                                                --------------------------------------------------------------------
Net increase/decrease in net assets from
   contract transactions                                 725,857          471,532         125,680           58,530
                                                --------------------------------------------------------------------

Increase/decrease in net assets                          909,101          686,309         237,416          174,544
Net assets at beginning of year                        1,106,264          715,545         671,439          667,585
                                                --------------------------------------------------------------------
Net assets at end of year                         $    2,015,365   $    1,401,854  $      908,855   $      842,129
                                                ====================================================================

See accompanying notes.








                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2006


                                                                                       Janus
                                                      Franklin         Janus           Aspen
                                                       Small           Aspen           Series
                                                      Mid-Cap          Series        Worldwide          MFS(R)
                                                       Growth         Balanced         Growth          Growth
                                                  ------------------------------------------------------------------
Operations
Net investment income/loss                          $       (2,147) $       18,231  $       13,006  $         (969)
Realized gain/loss on investments                           23,453          18,318          17,453          13,512
Change in net unrealized
   appreciation/depreciation                                49,519          65,475         125,682          15,084
                                                  ------------------------------------------------------------------
Increase/decrease in net assets resulting from              70,825         102,024         156,141          27,627
   operations

Contract transactions
Deposits                                                   145,183         206,264         152,295          79,489
Withdrawals                                                (76,204)       (116,090)        (73,160)        (30,910)
Transfers between subaccounts                               17,357           6,398         (47,147)        (35,268)
                                                  ------------------------------------------------------------------
Net increase/decrease in net assets from
   contract transactions                                    86,336          96,572          31,988          13,311
                                                  ------------------------------------------------------------------

Increase/decrease in net assets                            157,161         198,596         188,129          40,938
Net assets at beginning of year                            777,255         951,493         864,099         377,526
                                                  ------------------------------------------------------------------
Net assets at end of year                           $      934,416  $    1,150,089  $    1,052,228  $      418,464
                                                  ==================================================================

See accompanying notes.








                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2006



                                                                                                      PIMCO VIT
                                                        MFS(R)                           PIMCO         StocksPLUS
                                                     Investors          MFS(R)            VIT           Growth &
                                                       Trust          Research      Real Return        Income
                                                  ------------------------------------------------------------------
Operations
Net investment income/loss                          $        1,084  $          841  $        1,900  $       28,087
Realized gain/loss on investments                            6,527           4,292             (46)         40,624
Change in net unrealized
   appreciation/depreciation                                50,472          21,127          (1,668)         12,607
                                                  ------------------------------------------------------------------
Increase/decrease in net assets resulting from
   operations                                               58,083          26,260             186          81,318

Contract transactions
Deposits                                                    50,032          33,837           5,161         123,910
Withdrawals                                                (33,477)        (19,578)         (1,288)        (59,357)
Transfers between subaccounts                               (5,649)        (32,143)         15,178         (32,840)
                                                  ------------------------------------------------------------------
Net increase/decrease in net assets from
   contract transactions                                    10,906         (17,884)         19,051          31,713
                                                  ------------------------------------------------------------------

Increase/decrease in net assets                             68,989           8,376          19,237         113,031
Net assets at beginning of year                            440,466         299,280          12,192         518,259
                                                  ------------------------------------------------------------------
Net assets at end of year                           $      509,455  $      307,656  $       31,429  $      631,290
                                                  ==================================================================

See accompanying notes.






                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2006


                                                                      Premier        Van Kampen
                                                      Premier           VIT             UIF          Van Kampen
                                                        VIT            OpCap          Emerging           UIF
                                                       OpCap           Small           Market           Fixed
                                                      Managed           Cap            Equity          Income
                                                  ------------------------------------------------------------------
Operations
Net investment income/loss                          $       80,209  $       57,207  $       15,097  $       68,585
Realized gain/loss on investments                              733          76,175          20,383          (2,025)
Change in net unrealized
   appreciation/depreciation                               (17,544)        104,245         132,088         (11,256)
                                                  ------------------------------------------------------------------
Increase/decrease in net assets resulting from
   operations                                               63,398         237,627         167,568          55,304

Contract transactions
Deposits                                                    97,795         171,028          58,406         233,986
Withdrawals                                                (60,510)        (90,829)        (44,062)       (148,420)
Transfers between subaccounts                                2,528        (107,890)         38,517         (46,556)
                                                  ------------------------------------------------------------------
Net increase/decrease in net assets from
   contract transactions                                    39,813         (27,691)         52,861          39,010
                                                  ------------------------------------------------------------------

Increase/decrease in net assets                            103,211         209,936         220,429          94,314
Net assets at beginning of year                            650,904       1,023,974         422,608       1,493,963
                                                  ------------------------------------------------------------------
Net assets at end of year                           $      754,115  $    1,233,910  $      643,037  $    1,588,277
                                                  ==================================================================

See accompanying notes.






                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2006



                                                                                Van Kampen          Van Kampen
                                                                                   UIF                  UIF
                                                                                   High           International
                                                                                  Yield               Magnum
                                                                           -----------------------------------------
Operations
Net investment income/loss                                                   $       43,328      $       50,617
Realized gain/loss on investments                                                  (291,338)             10,795
Change in net unrealized appreciation/depreciation                                  291,266              90,039
                                                                           -----------------------------------------
Increase/decrease in net assets resulting from operations                            43,256             151,451

Contract transactions
Deposits                                                                            118,478             112,962
Withdrawals                                                                         (54,388)            (58,538)
Transfers between subaccounts                                                       203,558              25,832
                                                                           -----------------------------------------
Net increase/decrease in net assets from
   contract transactions                                                            267,648              80,256
                                                                           -----------------------------------------

Increase/decrease in net assets                                                     310,904             231,707
Net assets at beginning of year                                                     292,669             568,300
                                                                           -----------------------------------------
Net assets at end of year                                                    $      603,573      $      800,007
                                                                           =========================================

See accompanying notes.



                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                          Notes to Financial Statements

                                December 31, 2007
1. Organization

Separate Account VUL-5 of Transamerica Occidental Life Insurance Company (the Separate Account) was established by Transamerica Occidental Life Insurance Company (Transamerica) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust and is designed to provide life insurance benefits pursuant to variable life insurance contracts (the Contracts) issued by Transamerica. The Separate Account commenced operations when initial deposits were received on June 13, 2001. Not all subaccounts within the Separate Account received initial deposits on that date.

In accordance with the terms of the Contracts, all payments are directed either to the fixed account or to subaccounts within the Separate Account. Payments allocated to the Separate Account by policy owners must be allocated to purchase units of one or more of the Separate Account's subaccounts as indicated below, each of which invests exclusively in a specific corresponding mutual fund portfolio (the Funds). The Funds are open-end management investment companies registered under the Investment Company Act of 1940.

                      Subaccounts                                     Underlying Portfolios
     -----------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------
                                                   Transamerica Series Trust, Inc(1)
                                                      Transamerica Asset Allocation - Conservative Portfolio -
     Transamerica Asset Allocation - Conservative       Initial Class
     Transamerica Asset Allocation - Growth           Transamerica Asset Allocation - Growth Portfolio -
                                                        Initial Class
     Transamerica Asset Allocation - Moderate         Transamerica Asset Allocation - Moderate Growth
        Growth                                          Portfolio - Initial Class
     Transamerica Asset Allocation - Moderate         Transamerica Asset Allocation - Moderate Portfolio -
                                                        Initial Class
     Transamerica BlackRock Large Cap Value           Transamerica BlackRock Large Cap Value - Initial Class
     Transamerica Capital Guardian Global             Transamerica Capital Guardian Global - Initial Class
     Transamerica Capital Guardian Value              Transamerica Capital Guardian Value - Initial Class
     Transamerica Clarion Global Real Estate          Transamerica Clarion Global Real Estate Securities -
        Securities                                      Initial Class
     Transamerica Federated Market Opportunity        Transamerica Federated Market Opportunity - Initial
                                                        Class(2)
     Transamerica JP Morgan Mid Cap Value             Transamerica JP Morgan Mid Cap Value - Initial Class
     Transamerica Marsico Growth                      Transamerica Marsico Growth - Initial Class


1. Organization of the Account (continued)

                      Subaccounts                                     Underlying Portfolios
     -----------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------

                                                   Transamerica Series Trust, Inc (continued)
     Transamerica PIMCO Total Return                  Transamerica PIMCO Total Return - Initial Class
     Transamerica Templeton Global                    Transamerica Templeton Transamerica Global - Initial
                                                        Class
     Transamerica Third Avenue Value                  Transamerica Third Avenue Value - Initial Class
     Transamerica Convertible Securities              Transamerica Convertible Securities - Initial Class
     Transamerica Equity                              Transamerica Equity - Initial Class
     Transamerica Growth Opportunities                Transamerica Growth Opportunities - Initial Class
     Transamerica Money Market                        Transamerica Money Market - Initial Class
     Transamerica Science & Technology                Transamerica Science & Technology - Initial Class
     Transamerica U.S. Government Securities          Transamerica U.S. Government Securities - Initial Class
     Transamerica Van Kampen Mid-Cap Growth           Transamerica Van Kampen Mid-Cap Growth - Initial Class

                                                   The Alger American Fund
     Alger American Income & Growth                   Alger American Income & Growth - Class O

                                                   Alliance Variable Products Series Funds
     AllianceBernstein VPS Growth & Income            AllianceBernstein VPS Growth and Income - Class B
     AllianceBernstein VPS Large Cap Growth           AllianceBernstein VPS Large Cap Growth - Class B

                                                   Dreyfus Variable Investments Fund
     Dreyfus Appreciation                             Dreyfus VIF Appreciation Portfolio - Initial Shares
     Dreyfus Developing Leaders                       Dreyfus VIF Developing Leaders Portfolio - Initial Shares

                                                   Dreyfus Investment Portfolios
     Dreyfus MidCap Stock                             Dreyfus MidCap Stock Portfolio - Initial Shares

                                                   Dreyfus Socially Responsible Growth Fund, Inc.
                                                      The Dreyfus  Socially  Responsible  Growth Fund - Initial
     Dreyfus Socially Responsible Growth                Shares

                                                   Fidelity Variable Insurance Products Fund
     Fidelity VIP Contrafund(R)                         Fidelity VIP Contrafund(R) Portfolio - Class 2
     Fidelity VIP Equity Income                       Fidelity VIP Equity-Income Portfolio - Class 2
     Fidelity VIP Index 500                           Fidelity VIP Index 500 Portfolio - Class 2


1. Organization of the Account (continued)

                      Subaccounts                                     Underlying Portfolios
     -----------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------

                                                   Franklin Templeton Variable Insurance Products Trust
     Franklin Small Cap Value                         Franklin Small Cap Value Securities Fund - Class 2
     Franklin Small-Mid Cap Growth                    Franklin Small-Mid Cap Growth Securities Fund - Class 2

                                                   Janus Aspen Series
     Janus Aspen Series Balanced                      Janus Aspen Series Balanced - Service Shares
     Janus Aspen Series Worldwide Growth              Janus Aspen Series Worldwide Growth - Service Shares

                                                   MFS Variable Insurance Trust
     MFS(R) Growth                                      MFS(R) Growth Series - Initial Class(3)
     MFS(R) Investors Trust                             MFS(R) Investors Trust Series - Initial Class
     MFS(R) Research                                    MFS(R) Research Series - Initial Class

                                                   PIMCO Variable Insurance Trust
     PIMCO VIT Real Return                            PIMCO VIT Real Return - Admin. Class
     PIMCO VIT StocksPLUS Growth & Income             PIMCO VIT StocksPLUS Growth & Income - Admin. Class

                                                   Premier Variable Insurance Trust
     Premier VIT OpCap Managed                        Premier VIT OpCap Managed Portfolio
     Premier VIT OpCap Small Cap                      Premier VIT OpCap Small Cap Portfolio

                                                   The Van Kampen Universal Institutional Funds, Inc.
     Van Kampen UIF Emerging Markets Equity           Van Kampen UIF Emerging Markets Equity - Class 1
     Van Kampen UIF Fixed Income                      Van Kampen UIF Core Plus Fixed Income - Class 1
     Van Kampen UIF High Yield                        Van Kampen UIF High Yield - Class 1
     Van Kampen UIF International Magnum              Van Kampen UIF International Magnum - Class 1

     (1)Formerly AEGON/Transamerica Series Trust, Inc.

     2 Formerly AEGON/Transamerica Federated Growth & Income - Initial Class

     (3) Formerly MFS(R) Emerging Growth Series - Initial Class

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Transamerica's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts are not chargeable with liabilities arising out of any other business Transamerica may conduct.

2. Significant Accounting Policies

The accompanying financial statements of the Separate Account have been prepared in accordance with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known which could impact the amounts reported and disclosed herein. The accounting principles followed and the methods of applying those principles are presented below:

Investment Valuation - Investments in the Funds' shares are carried at fair (net asset) value. Realized investment gains or losses on investments are determined on a specific-identification basis. Investment transactions are accounted for on the date the order to buy or sell is executed (trade date).

Investment Income - Investment income consists of dividend income (both ordinary and capital gains) and is recognized on the ex-dividend date. All distributions received are reinvested in the respective subaccounts.

Federal Income Taxes - Operations of the Separate Account are part of, and will be taxed with, those of Transamerica, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current federal income tax laws, income from assets maintained in the Separate Account for the exclusive benefit of participants generally is not subject to federal income tax.

3. Expenses and Charges

Transamerica assumes mortality and expense risks related to the operations of the Separate Account. Transamerica deducts a daily charge from each subaccount which is equal, on an annual basis, to 0.25% of the daily net asset value of the subaccount.

An administrative charge is deducted by Transamerica prior to allocation of policyowner payments to the subaccounts, which is equal to 7% of the premium payment for policies with a face amount under $5,000,000, 6.5% for a face amount between $5,000,000 and $9,999,999 and 6.25% for a face amount of $10,000,000 or more. The first 18 transfers in a policy year are free. Transamerica may impose a charge of up to $25 for each transfer in excess of 18 transfers during a policy year, but currently Transamerica only charges $10 for each additional transfer.

Surrender charges may also apply to partial withdrawals, full surrenders, and decreases in the face amount of insurance. Under all forms of the policy, monthly charges against policy cash values are made to compensate Transamerica for costs of insurance provided.

4. Investment Transactions

The aggregate cost of purchases and the aggregate proceeds from the sales of investments for the year ended December 31, 2007 were:

                                                                                 Aggregate       Aggregate
                                                                                 Purchases         Sales
                                                                              ---------------------------------
     Subaccount
     Transamerica Asset Allocation - Conservative                               $       20,615  $          967
     Transamerica Asset Allocation - Growth                                          1,436,920          69,420
     Transamerica Asset Allocation - Moderate Growth                                 1,040,807         184,432
     Transamerica Asset Allocation - Moderate                                          331,537         148,854
     Transamerica BlackRock Large Cap Value                                             64,992           8,471
     Transamerica Capital Guardian Global                                              301,198         268,736
     Transamerica Capital Guardian Value                                               114,267         175,981
     Transamerica Clarion Global Real Estate Securities                                112,865          48,683
     Transamerica Federated Market Opportunity                                         138,493         221,005
     Transamerica JP Morgan Mid Cap Value                                                2,613           1,644
     Transamerica Marsico Growth                                                        85,298          24,045
     Transamerica PIMCO Total Return                                                    93,785          25,535
     Transamerica Templeton Global                                                      65,227          39,058
     Transamerica Third Avenue Value                                                   127,418          10,561
     Transamerica Convertible Securities                                                   849              66
     Transamerica Equity                                                               664,684         397,880
     Transamerica Growth Opportunities                                                  57,752          22,601
     Transamerica Money Market                                                       3,123,991       3,077,315
     Transamerica Science & Technology                                                  18,717           7,478
     Transamerica U.S. Government Securities                                             3,037             422
     Transamerica Van Kampen Mid-Cap Growth                                             78,637          95,450
     Alger American Income & Growth                                                     99,841          79,517
     AllianceBernstein VPS Growth & Income                                             291,691         465,570
     AllianceBernstein VPS Large Cap Growth                                             91,537          72,871
     Dreyfus Appreciation                                                              113,952          91,144






4. Investment Transactions (continued)

                                                                                 Aggregate       Aggregate
                                                                                 Purchases         Sales
                                                                              ---------------------------------
     Subaccount
     Dreyfus Developing Leaders                                                 $      303,813  $      151,907
     Dreyfus MidCap Stock                                                              382,748         509,134
     Dreyfus Socially Responsible Growth                                                34,315          20,879
     Fidelity VIP Contrafund                                                           799,465         395,485
     Fidelity VIP Equity Income                                                        201,555         392,524
     Fidelity VIP Index 500                                                            178,836          29,312
     Franklin Small Cap Value                                                          200,304         139,598
     Franklin Small-Mid Cap Growth                                                     197,883         116,910
     Janus Aspen Series Balanced                                                       187,884          49,840
     Janus Aspen Series Worldwide Growth                                               116,749         311,901
     MFS(R) Growth                                                                      46,161          54,905
     MFS(R) Investors Trust                                                             53,699          35,453
     MFS(R) Research                                                                    24,493          33,279
     PIMCO VIT Real Return                                                               6,463           5,824
     PIMCO VIT StocksPLUS Growth & Income                                              127,542          79,707
     Premier VIT OpCap Managed                                                         145,559          66,067
     Premier VIT OpCap Small Cap                                                       405,116         132,190
     Van Kampen UIF Emerging Markets Equity                                            258,286          67,564
     Van Kampen UIF Fixed Income                                                       213,486         207,918
     Van Kampen UIF High Yield                                                         176,776          84,972
     Van Kampen UIF International Magnum                                               184,108          59,485






5. Accumulation Units

The changes in accumulation units for the year ended December 31, 2007, are as follows (rounded to whole units):

                                                                Units            Units         Net Increase
                                                               Issued           Redeemed        (Decrease)
                                                          -----------------------------------------------------
     Subaccount
     Transamerica Asset Allocation - Conservative                    1,105              249               856
     Transamerica Asset Allocation - Growth                        115,835           38,351            77,484
     Transamerica Asset Allocation - Moderate Growth                77,779           20,717            57,062
     Transamerica Asset Allocation - Moderate                       14,859            1,958            12,901
     Transamerica BlackRock Large Cap Value                          4,022              813             3,209
     Transamerica Capital Guardian Global                           30,946           33,839            (2,893)
     Transamerica Capital Guardian Value                            21,526           28,596            (7,070)
     Transamerica Clarion Global Real Estate Securities              5,885            3,942             1,943
     Transamerica Federated Market Opportunity                      35,247           43,312            (8,065)
     Transamerica JP Morgan Mid Cap Value                                -              114              (114)
     Transamerica Marsico Growth                                     9,758            5,026             4,732
     Transamerica PIMCO Total Return                                12,867            7,853             5,014
     Transamerica Templeton Global                                   4,908            2,928             1,980
     Transamerica Third Avenue Value                                 9,064            3,601             5,463
     Transamerica Convertible Securities                                59                8                51
     Transamerica Equity                                           132,156          127,865             4,291
     Transamerica Growth Opportunities                               3,621            1,823             1,798
     Transamerica Money Market                                   2,868,626        2,960,044           (91,418)
     Transamerica Science & Technology                               1,279              605               674
     Transamerica U.S. Government Securities                           233               51               182
     Transamerica Van Kampen Mid-Cap Growth                         35,854           37,627            (1,773)
     Alger American Income & Growth                                 28,741           27,351             1,390
     AllianceBernstein VPS Growth & Income                          52,340           75,418           (23,078)
     AllianceBernstein VPS Large Cap Growth                         55,219           52,980             2,239
     Dreyfus Appreciation                                           22,807           22,213               594
     Dreyfus Developing Leaders                                     35,248           36,234              (986)
     Dreyfus Socially Responsible Growth                             7,851            6,470             1,381
     Dreyfus MidCap Stock                                           34,826           58,605           (23,779)
     Fidelity VIP Contrafund                                        38,641           45,901            (7,260)
     Fidelity VIP Equity Income                                     34,409           54,213           (19,804)
     Fidelity VIP Index 500                                         23,318           15,189            (8,129)
     Franklin Small Cap Value                                       24,318           24,632              (314)
     Franklin Small-Mid Cap Growth                                  46,116           45,213               903
     Janus Aspen Series Balanced                                    30,455           22,428             8,027






5. Accumulation Units (continued)

                                                                Units            Units         Net Increase
                                                               Issued           Redeemed        (Decrease)
                                                          -----------------------------------------------------
     Subaccount (continued)
     Janus Aspen Series Worldwide Growth                            53,655           71,669           (18,014)
     MFS(R) Growth                                                  17,722           18,445              (723)
     MFS(R) Investors Trust                                         18,334           17,456               878
     MFS(R) Research                                                12,784           13,595              (811)
     PIMCO VIT Real Return                                             534              602               (68)
     PIMCO VIT StocksPLUS Growth & Income                           36,066           36,131               (65)
     Premier VIT OpCap Managed                                      26,501           26,008               493
     Premier VIT OpCap Small Cap                                    36,999           37,172              (173)
     Van Kampen UIF Emerging Markets Equity                          8,831            5,912             2,919
     Van Kampen UIF Fixed Income                                    47,863           51,506            (3,643)
     Van Kampen UIF High Yield                                      44,728           41,930             2,798
     Van Kampen UIF International Magnum                            24,542           23,148             1,394






5. Accumulation Units (continued)

The changes in accumulation units for the year ended December 31, 2006, are as follows (rounded to whole units):

                                                                    Units             Units         Net Increase
                                                                    Issued          Redeemed         (Decrease)
                                                              ------------------------------------------------------
Subaccount
Transamerica Asset Allocation - Conservative                    $        2,715    $           32   $        2,683
Transamerica Asset Allocation - Growth                                 205,771            23,716          182,055
Transamerica Asset Allocation - Moderate Growth                         84,435             5,525           78,910
Transamerica Asset Allocation - Moderate                                10,229               945            9,284
Transamerica BlackRock Large Cap Value                                   4,428               782            3,646
Transamerica Capital Guardian Global                                    22,453            16,329            6,124
Transamerica Capital Guardian Value                                     23,179            21,027            2,152
Transamerica Clarion Global Real Estate Securities                       8,526               610            7,916
Transamerica Federated Market Opportunity                               29,252            36,329           (7,077)
Transamerica JP Morgan Mid Cap Value                                         -               216             (216)
Transamerica Marsico Growth                                              3,226               315            2,911
Transamerica PIMCO Total Return                                         15,247             6,665            8,582
Transamerica Templeton Global                                              829               238              591
Transamerica Third Avenue Value                                          6,863             1,087            5,776
Transamerica Convertible Securities                                         14                 3               11
Transamerica Equity                                                    169,620           171,756           (2,136)
Transamerica Growth Opportunities                                        3,983               256            3,727
Transamerica Money Market                                            2,294,393         2,662,609         (368,216)
Transamerica Science & Technology                                          116                16              100
Transamerica U.S. Government Securities                                  1,143                60            1,083
Transamerica Van Kampen Mid-Cap Growth                                  33,851            26,987            6,864
Alger American Income & Growth                                          31,283            26,420            4,863
AllianceBernstein VPS Growth & Income                                   55,565            60,669           (5,104)
AllianceBernstein VPS Large Cap Growth                                  47,351            42,718            4,633
Dreyfus Appreciation                                                    25,069            24,299              770
Dreyfus Developing Leaders                                              54,619            46,724            7,895
Dreyfus Socially Responsible Growth                                      8,283             5,535            2,748
Dreyfus MidCap Stock                                                    40,104            42,705           (2,601)
Fidelity VIP Contrafund                                                 74,904            27,746           47,158
Fidelity VIP Equity Income                                              68,253            32,139           36,114
Fidelity VIP Index 500                                                  25,254            15,501            9,753
Franklin Small Cap Value                                                29,637            25,801            3,836
Franklin Small-Mid Cap Growth                                           44,063            36,072            7,991
Janus Aspen Series Balanced                                             30,583            22,753            7,830




5. Accumulation Units (continued)

                                                                    Units             Units         Net Increase
                                                                    Issued          Redeemed         (Decrease)
                                                              ------------------------------------------------------
Subaccount (continued)
Janus Aspen Series Worldwide Growth                             $       55,110    $       51,525   $        3,585
MFS(R) Growth                                                           19,367            18,064            1,303
MFS(R) Investors Trust                                                  17,462            16,330            1,132
MFS(R) Research                                                         11,178            13,206           (2,028)
PIMCO VIT Real Return                                                    2,031               129            1,902
PIMCO VIT StocksPLUS Growth & Income                                    37,726            34,736            2,990
Premier VIT OpCap Managed                                               24,714            21,179            3,535
Premier VIT OpCap Small Cap                                             38,241            40,174           (1,933)
Van Kampen UIF Emerging Markets Equity                                   7,401             5,181            2,220
Van Kampen UIF Fixed Income                                             55,827            52,608            3,219
Van Kampen UIF High Yield                                               40,931            19,002           21,929
Van Kampen UIF International Magnum                                     27,033            20,870            6,163



6. Financial Highlights

A summary of unit values and units outstanding for the subaccount and the expense ratios (calculated for each subaccount from the date first deposits were received), excluding expenses of the underlying funds for each of the five years in the period ended December 31, 2007, follows:


                                                                          Investment  Expenses as
                                                                Total      Income   a Percentage
                                 Accumulation  Accumulation   Subaccount    Ratio*    of Average     Total
             Subaccount             Units       Unit Value      Value                Net Assets**  Return***
     ----------------------------------------------------------------------------------------------------------
     ----------------------------

     Transamerica Asset Allocation -
        Conservative****
     2007                              12,800.23   $    12.47    $159,644      2.86%       0.25%       6.12%
     2006                              11,944.62        11.75     140,385      3.27        0.25        9.17
     2005                               9,261.93        10.77      99,709      6.66        0.25        2.53

     Transamerica Asset Allocation -
        Growth****
     2007                             355,932.40        14.50   5,161,427      2.37        0.25        7.48
     2006                             278,449.29        13.49   3,756,651      1.03        0.25       15.33
     2005                              96,394.41        11.70   1,127,621      0.24        0.25       10.63

     Transamerica Asset Allocation -
        Moderate Growth****
     2007                             142,138.80        13.95   1,983,365      2.58        0.25        7.54
     2006                              85,077.03        12.98   1,103,898      2.36        0.25       13.55
     2005                               6,166.59        11.43      70,464      1.25        0.25        8.57

     Transamerica Asset Allocation -
        Moderate****
     2007                              25,357.17        13.29     337,109      3.21        0.25        7.68
     2006                              12,456.09        12.35     153,779      3.10        0.25       11.20
     2005                               3,172.01        11.10      35,216      0.09        0.25        4.18

     Transamerica BlackRock
        Large Cap Value****
     2007                               8,867.83        14.19     125,836      0.88        0.25        4.38
     2006                               5,658.68        13.60      76,931      0.44        0.25       16.63
     2005                               2,012.97        11.66      23,465      0.02        0.25        6.60







6. Financial Highlights (continued)



                                                                          Investment  Expenses as
                                                                Total      Income   a Percentage
                                 Accumulation  Accumulation   Subaccount    Ratio*    of Average     Total
             Subaccount             Units       Unit Value      Value                Net Assets**  Return***
     ----------------------------------------------------------------------------------------------------------
     ----------------------------

     Transamerica Capital
        Guardian Global
     2007                              47,317.27   $     16.57   $ 783,973     0.98%       0.25%       6.04%
     2006                              50,210.30         15.62     784,526     2.51        0.25       14.04
     2005                              44,086.77         13.70     604,066     0.45        0.25        9.90
     2004                              42,538.63         12.47     530,336     0.36        0.25       10.60
     2003                              34,997.31         11.27     394,494     0.19        0.25       37.26

     Transamerica Capital Guardian
        Value
     2007                              35,555.72         14.49     515,081     1.10        0.25       (6.52)
     2006                              42,625.75         15.50     660,561     1.49        0.25       16.21
     2005                              40,473.93         13.34     539,740     1.01        0.25        7.44
     2004                              34,197.57         12.41     424,456     1.05        0.25       16.41
     2003                              25,661.83         10.66     273,606     0.63        0.25       34.24

     Transamerica Clarion Global
        Real Estate Securities****
     2007                              10,788.41         15.46     166,787     7.74        0.25       (6.94)
     2006                               8,845.60         16.61     146,948     1.19        0.25       41.92
     2005                                 929.22         11.71      10,877     2.52        0.25       13.84

     Transamerica Federated
        Market Opportunity
     2007                              51,978.29         13.81     717,622     3.74        0.25       (0.73)
     2006                              60,043.32         13.91     835,027     1.58        0.25        2.50
     2005                              67,120.40         13.57     910,672     2.58        0.25        4.70
     2004                              40,166.65         12.96     520,518     2.85        0.25        8.94
     2003                              27,978.62         11.90     332,832     4.08        0.25       26.53

     Transamerica JP Morgan
        Mid Cap Value****
     2007                               2,554.34         13.30      33,971     0.99        0.25        2.57
     2006                               2,668.46         12.97      34,598     0.83        0.25       16.95
     2005                               2,884.95         11.09      31,983     -           0.25        3.53

     Transamerica Marsico Growth****
     2007                               9,303.15         14.38     133,749     0.02        0.25       20.10
     2006                               4,571.94         11.97      54,728     0.15        0.25        5.10
     2005                               1,660.82         11.39      18,916     0.09        0.25        4.41





6. Financial Highlights (continued)



                                                                          Investment  Expenses as
                                                                Total      Income   a Percentage
                                 Accumulation  Accumulation   Subaccount    Ratio*    of Average     Total
             Subaccount             Units       Unit Value      Value                Net Assets**  Return***
     ----------------------------------------------------------------------------------------------------------
     ----------------------------

     Transamerica PIMCO Total Return
     2007                             36,976.41    $     12.28  $453,957       2.61%        0.25%       8.68%
     2006                             31,962.77          11.30   361,079       3.39         0.25        3.95
     2005                             23,380.67          10.87   254,088       1.95         0.25        2.07
     2004                             15,394.16          10.65   163,895       1.51         0.25        4.23
     2003                              3,062.40          10.21    31,280       0.97         0.25        1.18

     Transamerica Templeton
        Global****
     2007                              4,077.75          15.20    61,969       1.94         0.25       14.96
     2006                              2,097.91          13.22    27,734       1.51         0.25       18.49
     2005                              1,507.41          11.16    16,817         -          0.25        4.08

     Transamerica Third Avenue
        Value****
     2007                             15,004.84          14.18   212,778       4.18         0.25        0.95
     2006                              9,542.09          14.05   134,042       0.92         0.25       15.78
     2005                              3,766.42          12.13    45,698       0.16         0.25       10.70

     Transamerica
        Convertible Securities****
     2007                                 62.27          14.83       924       1.99         0.25       18.44
     2006                                 10.96          12.52       137       2.95         0.25       10.74
     2005                                  -             11.31         -         -          0.25        3.57

     Transamerica Equity
     2007                            355,512.63          15.06 5,355,271       0.02         0.25       15.99
     2006                            351,221.75          12.99 4,561,145         -          0.25        8.44
     2005                            353,357.30          11.98 4,231,584       0.38         0.25       16.25
     2004                            330,075.44          10.30 3,400,346         -          0.25       15.52
     2003                            373,287.85           8.92 3,328,920         -          0.25       30.90

     Transamerica
        Growth Opportunities****
     2007                              5,818.28          16.39    95,358       0.04         0.25       22.78
     2006                              4,019.85          13.35    53,661       0.27         0.25        4.84
     2005                                292.52          12.73     3,725         -          0.25       17.16

     Transamerica Money Market
     2007                            2,801,988.81         1.17 3,274,912       4.88         0.25        4.76
     2006                            2,893,407.09         1.12 3,228,235       4.61         0.25        4.46
     2005                            3,261,623.47         1.07 3,483,642       2.86         0.25        2.62
     2004                            3,366,014.60         1.04 3,503,220       1.00         0.25        0.75
     2003                            2,912,158.01         1.03 3,008,207       0.79         0.25        0.54




6. Financial Highlights (continued)


                                                                          Investment  Expenses as
                                                                Total      Income   a Percentage
                                 Accumulation  Accumulation   Subaccount    Ratio*    of Average     Total
             Subaccount             Units       Unit Value      Value                Net Assets**  Return***
     ----------------------------------------------------------------------------------------------------------
     ----------------------------

     Transamerica
        Science & Technology****
     2007                             1,239.93     $     15.59   $  19,331        -%         0.25%      32.40%
     2006                               565.81           11.78       6,663         -         0.25        0.75
     2005                               465.63           11.69       5,442      0.68         0.25        9.30

     Transamerica U.S. Government
        Securities****
     2007                             1,488.88           11.03      16,429      4.72         0.25        5.78
     2006                             1,306.64           10.43      13,630      4.23         0.25        3.00
     2005                               224.05           10.13       2,269     10.45         0.25        0.66

     Transamerica Van Kampen
        Mid-Cap Growth
     2007                            77,966.52           10.66     830,766        -          0.25       22.23
     2006                            79,739.27            8.72     695,151        -          0.25        9.63
     2005                            72,875.39            7.95     579,492      0.09         0.25        7.28
     2004                            72,807.47            7.41     539,660        -          0.25        6.88
     2003                           110,414.31            6.94     765,757        -          0.25       27.83

     Alger American Income
        & Growth
     2007                           113,285.54           10.84   1,228,265      0.78         0.25        9.86
     2006                           111,896.05            9.87   1,104,358      1.25         0.25        9.04
     2005                           107,033.11            9.05     968,807      1.06         0.25        3.18
     2004                            99,269.75            8.77     870,838      0.52         0.25        7.58
     2003                            88,359.58            8.15     720,539      0.31         0.25       29.51

     AllianceBernstein VPS Growth &
        Income
     2007                           145,529.86           13.48   1,962,013      1.21         0.25        4.60
     2006                           168,608.08           12.89   2,173,243      1.16         0.25       16.69
     2005                           173,712.16           11.05   1,918,744      1.25         0.25        4.34
     2004                           181,275.76           10.59   1,919,085      0.72         0.25       10.94
     2003                           166,170.89            9.54   1,585,642      0.80         0.25       31.85

     AllianceBernstein VPS Large
        Cap Growth
     2007                            55,222.99           10.18     562,010         -         0.25       13.33
     2006                            52,983.57            8.98     475,800         -         0.25       (0.89)
     2005                            48,350.38            9.06     438,082         -         0.25       14.56
     2004                            41,615.60            7.91     329,149         -         0.25        8.07
     2003                            36,237.73            7.32     265,199         -         0.25       23.06




6. Financial Highlights (continued)



                                                                          Investment  Expenses as
                                                                Total      Income   a Percentage
                                 Accumulation  Accumulation   Subaccount    Ratio*    of Average     Total
             Subaccount             Units       Unit Value      Value                Net Assets**  Return***
     ----------------------------------------------------------------------------------------------------------
     ----------------------------

     Dreyfus Appreciation
     2007                              99,802.57   $     12.62   $1,259,477    1.52%       0.25%       6.86%
     2006                              99,208.78         11.81   1,171,567     1.48        0.25       16.19
     2005                              98,438.83         10.16   1,000,520     0.02        0.25        4.12
     2004                              78,971.94          9.76     770,915     2.02        0.25        4.78
     2003                              61,203.68          9.32     570,186     1.64        0.25       20.87

     Dreyfus Developing Leaders
     2007                             101,119.56         11.09   1,121,027     0.73        0.25      (11.28)
     2006                             102,105.49         12.50   1,275,903     0.39        0.25        3.51
     2005                              94,210.12         12.07   1,137,298        -        0.25        5.54
     2004                             103,135.89         11.44   1,179,726     0.19        0.25       11.06
     2003                             138,924.00         10.30   1,430,804     0.03        0.25       31.36





     Dreyfus MidCap Stock
     2007                             111,783.96         15.07   1,684,247     0.41        0.25        1.24
     2006                             135,562.93         14.88   2,017,450     0.38        0.25        7.48
     2005                             138,163.96         13.85   1,913,045     0.03        0.25        8.90
     2004                             124,144.08         12.71   1,578,450     0.44        0.25       14.19
     2003                             106,107.67         11.13   1,181,482     0.35        0.25       31.39

     Dreyfus Socially Responsible
        Growth
     2007                              26,718.42          9.59     256,220     0.51        0.25        7.52
     2006                              25,338.01          8.92     225,998     0.10        0.25        8.93
     2005                              22,590.17          8.19     184,973        -        0.25        3.36
     2004                              17,083.98          7.92     135,342     0.43        0.25        5.95
     2003                              15,792.51          7.48     118,090     0.14        0.25       25.69

     Fidelity VIP Contrafund
     2007                             113,703.06         19.49   2,216,629     0.71        0.25       17.01
     2006                             120,962.18         16.66   2,015,365     0.95        0.25       11.15
     2005                              73,804.26         14.99   1,106,264     0.10        0.25       16.36
     2004                              50,191.96         12.88     646,580     0.16        0.25       14.87
     2003                              25,658.32         11.21     287,742     0.06        0.25       27.88

     Fidelity VIP Equity Income
     2007                              72,944.06         15.27   1,113,752     1.31        0.25        1.02
     2006                              92,748.30         15.11   1,401,854     2.58        0.25       19.63
     2005                              56,634.52         12.63     715,545     1.37        0.25        5.31
     2004                              49,446.54         12.00     593,243     1.19        0.25       10.96
     2003                              31,478.84         10.81     340,381     0.35        0.25       29.70







6. Financial Highlights (continued)


                                                                          Investment  Expenses as
                                                                Total      Income   a Percentage
                                 Accumulation  Accumulation   Subaccount    Ratio*    of Average     Total
             Subaccount             Units       Unit Value      Value                Net Assets**  Return***
     ----------------------------------------------------------------------------------------------------------
     ----------------------------

     Fidelity VIP Index 500
     2007                             73,455.11    $      14.60  $1,072,215    3.24%       0.25%        4.92%
     2006                             65,325.63           13.91   908,855      1.41        0.25        15.15
     2005                             55,572.49           12.08   671,439      1.41        0.25         4.29
     2004                             44,746.81           11.58   518,378      0.91        0.25        10.07
     2003                             25,274.79           10.53   266,018      0.96        0.25        27.77

     Franklin Small Cap Value
     2007                             50,871.96           16.02   815,000      0.64        0.25        (2.62)
     2006                             51,185.94           16.45   842,129      0.62        0.25        16.69
     2005                             47,349.19           14.10   667,585      0.72        0.25         8.50
     2004                             28,287.87           13.00   367,606      0.17        0.25        23.44
     2003                             16,976.21           10.53   178,722      0.22        0.25        31.79

     Franklin Small-Mid Cap Growth
     2007                             82,333.54           12.73 1,048,350        -         0.25        10.96
     2006                             81,430.52           11.48   934,416        -         0.25         8.42
     2005                             73,439.94           10.58   777,255        -         0.25         4.53
     2004                             66,146.37           10.13   669,751        -         0.25        11.20
     2003                             50,741.82            9.11   462,043        -         0.25        36.90

     Janus Aspen Series Balanced
     2007                             96,220.96           14.35 1,380,387      2.35        0.25        10.01
     2006                             88,193.20           13.04 1,150,089      2.00        0.25        10.14
     2005                             80,362.71           11.84   951,493      2.17        0.25         7.39
     2004                             71,108.37           11.02   783,966      2.38        0.25         8.02
     2003                             62,146.03           10.21   634,269      1.94        0.25        13.44

     Janus Aspen Series Worldwide
        Growth
     2007                             87,707.31           10.86   952,285      0.54        0.25         9.09
     2006                            105,720.79            9.95 1,052,228      1.67        0.25        17.64
     2005                            102,135.98            8.46   864,099      1.23        0.25         5.30
     2004                             98,618.92            8.03   792,314      1.04        0.25         4.27
     2003                             74,053.39            7.71   570,604      0.90        0.25        23.37
     MFS(R) Growth
     2007                             44,135.87           11.28   497,645        -         0.25        20.87
     2006                             44,858.41            9.33   418,464        -         0.25         7.63
     2005                             43,555.86            8.67   377,526        -         0.25         8.92
     2004                             39,060.22            7.96   310,839        -         0.25        12.68
     2003                             29,846.75            7.06   210,795        -         0.25        29.90




6. Financial Highlights (continued)



                                                                          Investment  Expenses as
                                                                Total      Income   a Percentage
                                 Accumulation  Accumulation   Subaccount    Ratio*    of Average     Total
             Subaccount             Units       Unit Value      Value                Net Assets**  Return***
     ----------------------------------------------------------------------------------------------------------
          -------------------------------

     MFS(R) Investors Trust
     2007                            45,260.66     $      12.63  $ 571,647     0.81%         0.25%     10.03%
     2006                            44,381.91            11.48    509,455     0.48          0.25      12.71
     2005                            43,249.97            10.18    440,466     0.53          0.25       7.05
     2004                            42,349.09             9.51    402,902     0.62          0.25      11.08
     2003                            40,253.96             8.57    344,776     0.62          0.25      21.84

     MFS(R) Research
     2007                            27,343.07            12.34    337,399     0.68          0.25      12.92
     2006                            28,153.98            10.93    307,656     0.53          0.25      10.20
     2005                            30,181.55             9.92    299,280     0.46          0.25       7.53
     2004                            27,592.74             9.22    254,445     1.04          0.25      15.56
     2003                            27,134.99             7.98    216,530     0.65          0.25      24.39

     PIMCO VIT Real Return****
     2007                             3,049.53            11.13     33,933     4.66          0.25      10.36
     2006                             3,117.05            10.08     31,429     4.48          0.25       0.46
     2005                             1,214.65            10.04     12,192     3.52          0.25       0.34

     PIMCO VIT StocksPLUS Growth
        & Income
     2007                            50,550.02            13.29    672,025     7.67          0.25       6.59
     2006                            50,614.95            12.47    631,290     5.04          0.25      14.61
     2005                            47,624.52            10.88    518,259     2.45          0.25       3.23
     2004                            40,685.90            10.54    428,897     1.78          0.25      10.53
     2003                            36,061.66             9.54    343,922     2.37          0.25      30.05

     Premier VIT OpCap Managed
     2007                            63,725.77            12.25    780,422     2.19          0.25       2.69
     2006                            63,232.67            11.93    754,115     1.65          0.25       9.38
     2005                            59,697.47            10.90    650,904     1.11          0.25       5.02
     2004                            53,209.06            10.38    552,436     1.36          0.25      10.49
     2003                            43,716.34             9.40    410,786     1.75          0.25      21.45

     Premier VIT OpCap Small Cap
     2007                            70,994.80            17.39  1,234,896       -           0.25       0.32
     2006                            71,167.47            17.34  1,233,910       -           0.25      23.78
     2005                            73,100.56            14.01  1,023,974       -           0.25      (0.19)
     2004                            64,251.62            14.03    901,757     0.04          0.25      17.59
     2003                            53,149.45            11.94    634,368     0.05          0.25      42.30







6. Financial Highlights (continued)



                                                                          Investment  Expenses as
                                                                Total      Income   a Percentage
                                 Accumulation  Accumulation   Subaccount    Ratio*    of Average     Total
             Subaccount             Units       Unit Value      Value                Net Assets**  Return***
     ----------------------------------------------------------------------------------------------------------
     ----------------------------

     Van Kampen UIF Emerging
        Markets Equity
     2007                              24,909.30    $      40.97  $1,020,446    0.44%      0.25%      40.10%
     2006                              21,990.74           29.24    643,037     0.77       0.25       36.80
     2005                              19,771.17           21.37    422,608     0.29       0.25       33.52
     2004                               9,750.55           16.01    156,095     0.83       0.25       22.81
     2003                               8,096.69           13.04    105,547       -        0.25       49.30

     Van Kampen UIF Fixed Income
     2007                             116,879.25           13.86  1,620,197     3.64       0.25        5.19
     2006                             120,521.49           13.18  1,588,277     4.11       0.25        3.47
     2005                             117,302.03           12.74  1,493,963     3.35       0.25        3.95
     2004                              99,449.40           12.25  1,218,407     3.53       0.25        4.11
     2003                             113,530.84           11.77  1,336,050     0.06       0.25        4.38

     Van Kampen UIF High Yield
     2007                              49,002.13           13.55    664,118     8.75       0.25        3.75
     2006                              46,204.77           13.06    603,573     8.38       0.25        8.35
     2005                              24,275.51           12.06    292,669     7.79       0.25        0.81
     2004                              19,624.99           11.96    234,711     6.10       0.25        9.21
     2003                              16,753.20           10.95    183,464       -        0.25       25.40

     Van Kampen UIF International
        Magnum
     2007                              55,789.89           16.81    937,856     1.50       0.25       14.30
     2006                              54,396.21           14.71    800,007     0.10       0.25       24.82
     2005                              48,233.00           11.78    568,300     1.22       0.25       10.79
     2004                              38,287.52           10.63    407,176     2.69       0.25       17.09
     2003                              26,407.83            9.08    239,839     0.13       0.25       27.10

     * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying portfolios in which the subaccounts invest.

     ** These ratios represent the annualized contract expenses of each subaccount, consisting primarily of mortality and expense charges, for the periods. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units are excluded.

     *** These amounts represent the total return for the period indicated for each subaccount as a whole, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. An individual owner's return may vary based on the timing of the individual's capital transactions.

     **** The designated subaccounts were made available to policyholders on May
          1, 2005. The total return for 2005 is calculated from the day each subaccount received its initial funding to December 31, 2005, and is not annualized.

PART C:  OTHER INFORMATION

     Item 27:  Exhibits

     (a) Certified copy of Resolutions of the Board of Directors of the Company of December 6, 1996 establishing the Transamerica Occidental Life Separate Account VUL-6. 1/

     (b)  Custodian Agreements: Not Applicable.

     (c) (i) Form of Distribution Agreement between Transamerica Securities Sales Corporation and Transamerica Occidental Life Insurance Company. 1/

          (ii) Form of Sales Agreement between Transamerica Life Companies, Transamerica Securities Sales Corporation and Broker-Dealers 1/

     (d)  Forms of Policy and Policy riders. 1/

     (e)  Form of Application. 1/ 7/

     (f)  Organizational documents of the Company, as amended. 1/

     (g)  Reinsurance Contracts: 4/

     (h) Form of Participation Agreement between: Transamerica Occidental Life Insurance Company and: 9/

          (a) re The Alger American Fund 1/
          (b) re Alliance Variable Products Series Fund, Inc. 1/
          (c) re Dreyfus  Variable  Investment Fund 1/
          (d) re Janus Aspen Series 1/
          (e) re MFS Variable Insurance Trust 1/

          (f) re The Van Kampen Universal Institutional Funds, Inc.
                (formerly known as Morgan Stanley Universal Funds, Inc.) 1/
          (g) re Premier Variable Insurance Trust
                (formerly known as OCC Accumulation Trust) 1/
          (h) re Transamerica Series Trust, Inc.
            (formerly known as Transamerica Variable Insurance Fund, Inc.) 1/4/
          (i) re  PIMCO Variable Insurance Trust 1/
          (j) re Franklin Templeton Variable Insurance Products Trust 4/
          (k) re WRL Series 1/
          (l) re Fidelity Variable Insurance Products Fund 10/

     (i)  Administrative   Agreements.
     (j)  Other  Material   Contracts:   Not applicable.
     (k) Opinion of Counsel. 1/ 4/
     (l) Actuarial Opinion 1/ 4/


     (m)  Calculation. 5/ 10/

     (n) Consent of Independent Registered Public Accounting Firm 2/ 3/ 4/ 6/ 7/ 8/ 9/ 10/


     (o)  Omitted Financial Statements: Not applicable.

     (p)  Initial Capital Agreements: Not applicable.

     (q)  Redeemability Exemption 4/


     (r)  Powers of Attorney 3/ 10/



     1/ Incorporated herein by reference to the initial filing of this Registration Statement on Form S-6 File No. 333-71956 (Filed October 19, 2001).

     2/ Incorporated herein by reference to Pre-Effective Amendment No. 1 of this Registration Statement on Form S-6 File No. 333-71956 (Filed January 7, 2002).

     3/ Incorporated herein by reference to the Post-Effective Amendment No. 1 of this Registration Statement on Form S-6 File No. 333-71956 (Filed April 25, 2002).

     4/ Incorporated herein by reference to the Post-Effective Amendment No. 4 of this Registration Statement on Form S-6 File No. 333-71956 (Filed April 29, 2003).

     5/   To be filed by subsequent.

     6/ Incorporated herein by reference to Post-Effective Amendment No. 5 of this Registration Statement (Filed No. 333-71956) on April 30, 2004.

     7/ Incorporated herein by reference to Post-Effective Amendment No. 7 of this Registration Statement (Filed No. 333-71956) on April 29, 2005.

     8/ Incorporated herein by reference to Post-Effective Amendment No. 8 of this Registration Statement (Filed No. 333-71956) on April 28, 2006.



     9/ Incorporated herein by reference to Post-Effective Amendment No. 9 of this Registration Statement (Filed No. 333-71956) on April 30, 2007.

     10/  Filed herewith.


Item 28.  Directors and Officers of the Depositor.

                       DIRECTORS AND PRINCIPAL OFFICERS OF
                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY


Darryl D. Button(1)        Director of TOLIC since 2006.  Senior Vice President
                           and Chief Financial Officer of TOLIC since 2005.


Brenda K. Clancy(1)        Senior Vice President since 2000. Director of TOLIC
                           since 1999. Senior Vice President, Corporate, of
                           Transamerica Life Insurance Company, (formerly PFL
                           Life Insurance Company) since 1991. Treasurer and
                           Chief Financial Officer of Transamerica Life
                           Insurance Company since 1996.


John Hunter(1)             Director since 2006.

Kenneth Kilbane(2)         Director and Chairman of the Board since 2007.
                           Senior Vice President of Transamerica Life Insurance
                           Company since 2005.

Craig D. Vermie(1)         Director of TOLIC since 1999. Director, Vice
                           President and General Counsel, Corporate, of
                           Transamerica Life Insurance Company, (formerly PFL
                           Life Insurance Company) since 1990.




Located at:

(1) 4333 Edgewood Road, N.W., Cedar Rapids, Iowa 52499.

(2) 1150 South Olive Street, Los Angeles, California 90015.

Item 29. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

Registrant is a separate account controlled by the Contract Owners, and is not controlled by or under common control with any other person. The Company, the Fund's Investment Adviser, may be deemed to be in control of the Fund, and the Company and Transamerica Investment Services, Inc., may be deemed to be controlled by their parent, Transamerica Corporation, a subsidiary of AEGON N.V.

The following chart indicates the persons controlled by or under common control with Transamerica.



  TRANSAMERICA CORPORATION (DE) (100%)
    AEGON U.S. HOLDING CORPORATION (DE) (100%)
       AEGON MANAGEMENT COMPANY (IN) (100%)
          RIVER RIDGE INSURANCE COMPANY (VT) (100%)
       SHORT HILLS MANAGEMENT COMPANY (NJ) (100%)
       AEGON U.S. CORPORATION (IA) (100%)
          AEGON USA, INC. (IA) (100%)
             AEGON FUNDING CORP. (DE) (100%)
             AEGON USA INVESTMENT MANAGEMENT LLC (IA) (100%)
                ZERO BETA FUND, LLC (DE) (100%)
             AUSA HOLDING COMPANY (MD) (100%)
                ADB CORPORATION, LLC (DE) (100%)
                AEGON ASSET MANAGEMENT SERVICES, INC. (DE) (100%)
                  INVESTMENT ADVISORS INTERNATIONAL, INC. (DE) (100%)
                  WORLD GROUP SECURITIES, INC. (DE) (100%)
                  WORLD FINANCIAL GROUP, INC. (DE) (100%)
                     INNERGY LENDING, LLC (DE) (50%)
                     WFG CHINA HOLDINGS, INC. (DE) (100%)
                        BEIJING DAFU INSURANCE AGENCY CO. LTD. (China) (10%)
                     WFG PROPERTIES HOLDINGS, LLC (GA) (100%)
                     WFG REINSURANCE LIMITED (Bermuda) (100%)
                AEGON USA REALTY ADVISORS INC. (IA) (100%)
                  REAL ESTATE ALTERNATIVES PORTFOLIO 5 NR, LLC (DE) (100%)
                  REAL ESTATE ALTERNATIVES PORTFOLIO 5 RE, LLC (DE) (100%)
                  PENSAPRIMA, INC. (IA) (100%)
                  REALTY INFORMATION SYSTEMS, INC. (IA) (100%)
                  TRANSAMERICA REALTY SERVICES, LLC (DE) (100%)
                     TRANSAMERICA AFFORDABLE HOUSING, INC. (CA) (100%)
                        ARV PACIFIC VILLAS, A CALIFORNIA LIMITED PARTNERSHIP (CA) (99.5%)
                        TAH-MCD IV, LLC (IA) (100%)
                     TRANSAMERICA MINERALS COMPANY (CA) (100%)
                  AEGON USA REAL ESTATE SERVICES, INC. (DE) (100%)
                AUSACAN LP (Canada) (100%)
                CLARK, INC. (DE) (100%)
                  CLARK/BARDES (BERMUDA) LTD. (Bermuda) (100%)
                  CLARK CONSULTING, INC. (DE) (100%)
                     CBC INSURANCE REVENUE SECURITIZATION , LLC (DE) (100%)
                     CLARK INVESTMENT STRATEGIES, INC. (DE) (100%)
                     CLARK SECURITIES, INC. (CA) (100%)
                     COLI INSURANCE AGENCY, INC. (CA) (100%)
                     CRG FIDUCIARY SERVICES, INC. (CA) (100%)
                     CRG INSURANCE AGENCY, INC. (CA) (100%)
                     ECB INSURANCE AGENCY, INC. (CA) (100%)
                     EXECUTIVE BENEFIT SERVICES, INC. (CA) (100%)
                CREDITOR RESOURCES, INC. (MI) (100%)
                  ACADEMY ALLIANCE HOLDINGS INC. (Canada) (100%)
                  ACADEMY ALLIANCE INSURANCE INC. (Canada) (100%)
                  CRC CREDITOR RESOURCES CANADIAN DEALER NETWORK INC. (Canada) (100%)
                  CRI CANADA INC. (Canada) (100%)
                  CRI CREDIT GROUP SERVICES INC. (Canada) (100%)
                  CRI SYSTEMS, INC. (MD) (100%)
                  PREMIER SOLUTIONS GROUP, INC. (MD) (100%)
                DIVERSIFIED INVESTMENT ADVISORS, INC. (DE) (100%)
                  DIVERSIFIED INVESTORS SECURITIES CORP. (DE) (100%)
                  DIVERSIFIED ACTUARIAL SERVICES, INC. (MA) (100%)
                nVISION FINANCIAL , INC. (IA) (100%)
                INTERSECURITIES, INC. (DE) (100%)
                INVESTORS WARRANTY OF AMERICA, INC. (IA) (100%)
                  TRANSAMERICA LIFE SOLUTIONS, LLC (DE) (100%)
                LIFE INVESTORS FINANCIAL GROUP, INC. (IA) (100%)
                MASSACHUSETTS FIDELITY TRUST COMPANY (IA) (100%)
                MONEY SERVICES, INC. (DE) (100%)
                  AEGON USA TRAVEL AND CONFERENCE SERVICES, LLC (IA) (100%)
                MONUMENTAL GENERAL INSURANCE GROUP, INC. (MD) (100%)
                  TRANSAMERICA INTERNATIONAL DIRECT MARKETING GROUP, INC. (MD) (100%)
                  MONUMENTAL GENERAL ADMINISTRATORS, INC. (MD) (100%)
                     NATIONAL ASSOCIATION MANAGEMENT AND CONSULTANT SERVICES, INC.
                                      (MD) (100%)
                PRISMA HOLDINGS, INC. I (DE) (100%)
                  PRISMA CAPITAL PARTNERS, LP (DE) (60%)
                PRISMA HOLDINGS, INC. II (DE) (100%)
                  PRISMA CAPITAL PARTNERS, LLC (DE) (60%)
                TRANSAMERICA CAPITAL, INC. (CA) (100%)
                UNIVERSAL BENEFITS CORPORATION (IA) (100%)
                WESTPORT STRATEGIES, LLC (DE) (100%)
                ZAHORIK COMPANY, INC. (CA) (100%)
             BANKERS FINANCIAL LIFE INSURANCE COMPANY (AZ) (75%)
             IOWA FIDELITY LIFE INSURANCE COMPANY (AZ) (60%)
             LIFE INVESTORS INSURANCE COMPANY OF AMERICA (IA) (100%)
                BAY AREA COMMUNITY INVESTMENTS I LLC (CA) (100%)
                LIFE INVESTORS ALLIANCE LLC (DE) (100%)
                GARNET ASSURANCE CORPORATION (KY) (100%)
                GARNET COMMUNITY INVESTMENTS I LLC (DE) (100%)
                  GARNET LIHTC FUND I LLC (DE) (0.01%)
                LIICA HOLDINGS, LLC (DE) (100%)
                  LIICA RE I, INC. (VT) (100%)
                LIICA RE II, INC. (VT) (100%)
                REAL ESTATE ALTERNATIVES PORTFOLIO 3A, INC. (DE) (100%)
             TRANSAMERICA INTERNATIONAL HOLDINGS, INC. (DE) (100%)
                AEGON CANADA INC. (Canada) (100%)
                   TRANSAMERICA LIFE CANADA (Canada) (100%)
                   AEGON CAPITAL MANAGEMENT INC. (Canada) (100%)
                   AEGON FUND MANAGEMENT INC. (Canada) (100%)
                   NATIONAL FINANCIAL CORPORATION (Canada) (100%)
                      AEGON DEALER SERVICES CANADA INC. (Canada) (100%)
                      MONEY CONCEPTS (CANADA) LIMITED (Canada) (100%)
                         NATIONAL FINANCIAL INSURANCE AGENCY INC. (Canada) (100%)
                TIHI MEXICO, S. DE R.L. DE C.V. (Mexico) (100%)
                TRANSAMERICA OAKMONT CORPORATION (CA) (100%)
                TRANSAMERICA ANNUITY SERVICE CORPORATION (NM) (100%)
                TRANSAMERICA FINANCIAL ADVISORS, INC. (DE) (100%)
                   TRANSAMERICA FINANCIAL RESOURCES INS. AGENCY OF ALABAMA, INC. (AL)
                                    (100%)
                TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY (IA) (100%)
                   EDGEWOOD IP, LLC (IA) (100%)
                   FLASHDANCE, LLC (NY) (100%)
                   GARNET COMMUNITY INVESTMENTS III, LLC (DE) (100%)
                      GARNET LIHTC FUND III, LLC (DE) (0.01%)
                   HOTT FEETT DEVELOPMENT, LLC (NY) (100%) IN THE POCKET, LLC
                   (NY) (100%) NEF INVESTMENT COMPANY (CA) (100%) QUANTITATIVE
                   DATA SOLUTIONS, LLC (DE) (100%) ASIA INVESTMENTS HOLDINGS,
                   LIMITED (Hong Kong) (100%)
                   TRANSAMERICA CONSULTORA Y SERVICIOS LIMITADA (Chile) (100%)
                   TRANSAMERICA LIFE (BERMUDA) LTD. (Bermuda) (100%)
                   TRANSAMERICA LIFE INSURANCE COMPANY (IA) (100%)
                      AEGON FINANCIAL SERVICES GROUP, INC. (MN) (100%)
                         AEGON ASSIGNMENT CORPORATION (IL) (100%)
                         AEGON ASSIGNMENT CORPORATION OF KENTUCKY (KY) (100%)
                         TRANSAMERICA RETIREMENT MANAGEMENT, INC. (MN) (100%)
                      AEGON MANAGED ENHANCED CASH, LLC (DE) (100%) AMERICAN BOND
                      SERVICES, LLC (IA) (100%) GEMINI INVESTMENTS, INC. (DE)
                      (100%) PRIMUS GUARANTY, LTD. (Bermuda) (13.1%) REAL ESTATE
                      ALTERNATIVES PORTFOLIO 1, LLC (DE) (100%) REAL ESTATE
                      ALTERNATIVES PORTFOLIO 2, LLC (DE) (100%) REAL ESTATE
                      ALTERNATIVES PORTFOLIO 3, LLC (DE) (100%) REAL ESTATE
                      ALTERNATIVES PORTFOLIO 4 HR, LLC (DE) (100%) REAL ESTATE
                      ALTERNATIVES PORTFOLIO 4 MR, LLC (DE) (100%)
                   TRANSAMERICA PYRAMID PROPERTIES, LLC (IA) (100%)
                   TRANSAMERICA RE CONSULTORIA EM SEGUROS E SERVICOS LTDA (Brazil) (100%)
                   TRANSAMERICA REALTY INVESTMENT PROPERTIES, LLC (DE) (100%)
                   USA ADMINISTRATION SERVICES, INC. (KS) (100%)
                TRANSAMERICA SECURITIES SALES CORPORATION (MD) (100%)
                WORLD FINANCIAL GROUP HOLDING COMPANY OF CANADA INC. (Canada) (100%)
                   WFG SECURITIES OF CANADA INC. (Canada) (100%)
                   WORLD FINANCIAL GROUP SUBHOLDING COMPANY OF CANADA INC. (Canada)
                               (100%)
                      WORLD FINANCIAL GROUP INSURANCE AGENCY OF CANADA INC. (Canada)
                              (100%)
             TRANSAMERICA INTERNATIONAL RE (BERMUDA) LTD. (Bermuda) (100%)
             UNITED FINANCIAL SERVICES, INC. (MD) (100%)
             WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO (OH) (100%)
                TRANSAMERICA FUND ADVISORS, INC. (FL) (100%)
                   TRANSAMERICA INC.OME SHARES, INC. (MD) (100%)
                TRANSAMERICA FUND SERVICES, INC. (FL) (100%)
                WORLD FINANCIAL GROUP INSURANCE AGENCY, INC. (CA) (100%)
                   WFG INSURANCE AGENCY OF PUERTO RICO, INC. (PR) (100%)
                   WORLD FINANCIAL GROUP INSURANCE AGENCY OF HAWAII, INC. (HI) (100%)
                   WORLD FINANCIAL GROUP INSURANCE AGENCY OF MASSACHUSETTS, INC. (MA)
                              (100%)
                   WORLD FINANCIAL GROUP INSURANCE AGENCY OF WYOMING, INC. (WY) (100%)
                   WFG PROPERTY & CASUALTY INSURANCE AGENCY, INC. (GA) (100%)
                      WFG PROPERTY & CASUALTY INSURANCE AGENCY OF CALIFORNIA, INC. (CA)
                              (100%)
                      WFG PROPERTY & CASUALTY INSURANCE AGENCY OF NEVADA, INC. (NV)
                              (100%)
                INTERSECURITIES INSURANCE AGENCY, INC. (CA) (100%)
             MERRILL LYNCH LIFE INSURANCE COMPANY (AR) (100%)
             ML LIFE INSURANCE COMPANY OF NEW YORK (NY) (100%)
             RCC NORTH AMERICA LLC (DE) (100%)
                FGH USA LLC (DE) (100%)
                   ALH PROPERTIES EIGHT LLC (DE) (100%)
                   ALH PROPERTIES ELEVEN LLC (DE) (100%)
                                               ALH PROPERTIES FIFTEEN LLC (DE) (100%)
                   ALH PROPERTIES FIVE LLC (DE) (100%) ALH PROPERTIES FOUR LLC
                   (DE) (100%) ALH PROPERTIES NINE LLC (DE) (100%) ALH
                   PROPERTIES SEVEN LLC (DE) (100%) ALH PROPERTIES SEVENTEEN LLC
                   (DE) (100%) ALH PROPERTIES SIXTEEN LLC (DE) (100%) ALH
                   PROPERTIES TEN LLC (DE) (100%) ALH PROPERTIES TWELVE LLC (DE)
                   (100%) ALH PROPERTIES TWO LLC (DE) (100%) FGH EASTERN REGION
                   LLC (DE) (100%)
                      FGH REALTY CREDIT LLC (DE) (100%)
                         FGP BUSH TERMINAL, INC. (DE) (100%)
                   FGP 90 WEST STREET LLC (DE) (100%)
                   FGP BURKEWOOD, INC. (DE) (100%)
                   FGP FRANKLIN LLC (DE) (100%)
                   FGP HERALD CENTER, INC. (DE) (100%)
                   FGP HERITAGE SQUARE, INC. (DE) (100%)
                   FGP ISLANDIA, INC. (DE) (100%)
                   FGP MERRICK, INC. (DE) (100%)
                   FGP WEST MEZZANINE LLC (DE) (100%)
                   FGP WEST 32ND STREET, INC. (DE) (100%)
                   FGP WEST STREET TWO LLC (DE) (100%)
                   FGP WEST STREET LLC (DE) (100%)
                   FIFTH FGP LLC (DE) (100%)
                   FIRST FGP LLC (DE) (100%)
                   FOURTH FGP LLC (DE) (100%)
                   SECOND FGP LLC (DE) (100%)
                   SEVENTH FGP LLC (DE) (100%)
                   THE RCC GROUP, INC. (DE) (100%)
             SOUTHWEST EQUITY LIFE INSURANCE COMPANY (AZ) (75%)
             STONEBRIDGE CASUALTY INSURANCE COMPANY (OH) (100%)
             TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY (NY) (100%)
          COMMONWEALTH GENERAL CORPORATION (DE) (100%)
             AMPAC, INC. (TX) (100%)
             UNICOM ADMINISTRATIVE SERVICES, INC. (PA) (100%)
             AEGON INSTITUTIONAL MARKETS, INC. (DE) (100%)
                NEW MARKETS COMMUNITY INVESTMENT FUND, LLC (IA) (100%)
             AEGON STRUCTURED SETTLEMENTS, INC. (KY) (100%)
             AFSG SECURITIES CORPORATION (PA) (100%)
             FINANCIAL PLANNING SERVICES, INC. (DC) (100%)
             FOURTH & MARKET FUNDING, LLC (DE) (100%)
             VALLEY FORGE ASSOCIATES, INC. (PA) (100%)
             AEGON ALLIANCES, INC. (VA) (100%)
             CAPITAL GENERAL DEVELOPMENT CORPORATION (DE) (100%)
                MONUMENTAL LIFE INSURANCE COMPANY (IA) (100%)
                   AEGON DIRECT MARKETING SERVICES, INC. (MD) (100%)
                      TRANSAMERICA AFFINITY SERVICES, INC. (MD) (100%)
                      TRANSAMERICA INTERNATIONAL DIRECT MARKETING CONSULTANTS, LLC
                              (MD) (49%)
                      AEGON DIRECT MARKETING SERVICES (THAILAND), LTD.
                   (Thailand) (93%) APPLE PARTNERS OF IOWA, LLC (IA) (100%) BAY
                   STATE COMMUNITY INVESTMENTS I, LLC (DE) (100%) BAY STATE
                   COMMUNITY INVESTMENTS II, LLC (DE) (100%) GARNET ASSURANCE
                   CORPORATION II (IA) (100%) GARNET COMMUNITY INVESTMENTS, LLC
                   (DE) (100%)
                      GARNET LIHTC FUND XIII-A, LLC (DE) (0.01%) GARNET LIHTC
                      FUND XIII-B, LLC (DE) (0.01%) GARNET LIHTC FUND XIII, LLC
                      (DE) (0.01%) GARNET LIHTC FUND XIV, LLC (DE) (100%) GARNET
                      LIHTC FUND XV, LLC (DE) (100%) GARNET LIHTC FUND XVI, LLC
                      (DE) (100%) GARNET LIHTC FUND, XVII, LLC (DE) (100%)
                   GARNET COMMUNITY INVESTMENTS II, LLC (DE) (100%)
                      GARNET LIHTC FUND II, LLC (DE) (0.01%)
                   GARNET COMMUNITY INVESTMENTS IV, LLC (DE) (100%)
                      GARNET LIHTC FUND IV, LLC (DE) (0.01%)
                   GARNET COMMUNITY INVESTMENTS V, LLC (DE) (100%)
                      GARNET LIHTC FUND V, LLC (DE) (0.01%)
                   GARNET COMMUNITY INVESTMENTS VI, LLC (DE) (100%)
                      GARNET LIHTC FUND VI, LLC (DE) (0.01%)
                   GARNET COMMUNITY INVESTMENTS VII, LLC (DE) (100%)
                      GARNET LIHTC FUND VII, LLC (DE) (0.01%)
                   GARNET COMMUNITY INVESTMENTS VIII, LLC (DE) (100%)
                      GARNET LIHTC FUND VIII, LLC (DE) (0.01%)
                   GARNET COMMUNITY INVESTMENTS IX, LLC (DE) (100%)
                      GARNET LIHTC FUND IX, LLC (DE) (0.01%)
                   GARNET COMMUNITY INVESTMENTS X, LLC (DE) (100%)
                      GARNET LIHTC FUND X, LLC (DE) (0.01%)
                   GARNET COMMUNITY INVESTMENTS XI, LLC (DE) (100%)
                      GARNET LIHTC FUND XI, LLC (DE) (100%)
                   GARNET COMMUNITY INVESTMENTS XII, LLC (DE) (100%) GARNET
                      LIHTC FUND XII-A, LLC (DE) (0.01%) GARNET LIHTC FUND
                      XII-B, LLC (DE) (0.01%) GARNET LIHTC FUND XII-C, LLC (DE)
                      (0.01%) GARNET LIHTC FUND XII, LLC (DE) (0.01%)
                   JMH OPERATING COMPANY, INC. (MS) (100%)
             GLOBAL PREMIER REINSURANCE COMPANY, LTD. (British Virgin Islands) (100%)
             STONEBRIDGE BENEFIT SERVICES, INC. (DE) (100%)
             STONEBRIDGE GROUP, INC. (DE) (100%)
             STONEBRIDGE LIFE INSURANCE COMPANY (VT) (100%)
                PEOPLES BENEFIT SERVICES, INC. (PA) (100%)
                PINE FALLS RE, INC. (VT) (100%)
                STONEBRIDGE REINSURANCE COMPANY (VT) (100%)
             ARC REINSURANCE CORPORATION (HI) (100%)
             PYRAMID INSURANCE COMPANY, LTD. (HI) (100%)
             TRANSAMERICA CORPORATION (OREGON) (OR) (100%)
             TRANSAMERICA FINANCE CORPORATION (DE) (100%)
                   TRANSAMERICA LEASING HOLDINGS, INC. (DE) (100%)
                      TRANSAMERICA FUNDING LP (United Kingdom) (100%)
                      TRANSAMERICA TRAILER LEASING AG (Switzerland) (100%)
                      TRANSAMERICA TRAILER LEASING SP. Z.O.O. (Poland) (100%)
                TRANSAMERICA COMMERCIAL FINANCE CORPORATION, I (DE) (100%)
                   TCFC AIR HOLDINGS, INC. (DE) (100%)
                      TA AIR XI CORP. (DE) (100%)
                      TRANSAMERICA AVIATION, LLC (DE) (100%)
                   TCFC ASSET HOLDINGS, INC. (DE) (100%)
                      TCF ASSET MANAGEMENT CORPORATION (DE) (100%)
                      TRANSAMERICA ACCOUNTS HOLDING CORPORATION (DE) (100%)
                      TRANSAMERICA CONSUMER FINANCE HOLDING COMPANY (DE) (100%)
                      TRANSAMERICA DISTRIBUTION FINANCE OVERSEAS, INC. (DE) (100%)
                      TRANSAMERICA SMALL BUSINESS CAPITAL, INC. (DE) (100%)
                      TRANSAMERICA VENDOR FINANCIAL SERVICES CORPORATION (DE) (100%)
                   TCFC EMPLOYMENT, INC. (DE) (100%)
                TRANSAMERICA HOME LOAN (CA) (100%)
             TRANSAMERICA INVESTMENT SERVICES, INC. (DE) (100%)
                TRANSAMERICA INVESTMENT MANAGEMENT, LLC (DE) (81.75%)
                   TRANSAMERICA INVESTORS, INC. (MD) (100%)
                   WESTCAP INVESTORS, LLC (DE) (100%)
                      WESTCAP INVESTORS SERIES FUND, LLC (DE) (100%)
             TRANSAMERICA PACIFIC INSURANCE COMPANY, LTD. (HI) (100%)


Item 30. Indemnification.

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The code also specifies procedures for determining when indemnification payments can be made.

Article V, Section I, of Transamerica's Bylaws provides: Each person who was or is a party or is threatened to be made a party to or is involved, even as a witness, in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereafter a "Proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an "Agent"), shall be indemnified and held harmless by the corporation to the fullest extent authorized by statutory and decisional law, as the same exists or may hereafter be interpreted or amended (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing, in any Proceeding (hereafter "Expenses"); provided, however, that except as to actions to enforce indemnification rights pursuant to Section 3 of this Article, the corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article shall be a contract right. (It is the Corporation's intent that these bylaws provide indemnification in excess of that expressly permitted by Section 317 of the California General Corporation Law, as authorized by the corporation's Articles of Incorporation.)


The directors and officers of Transamerica Occidental Life Insurance Company are covered under a Directors and Officers liability program. which includes direct coverage to directors and officers (Coverage A) and corporate reimbursement (Coverage B) to reimburse the Company for indemnification of its directors and officers. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. In general, the term "loss" means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. In general, the term "Wrongful Acts" means any breach of duty, neglect, error, misstatement, misleading statement or omission caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program is $200,000,000 for Coverage A and $300,000,000 for Coverage B for the period November 8, 2007/2008. Coverage B is subject to a self insured retention of $5,000,000. The primary policy under the program is with AIG Europe/Landmark Insurance Company Limited.


Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Principal Underwriter.


Transamerica Securities Sales Corporation is the principal underwriter for Transamerica Occidental Life Insurance Company's Separate Accounts VL, VUL-1, VUL-2, VUL-4, VUL-5, and VUL-6.

The Underwriter is wholly-owned by Transamerica Service Company, a subsidiary of Transamerica International Holdings, Inc., which is wholly owned by AEGON USA, Inc., which is a subsidiary of AEGON, N.V. The address of the Underwriter is 1150 South Olive Street, Los Angeles, California 90015.

The following table furnishes information with respect to each director and officer of the principal Underwriter currently distributing securities of the registrant:

Sandra C. Brown         Director, Chairperson and President
George Chuang           Director, Vice President, Treasurer and
                                Chief Financial Officer
Christopher Shaw        Vice President and Chief Compliance Officer
Robert Armstrong        Secretary



The following table lists the amounts of commission and other compensation received, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

------------------------ ----------------------------- ---------------------- ------------------ ---------------------
   Name of Principal      Net Underwriting Discounts      Compensation on         Brokerage
      Underwriter                & Commission               Redemption           Commissions         Compensation
------------------------ ----------------------------- ---------------------- ------------------ ---------------------
------------------------ ----------------------------- ---------------------- ------------------ ---------------------

TSSC                                  0                          0              $1,866,311.33         $48,441.07

------------------------ ----------------------------- ---------------------- ------------------ ---------------------



Item 32.  Location of Accounts and Records.

The Company maintains physical possession of each account, book, or other document required to be maintained at its offices at 1150 South Olive Street, Los Angeles, California 90015 and 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

Item 33.  Management Services.   Not applicable.


Item 34.    Fee Representation.

Transamerica Occidental Life Insurance Company hereby represents that the fees and charges deducted under Contracts are reasonable in the aggregate in relation to services rendered, expenses expected to be incurred and risks assumed by Transamerica.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Transamerica Occidental Life Insurance Company has caused this Registration Statement to be signed on its behalf by the undersigned in the City of Los Angeles, State of California on the 30th day of April, 2008.



             Transamerica Occidental Life Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company
                                  (Registrant)

                           By: /s/ David M. Goldstein
                               David M. Goldstein
                              Senior Vice President

                 Transamerica Occidental Life Insurance Company
                                   (Depositor)

                           By: /s/ David M. Goldstein
                               David M. Goldstein
                              Senior Vice President


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signatures                    Titles                              Date


Darryl D. Button*             ___________________________        April 30, 2008
                              Director and Chief Financial Officer
Brenda K. Clancy*             ___________________________        April 30, 2008
                              Director and Senior Vice President
John Hunter*                  _________________________          April 30, 2008
                              Director
Kenneth Kilbane*              _________________________          April 30, 2008
                              Director
Craig D. Vermie*              _________________________          April 30, 2008
                              Director, Vice President and Counsel


/s/ David M. Goldstein     On April 30, 2008 as Attorney-in-Fact pursuant to
*By: David M. Goldstein    powers of attorney filed herewith.